Exhibit 10.05

CONNECTION AND USE OF SYSTEM DOCUMENTATION



                THE NATIONAL GRID COMPANY PLC



          CONNECTION AND USE OF SYSTEM DOCUMENTATION








                       [CONFORMED COPY]

                            CONTENTS


Master Agreement

Schedule 1          -    NGC/Users' Details
Schedule 2          -    Definitions
Schedule 3          -    Accession Agreement

Exhibit 1      -    Supplemental Agreement Type 1
Exhibit 2      -    Supplemental Agreement Type 2
Exhibit 3      -    Supplemental Agreement Type 3
Exhibit 4      -    Supplemental Agreement Type 4
Exhibit 5      -    Supplemental Agreement Type 5
Exhibit 6      -    Supplemental Agreement Type 6
Exhibit 7      -    Connection Application
Exhibit 8      -    Connection Offer
Exhibit 9      -    Use of System Application (Generators)
Exhibit 10          -    Use of System Application (Suppliers)
Exhibit 11          -    Modification Application
Exhibit 12          -    Modification Offer
Exhibit 13          -    Modification Notification
Exhibit 14          -    Ancillary Services Agreement
Exhibit 15          -    Interface Agreement Type 1 (Generators)
Exhibit 16          -    Interface Agreement Type 2 (Suppliers)
Exhibit 17          -    Interface Agreement Type 3 (Suppliers  - Licence)

                    DATED 30TH MARCH 1990


          THE NATIONAL GRID COMPANY PLC (1)


          and


          OTHERS                             (2)



   _______________________________________________________


                            MASTER

            CONNECTION AND USE OF SYSTEM AGREEMENT


   ________________________________________________________

                       MASTER AGREEMENT

                           CONTENTS


Clause         Title

1              Interpretation and Construction
2              Supplemental Agreements
3              Ancillary Services
4              Interface Agreement
5              Nuclear Installations
6              Principles of Ownership
7              Metering
8              NGC Obligations
9              Compliance with the Grid Code/Distribution Code
10             Modifications
11             New Connection Sites
12             General  Provisions concerning Modifications  and
                New Connection Sites
13             Additional Parties
14             Payment
15             Limitation of Liability
16             Duration and Termination
17             Events of Default/Deenergisation
18             Transfer and Subcontracting
19             Confidentiality
20             Intellectual Property
21             Force Majeure
22             Waiver
23             Notices
24             Counterparts
25             Variations
26             Dispute Resolution
27             Jurisdiction
28             Governing Law
29             Severance of Terms
30             Language

THIS MASTER AGREEMENT is made the 30th day of March 1990 and becomes effective on the 31st day of March 1990

BETWEEN:

(1)   THE  NATIONAL  GRID  COMPANY PLC a  company  registered  in
England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SE1 9JU ("NGC", which expression shall include its successors and/or permitted assigns) and whose address, telex and facsimile numbers for notices are set out in Schedule 1; and

(2) THE PERSONS whose names, registered numbers, registered offices, and addresses, telex and facsimile numbers for notices are set out in Schedule I (each a "User", which expression shall include its successors and/or permitted assigns)

WHEREAS:

This Master Agreement has the following principal purposes:-

(i) to establish a contractual framework between NGC and all Users pursuant to which Supplemental Agreements will from time to time be made which will provide for, amongst other things:

      (a) connection of a User's Equipment at a Connection Site to the NGC Transmission System;

      (b)   the  use by a User of the NGC Transmission System  in
connection   with   the   generation   and/or   transmission   of
electricity;

      (c) the payment to NGC of Connection Charges and/or Use of System Charges; and

(ii) to provide for the enforcement of the Grid Code.

NOW IT IS HEREBY AGREED as follows:-

     INTERPRETATION AND CONSTRUCTION

1.1 In this Agreement and in each Supplemental Agreement the words and expressions defined in Schedule 2 shall, unless the subject matter or context otherwise requires or is inconsistent therewith, apply.

1.2 In the event of any inconsistency between the provisions of any Supplemental Agreement and this Agreement, the provisions of the Supplemental Agreement shall prevail in relation to the Connection Site which is the subject thereof to the extent that the rights and obligations of Users not party to that Supplemental Agreement are not affected.

1.3.1 If in order to comply with any obligation in this Agreement or any Supplemental Agreement any Party is under a duty to obtain the consent or approval (including any statutory licence or permission) ("the Consent") of a third party (or the Consent of another Party to this Agreement) such obligation shall be deemed to be subject to the obtaining of such Consent which the Party requiring the Consent shall use its reasonable endeavours to obtain including (if there are reasonable grounds therefor) pursuing any appeal in order to obtain such Consent.

1.3.2 If such Consent is required from any Party to this Agreement then such Party shall grant such Consent unless it is unable to do so or it would be unlawful for it to do so provided that such grant by such Party may be made subject to such reasonable conditions as such Party shall reasonably determine.-

1.3.3 For the avoidance of doubt if the Party who is under a duty to obtain such Consent fails to obtain such Consent having complied with this Clause 1.3 the obligation on that Party (in relation to which such Consent is required) shall cease.

1.4  In this Agreement:-

     (i) unless the context otherwise requires all references to a particular Clause, Sub-Clause, paragraph, Schedule or Exhibit shall be a reference to that Clause, Sub-Clause, paragraph, Schedule or Exhibit in or to this Agreement and all references to a particular Appendix shall be a reference to that Appendix to a Supplemental Agreement;

      (ii)  a  table  of Contents and headings are  inserted  for
convenience  only  and  shall  be  ignored  in  construing   this
Agreement or a Supplemental Agreement, as the case may be;

      (iii) references to the words "include" or "including" are to be construed without limitation to the generality of the preceding words;

      (iv) unless the context otherwise requires any reference to an Act of Parliament or any Part or Section or other provision of or Schedule to an Act of Parliament shall be construed, at the particular time, as including a reference to any modification, extension or re-enactment thereof then in force and to all instruments, orders or regulations then in force and made under or deriving validity from the relevant Act of Parliament; and

      (v) references to the masculine shall include the feminine and references in the singular shall include the plural and vice versa and words denoting persons shall include any individual, partnership, firm, company, corporation, joint venture, trust, association, organisation or other entity, in each case whether or not having separate legal personality.

     SUPPLEMENTAL AGREEMENTS

2.1 Exhibits 1 to 6 to this Master Agreement contain the forms of agreements contemplated to be entered into pursuant to this Clause, being:

     Exhibit I

      Supplemental  Agreement "Type I", in respect of  Connection
Sites of Users which are in existence and Commissioned at the Transfer Date;

     Exhibit 2

       Supplemental  Agreement  "Type  2",  in  respect  of   New
Connection Sites of Users which have not been Commissioned at the Transfer Date;

     Exhibit 3

       Supplemental Agreement "Type 3", for Generators with Embedded Generating Plant or with Embedded Small Independent Generating Plant and who are acting in that capacity and who are passing power onto a Distribution System through a connection with a Distribution System Commissioned at the Transfer Date;

     Exhibit 4

       Supplemental Agreement "Type 4", for Generators with Embedded Generating Plant or with Embedded Small Independent Generating Plant and who are acting in that capacity and who are passing power on to a Distribution System through a connection with a Distribution System which has not been Commissioned at the Transfer Date;

     Exhibit 5

      Supplemental Agreement "Type 5", for Second Tier Suppliers acting in that capacity taking Energy through any Grid Supply
Point and through a Distribution System owned or operated by any other person; and

     Exhibit 6

      Supplemental Agreement "Type  6", for Generators with Minor
Independent Generating Plant which is Embedded and who are acting in that capacity and who are Pool Members.

2.2 The Supplemental Agreements which are to be entered into between NGC and Users who are parties to this Master Agreement as at the Transfer Date, and which are in respect of Connection Sites existing as at the Transfer Date, shall be in or substantially in the relevant exhibited form of Supplemental Agreement unless the parties thereto agree otherwise.

2.3 Any Supplemental Agreements which are entered into between NGC and Users who are parties to this Master Agreement as at the Transfer Date, but in respect of New Connection Sites, shall be in or substantially in the relevant exhibited form of Supplemental Agreement unless the parties thereto agree otherwise.

2.4 All other Supplemental Agreements shall be in such form as may be agreed between NGC and each User.

2.5  Obligations of Users who own or operate Distribution Systems

      2.5.1 Any User who owns or operates a Distribution System shall not Energise the connection between any Generating Plant or Small Independent Generating Plant or Minor Independent Generating Plant and its Distribution System nor permit the use of its Distribution System by the same until the person owning or operating the plant has where required completed the Use of System Application (Generators) and has entered into a Supplemental Agreement in the appropriate form (if any) with NGC and (if such person is not already a party to this Master Agreement) has where required entered into an Accession Agreement with NGC pursuant to Clause 13.

      2.5.2 Any User who owns or operates a Distribution System shall not Energise the connection between any Customer of another Authorised Electricity Operator connected to such Distribution System if the Demand (Active Power) being supplied to such Customer is being purchased by such Authorised Electricity Operator pursuant to the Pooling and Settlement Agreement unless such Authorised Electricity Operator has first completed the Use of System Application (Suppliers) and has entered into a Supplemental Agreement in the appropriate form with NGC and has notified NGC of the details relevant to such Customer to be notified to NGC pursuant to such Supplemental Agreement and (if the Authorised Electricity Operator is not already a party to this Agreement) has entered into an Accession Agreement with NGC pursuant to Clause 13.

     2.5.3 NGC shall notify the relevant owner or operator of the Distribution System in writing as soon as the conditions set out in Sub-Clause 2.5.1 and Sub- Clause 2.5.2 have been satisfied in any particular case together with, if appropriate, a copy of Appendix A of Supplemental Agreement Type 5. NGC undertakes to each Party that, for so long as it is the case, NGC shall from time to time forthwith upon receipt of any written request from that Party to do so, confirm in writing to any person specified in such request that the Party is a party to this Agreement and any Supplemental Agreement specified in such request.

      2.5.4 Each owner or operator of a Distribution System shall Deenergise the connection equipment of any such User the subject of Sub-Clause 2.5.1 or Customer the subject of Sub-Clause
2.5.2 as soon as reasonably practicable following the instruction of NGC in accordance with the terms of this Agreement. NGC shall reimburse such owner or operator any expense incurred in relation to such act of Deenergisation, if any, and shall indemnify such owner or operator against any liability, loss or damage suffered by it as a result of such Deenergisation. Details of any circumstances likely to lead to such a Deenergisation shall be notified promptly by NGC to the said owner or operator. The owner or operator of a Distribution System shall promptly notify NGC when the connection equipment of any User or Customer the subject of Sub-Clauses 2.5.1 or 2.5.2 is Deenergised or Disconnected from its Distribution System or ceases to use its Distribution System as the case may be following the instruction of NGC in accordance with the terms of this Agreement.

2.6 Each and every Supplemental Agreement entered into by a User and in force from time to time will constitute a separate agreement governed by the terms of this Master Agreement and will be read and construed accordingly. For the avoidance of doubt no User shall enjoy any rights nor incur any obligations against any other User pursuant to the terms of any Supplemental Agreement.

2.7    Each  and  every  User  connected  to  or  using  the  NGC
Transmission   System  shall  be  a  Pool   Member   except   for
Non-Embedded Customers being supplied by a Pool Member.


     ANCILLARY SERVICES

3.1 NGC and each User agree that any Ancillary Services agreement in respect of any Ancillary Services to be provided by the User at or from a Connection Site or New Connection Site or a site where an Embedded User is connected to a Distribution System shall be in a form to be agreed between them but based substantially on the form set out in Exhibit 14.


     INTERFACE AGREEMENT

4.1 NGC and each User undertake to enter into an Interface Agreement with each other in a form to be agreed between them but based substantially on the forms set out in Exhibits 15, 16 and 17 as appropriate in relation to Connection Site(s) and New Connection Site(s) where Interface Agreement(s) is/are required pursuant to the applicable Supplemental Agreement or otherwise.

     NUCLEAR INSTALLATIONS

5.1 Save as provided in Sub-Clause 5.2 below notwithstanding anything to the contrary contained in this Agreement (but subject to the following proviso), in circumstances affecting a generator of nuclear electricity (a "Nuclear Generator") in which:

      (a)  a breach of any of the matters specified in Sub-Clause
5.4 below may be reasonably anticipated; and

     (b) there is no defence (other than that provided for under this Sub-Clause) available to the Nuclear Generator in respect of the breach referred to in Sub-Clause 5.1(a);

      the Nuclear Generator shall be entitled to take any action or refrain from taking any action which ;.s reasonably necessary in order to avert the breach referred to in Sub Clause 5.1(a) and each and every provision of this Agreement shall be read and construed subject to this Clause:

     Provided that the Nuclear Generator shall:

      (i) make reasonable efforts to verify the factors that it takes into account in its assessment of the circumstances and anticipated breach referred to above; and

      (ii) use its best endeavours to comply with the relevant provision in a manner which will not cause the Nuclear Generator to breach any of the matters specified in Sub-Clause 5.4 below.

5.2 Sub-Clauses 5.1 and 5.3 shall not apply in relation to the provisions of SDC1, SDC2 and SDC3 of the Grid Code which will apply with full force and effect notwithstanding the occurrence of the circumstances referred to in Sub-Clause 5.1(a) (including those provisions specified in Sub-Clause 5.4 which relate to Safety of Personnel and Plant).

5.3 Save as provided in Sub-Clause 5.2 above notwithstanding anything in this Agreement, the Nuclear Generator shall be entitled upon giving reasonable notice to all affected Parties to require any Party to take any reasonable and proper action whatsoever to the extent necessary in order to comply with (or avert an anticipated breach of) any of the matters specified in Sub-Clause 5.4 below.

5.4 The matters referred to in Sub-Clauses 5.1 and 5.3 above are any covenant, agreement, restriction, stipulation, instruction, provision, condition or notice contained, or referred to, in a licence for the time being in force, granted in accordance with the Nuclear Installations Act 1965 (or legislation amending, replacing or modifying the same) or any consent, or approval issued, or to take effect from time to time, under such licence, any emergency arrangements, operating rules or other matters from time to time, under such licence, any emergency arrangements, operating rules or other matters from time to time approved by the relevant authority under, or pursuant to, any such agreements, restrictions, stipulations, instructions, provisions, conditions or notices.

5.5 The Nuclear Generator shall indemnify and keep indemnified any Party for any loss, damage, costs and expenses incurred by that Party as a consequence of any action of that Party pursuant to Sub-Clause 5.3 (to the extent that the action was not required by any licence or agreement binding on that Party).

5.6 Notwithstanding the fact that any action or inaction allowed by Clause 5.1 above does not constitute a breach of this Agreement or an Event of Default under Clause 17 below, the Nuclear Generator shall be liable to the other Parties to this Agreement for any loss, claims, costs, liabilities and expenses arising from such action or inaction to the extent only that such loss, claims, costs, liabilities and expenses (had it arisen as a result of a breach of this Agreement) would not have been limited or excluded under the provisions of Clause 15 below.

     PRINCIPLES OF OWNERSHIP

6.1  Ownership - Electrical boundaries

      Subject to the Transfer Scheme or any contrary agreement in this Agreement, any Supplemental Agreement or elsewhere the division of ownership of Plant and Apparatus shall be at the electrical boundary, such boundary to be determined in accordance with the following principles:

      (i) in relation to Plant and Apparatus located between the NGC Transmission System and a Power Station, the electrical boundary is at the busbar clamp on the busbar side of the busbar isolators on Generators and Power Station transformer circuits;

      (ii) save as specified in Clause 6.1 (iii) below, in relation to Plant and Apparatus located between the NGC Transmission System and a Distribution System, the electrical boundary is at the busbar clamp on the busbar side of the Distribution System voltage busbar selector isolator(s) of the NGC Transmission System circuit or, if a conventional busbar does not exist, an equivalent isolator. If no isolator exists an agreed bolted connection at or adjacent to the tee point shall be deemed to be an isolator for these purposes;

     (iii) in relation to Plant and Apparatus located between the NGC Transmission System and a Distribution System and owned by NGC but designed for a voltage of 132KV or below, the electrical boundary is at the busbar clamp on the busbar side of the busbar selector isolator on the Distribution System circuit or, if a conventional busbar does not exist, an equivalent isolator. If no isolator exists, an agreed bolted connection at or adjacent to the tee point shall be deemed to be an isolator for these purposes; and

      (iv) in the case of a metal clad switchgear bay the electrical boundary will be the equivalent of those specified in this Clause 6.1 save that:-

           (a) for rack out switchgear, the electrical boundary will be at the busbar shutters;

           (b) for SF6 switchgear, the electrical boundary will be at the gas zone separators on the busbar side of the busbar selection devices.

6.2 If a User wants to use transformers of specialised design for unusual load characteristics at the electrical boundary, NGC shall own such transformers but the User shall pay NGC for the proper and reasonable additional cost thereof as identified by NGC in the Offer covering such transformers. In this Sub-Clause
6.2 "unusual load characteristics" means loads which have characteristics which are significantly different from those of the normal range of domestic, commercial and industrial loads
(including   loads  which  vary  considerably  in   duration   or
magnitude).

6.3 For the avoidance of doubt nothing in this Clause 6 shall effect any transfer of ownership in any Plant or Apparatus.

     METERING

7.1 Each User consents to NGC having access to and copies of all meter readings taken from Energy Metering Equipment pursuant to the Pooling and Settlement Agreement in any Financial Year for the purposes of calculating Connection Charges and Use of System Charges due from Users or for the purpose of operating the NGC Transmission System. Such access and copies shall be obtained from the Settlement System Administrator appointed under the Pooling and Settlement Agreement from time to time provided always that if the Settlement System Administrator fails to provide such access and copies at NGC's request the User shall supply any such meter readings in the possession of the User direct to NGC.

7.2 The relationship between the Parties hereto with respect to Energy Metering Equipment shall be regulated by Part XV of the Pooling and Settlement Agreement.

7.3 In respect of Operational Metering Equipment owned by one Party and in respect of which access and rights to deal with such Operational Metering Equipment are not set down in any other document the Parties shall grant each other such access and other rights as are reasonably necessary to enable them to perform their obligations under this Agreement and the Grid Code upon presentation of a suitable indemnity and the Parties shall take such action as may be necessary to regularise the position forthwith thereafter.

     NGC OBLIGATIONS

8.1 NGC agrees with each User to make available, plan, develop, operate and maintain the NGC Transmission System in accordance with the NGC Transmission Licence and with the Grid Code subject to any Derogations from time to time.

     COMPLIANCE WITH THE GRID CODE/DISTRIBUTION CODE

9.1   Subject to Sub-Clause 9.3 each Party agrees with each other
Party to be bound by and to comply in all respects with the provisions of the Grid Code in so far as applicable to that Party.

9.2 Subject to Sub-Clause 9.3 each Party agrees with each other Party to be bound by and to comply in all respects with the provisions of the relevant Distribution Code(s) in so far as applicable to that Party except as may be otherwise provided in any agreement for connection to a Distribution System.

9.3 Neither NGC nor a User need comply with the Grid Code or any relevant Distribution Code(s) to the extent (if any) that:

     (i) either the Director has issued directions relieving NGC or that User from the obligation under its respective licence to comply with the Licence Standards, the Grid Code or any relevant Distribution Code(s) in respect of such parts of the Grid Code or any relevant Distribution Code(s) respectively as may be specified in those directions or to the extent that NGC and a User which does not have a Licence under the Act can and have so agreed in any Supplemental Agreement in relation to any Connection Site or New Connection Site and/or Derogated Plant; or

      (ii) (in the case of a User) the Grid Code relates to the provision by that User of any Ancillary Services unless there is an Ancillary Services Agreement in force between that User and NGC for the payment by NGC for such Ancillary Services; or

      (iii) (in the case of NGC) the Grid Code imposes any obligation on NGC to make available Additional Scheduling Data
(as defined in the Grid Code) before 31st December 1990.

9.4 In this Sub-Clause 9.4 the following expressions shall bear the following meanings:

      "Required Standard" in relation to an item of Derogated Plant, the respective standard required of that item (which shall not exceed that required by the Grid Code or the Licence Standards, as the case may be) as specified in or pursuant to the relevant Derogation;

     "Back Stop Date"         in relation to an item of Derogated
Plant, the date by which it is to attain its Required Standard, as specified in or pursuant to the relevant Derogation.

      Each User undertakes to NGC and NGC undertakes to each User to use all reasonable endeavours to carry out such works as are necessary to ensure that each item of Derogated Plant owned or operated by that User or NGC (as appropriate) is brought up to the Required Standard applicable to it no later than the Back-Stop Date applicable to it.

9.5 The terms and provisions of the Fuel Security Code shall prevail to the extent that they are inconsistent with the Grid
Code or any Distribution Code and the Parties' obligations under this Agreement shall be construed accordingly.

     MODIFICATIONS

10.1 No Modification may be made by or on behalf of a User or NGC otherwise than in accordance with the provisions of this Clause
10.

10.2 Modifications Proposed v Users

10.2.1 If a User wishes to make a Modification it shall complete and submit to NGC a Modification Application and comply with the terms thereof.

10.2.2 NGC shall make the Modification Offer to that User as soon as practicable and (save where the Director consents to a longer period) in any event not more than 3 months after receipt by NGC of the Modification Application. The Modification Offer shall include details of any variations NGC proposes to make to the Supplemental Agreement which applies to the Connection Site in question. During such period NGC and the User concerned shall discuss in good faith the implications of the proposed Modifications.

10.2.3 The Modification Offer shall remain open for acceptance for 3 months from the date of its receipt by that User unless either that User or NGC makes an application to the Director under Condition 10C of the NGC Transmission Licence, in which event the Modification Offer shall remain open for acceptance by that User until the date 14 days after any determination by the Director pursuant to such application.

10.2.4 If the Modification Offer is accepted by that User the Supplemental Agreement relating to the Connection Site in question shall be varied to reflect the terms of the Modification Offer and the Modification shall proceed according to the terms of the Supplemental Agreement as so varied.

10.3 Modifications Proposed by NGC

10.3.1 If NGC wishes to make a Modification to the NGC Transmission System, NGC shall complete and submit to each User a Modification Notification and shall advise each User of any works which NGC reasonably believes that User may have to carry out as a result.

10.3.2 Any User which considers that it shall be required to make a modification (an "Affected User Modification") as a result of the Modification proposed by NGC (an "Affected User") may as soon as practicable after receipt of the Modification Notification and (save where the Director consents to a longer period) within the period stated therein (which shall be sufficient to enable the User to assess the implications of the proposed Modification and in any event shall not be less than 3 months) may make an application to the Director under Condition 10C of the Transmission Licence.

10.3.3 As soon as practicable after the receipt of the Modification Notification or, if an application to the Director has been made, the determination by the Director, and in any event within two months thereof, each Affected User shall complete and submit a Modification Application to NGC and comply with the terms thereof. No fee shall be payable by any User to NGC in respect of any such Modification Application.

10.3.4 Once a Modification Application has been made by a User pursuant to Sub-Clause 10.3.2 the provisions of Sub-Clauses
10.2.2, 10.2.3 and 10.2.4 shall thereafter apply.

10.4 To the extent that the provisions of the Nuclear Site Licence Provisions Agreement (being an agreement dated 30th March 1990 between NGC and Nuclear Electric plc and described as such) relate to Modifications (either by a User or by NGC) as (and only as) between the parties to such agreement they shall prevail over the provisions of this Clause 10 to the extent that they are inconsistent.


     NEW CONNECTION SITES

11.1 If a User wishes to connect a New Connection Site it shall complete and submit to NGC a Connection Application and comply with the terms thereof.

11.2 Without prejudice to Condition 1OB4 of the NGC Transmission Licence NGC shall make a Connection Offer to that User as soon as practicable after receipt of the Connection Application and (save where the Director consents to a longer period) in any event not more than 3 months after receipt by NGC of the Connection Application.

11.3 The Connection Offer shall remain open for acceptance for 3 months from its receipt by that User unless either that User or NGC makes an application to the Director under Condition 1OC of the NGC Transmission Licence, in which event the Connection Offer shall remain open for acceptance until the date 14 days after any determination by the Director pursuant to such application.

11.4  If  the  Connection  Offer is accepted  by  that  User  the
connection   shall  proceed  according  to  the  terms   of   the
Supplemental Agreement entered into consequent upon acceptance of the Offer.

       GENERAL  PROVISIONS  CONCERNING  MODIFICATIONS   AND   NEW
CONNECTION SITES

12.1 Subject to the payment of its Reasonable Charges, if any, as provided for in this sub clause NGC undertakes to each User to provide all advice and assistance reasonably requested by that User to enable that User adequately to assess the implications (including the feasibility) of making a Modification to the User's Equipment or the User's System (whether such Modification is to be made at the request of NGC or of the User) or of constructing a New Connection Site (including adequately assessing the feasibility of making any Connection Application or considering the terms of any Connection Offer). If the proposed Modification by the User is or may be required as a result of a Modification proposed by NGC then NGC shall provide such advice and assistance free of charge. If the proposed Modification is or may be proposed by the User or if the advice and assistance is in respect of a New Connection Site NGC may charge the User Reasonable Charges for such advice and assistance. The provision of such advice and assistance shall be subject to any confidentiality obligations binding on NGC and that User.

12.2 When giving such advice and assistance NGC shall comply with Good Industry Practice.

12.3 NGC shall have no obligation to compensate any User (the "First User") for the cost or expense of any Modification required to be made by any User as a result of any NGC Modification under Sub-Clause 10.3.1. Where such NGC Modification is made as a result of the construction of a New Connection Site or a Modification for another User (the "Other User"), the Other User shall compensate the First User for the reasonable and proper cost and expense of any Modifications required to be made by the First User as a result of that NGC Modification. Such compensation shall be paid to the First User by the Other User within thirty days of production to the Other User of a receipted invoice (together with a detailed breakdown of such reasonable costs and expenses) for the expenditure which has been incurred by the First User.

12.4  Modification Offers and Connection Offers Conditional Union
Other Modification Offers and Connection Offers

      If at the time of making any Offer or Modification Offer or Connection Offer to a User ("the Second Offer") there is an outstanding Modification Offer(s) or Connection Offer(s) to another User(s) ("the First Offer") which if accepted would affect the terms of the Second Offer NGC shall at the time of making the Second Offer

      (i)  inform the recipient(s) of both the First Offer(s) and
Second   Offer(s)  in  writing  that  there  is   another   Offer
outstanding which might affect them; and

      (ii)  be  entitled  to make the First Offer(s)  and  Second
Offer(s) conditional upon other outstanding Offers not having been or being accepted; and

      (iii) be entitled to vary the terms of either Offer if the other Offer is accepted first on the same procedures as those set out in Clauses 10.2.2 to 10.2.4 or 11.2 to 11.4 inclusive as the case may be.

     ADDITIONAL PARTIES

13.1 The Parties shall admit as an additional party to this Master Agreement any person who accepts a Connection Offer from NGC or any new Embedded User (the "New Party") and who is not at the time already a Party. Such admission shall take effect by way of Accession Agreement prepared by NGC at the expense and cost of the New Party and to be executed by NGC for itself and on behalf of all other Parties. Upon execution of the Accession Agreement by NGC and the New Party and subject to the terms and conditions of that Accession Agreement, the New Party shall become a Party for all purposes of this Agreement.

13.2 Each Party hereby authorises and instructs NGC to sign any such Accession Agreement on its behalf and undertakes not to withdraw, qualify or revoke any such authority or instruction at any time.

13.3 NGC shall promptly notify all Parties in writing that the New Party has become a Party.

     PAYMENT

14.1 NGC will invoice Users for Connection Charges and/or Use  of
System Charges due under each Supplemental Agreement in the following manner:

     (i) in the case of recurrent monthly charges other than the Energy related charges identified in Appendix D to the relevant Supplemental Agreement NGC shall despatch an invoice on or before the 15th day of the month for the charges due in relation to that month;

      (ii) in the case of the Energy related recurrent monthly charges identified in Appendix D to the relevant Supplemental Agreement NGC shall despatch an invoice on or before the 1st day of a month covering the charges due in relation to the period expiring on the 15th day of the preceding month and commencing on the 16th day of the month before that;

     (iii) unless otherwise specified in this Agreement where charges are payable other than monthly NGC shall despatch an invoice not less than 30 days prior to the due date for payment specified in the relevant Appendix to the Supplemental Agreement.

14.2 Payment

      Users shall pay NGC Connection Charges and/or Use of System
Charges due under each Supplemental Agreement in the following manner.

      (i) in the case of recurrent monthly charges on the 15th day of the month in which NGC's invoice therefor was despatched (if despatched on the first day of that month) or, in all other cases, on the 15th day of the month following the month in which NGC's invoice therefor was despatched unless, in any such case, the said date is not a Business Day in which case payment shall be made on the next Business Day;

      (ii) unless otherwise specified in this Agreement where charges are payable other than monthly within 30 days of the date of NGC's invoice therefor.

14.3 All payments hereunder shall be made by the variable direct debit method or such other form of bankers automated payment as shall be approved by NGC to the account number, bank and branch specified by NGC in Schedule I or in the case of sums payable to a User the account number, bank and branch of the User set out in
Schedule I (or such other account and/or bank as NGC or a User may from time to time notify in writing to the other).

14.4 If any Party fails to pay on the due date any amount properly due under this Agreement such Party shall pay to the Party to whom such amount is due interest on such overdue amount from and including the date of such failure to (but excluding) the date of actual payment (as well after as before judgement) at the rate of 4% over Barclays Bank PLC base rate for the time being and from time to time. Interest shall accrue from day to day.

14.5 All sums payable by one Party to the other pursuant to this Agreement whether of charges, interest or otherwise shall (except to the extent otherwise required by law) be paid in full, free and clear of and without deduction set off or deferment in respect of sums the subject of any disputes or claims whatsoever save for sums the subject of a final award or judgement (after exhaustion of all appeals if this opportunity is taken) or which by agreement between NGC and those Parties may be so deducted or set-off.

14.6  All  amounts specified hereunder or under any  Supplemental
Agreement shall be exclusive of any Value Added Tax or other similar tax.

14.7 If upon the request of any User the Director determines that the NGC Connection Charges and/or Use of System Charges payable by that User (including any variations thereof) have not been calculated strictly in accordance with the terms of the statements prepared for the purposes of Condition 10 of the NGC Transmission Licence (setting out the basis upon which the charges for use of system and for connection to the NGC Transmission System will be made) NGC shall pay to such User an amount in respect of each charging period equal to the amount (if any) by which the User has been overcharged as a result, together with interest thereon from the date upon which such charges were paid until the date of payment of such interest. Such interest shall accrue from day to day at the rate specified in Sub-Clause 14.4.



     LIMITATION OF LIABILITY

15.1 Subject to Sub-Clauses 15.5, 2.5.4 and 5.5 and any liquidated damages provisions of any Supplemental Agreement and the payment adjustment provisions of the relevant Ancillary Services Agreement and save where any provision of this Agreement provides for an indemnity each Party agrees and acknowledges that no Party (the "Party Liable") nor any of its officers, employees or agents shall be liable to any of the other Parties for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date hereof was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach in respect of:

      15.1.1 physical damage to the property of any of the other Parties, or its or their respective officers, employees or agents; and/or

     15.1.2 the liability of any such other Party to any other person for loss in respect of physical damage to the property of any other person.

15.2 Nothing in this Agreement shall exclude or limit the liability of the Party Liable for death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents and the Party Liable shall indemnify and keep indemnified each of the other Parties, its officers, employees or agents, from and against all such and any loss or liability which any such other Party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents.

15.3  Subject  to  Sub-Clauses  15.5,  2.5.4  and  5.5  and   any
liquidated damages provision of any Supplemental Agreement and save where any provision of this Agreement provides for an indemnity, neither the Party Liable nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to any of the other Parties for:

      15.3.1 any loss of profit, loss of revenue, loss of use, loss of contract or loss of goodwill; or

     15.3.2    any indirect or consequential loss; or

      15.3.3     loss resulting from the liability of  any  other
Party to any other person howsoever and whensoever arising save as provided in Sub-Clauses 15.1.2 and 15.2.

15.4 The rights and remedies provided by this Agreement to the Parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including without limitation any rights any Party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the Parties hereby waives to the fullest extent possible all such rights and remedies provided by common law or statute, and releases a Party which is liable to another (or others), its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

15.5 Save as otherwise expressly provided in this Agreement, this Clause 15 insofar as it excludes or limits liability shall override any other provision in this Agreement provided that nothing in this Clause 15 shall exclude or restrict or otherwise prejudice or affect any of:

      15.5.1 the rights, powers, duties and obligations of any Party which are conferred or created by the Act, the Licence or the Regulations; or

      15.5.2 the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any Licence or otherwise howsoever.

15.6 Each of the Sub-Clauses of this Clause 15 shall:

      15.6.1 be construed as a separate and severable contract term, and if one or more of such Sub-Clauses is held to be invalid, unlawful or otherwise unenforceable the other or others of such Sub-Clauses shall remain in full force and effect and shall continue to bind the Parties; and

     15.6.2    survive termination of this Agreement.

15.7  Each  Party acknowledges and agrees that each of the  other
Parties  holds the benefit of Sub-Clauses 15.1 and 15.2 and  15.3 above for itself and as trustee and agent for its officers, employees and agents.

15.8  Each  Party acknowledges and agrees that the provisions  of
this   Clause  15  have  been  the  subject  of  discussion   and
negotiation and are fair and reasonable having regard to the circumstances as at the date hereof.

15.9 For the avoidance of doubt, nothing in this Clause 15 shall prevent or restrict any Party enforcing any obligation (including suing for a debt) owed to it under or pursuant to this Agreement.



     DURATION AND TERMINATION

16.1 This Agreement shall continue in relation to each User until terminated in accordance with this Clause 16 or pursuant to Clause 17.

16.2 A User shall automatically cease to be a Party to this Agreement upon termination of all Supplemental Agreements entered into by that User.

16.3 Termination or expiry of a particular Supplemental Agreement shall not, of itself, cause the relevant User to cease to be a Party to this Agreement.

16.4 Termination or a person ceasing to be a Party to this Agreement shall not affect any rights or obligations of any Party which may have accrued to the date of termination or expiry and shall not affect any continuing obligations of any Party under this Agreement.

16.5 Following termination of this Agreement Clause 19 shall remain in full force and effect.

     EVENTS OF DEFAULT/DEENERGISATION

17.1 It shall be an event of default if:

      (i) a User shall fail to pay (other than by inadvertent error in funds transmission which is discovered by NGC, notified to that User and corrected within 2 Business Days thereafter) any amount properly due or owing from that User to NGC pursuant to this Agreement and such failure continues unremedied for 7 Business Days after the due date for payment; or

     (ii) in respect of a User:

          (a) an order of the High Court is made or an effective resolution passed for-its insolvent winding up or dissolution; or

           (b)   a  receiver (which expression shall  include  an
administrative  receiver  within  the  meaning  of   Section   29
Insolvency Act 1986) of the whole or any material part of its assets or undertaking is appointed; or

           (c) an administration order under Section 8 of the Insolvency Act 1986 is made or if a voluntary arrangement is proposed under Section I of that Act; or

           (d)   a  User  enters into any scheme  of  arrangement
(other than for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Director); or

           (e) any of the events referred to in (a) to (d) above has occurred and is continuing and a User is unable to pay its debts (within the meaning of Section 123(1) or (2) of the Insolvency Act 1986 save that such sections shall have effect as if for pounds 750 there was inserted pounds 250,000 and a User shall not be deemed to be unable to pay its debts if any demand for payment is being contested in good faith by that User with recourse to all appropriate measures and procedures)

           and in any such case within 28 days of his appointment the liquidator, receiver, administrative receiver, administrator, nominee or other similar officer has not provided to NGC a guarantee of future performance by the User of this Agreement and all Supplemental Agreements to which the User is a party in such form and amount as NGC may reasonably require.

17.2 Provided that at the time the failure specified in Sub-Clause 17.1(i) is still continuing or the circumstances referred to in Sub-Clause 17.1(ii) still exist NGC may having given 48 hours notice of an event of default Deenergise all of the User's Equipment which is the subject of a Supplemental Agreement with that User or may as appropriate instruct the operator of a Distribution System to Deenergise such User's Equipment provided that prior to Deenergisation the User may refer the matter to the Disputes Resolution Procedure.

17.3  If  notice  is  given to a User in accordance  with  Clause
60.1.3 or 60.2.2 of Part XVII of the Pooling and Settlement Agreement and that User shall fail to take such action as is referred to in Clause 60.4.1 of Part XVII of the Pooling and Settlement Agreement within 48 hours after the date of any such notice referred to therein, NGC may Deenergise the User's Equipment.

17.4 if the event of default under Sub-Clause 17.2 or 17.3 is still continuing six months after the later of Deenergisation and the conclusion of the Disputes Resolution Procedure in favour of NGC, NGC may Disconnect all that User's Equipment at each Connection Site where that User's Equipment is connected and:

      (i)   NGC  and  that User shall remove any  of  the  User's
Equipment  and  NGC  Assets on the other Party's  land  within  6 months or such longer period as may be agreed between the Parties concerned;

       (ii) that the User shall pay to NGC forthwith all Termination Amounts; and

      (iii) that the User shall cease to be a Party to this Agreement.

     TRANSFER AND SUBCONTRACTING

18.1 The rights, powers, duties and obligations of a User under this Agreement or any Supplemental Agreement are personal to that User and that User may not assign or transfer the benefit or burden of this Agreement save in the following circumstances:

      (i) upon the disposal by that User of the whole of its business or undertaking it shall have the right to transfer its rights and obligations under this Agreement and all relevant Supplemental Agreements to the purchaser thereof on condition that the purchaser if not already a User enters into an Accession Agreement with NGC under Clause 13 and confirms to NGC in writing either that all of the technical or related conditions, data, information, operational issues or other matters specified in or pursuant to the relevant Supplemental Agreement(s) or Grid Code by the User seeking the transfer will remain unchanged or, if any such matters are to be changed, the purchaser first notifies NGC in writing of such changes which NGC will consider promptly and in any event within 28 days of receiving notice of such change and until such consideration is complete the transfer shall not be effective. If having considered such changes NGC in its reasonable opinion does not consider the proposed changes reasonably satisfactory to NGC it shall consult with the User seeking to undertake such transfer and pending the outcome thereof to NGC's reasonable satisfaction the transfer shall not be effective provided always that the User may refer any dispute to the Disputes Resolution Procedure. Such transfer shall become effective once the changes are reasonably satisfactory to NGC or have been determined to be so under the Disputes Resolution Procedure;

      (ii) upon the disposal by a User of part of its business undertaking comprising User's Equipment at one or more Connection Sites that User shall have the right to transfer its rights and obligations under all relevant Supplemental Agreements to the purchaser thereof on condition that the Purchaser (if not already a User) enters into an Accession Agreement with NGC under Clause 13 and confirms to NGC in writing either that all of the technical or related conditions, data, information, operational issues or other matters specified in or pursuant to the relevant Supplemental Agreement(s) or Grid Code by the User seeking the transfer will remain unchanged or, if any such matters are to be changed, the purchaser first notifies NGC in writing of such changes which NGC will consider promptly and in any event within 28 days of receiving notice of such change and until such consideration is complete the assignment shall not be effective. If having considered such changes NGC in its reasonable opinion does not consider the proposed changes reasonably satisfactory to NGC it shall consult with the User seeking to undertake such transfer and pending the outcome thereof to NGC's reasonable satisfaction the transfer shall not be effective provided always that the User may refer any dispute to the Disputes Resolution Procedure. Such transfer shall become effective once the changes are reasonably satisfactory to NGC or have been determined to be so under the Disputes Resolution Procedure;

     (iii) a User may assign or charge its benefit under this Agreement and any Supplemental Agreements in whole or in part by way of security.

18.2 Each Party shall have the right to sub-contract or delegate the performance of any of its obligations or duties arising under this Agreement or any Supplemental Agreement including activities envisaged by the Grid Code without the prior consent of any other Party. The sub-contracting by a Party of the performance of any obligations or duties under this Agreement or any Supplemental Agreement or of any activities envisaged by the Grid Code shall not relieve that Party from liability for performance of such obligation or duty.


     CONFIDENTIALITY

     Confidentiality for NGC and its subsidiaries

19.1 NGC and its subsidiaries in each of their capacities in this Agreement shall secure that Protected Information is not:

      19.1.1 divulged by Business Personnel to any person unless that person is an Authorised Recipient;

      19.1.2 used by Business Personnel for the purposes of obtaining for NGC or any of its subsidiaries or for any other person:

          (a)  any electricity licence; or

           (b) any right to purchase or otherwise acquire, or to distribute electricity (including rights under any electricity purchase contract, as defined in the NGC Transmission Licence);
or

           (c) any contract or arrangement for the supply of electricity to Customers or Suppliers; or

           (d) any contract for the use of any electrical lines or electrical plant belonging to or under the control of a Supplier; or


           (e) control of any body corporate which, whether directly or indirectly, has the benefit of any such licence, contract or arrangement; and

      19.1.3 used by Business Personnel for the purpose of carrying on any activities other than Permitted Activities except with the prior consent in writing of the Party to whose affairs such Protected Information relates.

19.2 Nothing in Sub-Clause 19.1 shall apply:

      19.2.1 to any Protected Information which, before it is furnished to Business Personnel, is in the public domain; or

      19.2.2 to any Protected Information which, after it is furnished to Business Personnel:

           (a) is acquired by NGC or any subsidiary of NGC in circumstances in which Sub-Clause 19.1 does not apply; or

           (b) is acquired by NGC or any subsidiary of NGC in circumstances in which Sub-Clause 19.1 does apply and thereafter ceases to be subject to the restrictions imposed by such Sub-Clause; or (c) enters the public domain, and in any such case otherwise than as a result of a breach by NGC or any subsidiary of NGC of its obligations in Sub-Clause 19.1, or a breach by the person who disclosed the Protected Information of that person's confidentiality obligation and NGC or any of its subsidiaries is aware of such breach; or

      19.2.3     to the disclosure of any  Protected  Information
to   any   person  if  NGC  or  any subsidiary of NGC is required
or expressly permitted to make such disclosure to such person:

           (a) in compliance with the duties of NGC or any subsidiary under the Act or any other requirement of a Competent
Authority; or

            (b)   in  compliance  with  the  conditions  of   the
Transmission Licence or any document referred to in the Transmission Licence with which NGC or any subsidiary of NGC is required by virtue of the Act or the NGC Transmission Licence to comply; or

           (c)   in compliance with any other requirement of law;
or

          (d) in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-overs and Mergers;
or

            (e) pursuant to the Arbitration Rules for the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to NGC or any of its Subsidiaries; or

           (f) in compliance with the requirements of Section 35 of the Act and with the provisions of the Fuel Security Code; or

      19.2.4 to any Protected Information to the extent that NGC or any of its subsidiaries is expressly permitted or required to disclose that information under the terms of any agreement or arrangement (including this Agreement, the Grid Code, the Distribution Codes and the Fuel Security Code) with the Party to whose affairs such Protected Information relates.

19.3 NGC and each of its subsidiaries may use all and any information or data supplied to or acquired by it, from or in relation to the other Parties in performing Permitted Activities including for the following purposes:

     19.3.1    the operation and planning of the NGC Transmission
System;

      19.3.2 the calculation of charges and preparation of offers of terms for connection to or use of the NGC Transmission
System;

      19.3.3     the  operation  and planning  of  the  Ancillary
Services Business and the calculation of charges therefor;

     19.3.4    the operation of the Settlements Business;

      19.3.5     the  provision of information under the  British
Grid Systems Agreement and the EdF Documents;

     and may pass the same to subsidiaries of NGC which carry out such activities and the Parties hereto agree to provide all information to NGC and its subsidiaries for such purposes.

19.4 NGC undertakes to each of the other Parties that, having regard to the activities in which any Business Person is engaged and the nature and effective life of the Protected Information divulged to him by virtue of such activities, neither NGC nor any of its subsidiaries shall unreasonably continue (taking into account any industrial relations concerns reasonably held by it) to divulge Protected Information or permit Protected Information to be divulged by any subsidiary of NGC to any Business Person:

     19.4.1 who has notified NGC or the relevant subsidiary of his intention to become engaged as an employee or agent of any other person (other than of NGC or any subsidiary thereof) who is:

           (a) authorised by licence or exemption to generate, transmit or supply electricity; or

          (b) an electricity broker or is known to be engaged in the writing of electricity purchase contracts (as defined in the NGC Transmission Licence); or

           (c) known to be retained as a consultant to any such person who is referred to in (a) or (b) above; or

      19.4.2 who is to be transferred to the Generation Business, save where NGC or such subsidiary could not, in all the circumstances, reasonably be expected to refrain from divulging to such Business Person Protected Information which is required for the proper performance of his duties.

19.5 Without prejudice to the other provisions of this Clause 19 NGC shall procure that any additional copies made of the Protected Information whether in hard copy or computerised form, will clearly identify the Protected Information as protected.

19.6 NGC undertakes to use all reasonable endeavours to procure that no employee is a Corporate Functions Person unless the same is necessary for the proper performance of his duties.

19.7 Without prejudice to Clause 19.3, NGC and each of its subsidiaries may use and pass to each other all and any Period Metered Demand data supplied to or acquired by it and all and any information and data supplied to it pursuant to Section OC6 of the Grid Code for the purposes of Demand Control (as defined in the Grid Code), but in each case only for the purposes of its estimation and calculation from time to time of the variable "system maximum ACS demand" (as defined in Condition 4 of the NGC Transmission Licence).

19.8 NGC shall secure that Protected Information which is subject to the provisions of Clause 19.1 and which relates to the cost of Reactive Power provided by each individual Generator is not divulged to any Business Person engaged in the provision of static compensation for use by the Grid Operator (as defined in the Pooling and Settlement Agreement).

19.9 Any information regarding, or data acquired by the Settlement System Administrator or its agent from Energy Metering Equipment at Sites which are a point of connection to a Distribution System shall and may be passed by the Settlement System Administrator or his agent to the operator of the relevant Distribution System. The said operator of the relevant Distribution System may only use the same for the purposes of the operation of such Distribution System and the calculation of charges for use of and connection to the Distribution System.

     Confidentiality other than for NGC and its subsidiary

19.10 Each User hereby undertakes with each other User and with NGC and its subsidiaries that it shall preserve the confidentiality of, and not directly or indirectly reveal, report, publish, disclose or transfer or use for its own purposes Confidential Information except in the circumstances set out in Sub-Clause 19.11 or to the extent otherwise expressly permitted by this Agreement or with the prior consent in writing of the Party to whose affairs such Confidential Information relates.

19.11     The circumstances referred to in Sub-Clause 19.10 are:

      19.11.1 where the Confidential Information, before it is furnished to the User, is in the public domain; or

      19.11.2 where the Confidential Information, after it is furnished to the User:

           (a) is acquired by the User in circumstances in which Sub-Clause 19.10 does not apply; or

           (b) is acquired by the User in circumstances in which Sub-Clause 19.10 does apply and thereafter ceases to be subject to the restrictions imposed by Sub-Clause 19.10; or

           (c) enters the public domain, and in any such case otherwise than as a result of a breach by the User of its obligations in Sub-Clause 19.10 or a breach by the person who is disclosed that Confidential Information of that person's confidentiality obligation and the User is aware of such breach; or

      19.11.3 if the User is required or permitted to make disclosure of the Confidential Information to any person:

           (a) in compliance with the duties of the User under the Act or any other requirement of a Competent Authority; or

           (b) in compliance with the conditions of any Licence or any document referred to in any Licence with which the User is required to comply; or

           (c)   in compliance with any other requirement of law;
or

          (d) in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-overs and Mergers;
or

            (e) pursuant to the Arbitration Rules for the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to the User; or

     19.11.4 where Confidential Information is furnished by the User to the employees, directors, agents, consultants and professional advisors of the User, in each case on the basis set out in Sub-Clause 19.12. 19.12 With effect from the date of this Agreement the User shall adopt procedures within its organisation for ensuring the confidentiality of all Confidential Information which it is obliged to preserve as confidential under Clause
19.10. These procedures are:

      19.12.1 the Confidential Information will be disseminated within the User only on a "need to know" basis;

      19.12.2 employees, directors, agents, consultants and professional advisers of the User in receipt of Confidential
Information will be made fully aware of the User's obligations of confidence in relation thereto; and

      19.12.3 any copies of the Confidential Information, whether in hard copy or computerised form, will clearly identify the Confidential Information as confidential.

19.13 For the avoidance of doubt, data and other information which any Party is permitted or obliged to divulge or publish to any other Party pursuant to this Agreement shall not necessarily be regarded as being in the public domain by reason of being so divulged or published.

19.14 Notwithstanding any other provision of this Agreement, the provisions of this Clause 19 shall continue to bind a person after its cessation as a Party for whatever reason.

20   INTELLECTUAL PROPERTY

      All Intellectual Property relating to the subject matter of this Agreement conceived, originated, devised, developed or created by a Party, its officers, employees, agents or consultants during the currency of this Agreement or any Supplemental Agreement shall vest in such Party as sole beneficial owner thereof save where the Parties agree 'in writing otherwise.

21   FORCE MAJEURE

     If any Party (the "Non-Performing Party") shall be unable to carry out any of its obligations under this Agreement due to a circumstance of Force Majeure this Master Agreement and the relevant Supplemental Agreement shall remain in effect but:

     (a)  the Non-Performing Party's relevant obligations;

      (b)   the obligations of each of the other Parties owed  to
the   Non-Performing  Party  tinder  this  Agreement  and/or  the relevant Supplemental Agreement as the case may be; and

      (c) any other obligations of such other Parties under this Agreement owed between themselves which the relevant Party is unable to carry out directly as a result of the suspension of the Non-Performing Party's obligations shall be suspended for a period equal to the circumstance of Force Majeure provided that:

           (i) the suspension of performance is of no greater scope and of no longer duration than is required by the Force
Majeure;

           (ii) no obligations of any Party that arose before the Force Majeure causing the suspension of performance are excused as a result of the Force Majeure;

           (iii) the Non-Performing Party gives the other Parties prompt notice describing the circumstance of Force Majeure, including the nature of the occurrence and its expected duration, and continues to furnish regular reports with respect thereto during the period of Force Majeure;

           (iv) the Non-Performing Party uses all reasonable efforts to remedy its inability to perform; and

           (v) as soon as practicable after the event which constitutes Force Majeure the Parties shall discuss how best to continue their operations so far as possible in accordance with this Agreement, any Supplemental Agreement and the Grid Code.

22   WAIVER

      No delay by or omission of any Party in exercising any right, power, privilege or remedy under this Master Agreement or any Supplemental Agreement or the Grid Code shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other or future exercise thereof or the exercise of any other right, power, privilege or remedy.

     NOTICES

23.1 Save as otherwise expressly provided in this Agreement, any notice or other communication to be given by one Party to another under, or in connection with the matters contemplated by, this Agreement shall be addressed to the recipient and sent to the address, telex number or facsimile number of such other Party set out in Schedule I to this Agreement for the purpose and marked for the attention of the company secretary or to such other address, telex number and/or facsimile number and/or marked for such other attention as such other Party may from time to time specify by notice given in accordance with this Clause 23 to the Party giving the relevant notice or other communication to it.

23.2 Save as otherwise expressly provided in this Agreement, any notice or other communication to be given by any Party to any other Party under, or in connection with the matters contemplated by, this Agreement shall be in writing and shall be given by letter delivered by hand or sent by first class prepaid post (airmail if overseas) or telex or facsimile, and shall be deemed to have been received:

      23.2.1     in the case of delivery by hand, when delivered;
or

      23.2.2 in the case of first class prepaid post, on the second day following the day of posting or (if sent airmail from overseas) on the fifth day following the day of posting; or

      23.2.3 in the case of telex, on the transmission of the automatic answer-back of the address (where such transmission occurs before 1700 hours o.n the day of transmission) and in any other case on the day following the day of transmission; or

      23.2.4 in the case of facsimile, on acknowledgement by the addressee's facsimile receiving equipment (where such acknowledgement occurs before 1700 hours on the day of acknowledgement) and in any other case on the day following the day of acknowledgement.

24   COUNTERPARTS

      This Agreement and any Supplemental Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which when executed and delivered shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

25   VARIATIONS

25.1 No variations to this Master Agreement shall be effective unless made in writing and signed by or on behalf of all the Parties. The Parties shall effect any amendment required to be made to this Master Agreement by the Director as a result of a change in the Transmission Licence or an order or direction made pursuant to the Act or a Licence or as a result of settling the terms of any Supplemental Agreement and each Party hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.

25.2 NGC and each User acknowledges that, because there has been insufficient time to discuss and agree the details of the Appendices to each Supplemental Agreement, those details may be inaccurate. Accordingly,

      (a) each User and NGC undertake to discuss in good faith the correct identification of the details of each part of Appendix F of each Supplemental Agreement entered into between NGC and the User with a view to amending the same as necessary to reflect the correct position. To the extent that agreement on the correct position cannot be reached within 12 months after the date of that Supplemental Agreement the matter shall be referred to arbitration for determination in accordance with Clause 26 of this Agreement and such details shall be amended accordingly following such agreement or determination (as the case may be); and

      (b) during the Financial Year ending 31st March 1991 each User and NGC undertake to discuss in good faith the correct identification of the details of each part of Appendix A to D of each Supplemental Agreement entered into between NGC and the User. In relation to Appendix A of each Supplemental Agreement, NGC undertakes to establish a new asset register, specifying all Plant and Apparatus owned by NGC which is necessary to connect each User's Equipment to the NGC Transmission System at each Connection Site, during the course of the Financial Year ending 31st March 1991 in accordance with paragraph 2.2 of Appendix E to such Supplemental Agreement. Such new asset register shall, provided that NGC has complied with such paragraph 2.2 , take effect from 1st April 1991. Following the establishment of such new asset register, each such Appendix A and any provisions of the relevant Supplemental Agreement which refer to it shall, to the extent appropriate, be amended accordingly.

26   DISPUTE RESOLUTION

26.1 Save where expressly stated in this Agreement to the contrary and subject to any contrary provision of the Act, any
Licence, or the Regulations, or the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any Licence or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under out of or in connection with this Agreement between any one or more Parties hereto shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Supply Industry Arbitration Association in force from time to time.

26.2 Whatever the nationality, residence or domicile of any Party to this Agreement and wherever the dispute or difference or any part thereof arose the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the provisions of the Arbitration Acts 1950 (notwithstanding anything in section 34 thereof) to 1979 shall apply to any such arbitration wherever the same or any part of it shall be conducted.

26.3 Subject always to Sub-Clause 26.6 below, if any tariff customer (as defined in Section 22(4) of the Electricity Act
1989) brings any legal proceedings in any court (as defined in the Rules of the Supreme Court 1965 and in the County Courts Act 1984) against one or more persons, any of which is a Party to this Agreement (the "Defendant Party"), and the Defendant Party, and the Defendant Party wishes to make a Third Party Claim (as defined in Sub-Clause 26.5 below) against any other Party to this Agreement ("the Other Party") which would but for this Sub-Clause have been a dispute or difference referred to arbitration by virtue of Sub-Clause 26.1 above then, notwithstanding the provisions of Sub-Clause 26.1 above which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the Third Party Claim not only between the tariff customer and the Defendant Party but also between either or both of them and any Other Party whether by way of third party proceedings (pursuant to the Rules of the Supreme Court 1965 or the County Court Rules 1981) or otherwise as may be ordered by the court.

26.4 Where a Defendant Party makes a Third Party Claim against any Other Party and such Other Party wishes to make a Third Party Claim against a further Party the provisions of Sub-Clause 26.3 above shall apply mutatis mutandis as if such Party had been the Defendant Party and similarly in relation to any such further Party.

26.5 For the purposes of this Clause 26 "Third Party Claim" shall mean:

      (a)  any claim by a Defendant Party against any other Party
(whether or not already a party to the legal proceedings) for any contribution or indemnity; or

      (b) any claim by a Defendant Party against such an Other Party for any relief or remedy relating to or connected with the subject matter of the legal proceedings and substantially the same as some relief or remedy claimed by the tariff customer; or

      (c) any requirement by a Defendant Party that any question or issue relating to or connected with the subject matter of the legal proceedings should be determined not only as between the tariff customer and the Defendant Party but also as between either or both of them and an Other Party (whether or not already a party to the legal proceedings).

26.6 Sub-Clause 26.3 above shall apply only if at the time the legal proceedings are commenced no arbitration has been commenced between the Defendant Party and another Party raising or involving the same or substantially the same issues as would be raised by or involved in the Third Party Claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question, in the event of dispute, whether the issues raised or involved are the same or substantially the same.


27   JURISDICTION

27.1 Subject and without prejudice to Clause 26 and to Sub-Clause
27.4 below, all the Parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement including the Grid Code and any Supplemental Agreement and that accordingly any suit, action or proceeding (together in this Clause 27 referred to as "Proceedings") arising out of or in connection with this Agreement and any Supplemental Agreement may be brought in such courts.

27.2 Each Party irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Clause 27 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that judgement in any Proceedings brought in the English courts shall be conclusive and binding upon such Party and may enforced in the courts of any other jurisdiction.

27.3 Each Party which is not incorporated in any part of England and Wales agrees that if it does not have, or shall cease to have, a place of business in England and Wales it will promptly appoint, and shall at all times maintain, a person in England and Wales irrevocably to accept service of process on its behalf in any Proceedings in England.

27.4  For the avoidance of doubt nothing contained in Sub-Clauses
27.1 to 27.3 above shall be taken as permitting a Party to commence Proceedings in the courts where this Agreement otherwise provides for Proceedings to be referred to arbitration.



28   GOVERNING LAW

      This Agreement and each Supplemental Agreement shall be governed by and construed in all respects in accordance with English law.

29   SEVERANCE OF TERMS

      If any provision of this Agreement or any Supplemental Agreement is or becomes or is declared invalid, unenforceable or illegal by the courts of any competent jurisdiction to which it is subject or by order of any other Competent Authority such invalidity, unenforceability or illegality shall not prejudice or affect the remaining provisions of this Agreement or any Supplemental Agreement which shall continue in full force and effect notwithstanding such invalidity, unenforceability or illegality.

30   LANGUAGE

     Each notice, instrument, certificate or other document to be given by one Party to another under this Agreement shall be in the English language.

IN   WITNESS   WHEREOF   the  hands  of   the   duly   authorised
representatives of the Parties the date first above written

THE NATIONAL GRID COMPANY PLC
By   E. CHEFNEUX                             E.  Chefneux

_______________________________________

NATIONAL POWER PLC
By   A. SWANSON                              A. Swanson

_______________________________________

POWERGEN PLC
By   D.J. JACKSON                            David J. Jackson

________________________________________

NUCLEAR ELECTRIC PLC
By   R. MELVILLE                             R. Melville

_______________________________________

THE NATIONAL GRID COMPANY PLC (PUMPED STORAGE DIVISION)
By   E. CHEFNEUX                             E. Chefneux

_______________________________________

BRITISH NUCLEAR FUELS PLC
By   J.J.R. RYCROFT                          Jeremy J.R. Rycroft

_______________________________________

UNITED KINGDOM ATOMIC ENERGY AUTHORITY
By   R. PECKOVER                             Richard Peckover

_______________________________________

CENTRAL POWER LTD
By   R.D. MURRAY                             R.D. Murray

_______________________________________

EASTERN ELECTRICITY PLC
By   W.G. WATSON                             W.G. Watson

_______________________________________


EAST MIDLAND'S ELECTRICITY PLC
By   P.J. CHAMP                              P.J. Champ

_______________________________________


LONDON ELECTRICITY PLC
By   C.L. MYERS                              C.L. Myers

_______________________________________

MANWEB PLC
By   C.W. LEONARD                            C.W. Leonard

_______________________________________

MIDLANDS ELECTRICITY PLC
By   R.D. MURRAY                             R.D. Murray

_______________________________________

NORTHERN ELECTRIC PLC
By   J.A. HARMSWORTH                         J.A. Harmsworth

_______________________________________

NORWEB PLC
By   A.CROWDER                               A. Crowder

_______________________________________

SEEBOARD PLC
By   S.M. WIDE                               S.M. Wide

_______________________________________

SOUTHERN ELECTRIC PLC
By   J.HART                                  J. Hart

_______________________________________

SOUTH WALES ELECTRICITY PLC
By     J.W.  EVANS                           J.  Winford Evans

_______________________________________

SOUTH WESTERN ELECTRICITY PLC
By   M.J. CARSON                             M.J. Carson

_______________________________________

YORKSHIRE ELECTRICITY GROUP PLC
By   A.W.J. COLEMAN                          A.W.J. Coleman

_______________________________________

                          SCHEDULE I
                          NGC/USERS

NAME   NOTICES                               BANK DETAILS
(and  registered  number)                    (address  as registered
(and  registered office)                      office unless otherwise stated)
(telex number)
(fax number)

THE NATIONAL GRID COMPANY PLC                TELEX: 25815
2366977   FAX:  01-620 8547
National Grid House
Sumner Street,
London SEl 9JU

NATIONAL POWER PLC                           TELEX: 883141
2366963   FAX:  01-634 5811
Sudbury House
15 Newgate Street
London EC1A 7AU

POWERGEN PLC                                 TELEX: 881 1400
2366970   FAX:  01-826 2890
53 New Broad Street,
London EC2M 1JJ

NUCLEAR ELECTRIC PLC                         TELEX: 883141
2264251   FAX:  01-634 7282
Barnett Way Sudbury House
Barnwood 15  Newgate  Street
Gloucester GL4 7RS  London ECIA 7AU

THE NATIONAL GRID COMPANY PLC
(PUMPED STORAGE DIVISION)
(details as above)

BRITISH NUCLEAR FUELS PLC                    TELEX: 627581
1002607   FAX:  0925 822711
Warrington Road
Risley
Warrington
Cheshire WA3 6AS

UNITED KINGDOM ATOMIC ENERGY                 TELEX: 22565
AUTHORITY                                    FAX: 01 930 8403
11 Charles II Street, AEA Technology
London SW1Y 4QP Winfrith
Dorchester
Dorset DT2 8DH

CENTRAL POWER LIMITED                        TELEX: 338 092
2251099  FAX: 021 423 1907
Mucklow Hill
Halesowen
West Midlands B62 8BP

EASTERN ELECTRICITY PLC                      TELEX: 98123
2366906  FAX:  0473 601036
PO Box 40
Wherstead
Ipswich IP9 2AQ

EAST MIDLANDS ELECTRICITY PLC                TELEX: 37424
2366923   FAX:  0602 209789
PO Box 4, North PD0
398 Coppice Road
Arnold
Nottingham NG5 7HX

LONDON ELECTRICITY PLC                       TELEX: 885342
2366852   FAX: 01-242 2815
Templar House
81-87 High Holborn
London WC1V 6NU

MANWEB PLC                                   TELEX: 61277
2366937   FAX:  0244 377269
Sealand Road
Chester CH1 4LR

MIDLANDS ELECTRICITY PLC                     TELEX: 338092
2366928   FAX: 021 422331
Mucklow Hill
Halesowen
West Midlands B62 8BP

NORTHERN ELECTRIC PLC                        TELEX: 53324
2366942   FAX:  091 235 2109
Carliol House
Newcastle-Upon-Tyne NE99 1SE

NORWEB PLC                                   TELEX: 6695971
2366949   FAX:  061 875 7360
Talbot Road
Manchester M16 OHQ

SEEBOARD PLC                                 TELEX: 87230
2366867    FAX:  0273 21705
Grand Avenue
Hove, East Sussex BN3 2LS

SOUTHERN ELECTRIC PLC                        TELEX: 848282
2366879    FAX:  0628 827124
Littlewick  Green
Maidenhead
Berks SL6 3QB

SOUTH WALES ELECTRICITY PLC                  TELEX: 498331
2366985    FAX:  0222 777759
St Mellons
Cardiff CF3 9XW

SOUTH WESTERN ELECTRICITY PLC                TELEX:
2366894    FAX:  0454 616369
800 Park Avenue
Aztec West
Almondsbury
Avon BS12 4SE

YORKSHIRE ELECTRICITY                        TELEX: 55128
GROUP PLC   FAX: 0532 892123
2366995
Scarcroft
Leeds LS14 3HS

                          SCHEDULE 2

                         DEFINITIONS


"Accession Agreement"         an agreement in or substantially in
the form set out in Schedule 3.

"the Act"                the Electricity Act 1989.

"Active  Power"           the product of voltage and the in-phase
component of alternating current measured in units of watts and standard multiples thereof ie:

                         1000 watts  =    1kW
                         1000 kW     =    1MW
                         1000 MW     =    1GW
                         1000 GW     =    1TW

"Affiliate"                    in  relation  to  NGC  means   any
holding company or subsidiary of NGC or any subsidiary of a holding company of NGC, in each case within the meaning of Sections 736, 736A and 736B of the Companies Act 1985 as substituted by Section 144 of the Companies Act 1989 and if that section is not in force at the date of this Agreement as if such latter section were in force at such date.

"Agency  Business"              any  business  of  NGC   or   any
Affiliate or Related Undertaking in the purchase or other acquisition or sale or other disposal of electricity as agent for any other Authorised Electricity Operator.

"this   Agreement"               this  Agreement  including   the
Schedules and any Supplemental Agreements and the Appendices thereto as the same may be amended, extended, supplemented, novated or modified in accordance with the terms hereof f rom time to time provided that each Supplemental Agreement shall constitute an agreement separate from each other Supplemental Agreement.

"Agreed  Ancillary Services"   Commercial Ancillary Services  and
Part 2 System Ancillary Services.

"Ancillary Service"           a System Ancillary Service and/or a
Commercial Ancillary Service as the case may be.

"Ancillary  Services  Business"  the  business  of  NGC  or   any
Affiliate   or   Related  Undertaking  as   operator   of   NGC's
Transmission System in the acquisition and/or sale (other than as part of the Generation Business) of Ancillary Services.

"Annual Average Cold Spell
(ACS) Conditions"             a particular combination of weather
elements which gives rise to a level of peak Demand within an NGC
Financial Year which has a 50% chance of being exceeded as a result of weather variation alone.

"Apparatus"                    all equipment in which  electrical
conductors are used, supported or of which they may form a part.

"Authorised Electricity
Operator"                 any  person  (other  than  NGC  in  its
capacity as operator of the NGC Transmission System) who is authorised to generate, transmit or supply electricity and for the purposes of Condition 10A to 10C inclusive of the Transmission Licence shall include any person who has made application to be so authorised which application has not been refused and any person transferring electricity to or from England and Wales across an interconnector or who has made application for use of interconnector which has not been refused.

"Authorised  Recipient"         in  relation  to  any   Protected
Information, means any Business Person who, before the Protected Information had been divulged to him by NGC or any Subsidiary of NGC, had been informed of the nature and effect of Sub-Clause
19.1 of the Master Agreement and who requires access to such Protected Information for the proper performance of his duties as a Business Person in the course of Permitted Activities.

"Black Start Capability"      as defined in the Grid Code.

"Business  Day"           any week-day other than a  Saturday  on
which banks are open for domestic business in the City of London.

"Business  Person"             any person who is a Main  Business
Person or a Corporate Functions Person and "Business Personnel shall be construed accordingly.

"Central  Despatch"             the  process  of  Scheduling  and
issuing direct instructions by NGC referred to in paragraph I of Condition 7 of the Transmission Licence.

"Charging Rules"              the provisions of Appendix E to the
Supplemental Agreements.

"Commercial Ancillary
Services"                 Ancillary Services, other  than  System
Ancillary Services, utilised by NGC in operating the Total System if a User has agreed to provide them under a Supplemental Agreement with payment being dealt with under an Ancillary Services Agreement or in the case of Externally interconnected Parties or External Pool Members (as defined in the Grid Code) under any other agreement. A non-exhaustive list of commercial Ancillary Services is set out below:-

                          -   Frequency Control by means  of  a
                              Pumped Storage Unit Spinning in Air

                          -   Frequency  Control  by  means  of
                              adjustment to a Pumped Storage Unit
                              Pumping Programme

                          -   Frequency  Control  by  means  of
                              Demand reduction

                         -    Reactive Power supplied by means of
                              synchronous or static compensators

                         -    Hot Standby

                         In addition, there is also the Ancillary
Service of cancelled start which arises as part of the ordinary operational instruction of Generating Units and therefore needs no separate capability description. Defined terms used in this definition are defined in the Grid Code.

"Commissioned"            in  respect  of  Plant  and   Apparatus
commissioned before the Transfer Date means Plant and Apparatus recognised as having been commissioned according to the commissioning procedures current at the time of commissioning and in respect of Plant and Apparatus commissioned after the Transfer Date means Plant and/or Apparatus certified by the Independent Engineer as having been commissioned in accordance with the relevant Commissioning Programme.

"Competent   Authority"          the  Secretary  of  State,   the
Director and any local or national agency, authority, department, inspectorate, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, the United Kingdom or the European Community.

"Confidential Information"         all data and other information
supplied to a User by another Party under the provisions of this Agreement.

"Connection Application"      an application for a New Connection
Site  in the form or substantially in the form set out in Exhibit
7.

"Connection  Charges"          charges made or levied  or  to  be
made or levied for the carrying out (whether before or after the date on which the NGC Transmission Licence comes into force) of works and provision and installation of electrical plant, electric lines and ancillary meters in constructing entry and exit points on NGC's Transmission System, together with charges in respect of maintenance and repair of such items in so far as not otherwise recoverable as Use of System Charges, all as more fully described in the Transmission Licence, whether or not such charges are annualised.

"Connection Conditions" or
"CC"                      that portion of the Grid Code which  is
identified as the Connection Conditions.

"Connection Offer"            an offer for a New Connection  Site
in  the  form or substantially in the form set out in  Exhibit  8 including any revision or extension of such offer.

"Connection  Site"              each location  more  particularly
described in the relevant Supplemental Agreement at which a User's Equipment and the NGC Assets required to connect that User to the NGC Transmission System are situated. If two or more Users own or operate Plant and Apparatus which is connected at any particular location that location shall constitute two (or the appropriate number of) Connection Sites.

"Connection Site Demand
Capability"                   the capability of a Connection Site
to take power to the maximum level forecast by the User from time to time and forming part of the Forecast Data supplied to NGC pursuant to the Grid Code together with such margin as NGC shall in its reasonable opinion consider necessary having regard to NGC's duties under its Transmission Licence.

"Control Telephony"      as defined in the Grid Code.

"Corporate Functions Person"  any person who is:

                         (a)  a director of NGC; or

                          (b)   an employee of NGC or any of  its
Subsidiaries carrying out any administrative, finance or other corporate services of any kind which in part relate to the Main
Business; or


                          (c)   engaged as an agent of or adviser
to  or  performs  work in relation to or services  for  the  Main
Business.

"Customer"                     a person to whom electrical  power
is provided (whether or not he is the provider of such electrical power) other than power to meet Station Demand of that person.

"Data Registration Code"
or  "DRC"                  the portion of the Grid Code which  is
identified as the Data Registration Code.

"Decommission"            cessation of use  by  a  User  of  that
User's Equipment at any given Connection Site for a continuous period exceeding 12 months pursuant to the relevant Supplemental
Agreement.


"Deenergisation" or
"Deenergise(d)"                the  movement  of  any   isolator,
breaker or switch or the removal of any fuse whereby no Electricity can flow to or from the relevant System through the User's Equipment.

"Demand"                 the demand of MW and MVAr of electricity
(ie both Active Power and Reactive Power), unless otherwise stated.

"Derogation"                  a direction issued by the  Director
relieving a Party from the obligation under its Licence to comply with such parts of the Grid Code or any Distribution Code or in the case of NGC the Transmission Licence as may be specified in such direction and "Derogated" shall be construed accordingly.

"Derogated Plant"             shall mean Plant or Apparatus which
is the subject of a Derogation.

"Despatch"                     the  issue by NGC of  instructions
for Generating Plant to achieve specific Active Power and Reactive Power Levels or target voltage levels within Generation
Scheduling and Despatch Parameters and by stated times.

"Detailed Planning Data"      detailed additional data which  NGC
requires under the PC in support of Standard Planning Data.

"Directive"                    includes  any  present  or  future
directive, requirement, instruction, direction or rule of any Competent Authority, (but only, if not having the force of law, if compliance with the Directive is in accordance with the general practice of persons to whom the Directive is addressed) and includes any modification, extension or replacement thereof then in force.

"Director"                    the Director General of Electricity
SupPly appointed for the time being pursuant to Section I of the Act.

"Disconnection"               permanent physical disconnection of
a User's Equipment at any given Connection Site which permits removal thereof from the Connection Site or removal of all NGC's
Assets therefrom (as the case may be).

"Disputes Resolution
Procedure"                      arbitration   pursuant   to   the
arbitration  rules of the Electricity Supply Industry Arbitration
Association in force from time to time.

"Distribution Code(s)"        the Distribution Code(s)  drawn  up
by Public Electricity Suppliers pursuant to the terms of their respective Licence(s) as from time to time revised in accordance with those Licences.

"Distribution  System"         the system consisting  (wholly  or
mainly) of electric lines owned or operated by any Authorised Electricity Operator and used for the distribution of electricity from Grid Supply Points or generation sets or other entry points to the point of delivery to Customers or Authorised Electricity Operators, and includes any Remote Transmission Assets operated by such Authorised Electricity Operator and any electrical plant and meters owned or operated by the Authorised Electricity Operator in connection with the distribution of electricity, but shall not include any part of NGC's Transmission System.

"Earthing"                    as defined in the Grid Code.

"the EdF Documents"      as defined in the Pooling and Settlement
Agreement.

"Electricity"                  Active Energy and Reactive  Energy
(in   each   case  as  defined  in  the  Pooling  and  Settlement
Agreement).

"Embedded"                      a   direct   connection   to    a
Distribution System or the System of any other User to which Customers and/or Power Stations are connected.

"Energisation" or
"Energise(d)"            the movement of any isolator, breaker or
switch  or  the insertion of any fuse so as to enable  Energy  to
flow   from  and  to  the  relevant  System  through  the  User's
Equipment.

"Energy"                 the electrical energy produced,  flowing
or supplied by an electric circuit during a time interval, being the integral with respect to time of the power, measured in units of watt-hours or standard multiples thereof ie:

                         1000 Wh   =    1kWh
                         1000 kWh  =    1MWh
                         1000 MWh  =    1GWh
                         1000 GWh  =    1TWh

"Energy Metering Equipment"   has the meaning given to the phrase
"Metering Equipment" in the Pooling and Settlement Agreement.

"Energy Metering System"      has the meaning given to the phrase
"Metering System" in the Pooling and Settlement Agreement.

"Estimated Demand"       the forecast Demand (Active Power)  data
filed with NGC pursuant to paragraph 1.2 of the Charging Rules.

"Executive Committee"         the committee established  pursuant
to Clause 14.1 of the Pooling and Settlement Agreement.

"Financial Year"              the period of 12 months  ending  on
31st March in each calendar year.

"FMS  Date"                     has  the  meaning  given  in  the
Pooling and Settlement Agreement.

"Force Majeure"               in relation to any Party any  event
or circumstance which is beyond the reasonable control of such Party and which results in or causes the failure of that Party to perform any of its obligations under this Agreement including act of God, strike, lockout or other industrial disturbance, act of the public enemy, war declared or undeclared, threat of war, terrorist act, blockade, revolution, riot, insurrection, civil commotion, public demonstration, sabotage, act of vandalism, lightning, fire, storm, flood, earthquake, accumulation of snow or ice, lack of water arising from weather or environmental problems, explosion, fault or failure of Plant and Apparatus (which could not have been prevented by Good Industry Practice), governmental restraint, Act of Parliament, other legislation, bye law and Directive (not being any order, regulation or direction under Section 32, 33, 34 and 35 of the Act) provided that lack of funds shall not be interpreted as a cause beyond the reasonable control of that Party.


"Fuel   Security  Code"           the  document  of  that   title
designated as such by the Secretary of State as from time to time amended.

"Generation Business"         the authorised business of  NGC  or
any Affiliate or Related Undertaking in the generation of electricity or the provision of Ancillary Services, in each case from pumped storage and from the Kielder hydro-electric generating station.

"Generation Licence"          the licence granted to a  Generator
pursuant to Section 6(l)(a) of the Act.

"Generating Plant"            a Power Station subject to  Central
Despatch.

"Generating  Unit"             unless otherwise provided  in  the
Grid Code any Apparatus which produces electricity.

"Generator"                    a person who generates electricity
under licence or exemption under the Act.

"Good Industry Practice" in relation to any undertaking and any circumstances, the exercise of that degree of skill, diligence, prudence and foresight which would reasonably and ordinarily be expected from a skilled and experienced operator engaged in the same type of undertaking under the same or similar circumstances.

"Grid Code"                   the Grid Code drawn up pursuant  to
the Transmission Licence, as from time to time revised in accordance with the Transmission Licence.

"Grid  Supply Point"           a point of delivery from  the  NGC
Transmission  System to a Distribution System or  a  Non-Embedded
Customer.

"Gross   Asset  Value"       the  value  calculated  by  NGC   in
accordance with recognised accounting principles and procedures as published by NGC f rom time to time.

"High Voltage"           voltage exceeding 650 volts.

"Independent Generating
Plant"                          Power  Station  not  subject   to
Central Despatch.


"Intellectual  Property"        patents,  trade  marks,   service
marks, rights in designs, trade names, copyrights and topography rights (whether or not any of the same are registered and including applications for registration of any of the same) and rights under licences and consents in relation to any of the same and all rights or forms of protection of a similar nature or having equivalent or similar effect to any of the same which may subsist anywhere in the world.

"Interconnectors"             the electric lines  and  electrical
plant and meters owned or operated by NGC solely for the transfer of electricity to or from the NGC Transmission System into or out of England and Wales.

"Interconnectors Business"         the business  of  NGC  or  any
Affiliate  or  Related  Undertaking  in  the  operation  of   any
interconnector.

"Isolation"                   as defined in the Grid Code.

"Licence"                any licence granted pursuant to  Section
6 of the Act.

"Licence  Standards"           the standards to  be  met  by  NGC
under Condition 12 of the Transmission Licence.

"Local Safety Instructions"        as defined in the Grid Code.

"Main  Business"               any business of NGC or any of  its
Subsidiaries as at the Transfer Date or which it is  required  to
carry   on  under  the  Transmission  Licence,  other  than   the
Generation Business.

"Main Business Person"        any employee of NGC or any director
or employee of its Subsidiaries who is engaged solely in the Main
Business   and  "Main  Business  Personnel"  shall  be  construed
accordingly.

"Master  Agreement"       the Agreement to which this is Schedule
2, excluding any Supplemental Agreements.

"Material Effect"             an effect causing a Party to effect
any works or to alter the manner of operation of its Plant and/or Apparatus at the Connection Site or the site of connection which in either case involves that Party in expenditure of more than pounds 10,000.

"Maximum Export Capacity"     the maximum amount of power  to  be
passed into the NGC Transmission System at the Connection Site as notified by the User to NGC as part of the Registered Data from time to time.

"Minor Independent
Generating  Plant"             any Independent  Generating  Plant
with a Registered Capacity of less than 50 mw.

"Modification"            any  actual  or  proposed  replacement,
renovation, modification, alteration, or construction by or on behalf of a User or NGC to either that Party's Plant or Apparatus or the manner of its operation which has or may have a Material Effect on another Party at a particular Connection Site.

"Modification Application"         an application in the form  or
substantially in the form set out in Exhibit 11.

"Modification Notification"        a notification in the form  or
substantially in the form set out in Exhibit 13.

"Modification   Offer"           an  offer   in   the   form   or
substantially in the form set out in Exhibit 12, including any revision or extension of such offer.

"Natural Demand"              the Demand (Active Power) which  is
necessary to meet the needs of Customers excluding that Demand (Active Power) met by Embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.

"Net  Asset Value"             the Gross Asset Value of  the  NGC
Asset in question less depreciation over the Replacement Period calculated in accordance with recognised accounting principles and procedures.

"New  Connection  Site"          a proposed  Connection  Site  in
relation to which there is no Supplemental Agreement in force between the Parties.

"NGC  Assets"              the Plant and Apparatus owned  by  NGC
necessary to connect the User's Equipment to the NGC Transmission System at any particular Connection Site in respect of which NGC charges Connection Charges (if any) as listed or identified in Appendix A to the Supplemental Agreement relating to each such Connection Site.

"NGC  Engineering Charges"     reasonable Charges for time  spent
by  NGC engineers and other staff in relation to NGC Transmission
System development and related services as published from time to time by NGC.

"NGC Transmission System" the system consisting (wholly or mainly) of high voltage electric lines owned or operated by NGC and used for the transmission of electricity from one Power Station to a sub-station or to another Power Station or between sub-stations or to or from any External Interconnection and includes any Plant and Apparatus and meters owned or operated by NGC in connection with the transmission of electricity but does not include any Remote Transmission Assets.

"Non-embedded Customer" a Customer except for a PES receiving electricity direct from the NGC Transmission System irrespective of from whom it is supplied.

"Operating Code" or "OC"      the portion of the Grid Code  which
is identified as the Operating Code.

"Operation Diagrams"          as defined in the Grid Code.

"Operational"            in relation to a Connection  Site  means
that the same has been Commissioned (which for the avoidance of doubt does not necessarily include commissioning of Generating Units connected at the Connection Site) and that the User can use such User's Equipment to undertake those acts and things capable of being undertaken by Pool Members.

"Operational Effect"          any effect on the operation of  any
System which causes that System to operate (or be at a materially increased risk of operating) differently to the way in which it would have normally operated in the absence of that effect.

"Operational  Intertripping"         the  automatic  tripping  of
circuit-breakers to prevent abnormal system conditions occurring, such as over voltage, overload, system instability etc. after the tripping of other circuit breakers following power system fault(s) which includes System to Generating Plant and System to Demand intertripping schemes.

"Operational Metering
Equipment"                      meters,  instrument  transformers
(both voltage and current), transducers, metering protection equipment including alarms circuitry and their associated outstations as may be necessary for the purpose of CC.6.5.5 of the Grid Code and the corresponding provision of the relevant Distribution Code.

"Operator"                     has  the meaning  defined  in  the
Pooling and Settlement Agreement.

"Part 1 System Ancillary
Services"                 Ancillary Services which  are  required
for System reasons and which must be provided by Users in accordance with the Connection Conditions. An exhaustive list of
Part 1 System Ancillary Services is included in the Grid Code (in that part of CC8.1 headed Part 1) namely:

                          -     Reactive Power supplied otherwise
                                than by means of synchronous or static
                                compensators;

                          -     Frequency  Control  by  means  of
                                Frequency Sensitive Generation.

"Part 2 System Ancillary
Services"                 Ancillary Services which  are  required
for System reasons and which must be provided by a User if the User has agreed to provide them under a Supplemental Agreement. A non-exhaustive list of Part 2 System Ancillary Services is included in the Grid Code (in that part of CC8.1 headed Part 2) namely:

                          -   Frequency Control by means of Gas
                              Turbine Unit Fast Start;

                          -   Frequency  Control  by  means  of
                              Pumped Storage Unit Fast Start.

                         -    Black Start Capability.

"Party"                  each person for the time being and  from
time to time party to the Master Agreement and any successor(s) in title to, or permitted assign(s) of, such person.

"Payment  Date"            a date for payment of  NGC  Connection
Charges and/or Use of System Charges, determined in accordance with Sub-Clause 14.2 of the Master Agreement.

"Permitted  Activities"         activities  carried  on  for  the
purposes of the Main Business.

"PES  Supply Business Demand"  the Demand (Active Power)  of  any
PES which is attributable to each Grid Supply Point.

"Planning Code" or "PC"       that portion of the Grid Code which
is identified as the Planning Code.

"Plant"                   fixed and moveable items  used  in  the
generation and/or supply and/or transmission of electricity other than Apparatus.

"Pool Member"            any person who is admitted to membership
in accordance with the Pooling and Settlement Agreement.

"Pooling and Settlement
Agreement"                    the agreement of that title for the
time being approved (or to be approved) by the Secretary of State or by the Director as from time to time amended and, where the context so permits, includes the agreement known as the Initial Settlement Agreement of even date with the above agreement, and made between the parties to the above agreement as at such date.

"Power  Station"               an installation comprising one  or
more Generating Units (even where sited separately) owned and/or controlled by the same Generator, which may reasonably be considered as being managed as one Power Station.

"Protected  Information"       any information  relating  to  the
affairs of a Party which is furnished to Business Personnel pursuant to this Agreement or pursuant to a direction under
Section 34 of the Act or pursuant to the provisions of the Fuel Security Code unless, prior to such information being furnished, such Party has informed the recipient thereof by notice in writing or by endorsement on such information, that the said information is not to be regarded as Protected Information.

"Public Electricity Supplier"
or  "PES"                 a holder of a Public Electricity Supply
Licence.

"Public Electricity Supply
Licence"                  a licence issued under Section  6(l)(c)
of the Act.

"Reasonable Charges"          reasonable cost reflective  charges
comparable to charges for similar services obtainable in the open market.

"Registered Capacity"         the normal full load capacity of  a
Generating Unit as declared by the Generator, less the MW consumed by the Generating Unit through the Generating Units unit transformer when producing the same.

"Registered  Data"              those items of Standard  Planning
Data and Detailed Planning Data which upon connection become fixed (subject to any subsequent changes).

"Registrant"                   has  the meaning  defined  in  the
Pooling and Settlement Agreement.

"Regulations"            the Electricity Supply Regulations  1988
or any amendment or re-enactment thereof.

"Related  Undertaking"          in  relation  to  NGC  means  any
undertaking in which NGC has a participating interest as defined by Section 260(1) of the Companies Act 1985 as substituted by
Section 22 of the Companies Act 1989 and if that latter section is not in force at the date of this Agreement as if such latter section were in force at such date.

"Remote Transmission Assets" any Plant and Apparatus or meters owned by NGC which (a) are embedded in a Distribution System or a User System and which are not directly connected by Plant and/or Apparatus owned by NGC to a substation owned by NGC and (b) are by agreement between NGC and such PES or User under the direction and control of such PES or User.

"Replacement  Period"          in relation to an NGC  Asset,  the
period commencing on the date on which such NGC Asset is or was originally commissioned, after which it is assumed for accounting purposes such NGC Asset will need to be replaced, which shall be 40 years unless otherwise agreed between the Parties to a Supplemental Agreement and recorded in the relevant Supplemental Agreement.

"Safety  Coordinator(s)"       a person or persons  nominated  by
NGC and each User to be responsible for the co ordination of Safety Precautions (as defined in the Grid Code) at each Connection Point when work and/or testing is to be carried out on a system which necessitates the provision of Safety Precautions on HV Apparatus, pursuant to OC8.

"Safety Rules"           the rules of NGC or a User that seek  to
ensure that persons working on Plant and/or Apparatus to which the rules apply are safeguarded from hazards arising from the System.

"Scheduling"                    the  process  of  compiling   and
issuing a Generation Schedule (as that expression is defined in the Grid Code) as set out in SDC1.

"SDC or Scheduling and
Despatch  Code"            that portion of the  Grid  Code  which
specifies the Scheduling and Despatch process.

"Second Tier Supplier" or
"STS"                          a  holder of a Second Tier  Supply
Licence.

"Second  Tier  Supply Licence"  a licence granted  under  Section
6(2)(a) of the Act.

"Separate   Business"             each   of   the   Transmission,
Settlements, Generation, Interconnectors and Ancillary Services Businesses taken separately from one another and f rom any other business of NGC, but so that where all or any part of such business is carried out by an Affiliate or Related Undertaking of NGC such part of the business as is carried out by that Affiliate or Related Undertaking shall be consolidated with any other such business of NGC (and of any other Affiliate or Related Undertaking) so as to form a single Separate Business.

"Settlement Business"         means the business of  NGC  or  any
Affiliate   or   Related   Undertaking   as   settlement   system
administrator under the Pooling and Settlement Agreement.

"Site Common Drawings"        as defined in the Grid Code.

"Site Responsibility
Schedule"                 a  schedule containing the  information
and prepared on the basis of the provisions set out in Appendix 1 of the CC.

"Small Independent
Generating  Plant"             any Independent  Generating  Plant
with a Registered Capacity of 50 MW or more.

"Station   Demand"               in  respect  of  any  generating
station and Generator, means that consumption of electricity (excluding any supply to any Customer of the relevant Generator who is neither such Generator nor a member of a qualifying group of which such Generator is a part) from the NGC Transmission System or a Distribution System at premises on the same site as such generating station, with premises being treated as on the same site as each other if they are:

                         (i)  the same premises;

                         (ii)  immediately adjoining each other; or

                         (iii)     separated from each other only
by road, railway or watercourse or by other premises (other than a pipe-line, electric line or similar structure) occupied by the consumer in question or by any other person who together with that consumer forms a qualifying group;

                          and  for the purpose of this definition
"generating station" and "qualifying group" shall have the meanings given those expressions when used in the Electricity (Class Exemptions from the Requirement for a Licence) Order 1990.

"STS  Demand"             the Demand (Active Power)  of  any  STS
which is attributable to each Grid Supply Point.

"Supplemental Agreement" has the meaning set out in Clause 2 of the Master Agreement.

"Supplier"                     a Public Electricity  Supplier  or
Second Tier Supplier.

"System"                  any User System or the NGC Transmission
System as the case may be.

"Termination  Amount"          in relation to a Connection  Site,
the amount calculated in accordance with paragraph 4 of the Charging Rules.

"Total System"           the NGC Transmission System and all User
Systems in England and Wales.

"Transfer Date"               2400 hours on 30th March 1990.

"Transfer Scheme"             the transfer scheme made by Central
Electricity Generating Board established under Section 66 of  the
Act or by the Secretary of State under Section 69 of the Act.

"Transmission Business"       the authorised business of  NGC  or
any Affiliate or Related Undertaking in the planning, development, construction and maintenance of the NGC Transmission System (whether or not pursuant to directions of the Secretary of State made under Section 34 or 35 of the Act) and the operation of such system for the transmission of electricity, including any business in providing connections to the NGC Transmission System but shall not include (i) any other Separate Business or (ii) any other business (not being a Separate Business) of NGC or any Affiliate or Related Undertaking in the provision of services to or on behalf of any one or more persons.

"Transmission Licence"        the licence granted  to  NGC  under
Section 6(l)(b) of the Act.

"Undertaking"             bears  the  meaning  ascribed  to  that
expression by Section 259 of the Companies Act 1985 as substituted by Section 22 of the Companies Act 1989 and if that latter section is not in force at that date of this Agreement as if such latter section were in force at such date.

"Use  of  System"               use of NGC's Transmission  System
for  the  transport of electricity by any Authorised  Electricity
Operator.

"Use  of  System Application"   an application for a Supplemental
Agreement Type 5 or Type 6 in the form or substantially in the form set out in Exhibit 9 or 10 as appropriate.

"Use  of  System Charges"       charges made or levied or  to  be
made or levied by NGC for the provision of services as part of the transmission Business to any Authorised Electricity Operator as more fully described at paragraph 2 of Condition 10 and paragraph 2 of Schedule 3 to the Transmission Licence and in the Supplemental Agreements but shall not include Connection Charges.

"User's  Licence"              a User's licence to carry  on  its
business granted pursuant to Section 6 of the Act.

"User's Equipment"            the Plant and Apparatus owned by  a
User (ascertained in the absence of agreement to the contrary by reference to the rules set out in Clause 6 of the Master Agreement) which either is connected to the NGC Assets forming part of the NGC Transmission System at any particular Connection Site or which that User wishes so to connect or is connected to a Distribution System or which that User wishes so to connect.

"User  System"            any system owned or operated by a  User
comprising Generating Units and/or Distribution Systems (and/or other systems consisting (wholly or mainly) of electric lines which are owned or operated by a person other than a PES) and Plant and/or Apparatus connecting Generating Units, Distribution Systems (and/or other systems consisting (wholly or mainly) of electric lines which are owned or operated by a person other than a PES) or Non-Embedded Customers to the NGC Transmission System or (except in the case of Non-Embedded Customers) to the relevant other User System, as the case may be, including any Remote Transmission Assets operated by such User or other person and any Plant and/or Apparatus and meters owned or operated by such User or other person in connection with the distribution of electricity but does not include any part of the NGC Transmission System.

                           SCHEDULE 3

THIS       ACCESSION       AGREEMENT       is       made       on
between:

1.    [                   ], a company incorporated [with limited
liability]  under the laws of [                   ]  [(registered
number]) and having its [registered office] at [                ]
(the "New Party"); and

2. The National Grid Company PLC ("NGC") on its own behalf and on behalf of all the other parties to the Master Agreement referred to below.

WHEREAS:

By  an  agreement  (the  "Master Connection  and  Use  of  System
Agreement")  dated  [                 ]  1990  made  between  the
Parties named therein and NGC the parties thereto agreed to give effect to and be bound by certain rules and procedures for establishing a contractual framework between the Parties pursuant to which Supplemental Agreements will from time to time be made for the connection of Plant and Apparatus to the NGC Transmission System, the use by Parties of the NGC Transmission System and the payment of charges to NGC.

IT IS HEREBY AGREED as follows:

1. Unless the context otherwise requires, words and expressions defined in the Master Agreement shall bear the same meanings respectively when used herein.

2. NGC (acting on its own behalf and on behalf of each of the other Parties) hereby admits the New Party as an additional Party under the Master Agreement on the terms and conditions hereof.

3. The New Party hereby accepts its admission as a Party and undertakes with NGC (acting on its own behalf and on behalf of each of the other Parties) to perform and to be bound by the terms and conditions of the Master Agreement as a Party as from the date hereof.

4. For all purposes in connection with the Master Agreement the New Party shall as from the date hereof be treated as if it has been a signatory of the Master Agreement, and as if this Agreement were part of the Master Agreement, and the rights and obligations of the Party shall be construed accordingly.

5. This Agreement and the Master Agreement shall be read and construed as one document and references in the Master Agreement to the Master Agreement (howsoever expressed) should be read and construed as references to the Master Agreement and this Agreement.

6. This Agreement shall be governed by and construed in all respects in accordance with English law and the provisions of Clause 27 of the Master Agreement shall apply hereto mutatis mutandis.


AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.


[New Party]

By:


Registered Number:


Registered Office:


Address for Notices (if different from Registered Office):


Telex No:


Facsimile No:


Attention:


Bank Details:




The National Grid Company PLC
(for itself and on behalf of each of the Parties to the Master Agreement).


By:

                            EXHIBIT 1



                   DATED  30th March  1990








     THE NATIONAL GRID COMPANY PLC                (1)


          and


     [                             ]              (2)





   ________________________________________________________


                SUPPLEMENTAL AGREEMENT TYPE 1

   ________________________________________________________



           (in respect of Connection Sites of Users which are in existence and Commissioned at the Transfer Date)

                           CONTENTS

Clause    Title

1         Definitions, Interpretation and Construction
2         Being Operational/Connection/Energisation
3         The Connection Site and NGC Assets
4         Connection Charges
5         Use of System Charges
6         Charging Rules
7         Ancillary Services
8         (Clause deleted)
9         Special Automatic Facilities
10        Protection and Control Relay Settings/Fault  Clearance Times
11        Safety Rules
12        Other Site Specific Technical Conditions
13        Metering
14        Joint System Incidents
15        Term
16        Emergency Deenergisation
17        Deenergisation and Disconnection
18        Notice to Decommission or Disconnect
19        Disconnection
20        Decommissioning
21        Master Agreement
22        Variations

Appendix A     NGC's Assets/Connection Site
Appendix B     Connection Charges/Payment
Appendix C     Zone/Registered Capacity/Peak Half-Hours/Estimated Demand
Appendix D     Use of System Charges/Payment
Appendix E     Charging Rules
Appendix F1    Site Specific Technical Conditions  -  Agreed Ancillary Services
Appendix F2    (Not used)
Appendix F3    Site Specific Technical Conditions  -  Special Automatic
                Facilities
Appendix F4    Site Specific Technical Conditions -  Protection and Control
                Relay Settings/ Fault Clearance
Appendix F5    Site Specific Technical Conditions - Load Shedding Frequency
                Sensitive Relays
Appendix F6    Site Specific Technical Conditions - Metering

THIS  SUPPLEMENTAL AGREEMENT is made the 30th day of  March  1990 and becomes effective on the 31st day of March 1990

BETWEEN

(1)   THE  NATIONAL  GRID  COMPANY PLC a  company  registered  in
England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SEI 9JU ("NGC", which expression shall include its successors and/or permitted assigns); and

(2)    [                      ]   a  company  registered   in   [
]  with number [               ] whose registered office is at  [
] (the "User", which expression shall include its successors and/or permitted assigns)

WHEREAS

(A)   NGC and the User are parties to a Master Connection and Use
of System Agreement dated [               ] ("Master Agreement").

(B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS, INTERPRETATION AND CONSTRUCTION

1.1  General

      Unless the subject matter or context otherwise requires or is inconsistent therewith, terms and expressions defined in
Schedule 2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.

2.   BEING OPERATIONAL/CONNECTION/ENERGISATION

2.1  Right to remain connected

       Subject to the other terms and conditions of this Supplemental Agreement and the Grid Code, the User shall have the right for the User's Equipment to remain connected to the NGC Transmission System at the Connection Site for the duration of this Supplemental Agreement.

2.2  Right to be and remain Energised and Operational

      Subject to the other provisions of this Agreement and the Grid Code, the User shall have the right for the User's Equipment at the Connection Site to be and remain Energised and Operational for the duration of this Supplemental Agreement.

2.3  Obligation to remain connected

     Without prejudice to its rights to make Modifications to the User's Equipment pursuant to the Master Agreement and subject to the provisions of Sub-Clause 16.2 and the other provisions of this Agreement and the Grid Code the User shall keep the User's Equipment at the Connection Site connected to the NGC Transmission System until Decommissioning or Disconnection is permitted pursuant to this Supplemental Agreement.

2.4  Registered Capacity

      The  User  if  a  Generator shall  not  operate  its  Users
Equipment such that any of it exceeds its Registered Capacity save as expressly permitted or instructed pursuant to the Grid Code or the Fuel Security Code or as may be necessary or expedient in accordance with Good Industry Practice.

2.5  Data

     Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

2.6   Subject to the other provisions of this Agreement  and  the
Grid Code, NGC shall use all reasonable endeavours to maintain the NGC Assets at the Connection Site in the condition necessary to render the same fit for the purpose of passing power up to the Maximum Export Capacity and/or the Connection Site Demand Capability as appropriate between the User's Equipment and the NGC Transmission System.

2.7 Subject to the other provisions of this Agreement and the Grid Code, NGC shall accept into the NGC Transmission System at the Connection Site power generated by the User up to the Maximum Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good Industry Practice by NGC.

2.8 Subject to the other provisions of this Agreement and the Grid Code, NGC shall transport a supply of power to the Connection Site through the NGC Transmission System up to the Connection Site Demand Capability except to the extent (if any) that NGC is prevented from doing so by transmission constraints or by insufficiency of generation which, in either case, could not have been avoided by the exercise of Good Industry Practice by NGC.

2.9 Subject to the provisions of the Grid Code each Party shall be entitled to plan and execute outages of parts of its System or Plant or Apparatus at any time and from time to time.

2.10 Provision of Data

      The majority of the data required under the Grid Code has been supplied by the User prior to the Transfer Date. However, in respect of the following data required under the Planning Code of the Grid Code it is agreed that the User need only supply it under the Grid Code within one year of the Transfer Date, unless NGC requests it in writing before the expiry of that period, in which case the User from whom the data is requested must supply it within 6 weeks of receiving that request, except in the case of the data referred to in PCA 5.3.1(g) which need only @e supplied within 3 months of receiving this request. The data to which this Sub-Clause applies is that referred to in the following paragraphs of the Planning Code:

     PCA 2.3
     PCA 4.3.7
     PCA 4.3.9
     PCA 5.2.1
     PCA 5.2.2
     PCA 5.3.I(g)

      NGC shall also be able to request a User in writing at any time to supply to NGC any data under the Planning Code which it should have supplied to NGC prior to the Transfer Date, but which it did not supply, and the User must supply that data upon that request.

3.   THE CONNECTION SITE AND NGC ASSETS

       The   Connection  Site  and  NGC  Assets  to  which   this
Supplemental Agreement relates are more particularly described in Appendix A.

4.   CONNECTION CHARGES

      Subject to the provisions of Clause 6 of this Supplemental Agreement the User shall with effect from the commencement of this Supplemental Agreement pay the Connection Charges set out in Appendix B which are calculated by reference to the NGC Assets specified in Appendix A in accordance with the provisions of Appendix B.



5.   USE OF SYSTEM CHARGES

      Subject to the provisions of Clause 6 of this Supplemental Agreement the User shall with effect from the commencement of this Supplemental Agreement pay to NGC the Use of System Charges set out in Appendix D in accordance with the provisions of Appendix E.

6.   CHARGING RULES

      The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.

7.   ANCILLARY SERVICES

     The User shall provide the Agreed Ancillary Services set out in Appendix F1 in accordance with the Grid Code.

8.   GRID CODE NON-COMPLIANCE

     (Clause deleted)

9.   SPECIAL AUTOMATIC FACILITIES

      NGC  and  the  User  shall  operate  respectively  the  NGC
Transmission System and the User System in accordance with the schemes set out in Appendix F3-

10.  PROTECTION AND CONTROL RELAY SETTINGS/FAULT CLEARANCE TIMES

      NGC and the User shall record the respective protection and control relay settings and fault clearance times to be operated by each of them in documents in the format set out in Appendix F4 and shall operate them accordingly.

11.  SAFETY RULES

11.1 Safety Rules

      NGC and the User will each supply to the other a copy of their Safety Rules current from time to time except where already supplied under another Supplemental Agreement (save that this exception shall not apply to site specific Safety Rules) and also a copy of the Local Safety Instructions applicable at the Connection Site from time to time except where supplied under another Supplemental Agreement.


11.2 Decommissioning

      Decommissioning of Plant and/or Apparatus at the Connection
Site will be undertaken in accordance with the procedures of the Safety Rules of whichever of NGC or the User applied when the Plant and/or Apparatus concerned was in commission.

12.  OTHER SITE SPECIFIC TECHNICAL CONDITIONS

12.1 Initial Obligation

      The  User shall ensure that on the Transfer Date the User's
Equipment complies with the site specific technical conditions set out in Appendix F5.

12.2 The User shall use all reasonable endeavours to ensure during the period of this Supplemental Agreement that the User's
Equipment shall continue to comply with the site specific technical conditions set out in Appendix F5.

12.3 If the User or NGC wishes to modify, alter or otherwise change the site specific technical conditions or the manner of their operation:

      (i)   under  Appendix F4 it may do so  upon  obtaining  the
agreement   of  the  other  Party  such  agreement  not   to   be
unreasonably withheld.

     (ii) under Appendix Fl, F3, F5 or F6 this shall be deemed to be a Modification for the purposes of the Master Agreement.

12.4 Where on or immediately prior to the Transfer Date the User's Equipment has any of the following technical attributes or facilities:

     (i)       circuit breaker fail protection;
     (ii)      pole slipping protection;
     (iii)     fault disconnection facilities;
     (iv)      automatic switching equipment;
     (v)       control arrangements;
     (vi)      voltage and current signals for system monitoring;
     (vii)     control telephony;
     (viii)    operational metering;

      the User shall use all reasonable endeavours to ensure that during the period of this Supplemental Agreement the User's Equipment retains such technical attributes or facilities provided always that if the User wishes to modify alter or otherwise change the same or their operation it may do so by following the procedures relating to a Modification in accordance with the Master Agreement.


13.  METERING

     The provisions of Appendix F6 shall have effect.

14.  JOINT SYSTEM INCIDENTS

      Each Party confirms to the other that its Senior Management
Representatives whose names have been nominated and notified to the other pursuant to OC9 are fully authorised to make binding decisions on its behalf for the purposes of OC9.

15.  TERM

      Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental Agreement shall continue until the User's Equipment is Disconnected from the NGC Transmission System at the Connection Site in accordance with Clause 17 or 19 hereof.

16.  EMERGENCY DEENERGISATION

16.1 Emergency Deenergisation by a NGC

      If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System poses an immediate threat of injury or material damage to any person or to the Total System or to any User's System or to the NGC Transmission System NGC shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

16.2 Emergency Deenergisation by a User

      If, in the reasonable opinion of the User, the condition or manner of operation of the NGC Transmission System, the Total System or any User's System, poses an immediate threat of injury or material damage to any person or to the User's System, the User shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

16.3 Reenergisation

      NGC or, as the case may be, the User shall Reenergise the User's Equipment at the Connection Site as quickly as practicable after the circumstances leading to any Deenergisation under this Clause 16 have ceased to exist.


17.  DEENERGISATION AND DISCONNECTION

17.1 Breach by the User

      If the User shall be in breach of any of the provisions of this Supplemental Agreement or of the provisions of the Master Agreement enforcing the provisions of the Grid Code (but subject always to Sub-Clauses 9.3 and 9.4 of the Master Agreement) and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may:

      (i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User to remedy the breach within 28 days after receipt of such notice or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

      (ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.

17.2 Grid Code Procedures

      Whenever NGC serves a notice on the User pursuant to Sub-Clause 17.1, NGC and the User shall discuss in good faith and without delay the nature of the breach and each shall use all appropriate procedures available to it under the Grid Code (including testing rights and the procedures set out in OC5 (Testing and Monitoring)) in an attempt to establish as quickly as reasonably practicable a mutually acceptable way of ensuring future compliance by the User with the relevant provision of the Grid Code.

17.3 De-Energisation

     17.3.1    If:

      (a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub-Clause 17.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 17.1(ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or User Systems; or

      (b) five Business Days have elapsed since the date of any valid notice served on the User in accordance with Sub-Clause
17.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 17.2(ii);

           NGC may, provided NGC has first complied with OC5 Monitoring and Testing if appropriate De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither Party has referred the matter to the Dispute Resolution Procedure set out in Clause 27 of the Master Agreement. In such event NGC may De-Energise forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

     17.3.2 If the User fails to comply with the Grid Code and the Director makes a final order or a confirmed provisional order as set out in Sections 25 and 26 of the Act against the User in respect of such non-compliance which order the User breaches NGC may De-energise the Users Equipment upon the expiry of at least 48 hours prior written notice to the User provided that at the time of expiry of the notice the User continues to fail to comply with the order.

17.4 NGC Transmission Licence

      If a breach of the nature referred to in Sub-Clause 17.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may De-Energise the User's Equipment upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

17.5 Re-Energisation Disputes

      If, following any De-Energisation pursuant to this Clause 17, the User applies to NGC for the User's Equipment to be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for connection and use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall Re-Energise the User's Equipment forthwith after any request from the User for NGC to do so.

17.6 Event of Default

      If the breach which led to any De-Energisation pursuant to this Clause 17 remains unremedied at the expiry of at least 6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that:

      (a) all disputes arising out of the subject-matter of this Clause 17 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and

      (b)   any  reference to the Director pursuant to sub-clause
17.5 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

17.7 Disconnection

      Once  NGC  has given a valid notice of an event of  default pursuant  to  Sub-Clause 17.6  NGC may give notice of termination
to   that  User  whereupon  this  Supplemental  Agreement   shall
terminate and:

      (i) NGC shall Disconnect all the User's Equipment at the Connection Site and NGC and the User concerned shall by arrangement between them remove any of the Users Equipment and NGC Assets on the other Party's land within 6 months of the date of termination or such longer period as may be agreed between the Parties; and

      (ii) that User shall be obliged to pay to NGC forthwith the Termination Amounts applicable to the Connection Site.

18.  NOTICE TO DECOMMISSION OR DISCONNECT

     Without prejudice to Sub-Clause 16.2, the User shall give to NGC not less than 6 months written notice of any intention of the User either to Decommission the User's Equipment or to Disconnect the User's Equipment.

19.  DISCONNECTION

     If notice to Disconnect is given by the User under Clause 18 the User may upon expiry of the period specified in such notice and not before Disconnect the User's Equipment. At the expiry of such period this Supplemental Agreement shall terminate. The
User shall pay to NGC all Termination Amounts applicable to the Connection Site within 28 days after termination of this Agreement. Within 6 months of the date of such termination or such longer period as may be agreed between the Parties the Parties shall by arrangement with each other remove any of the User's Equipment and NGC Assets on the other Party's land.



20.  DECOMMISSIONING

      If notice to Decommission is given by the User under Clause
18  the  User  may  upon expiry of the period specified  in  such
notice  and not before, Decommission the User's Equipment.   This
Supplemental Agreement shall not terminate and:

      (i) until the end of the Financial Year in which the Decommissioning takes place all Connection Charges and Use of System Charges payable by the User under this Supplemental
Agreement shall continue to be payable in full; and

      (ii) following the end of the Financial Year in which the Decommissioning takes place the Use of System Charges payable by the User under this Supplemental Agreement shall no longer be payable by the User but the Connection Charges so payable shall continue to be payable If and when the User wishes to recommission it shall give NGC not less than 3 months written notice unless a shorter period is agreed between the User and NGC.

21.  MASTER AGREEMENT

     The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.

22.  VARIATIONS

      No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order or directions made pursuant to the Act or a Licence or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.

IN   WITNESS   WHEREOF   the  hands  of   the   duly   authorised
representatives of the parties hereto at the date first above written

THE NATIONAL GRID COMPANY PLC )
By                                 )




[the USER]                         )
By                                 )

                          APPENDIX A

                 NGC'S ASSETS/CONNECTION SITE





COMPANY             :



CONNECTION SITE :



TYPE                :



NGC ASSETS          :





QUANTITY    VOLTAGE          DESCRIPTION                      AGE (Years)











SCHEMATIC DIAGRAM:
AREA:

                          APPENDIX B


                  CONNECTION CHARGES/PAYMENT



1)   CONNECTION CHARGE



     COMPANY        :


     CONNECTION :
     SITE


     TYPE       :



      CHARGES         :     pounds        for the period  from  1st
April 1990 to 31st March 1991 and thereafter as determined in accordance with the Charging Rules.

2)   PAYMENT:

     The charges shall be payable in 12 equal monthly instalments as specified in Clause 14 of the Master Agreement.

                          APPENDIX C

    ZONE/REGISTERED CAPACITY/PEAK HALF-HOURS/ESTIMATED DEMAND



COMPANY                  :

GRID SUPPLY POINT/
CONNECTION SITE     :

ELECTRICAL LOCATION OF ENERGY METERING
EQUIPMENT MEASURING STATION DEMAND


ZONE                :


a.   GENERATION:


     SET            TYPE/FUEL      REGISTERED
                                        CAPACITY MW




b. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

c.    In  the  Financial Year 1st April 1990 to 31st  March  1991
NGC's   generation  related  Use  of  System  Charges  shall   be
calculated by reference to the highest Registered Capacity during such Financial year and the Energy produced.

d. ESTIMATED DEMAND for the period between 1st April 1990 and 31st March 1991 and thereafter as notified in accordance with the Charging Rules.



__________________________________ MW

                          APPENDIX D

                USE OF SYSTEM CHARGES/PAYMENT



COMPANY   :



LOCATION  :



1)   TYPE OF CHARGE                SYSTEM SERVICE



               Demand related

                pounds......... in respect of the period from 1st
April 1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging
Rules.

                Note:  based upon a charge of pounds.. per KW and
 ...... KW of Estimated Demand as set out in Appendix C.




2)   TYPE OF CHARGE:                    INFRASTRUCTURE


     A.        Demand related

                pounds......... in respect of the period from 1st
April 1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging
Rules.

                Note:  based upon a charge of pounds.. per KW  and
 ...... KW of Estimated Demand as set out in Appendix C.






     B.   Capacity Related

           pounds........... in respect of the  period  from  1st
April 1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules based upon a charge of pounds... per KW Registered Capacity and  .......  KW  being the Registered Capacity  as  set  out  in
Appendix C.




     C.   Energy Related

           pounds ......... per KWh in respect  of  each  KWh  of
Energy  entering the Total System in the period from  31st  March
1990 to 31st March 1991 payable as described in Clause 14 of the Master Agreement.




      Payment shall be made in accordance with Clause 14 of the Master Agreement.

                          APPENDIX E

                        CHARGING RULES


1.        Use of System Charges - General and Data Requirements

1.1 NGC's Demand related Use of System Charges are calculated by reference to Demand (Active Power) attributable to each Grid Supply Point excluding that Demand (Active Power) met by embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.


1.2       Data Requirements

1.2.1 On or before 31st December in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request to enable NGC to calculate the Connection Charges and/or Use of System Charges due from the User to NGC in respect of the Connection Site including the data specified in Appendix C.

1.2.2          On or before 31st December in each Financial Year,

           (i) Users who are Public Electricity Suppliers shall supply to NGC a forecast for the following Financial Year of the following :-

                (a) the Natural Demand attributable to each Grid Supply Point equal to the average of the forecasts of Natural Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph
2.1 of this Appendix E; and

                (b) the PES Supply Business Demand attributable to each Grid Supply Point equal to the average of the forecasts of PES Supply Business Demand under Annual Average Cold Spell
(ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.


           (ii) Users who are Second Tier Suppliers shall supply to NGC a forecast for the following Financial Year of the STS Demand under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of STS Demand attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.


           (iii) Users who are Generators shall supply to NGC a forecast for the following Financial Year of the Station Demand (Active Power) under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecast of such Station Demand (Active Power attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.


1.3       Annual Adjustment

1.3.1 NGC's Demand related Use of System charges shall be calculated on the basis of actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3.2 On or before 1st March each Financial Year NGC shall:-

           (i)   determine from meter readings of Energy Metering
Equipment and actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of the Number of Peak
Half Hours applicable during such Financial Year; and

           (ii)  shall  compare  the  User's  highest  Registered
Capacity during such year with the Registered Capacity used when estimating the charges due during such Financial Year;

1.3.3 NGC shall then promptly calculate on the basis of the actual position determined in accordance with paragraph 1.3.2 the amount of Demand related or Capacity related Use of System Charges (as the case may be) that would have been payment by the User under this supplemental Agreement during each month during that Financial Year if they had been calculated on the basis of that of the actual position (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Capacity related Use of System Charges (as the case may be) paid during each month during that Financial Year by the User under this Supplemental Agreement (the "Notional Amount").

1.3.4 NGC shall then prepare a reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the way in which they were calculated.

1.3.5 Together with the reconciliation statement NGC shall send the User and invoice in relation to any sums shown by the reconciliation statement to be due to NGC and interest thereon calculated pursuant to paragraph 1.3.6 below. Forthwith following receipt of any reconciliation statement the User shall send to NGC an invoice in relation to any sum shown by the reconciliation statement to be due to the User and interest thereon calculated pursuant to paragraph 1.3.6 below. Such invoices shall be payable on or before 31st March in such Financial Year.

1.3.6           In  respect of each month during  that  Financial
Year:-

            (a)    the  User  shall,  following  receipt  of   an
appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the Actual Amount exceeds the Notional Amount; and

           (b) NGC shall, following receipt of an appropriate invoice, repay to the User an amount equal t the amount (if any) by which the Notional Amount exceeds the Actual Amount.

           Interest shall be payable by the paying Party to the other on such amounts from the Payment Date applicable to the month concerned until the date of actual payment of such amounts (which shall not be later than 31st March in such Financial
Year). Such interest shall be calculated on a daily basis at the rate equal to the base rate of Barclays Bank PLC for the time being and from time to time during such period.


2.        Revision of Charges

2.1 To the extent permitted by the Transmission Licence NGC may revise its Connection Charges and Use of System Charges or the basis of their calculation including issuing revisions to Appendices B, C and D hereto. On or before 31st October in each Financial Year NGC shall notify the Use of the intended basis of calculation to be used by NGC in the following Financial Year (including the number and timing of peak half-hours if any to be used when calculating Demand related infrastructure charges) and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year. NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices B, C and D hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix B, C and/or D as appropriate shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

2.2 The User acknowledges that NGC will establish a new asset register during the course of the Financial Year ending 31st March 1991. As a result, NGC shall have the right to vary the asset allocation reflected in Appendix A upon giving not less than 2 months prior written notice to the User provided that:-

           (a) NGC has first consulted the User in advance in good faith, including informing the User of the nature of the reallocation insofar as it materially affects the Connection Site and indicating the likely implications for the User of such reallocation; and

           (b) the principles of asset allocation are those set out in the statements required by Condition 10(2)D of the Transmission Licence, the form of which has been approved by the Director.

           Such  asset reallocation shall be effective  from  1st
April 1991 and the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such reallocation which effect from such date.

2.3 Subject to the provision of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System means that NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation become effective and provisions of Sub-Clauses 11.2 and 11.4 shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.


3.        Replacement of NGC Assets

3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges and Use of System Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned. Such Replacement Periods have been agreed between NGC and the User. For the avoidance of doubt, they have been prepared for accounting purposes and carry no implication that they represent the actual useful lives of such assets.

3.2 Where in NGC's reasonable opinion an NGC Asset requires replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary, in which case such approval shall not be required but in such case the User shall have the right to give notice to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon the expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of which varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to replace such revised charges with effect from the date specified in such notice.

3.3 Upon the expiry of the Replacement Period of any NGC Asset, NGC shall replace such NGC Asset if requested to do so by the User or if in NGC's reasonable opinion it is necessary to do so to enable NGC to comply with its Licence obligations. Unless so replaced, NGC shall keep the NGC Asset in service. In the event that it is left in service the User shall pay Connection Charges in respect of such NGC Asset calculated by reference to Net Asset Value derived from a revaluation of the asset by NGC (which in the reasonable opinion o NGC, taking into account the depreciation already paid over the lifetime of that asset, reflects the then expected life expectancy of the asset plus capitalised renovation or refurbishment costs). Upon any such replacement NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC
Asset. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices B and D shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date notified to the User by NGC.


4.        Termination Amounts

4.1 Until the end of the Financial Year in which the termination occurs the User shall pay to NGC the Connection charges and Use of System Charges for which the User is liable in full. Where the User has a Connection Site the User shall at the end of such Financial Year pay to NGC a sum equal to the following:-

          (i) the then current Net Asset Value of the NGC Assets at the Connection Site in question; and

           (ii) a sum equal to the reasonable cost of removing such NGC Assets.

4.2 Where a Termination Amount is paid to NGC under this Agreement and subsequently NGC uses the NGC Assets at the same or another connection Site and renders and receives a Connection Charge therefore NGC shall pay to the User the Net Asset Value component of the Termination Amount less reasonable maintenance and storage costs. NGC shall use its reasonable endeavours to re-use such NGC Assets where it is economic to do so. Upon request and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such NGC Assets have or have not been so re-used.


5.        Variation of Charges by NGC during the Financial Year

           If NGC is notified of a reduced Demand forecast by a PES or STS from the forecast submitted under paragraph 1.2 of this Appendix and is also notified of a corresponding increase in such a Demand forecast by another PES or STS NGC shall vary the Use of System charges due from the User notifying the reduction such that the charges payable reflect the revised forecast within 30 days of receipt of the 2 notices. NGC shall vary or commence charging as the case may be the Use of System charges due from the User notifying the increase with effect from the date that the increase becomes effective. Save where NGC receives 2 corresponding notifications there shall unless NGC decides otherwise be no variation of charges downwards during the Financial Year to cover this eventuality and reconciliation shall be effected pursuant to paragraph 1.3 of this Appendix.


6.        Deductions

           In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.3 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1st April in each of the first 3 years of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.


                         APPENDIX F1

              SITE SPECIFIC TECHNICAL CONDITIONS

Agreed Ancillary Services


[Black Start Capability

Gas Turbine Unit Fast Start

Synchronous Compensation

Pumped Storage Unit Spinning-in-Air

Pumped Storage

Pumped Storage Plant Fast Start

Demand Reduction

Adjustment to Pumped Storage Unit Pumping Programme

Hot Standby]


                         APPENDIX F2

                          (NOT USED)



                           APPENDIX F3

              SITE SPECIFIC TECHNICAL CONDITIONS





Special Automatic Facilities


(a)        NGC Transmission System to Generating  Unit Intertripping schemes

(b)        NGC   Transmission   System   to   Demand Intertripping schemes

(c)        NGC Transmission System to Directly Connected Customers Intertripping
            schemes

(d)        Auto open/close schemes

(e)        System splitting or islanding schemes which impact on the User's system or plant.

                         APPENDIX F4

              SITE SPECIFIC TECHNICAL CONDITIONS





Protection and Control Relay Settings/Fault Clearance Times

Pro-formas attached


                         APPENDIX F5

              SITE SPECIFIC TECHNICAL CONDITIONS





Load Shedding Frequency Sensitive Relays


This only applies to Suppliers. The manner in which Users Demand subject to low frequency disconnection is to be split into discrete MW Groups is set down in OC6 and is to be achieved for Winter 1990/91.


The settings and MW blocks applicable to Winter 1989/90 were as set down below. The transition from the 1989/90 settings to the 1990/91 settings is to be coordinated through NGC to ensure that a viable overall scheme exists throughout the period.

                         APPENDIX F6

              SITE SPECIFIC TECHNICAL CONDITIONS

                           Metering


1.1  Operator

      Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter:-

      1.1.1       NGC  may  resign  as Operator  of  such  Energy
Metering Equipment on giving no less than 12 months' notice in writing; and

      1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing.

      Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

1.2  Charges

      NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any of the Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

1.3  Interference

      The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).



1.4  Pulse date

      The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as maybe reasonably necessary therefor.

                          EXHIBIT 2


           DATED                                19





                THE NATIONAL GRID COMPANY PLC          (1)



                             and





                [                            ]              (2)









-----------------------------------------------------------------

                SUPPLEMENTAL AGREEMENT TYPE 2

-----------------------------------------------------------------


         (in respect of New Connection Sites of Users
           which have not been Commissioned at the
                        Transfer Date)

                           CONTENTS


Clause    Title
1         Definitions, Interpretation, Construction
2         Carrying out of the Works
3         Delays
4         Liquidated Damages
5         Approval to Connect/Energise/Become Operational
6         Independent Engineer
7         Connection/Energisation/Becoming Operational
8         The Connection Site and NGC Assets
9         Connection Charges
10        Use of System Charges
11        Charging Rules
12        Ancillary Services
13        (Clause deleted)
14        Special Automatic Facilities
15        Protection and Control Relay Settings
16        Safety Rules
17        Other Site Specific Technical Conditions
18        Metering
19        Joint Systems Incidents
20        Term
21        Emergency Deenergisation
22        Deenergisation and Disconnection
23        Notice to Decommission or Disconnect
24        Disconnection
25        Decommissioning
26        Master Agreement
27        Variations
Appendix A      NGC Assets/Connection Site
Appendix B      Connection Charges/Payment
Appendix C      Zone/Registered Capacity/Peak Half-Hours/Estimated Demand
Appendix D      Use of System Charges/Payment
Appendix E      Charging Rules
Appendix F1     Site Specific Technical Conditions - Agreed Ancillary Services
Appendix F2     (Not used)
Appendix F3     Site Specific Technical Conditions - Special Automatic Facility
Appendix F4     Site Specific Technical Conditions - Protection and Control
                 Relay Settings/Fault Clearance
Appendix F5     Site Specific Technical Conditions - Other Technical Conditions
Appendix F6     Site Specific Technical Conditions - Metering
Appendix G      NGC Asset Works
Appendix H      NGC Reinforcement Works
Appendix I      Users Works
Appendix J      Construction Programme
Appendix K      Liquidated Damages
Appendix L      Independent Engineer

THIS  SUPPLEMENTAL  AGREEMENT is  made  the               day  of
19

BETWEEN

(1)   THE  NATIONAL  GRID  COMPANY PLC a  company  registered  in
England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SEI 9JU ("NGC", which expression shall include its successors and/or permitted assigns); and

(2)  [                ] a company registered in [               ]
with number [                  ] whose registered office is at  [
] (the "User", which expression shall include its successors and/or permitted assigns)

WHEREAS

(A)   [By an Accession Agreement dated [                  ]]  The
User  entered  into  the  Master Connection  and  Use  of  System
Agreement dated [          ] ("Master Agreement").

(B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS, INTERPRETATION AND CONSTRUCTION

1.1  General

      Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in
Schedule 2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement and the following words and expressions shall have the meanings shown:

      "Charging  Date"                the  date  upon  which  the
Connection Site is first Commissioned and is available for use by the User.

     "Commissioning Programme
       Commencement  Date"        the  date  specified   in   the
Construction  Programme for commencement  of   the  Commissioning
Programme or any substituted date fixed under the terms of the relevant Supplemental Agreement.


     "Commissioning Programme"     the programme to be determined
pursuant to Sub-Clause 2.9 of this Supplemental Agreement.

      "Completion Date"             the date calculated by adding
the period specified in the Commissioning Programme for the execution of the Commissioning Programme to the Commissioning Programme Commencement Date or any substituted date fixed under this Supplemental Agreement.

      "Connected Planning Data" data required pursuant to the Planning Code which replaces data containing estimated values assumed for planning purposes by validated actual values and updated estimates for the future and by updated forecasts for forecast data items.

      "Construction Programme"      the agreed programme for  the
Works to be carried out by NGC and the User set out in detail in Appendix J to this Supplemental Agreement including the supply by one to the other of data during the period of the Works.

      "Independent  Engineer"        the  engineer  specified  in
Appendix L to this Supplemental Agreement or such other engineer as may from time to time be agreed between the Parties.

     "Liquidated Damages"          either:

                              (i)  where payment is to be made to
NGC,  a sum equivalent to NGC's Connection Charges and applicable
Use of System Charges that would otherwise have been payable on account of the relevant period; or

                              (ii) where payment is to be made to
the  User the sum specified in or calculated pursuant to Appendix
K to this Supplemental Agreement.

      "NGC  Asset  Works"              the  works  necessary  for
construction and installation of the NGC Assets at the Connection
Site specified in Appendix G to this Supplemental Agreement.

      "NGC Works"                        the NGC Asset Works  and
the NGC Reinforcement Works.

      "NGC Reinforcement Works" means those works other than the NGC Asset Works which in the reasonable opinion of NGC are necessary to extend or reinforce the NGC Transmission System in relation to and prior to the connection of the User's Equipment at a New Connection Site and which are specified in Appendix H to this Supplemental Agreement.

      "Practical  Completion  Date"   the  date  upon  which  the
Connection Site is Commissioned.

       "User's   Works"            those  works   necessary   for
installation of the User's Equipment which are specified in Appendix I to this Supplemental Agreement.

      "Works"                   the NGC Asset Works,  the  User's
Works and the NGC Reinforcement Works.

2.   CARRYING OUT OF THE WORKS

2.1 Forthwith following the date of this Agreement NGC and the User shall agree the Safety Rules and Local Safety Instructions to apply during the Construction Programme and Commissioning
Programme.

2.2 Forthwith following the date of this Agreement NGC shall use its best endeavours to obtain in relation to the NGC Asset Works and the NGC Reinforcement Works, and the User shall use its best endeavours to obtain in relation to the User's Works, all such planning and other statutory consents and all wayleave, easements, rights over or interests in land or any other consent or permission of any kind as shall be necessary to enable the parties to carry out the Works. Each shall give advice and assistance to the other to the extent reasonably required by the other in the furtherance of these obligations. Further each Party shall, so far as it is legally able to do so, grant to the other all such wayleave, easements, rights over or interests (but not estates) in land or any other consents reasonably required by the other in order to be enable the Works to be completed and to enable that other to carry out its obligations to the other under this Supplemental Agreement and in all cases subject to such terms and conditions as are reasonable.

2.3 The User shall pay to NGC within 28 days of the date of its invoice therefor all NGC's Engineering Charges and proper and reasonable  out-of-  pocket ancillary  expenses  in  seeking  the
planning   and   other  statutory  consents  and  all   wayleave,
easements, rights over or interests in land or other consents or permissions the subject of Sub-Clause 2.2 (which process the User
acknowledges  may  include planning inquiries or  appeals).   NGC
shall  keep  the User informed of the level of such  charges  and
expenses being incurred which shall not exceed pounds[   ] without
the User's consent.

2.4 Prior to commencement of the NGC- Asset Works and NGC Reinforcement Works the User shall have the right to terminate this Agreement upon giving 7 days notice in writing to NGC in which event NGC shall return the unused balance (if any) of any NGC Engineering Charges advanced by the User to NGC in relation to the Connection Site.

2.5 Both Parties shall be entitled to sub contract the carrying out of their respective parts of the Works. The User or any contractor on its behalf shall be responsible for commencing and for carrying out the User's Works (to such stage of completion as shall render them capable of being Commissioned) in accordance with the Construction Programme by the Commissioning Programme Commencement Date and NGC or any contractor on its behalf shall be responsible for commencing and carrying out the NGC Asset
Works and the NGC Reinforcement Works (to such stage of completion as shall render them capable of being Commissioned) in accordance with the Construction Programme by the Commissioning Programme Commencement Date.

2.6 If at any time during the period prior to the Practical Completion Date a Party (in this Sub-Clause, the "Requesting Party") wishes to make any addition to or omission from any of the Requesting Party's Works being undertaken (which addition or omission is such as may reasonably be expected materially to affect the other Party's ability to perform its obligations under this Supplemental Agreement) or to vary the Construction Programme or the Commissioning Programme for whatever reason (including by reason of inaccurate data furnished by the other Party (in this Sub-Clause, the "Requested Party")) the Requesting Party shall give written notice to the Requested Party requesting such change or variation which specifies the precise alteration or variation which it is proposing, including an estimate of any delay necessary to enable the Parties to carry out the varied Works. As quickly as practicable and in any event within 14 days of receipt of such notice by the Requested Party it shall by written notice to the Requesting Party specify in the form of an offer:

      (i)   any corresponding changes or variations the Requested
Party considers in its reasonable opinion are necessary to the Requested Party's Works; and

     (ii) corresponding changes or variations the Requested Party
considers  in  its  reasonable  opinion  are  necessary  to   the
Construction  Programme including to the Commissioning  Programme
Commencement Date and Completion Date;

      (iii) appropriate and/or alternative rights to those referred to in Sub-Clause 2.2;

     and

     (iv) corresponding variations to the  other  terms  of  this
Supplemental   Agreement which the Requested Party  considers  in
its reasonable opinion are necessary.

      The Requesting Party shall have 28 days from the date of receipt of the Requested Party's offer under this Sub-Clause 2.6 to give written notice to the Requested Party accepting the Requested Party's offer. The Requested Party shall not unreasonably withhold or delay agreement to any amendments to such offer proposed by the Requesting Party. If the Requested Party's offer (including any amended offer) under this Sub-Clause
2.6  is  so  accepted  by the Requesting  Party  the  Works,  the
Construction Programme, the Commissioning Programme, the Commencement Date, the Completion Date and this Supplemental Agreement shall be deemed automatically amended with effect from the date of receipt of such acceptance by the Requested Party so as to incorporate the terms of the Requested Party's offer (including any changes proposed by the Requesting Party which have been accepted by the Requested Party) under this Sub-Clause
2.6. If the Parties are not able to agree on the terms of the Requested Party's offer within such 14 day period either Party may refer the matter to the Independent Engineer pursuant to Clause 7 hereof. The Parties shall diligently proceed with the Works and Construction Programme in accordance with their terms as amended or varied from time to time, to the extent reasonable and practicable having regard to the nature of any such amendment or variation.

2.7 The Parties shall continuously liaise throughout the Construction Programme and Commissioning Programme and each shall provide to the other all information necessary to assist the other in performance of that other's part of the Works, and shall use all reasonable endeavours to coordinate and integrate their respective part of the Works. There shall be on-site meetings between representatives of the parties not less than once every calendar month. Each Party shall deliver to the other Party a written report of progress during each calendar quarter within 7 days of the end of each quarter.

2.8 During the period of and at the times and otherwise as provided in the Construction Programme and the Commissioning Programme NGC and the User will each allow the other, its employees, agents, suppliers, contractors and sub-contractors necessary access to its own site to enable that other to carry out the NGC Asset Works or User's Works but not so as to disrupt or delay the construction and completion of the other's works on the said sites or the operation of the other's Plant and Apparatus located thereon, such access to be in accordance with any reasonable regulations relating thereto made by the site owner or occupier.

2.9 Not later than [6] weeks prior to the Commissioning Programme Commencement Date the User shall provide NGC with a draft commissioning programme. NGC shall, as quickly as practicable and in any event within 21 days of receipt thereof, determine whether or not to approve the proposed commissioning programme (which approval shall not be unreasonably withheld or delayed) and shall either notify the User of its approval or, in the event that NGC reasonably withholds its approval, notify the User of any charges or variations to the proposed commissioning programme recommended by NGC. If the User does not accept the form of commissioning programme submitted by NGC any dispute shall be referred to the Independent Engineer for determination. The Commissioning Programme approved by NGC or determined by the Independent Engineer as the case may be shall be implemented by the Parties or their contractors in accordance with its terms.

3.   DELAYS

3.1 If prior to the Practical Completion Date a Party (in this Sub-Clause, "the Affected Party') shall be delayed in carrying out any of the Affected Party's Works (including their commissioning) by reason of any act, default or omission on the part of the other Party (in this Sub-Clause, the "Defaulting Party") or the Defaulting Party's employees, agents, contractors or sub-contractors or of an event of Force Majeure, the Affected Party shall be entitled to have such later date or dates fixed as the Commissioning Programme Commencement Date and/or (as the case may be) the Completion Date as may be fair and reasonable in the circumstances provided that it notifies the Defaulting Party in writing of such act, default or omission or event of Force Majeure within [28] days thereof together with an estimate of the proposed delay which it will cause the Affected Party. In the event of a dispute between the Parties over what is or are any fair and reasonable new date or dates to be fixed in the circumstances this shall be promptly referred to and determined by the Independent Engineer. Once the new date or dates are fixed the Construction Programme and/or Commissioning Programme shall be deemed automatically amended as appropriate.

3.2 If either Party shall have reason to believe that he is being delayed or will be delayed in carrying out that Party's
Works for any reason (whether it is one entitling him to the fixing of a new date under Sub-Clause 3.1 or not) he shall forthwith notify the other party in writing of the circumstances giving rise to the delay and of the extent of the actual and/or anticipated delay.


4.   LIQUIDATED DAMAGE

4.1 Each Party shall each give written notice to the other declaring its readiness to commence the Commissioning Programme when this is the case.

4.2 The Commissioning Programme shall commence forthwith once both Parties have given written notice under Sub-Clause 4.I.

4.3 To the extent that the date of actual commencement of the Commissioning Programme is later than the Commissioning Programme Commencement Date due to the failure of one Party only to give notice under Sub-Clause 5.1 in time such Party shall pay to the other Party Liquidated Damages for each day that the date of actual commencement of the Commissioning Programme is later than the Commissioning Programme Commencement Date. It is declared and agreed that such Liquidated Damages shall cease to be payable in respect of any period after the date of actual commencement of the Commissioning Programme.

4.4 The Works shall be deemed to have been Commissioned on the date that the Independent Engineer certifies in writing that the Commissioning Programme has been completed.

4.5 If the Practical Completion Date is later than the Completion Date either Party if and to the extent that it is responsible for delayed completion of the Commissioning Programme (such responsibility and/or its extent to be determined by the Independent Engineer failing agreement between the Parties) shall pay to the other Party Liquidated Damages for each day that the Practical Completion Date is later than the Completion Date.

4.6 Liquidated Damages payable under Sub-Clauses 4.3 and 4.5 shall accumulate on a daily basis but shall be payable monthly. On or before the 15th day of each month the Party due to receive Liquidated Damages shall send to the other Party ("the Paying Party") a statement of the Liquidated Damages which have accrued due in the previous calendar month. The Paying Party shall in the absence of manifest error pay the Liquidated Damages shown on the statement by the end of the calendar month in which the statement is received by the Paying Party.

4.7 The payment or allowance of Liquidated Damages pursuant to this Clause 4 shall be in full satisfaction of either Party's Liability for failure to perform its respective obligations by the Commissioning Programme Commencement Date and/or the Completion Date.

5.   APPROVAL TO CONNECT/ENERGISE/BECOME OPERATIONAL

5.1 Not later than [4] months prior to the Completion Date or by such other time as may be agreed between the Parties the Parties shall prepare and submit the Operation Diagrams and Site Common Drawings required to be prepared and submitted by each of them respectively under CC 7.4.4 and 7.4.6.

5.2 Not later than [3] months prior to the Completion Date or by such other time as may be agreed between the Parties the-.Parties shall prepare and submit the Operation Diagrams and Site Common Drawings required to be prepared and submitted by each of them respectively under CC 7.4.5 and 7.4.7

5.3   Not  later than [3] months prior to the expected Completion
Date or by such other time as may be agreed between the Parties each Party shall submit to the other:

      (i) data within its possession needed to enable the completion of Appendices F3 and F4; and

      (ii) evidence reasonably satisfactory to NGC that the Users
Equipment  complies  or  will  on  Completion  comply  with   the
provisions of Clauses 12, 17.1 and 18.

5.4   Not later than [8] weeks prior to the - expected Completion
Date or by such other time as may be agreed between the Parties the each Party shall submit to the other:

       (i) information to enable preparation of Site Responsibility Schedules complying with the provisions of Appendix [11 to the Connection Conditions together with a list of managers who have been duly authorised by the User to sign such Site Responsibility Schedules on the User's behalf;

      (ii)  a  list of Safety Coordinators pursuant to  Operating
Code 8 and a list of telephone numbers for Joint System Incidents at which senior management representatives nominated for the purpose can be contacted; and

      (iii) a list of the telephone numbers for the facsimile machines referred to in CC 6.5.8.

5.5 Not later than 30 days prior to the expected Completion Date the User shall submit a statement of readiness to complete-the Commissioning Programme to NGC together with relevant Connected Planning Data and a report certifying to NGC that, to the best of the information, knowledge and belief of the User, all relevant Connection Conditions applicable to the User have been considered and complied with. If NGC considers that it is necessary, it will require this report to be prepared by the Independent Engineer at NGC's sole cost and expense. The report shall incorporate if requested by NGC type test reports and test certificates produced by the manufacturer showing that the User's Equipment meets the criteria specified in CC6.


6.   INDEPENDENT ENGINEER

       The Parties agree and shall procure that when the Independent Engineer is appointed he shall act as an expert and not as an arbitrator and shall decide those matters referred or reserved to him under this Supplemental Agreement by reference to Good Industry Practice using his skill, experience and knowledge and with regard to such other matters as the Independent Engineer in his sole discretion considers appropriate. All references to the Independent Engineer shall be made as soon as reasonably practicable and in any event within 14 days of the occurrence of the dispute to be referred to the Independent Engineer. The Parties shall promptly supply the Independent Engineer with such documents and information as he may request when considering such question. The Independent Engineer shall use his best endeavours to give his decision upon the question before him as soon as possible following its referral to him. The parties shall share equally the fees and expenses of the Independent Engineer. The
Parties expressly acknowledge that submission of disputes for resolution by the Independent Engineer does not preclude subsequent submission of disputes for resolution by arbitration under Clause 26 of the Master Agreement. Pending any such arbitration the Parties shall treat the Independent Engineer's decision as final and binding.


7.   CONNECTION/ENERGISATION/BECOMING OPERATIONAL

7.1  Right to become Operational

      NGC shall connect and Energise the User's Equipment at the Connection Site during the course of and in accordance with the Commissioning Programme and upon compliance by the User with the provisions of Clause 5 NGC shall forthwith notify the User in writing that it has the right to become Operational.

7.2  Right to remain connected

      Subject to the other provisions of this Agreement and the Grid Code the User shall have the right for the User's Equipment to remain connected to the NGC Transmission System at the Connection Site for the duration of this Supplemental Agreement.

7.3  Right to be and remain Energised and Operational

      Subject to the other provisions of this Agreement and the Grid Code the User shall have the right for the User's Equipment at the Connection Site to be and remain Energised and Operational for the duration of this Supplemental Agreement.


7.4  Obligation to remain connected

     Without prejudice to its rights to make Modifications to the User's Plant pursuant to the Master Agreement and subject to the provisions of sub-clause 21.2 and the other provisions of this Agreement and the Grid Code the User shall keep the User's
Equipment at the Connection Site connected to the NGC Transmission System until Decommissioning or Disconnection is permitted pursuant to this Supplemental Agreement.

7.5  Registered Capacity

      The  User  if  a  Generator shall not  operate  its  User's
Equipment such that any of it exceeds its Registered Capacity save as expressly permitted or instructed pursuant to the Grid
Code or the Fuel Security Code or as may be necessary or expedient in accordance with Good Industry Practice.

7.6  Data

      Data of technical or operational nature collected, recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefore.

7.7   Subject to the other provisions of this Agreement  and  the
Grid Code, NGC shall use all reasonable endeavours to maintain the NGC Assets at the Connection Site in the condition necessary to render the same fit for the purpose of passing power up to the Maximum Export Capacity and/or the Connection Site Demand Capability as appropriate between the User's Equipment and the NGC Transmission System.

7.8 Subject to the other provisions of this Agreement and the Grid Code, NGC shall accept into the NGC Transmission System at the Connection Site power generated by the User up to the Maximum Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good Industry Practice by NGC.

7.9 Subject to the other provisions of this Agreement and the Grid Code, NGC shall transport a supply of power to the Connection Site through the NGC Transmission System up to the Connection Site Demand Capability except to the extent (if any) that NGC is prevented from doing so by transmission constraints or by insufficiency of generation which, in either case, could not have been avoided by the exercise of Good industry Practice by NGC.

7.10 Subject to the provisions of the Grid Code each Party shall be entitled to plan and execute outages of parts of its System or Plant or Apparatus at any time from time to time.


8.   THE CONNECTION SITE AND NGC ASSETS

       The   Connection  Site  and  NGC  Assets  to  which   this
Supplemental Agreement relates are more particularly described in Appendix A.

9.   CONNECTION CHARGES

      Subject to the provisions of Clause 6 of this Supplemental Agreement the User shall pay with effect from the Charging Date the Connection Charges set out in Appendix B which are calculated by reference to the NGC Assets specified in Appendix A in accordance with the provisions of Appendix B.

10.  USE OF SYSTEM CHARGES

      Subject to the provisions of Clause -6 of this Supplemental
Agreement the User shall pay with effect from the Charging Date to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix D.

11.  CHARGING RULES

      The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.

12.  ANCILLARY SERVICES

     The User shall provide the Agreed Ancillary Services set out in Appendix Fl in accordance with the Grid Code.

13.  GRID CODE NON-COMPLIANCE

     (Clause deleted)

14.  SPECIAL AUTOMATIC FACILITIES

      NGC  and  the  User  shall  operate  respectively  the  NGC
Transmission System and the User System in accordance with the schemes set out in Appendix F3 hereto.

15.  PROTECTION AND CONTROL RELAY SETTINGS/FAULT CLEARANCE TIMES

      NGC and the User shall record the respective protection and control relay settings and fault clearance times to be operated by each of them in documents in the format set out in Appendix F4 and shall operate them accordingly.


16.  SAFETY RULES

16.1 Safety Rules:

      NGC and the User will each supply to the other a copy of their Safety Rules current from time to time except where already supplied under another Supplemental Agreement (save that this exception shall not apply to site specific Safety Rules) and also a copy of the Local Safety Instructions applicable at the Connection Site from time to time except where supplied under another Supplemental Agreement.

16.2 Decommissioning

      Decommissioning of Plant and/or Apparatus at the Connection
Site will be undertaken in accordance with the procedures of the Safety Rules of whichever of NGC or the User applied when the Plant and/or Apparatus concerned was in commission.

17.  OTHER SITE SPECIFIC TECHNICAL CONDITIONS

17.1 Initial Obligation

     The User shall ensure that on the Completion Date the User's
Equipment complies with the site specific technical conditions set out in Appendix F5.

17.2 The User shall use all reasonable endeavours to ensure during the period of this Supplemental Agreement that the User's
Equipment shall continue to comply with the site specific technical conditions set out in Appendix F5-

17.3 If the User or NGC wishes to modify, alter or otherwise change the site specific technical conditions or the manner of their operation:

      (i)   under  Appendix F4 it may do so  upon  obtaining  the
agreement   of  the  other  Party  such  agreement  not   to   be
unreasonably withheld.

     (ii) under Appendix Fl, F3, F5 or F6 this shall be deemed to be a Modification for the purposes of the Master Agreement.

18.  METERING

     The provisions of Appendix F6 shall have effect.



19.  JOINT SYSTEMS

      Each Party confirms to the other that its Senior Management
Representatives whose names have been nominated and notified to the other pursuant to OC9 are fully authorised to make binding decisions on its behalf for the purposes of OC9.

20.  TERM

      Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental Agreement shall continue until the User's Equipment is Disconnected from the NGC Transmission System at the Connection Site in accordance with Clauses 22 or 23 hereof.

21.  EMERGENCY DEENERGISATION

21.1 Emergency Deenergisation by NGC

      If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System poses an immediate threat of injury or material damage to any person or to the Total System or to any User's System or to the NGC Transmission System, NGC shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

21.2 Emergency Deenergisation by a User

      If, in the reasonable opinion of the User, the condition or manner of operation of the NGC Transmission System, the Total System or any other User's System, poses an immediate threat of injury or material damage to any person or to the User's System the User shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

21.3 Reenergisation:

      NGC or, as the case may be, the User shall Reenergise the User's Equipment at the Connection Site as quickly as practicable after the circumstances leading to any Deenergisation under this Clause 16 have ceased to exist.

22.  DEENERGISATION AND DISCONNECTION

22.1 Breach by the User

      If the User shall be in breach of any of the provisions of this Supplemental Agreement or of the provisions of the Master Agreement enforcing the provisions of the Grid Code (but subject always to Sub-Clauses 9.3 and 9.4 of the Master Agreement) and such breach causes reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may:

      (i) where the breach is capable of remedy, give notice to the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

      (ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why NGC is of the reasonable opinion that the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.

22.2 Grid Code Procedures

      Whenever NGC serves a notice on the User pursuant to Sub-Clause 22. 1, NGC and the User shall discuss in good faith and without delay the nature of the breach and each shall use all appropriate procedures available to it under the Grid Code (including testing rights and the procedures set out in OC5 (Testing and Monitoring)) in an attempt to establish as quickly as reasonably practicable a mutually acceptable way of ensuring future compliance by the User with the relevant provision of the Grid Code.

22.3 De-Energisation

22.3.1    If:

      (a) the User fails to give or comply with any valid notice served on it by NGC in accordance with Sub-Clause 22.1(ii) or is in breach of any undertaking given in accordance with Sub-Clause 22.1(ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or User Systems; or

      (b) five Business Days have elapsed since the date of any valid notice served on the User in accordance with Sub-Clause
22.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 22.2(ii);

     NGC may, provided NGC has first complied with OC5 Monitoring and Testing if appropriate De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither Party has referred the matter to the Dispute Resolution Procedure set out in Clause 27 of the Master Agreement. in such event NGC may De-Energise forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

22.3.2 If the User fails to comply with the Grid Code and the Director makes a final order or a confirmed provisional order as set out in Sections 25 and 26 of the Act against the User in respect of such non-compliance which order that User breaches NGC may DeEnergise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User provided that at the time of expiry of the notice the User fails to comply with the order.

22.4 NGC Transmission Licence

      If a breach of the nature referred to in Sub-Clause 22.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may De-Energise the User's Equipment upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

22.5 Reenergisation Disputes

      If, following any De-Energisation pursuant to this Clause 22, the User applies to NGC for the User's Equipment to be Re Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for connection and use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall Re-Energise the User's Equipment forthwith after any request from the User for NGC to do so.

22.6 Event of Default

      If the breach which led to any De-Energisation pursuant to this Clause 22 remains unremedied at the expiry of at least_6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that:

      (a) all disputes arising out of the subject-matter to this Clause 22 which are referred to the Dispute Resolution procedure have then been finally determined in favour of NGC; and

      (b)   any  reference to the Director pursuant to Sub-Clause
22.5 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

22.7 Disconnection

      Once  NGC  has given a valid notice of an event of  default
Pursuant to Sub-Clause 22.6 NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and:

      (i) NGC shall Disconnect all the User's Equipment at the Connection Site and NGC and the User concerned shall by arrangement between them remove any of the User's Equipment and NGC Assets on the other Party's land within 6 months of the date of termination or such longer period as may be agreed between the Parties; and

      (ii) that User shall be obliged to pay to NGC forthwith the Termination Amounts applicable to the Connection Site.

23.  NOTICE TO DECOMMISSION OR DISCONNECT

      Without prejudice to Sub-Clause 21.2 the User shall give to NGC not less than 6 months written notice of any intention of the User either to Decommission the User's Equipment or to Disconnect the User's Equipment.

24.  DISCONNECTION

     If notice to Disconnect is given by the User under Clause 23 the User may upon expiry of the period specified in such notice and not before Disconnect the User's Equipment. At the expiry of such period this Supplemental Agreement shall terminate. The
User shall pay to NGC all Termination Amounts applicable to the Connection Site within 28 days after termination of this Agreement. Within 6 months of the date of such termination or such longer period as may be agreed between the Parties the Parties shall by arrangement with each other remove any of the User's Equipment and NGC Assets on the other Party's land.

25.  DECOMMISSIONING

      If notice to Decommission is given by the User under Clause
23  the  User  may  upon expiry of the period specified  in  such
notice  and not before, Decommission the User's Equipment.   This
Supplemental Agreement shall not terminate and:

      (i) until the end of the Financial Year in which the Decommissioning takes place all Connection Charges and Use of System Charges payable by the User under this Supplemental
Agreement shall continue to be payable in full; and

      (ii) following the end of the Financial Year in which the Decommissioning takes place the Use of System Charges payable by the User under this Supplemental Agreement shall no longer @e payable by the User but the Connection Charges so payable shall continue to be payable.

      If  and when the User wishes to recommission it shall  give
NGC not less than 3 months written notice unless a shorter period is agreed between the User and NGC.

26.  MASTER AGREEMENT

     The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.

27.  VARIATIONS

      No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order or directions made pursuant to the Act or a Licence or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.


IN   WITNESS   WHEREOF   the  hands  of   the   duly   authorised
representatives of the parties hereto at the date first above written




THE NATIONAL GRID COMPANY PLC )
By                                 )

[the USER)                         )
By                                 )

                           APPENDIX A


                 NGC'S ASSETS/CONNECTION SITE



COMPANY             :



CONNECTION SITE :



TYPE            :



NGC ASSETS          :

QUANTITY          VOLTAGE         DESCRIPTION                 AGE (Years)



SCHEMATIC DIAGRAM   :
AREA                :

                          APPENDIX B


                  CONNECTION CHARGES/PAYMENT



1)   CONNECTION CHARGES


     COMPANY        :


     CONNECTION :
     SITE


     TYPE       :


      CHARGES        :    pounds         for the period from  1st
April 1990 to 31st March 1991 and thereafter as determined in accordance with the Charging Rules.

2)   PAYMENT

     The charges shall be payable in 12 equal monthly instalments as specified in Clause 14 of the Master Agreement.

                           APPENDIX C

    ZONE/REGISTERED CAPACITY/PEAK HALF HOURS/ESTIMATED DEMAND



COMPANY             :


GRID SUPPLY POINT/
CONNECTION SITE :


ELECTRICAL LOCATION OF ENERGY METERING
EQUIPMENT MEASURING STATION DEMAND


ZONE            :


a.   GENERATION:

     SET       TYPE/FUEL      REGISTERED CAPACITY MW



b. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half -hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

c.    In  the  Financial Year 1st April 1990 to 31st  March  1991
NGC's   generation  related  Use  of  System  Charges  shall   be
calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

d. ESTIMATED DEMAND for the period between 1st April 1990 and 31st March 1991 and thereafter as notified in accordance with the Charging Rules.


______________________________________MW

                          APPENDIX D

                USE OF SYSTEM CHARGES/PAYMENT


COMPANY         :

LOCATION        :


1)   TYPE OF CHARGE:     SYSTEM SERVICE

     Demand related

     pounds...... in respect of the period from 1st April 1990 to
31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.

      Note: based upon a charge of pounds... per KW and..... KW of
Estimated Demand as set out in Appendix C.

2)   TYPE OF CHARGE:     INFRASTRUCTURE

A.   Demand related

      pounds............ in respect of the period from 1st  April
1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.

      Note: based upon a charge of pounds... per KW and..... KW of
Estimated Demand as set out in Appendix C.

B.   Capacity Related

      pounds.... in respect of the period from 1st April  1990  to
31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules based upon a charge of : pounds.... per KW Registered Capacity and .... KW being the Registered Capacity as set out in Appendix C.

C.   Energy Related

      pounds.......  per  KWh  in respect of  each  KWh  of  Energy entering the Total System in the period from 31st March 1990 to 31st March 1991 payable as described in Clause 14 of the Master
Agreement.


Payment shall be made in accordance with Clause 14 of the  Master
Agreement.

                          APPENDIX E

                        CHARGING RULES


1.   USE OF SYSTEM CHARGES - GENERAL AND DATA REQUIREMENTS

1.1 NGC's Demand related Use of System Charges are calculated by reference to Demand (Active Power) attributable to each Grid Supply Point excluding that Demand (Active Power) met by embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.

1.2  Data Requirements

      1.2.1 On or before 31st December in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request to enable NGC to calculate the Connection Charges and/or Use of System Charges due from the User to NGC in respect of the Connection Site including the data specified in Appendix C.

      1.2.2      On  or  before 3 1st December in each  Financial
Year;

           (i) Users who are Public Electricity Suppliers shall supply to NGC a forecast for the following Financial Year of the following:

                (a) the Natural Demand attributable to each Grid Supply Point equal to the average of the forecasts of Natural Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half -hours as notified by NGC to the User under paragraph
2.1 of this Appendix E; and

                (b) the PES Supply Business Demand attributable to each Grid Supply Point equal to the average of the forecasts of PES Supply Business Demand under Annual Average Cold Spell
(ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

           (ii) Users who are Second Tier Suppliers shall supply to NGC a forecast for the following Financial Year of the STS Demand under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of STS Demand attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

           (iii) Users who are Generators shall supply to NGC a forecast for the following Financial Year of the Station Demand (Active Power) under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of such Station Demand (Active Power) attributable to such Grid Supply Point far each of a number of peak half -hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3  Annual Adjustment

1.3.1 NGC's Demand related Use of System Charges shall be calculated on the basis of actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3.2     On or before 1st March each Financial Year NGC shall:-

      (i)   determine  from  meter readings  of  Energy  Metering
Equipment the actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of the Number of Peak
Half Hours applicable during such Financial Year; and

      (ii)  shall compare the User's highest Registered  Capacity
during   such  year  with  the  Registered  Capacity  used   when
estimating the charges due during such Financial Year;

1.3.3 NGC shall then promptly calculate on the basis of the actual position determined in accordance with paragraph 1.3.2 the amount of Demand related or Capacity related Use of System Charges (as the case may be) that would have been payable by the User under this Supplemental Agreement during each month during that Financial Year if they had been calculated on the basis of that of the actual position (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Capacity related Use of System Charges (as the case may be) paid during each month during that Financial Year by the User under this Supplemental Agreement (the "Notional Amount").

1.3.4 NGC shall then prepare a reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the way in which they were calculated.

1.3.5 Together with the reconciliation statement NGC shall send the User an invoice in relation to any sums shown by the reconciliation statement to be due to NGC and interest thereon calculated pursuant to paragraph 1.3.6 below. Forthwith following receipt of any reconciliation statement the User shall send to NGC an invoice in relation to any sum shown by the reconciliation statement to be due to the User and interest thereon calculated pursuant to paragraph 1.3.6 below. Such invoices shall be payable on or before 31st March in such Financial Year.

1.3.6     In respect of each month during that Financial Year:

      (a) the User shall, following receipt of an appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the Actual Amount exceeds the Notional Amount; and

     (b) NGC shall, following receipt of an appropriate invoice, repay to the User an amount equal to the amount (if any) by which the Notional Amount exceeds the Actual Amount.

      Interest shall be payable by the paying Party to the other on such amounts from the Payment Date applicable to the month concerned until the date of actual payment of such amounts (which shall not be later than 31st March in such Financial Year). Such interest shall be calculated on a daily basis at the rate equal to the base rate of Barclays Bank PLC for the time being and from time to time during such period.

2.   REVISION OF CHARGES

2.1 To the extent permitted by the Transmission Licence NGC may revise its Connection Charges and Use of System Charges or the basis of their calculation including issuing revisions to Appendices B, C and D hereto. On or before 31st October in each Financial Year NGC shall notify the User of the intended basis of calculation to be used by NGC in the following Financial Year (including the number and timing of peak half-hours if any to be used when calculating Demand related infrastructure charges) and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year. NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices B, C and D hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix B, C and/or D as appropriate shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

2.2 The User acknowledges that NGC will establish a new asset register during the course of the Financial Year ending 31st March 1991. As a result, NGC shall have the right to vary the asset allocation reflected in Appendix A upon giving not less than 2 months prior written notice to the User provided that:

      (a) NGC has first consulted the User in advance in good faith, including informing the User of the nature of the reallocation insofar as it materially affects the Connection Site and indicating the likely implications for the User of such reallocation; and

     (b) the principles of asset allocation are those set out in the statements required by Condition 10(2)D of the Transmission
Licence, the form of which has been approved by the Director.

      Such  asset reallocation shall be effective from 1st  April
1991 and the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such reallocation with effect from such date.

2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System means that NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation become effective the provisions of Sub-Clauses 11.2 and 11.4 shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

3.   REPLACEMENT OF NGC ASSETS

3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement.
NGC Connection Charges and Use of System Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned. Such Replacement Periods have been agreed between NGC and the User. For the avoidance of doubt, they have been prepared for accounting purposes and carry no implication that they represent the actual useful lives of such assets.

3.2 Where in NGC's reasonable opinion an NGC Asset requires replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary, in which case such approval shall not be required but in such case the User shall have the right to give notice to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon the expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

3.3 Upon the expiry of the Replacement Period of any NGC Asset, NGC shall replace such NGC Asset if requested to do so by the User or if in NGC's reasonable opinion it is necessary to do so to enable NGC to comply with its Licence obligations. Unless so replaced, NGC shall keep the NGC Asset in service. In the event that it is left in service the User shall pay Connection Charges in respect of such NGC Asset calculated by reference to Net Asset Value derived from a revaluation of the asset by NGC (which in the reasonable opinion of NGC, taking into account the depreciation already paid over the lifetime of that asset, reflects the then expected life expectancy of the asset plus capitalised renovation or refurbishment costs). Upon any such replacement NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC
Asset. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices B and D shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date notified to the User by NGC.

4.   TERMINATION AMOUNTS

4.1 Until the end of the Financial Year in which the termination occurs the User shall pay to NGC the Connection Charges and Use of System Charges for which the User is liable in full. Where the User has a Connection Site the User shall at the end of such Financial Year pay to NGC a sum equal to the following:

      (i) the then current Net Asset Value of the NGC Assets at the Connection Site in question; and

     (ii) a sum equal to the reasonable cost of removing such NGC
Assets.

4.2 Where a Termination Amount is paid to NGC under this Agreement and subsequently NGC uses the NGC Assets at the same or another Connection Site and renders and receives a Connection Charge therefor NGC shall pay to the User the Net Asset Value component of the Termination Amount less reasonable maintenance and storage costs. NGC shall use its reasonable endeavours to re-use such NGC Assets where it is economic to do so. Upon request and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such NGC Assets have or have not,been so re-used.

5.   VARIATION OF CHARGES BY NGC DURING THE FINANCIAL YEAR

      If NGC is notified of a reduced Demand forecast by a PES or STS from the forecast submitted under paragraph 1.2 of this Appendix and is also notified of a corresponding increase in such a Demand forecast by another PES or STS NGC shall vary the Use of System charges due from the User notifying the reduction such that the charges payable reflect the revised forecast within 30 days of receipt of the 2 notices. NGC shall vary or commence charging as the case may be the Use of System charges due from the User notifying the increase with effect from the date that the increase becomes effective. Save where NGC receives 2 corresponding notifications there shall unless NGC decides otherwise be no variation of charges downwards during the Financial Year to cover this eventuality and reconciliation shall be effected pursuant to paragraph 1.3 of this Appendix.

6.   DEDUCTIONS

      In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.3 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1st April in each of the first 3 years of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.

                         APPENDIX F1


              SITE SPECIFIC TECHNICAL CONDITIONS



Agreed Ancillary Services

[Black Start Capability

Gas Turbine Unit Fast Start

Synchronous Compensation

Pumped Storage Unit Spinning-in-Air

Pumped Storage

Pumped Storage Plant Fast Start from Standstill

Demand Reduction

Adjustment to Pumped Storage Unit Pumping Programme

Hot Standby]

                         APPENDIX F2

                          (NOT USED)

                         APPENDIX F3


              SITE SPECIFIC TECHNICAL CONDITIONS



Special Automatic Facilities


(a)  NGC  Transmission System to Generating  Unit  Intertripping schemes.

(b)  NGC Transmission System to Demand Intertripping schemes.

(c)  NGC Transmission System to Directly Connected Customers Intertripping
     Schemes

(d)  Auto open/close schemes.

(e) System splitting or islanding schemes which impact on the User's system or plant.

                         APPENDIX F4


              SITE SPECIFIC TECHNICAL CONDITIONS





Protection and Control Relay Settings/Fault Clearance Times

Pro-formas attached

                         APPENDIX F5

              SITE SPECIFIC TECHNICAL CONDITIONS

1.   Protection of Interconnecting Connection

      This applies if the User is a Generator or a Supplier. The term "interconnecting connection" means the primary conductors from the current transformer accommodation on the circuit transformer accommodation on the circuit side of the circuit breaker to the Connection Point.

       NGC will design the protection scheme for the Interconnecting Connections at the New Connection Site after the Construction Programme has commenced. In order to provide the required dependability and setting the User will be required to install relays and auxiliary components for the User circuits which are compatible with those used by NGC. NGC will provide the common and per zone equipment. The User shall:

     (a)  provide the per circuit equipment specified below.
               [NGC to propose - parties to agree]

      (b) provide AC and DC buswiring including back trip buswires, specified below.
               [NGC to propose - parties to agree]

      (c) the CT characteristics required of the above buswiring are set out below.
               [NGC to propose - parties to agree]

2.   Circuit breaker fail protection

     If the User is a Generator:

      (a) The User shall install the circuit breaker fail protection equipment specified below.
                [NGC to propose - parties to agree]

      (b) The User will also provide a back-trip signal in the event of a loss of air from its pressurised head circuit-breakers during the Users run-up sequence.

3.   Pole Slipping

      The User shall fit pole-slipping protection complying with the performance of criteria specified below.
          [NGC to propose - parties to agree]

4.   Fault Disconnection Facilities

      If the User is a PES or Non-Embedded Customer and no NGC circuit-breaker is provided at the Users connection voltage the
User shall provide NGC with the means of tripping all of the Users circuit breakers necessary to isolate faults or system
abnormalities   on  the  NGC  Transmission  System.    In   these
circumstances for faults on the Users System, the Users protection should also trip higher voltage NGC circuit breakers. These tripping facilities shall comply with requirements set out below.
          [NGC to propose - parties to agree]

5.   Automatic Switching Equipment

      If the User is a PES or Non-Embedded Customer only and if automatic reclosure of NGC circuit-breakers is required following faults on the Users System the User shall provide automatic switching equipment for reclosure of NGC circuit-breakers following faults on the Users System. This equipment shall be designed in accordance with the requirements set out below.
          [NGC to propose - parties to agree]

6.   Control Arrangements

      If the User is a Generator: The User shall install a continuously-acting automatic excitation control system to control the Generating Unit terminal voltage without instability over the entire operating range of the Generating Unit. System requirements for excitation control facilities including power system stabilisers are set out below.
          [NGC to propose - parties to agree]

7.   Control Telephony

      The User shall provide the Control Telephony specified below.
          [NGC to propose - parties to agree]

8.   System

      The voltage and current signals for system monitoring purposes to be provided by the User at the sole expense of NGC-are set out below:

           [NGC to specify: these will consist only of signals from the User's current transformer and voltage transformer in the manner and from the locations set out here]


9.   Operational Metering

      The User shall provide the operational metering set out below.

          [NGC to propose - parties to agree]

                           APPENDIX F6

              SITE SPECIFIC TECHNICAL CONDITIONS

                           Metering

1.1  Operator

      Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC, shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter:

     1.1.1     NGC may resign as Operator of such Energy Metering
Equipment  on giving no less than 12 months' notice  in  writing;
and

     1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing.

      Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

1.2  Charges

      NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

1.3  Interference

      The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the
User).

1.4  Pulse data

      The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as maybe reasonably necessary therefor.

                          APPENDIX G


                        NGC ASSET WORM


                          APPENDIX H


                   NGC REINFORCEMENT WORKS


                          APPENDIX I


                         USERS WORKS

                          APPENDIX J


                    CONSTRUCTION PROGRAMME


                          APPENDIX K


                      LIQUIDATED DAMAGES


                          APPENDIX L


                     INDEPENDENT ENGINEER

                          EXHIBIT 3



                   DATED  30th March  1990






THE NATIONAL GRID COMPANY PLC (1)



     and



[                              ]                  (2)



 ____________________________________________________________

                SUPPLEMENTAL AGREEMENT TYPE 3

 ____________________________________________________________


      (for Generators with Embedded Generating Plant or
Small Independent Generating Plant and who are acting in that capacity and who are passing power on to a Distribution System through a connection with a Distribution System
              Commissioned at the Transfer Date)

                           CONTENTS


Clause         Title

1              Definitions, Interpretation, Construction
2              Right to Use the NGC Transmission System
3              The Site of Connection to the Distribution System
4              Use of System Charges
5              Charging Rules
6              Ancillary Services
7              (Clause deleted)
8              Other Site Specific Technical Conditions
9              Metering
10             Joint System Incidents
11             Term
12             Emergency Deenergisation
13             Deenergisation and Disconnection
14             Notice to Decommission or Disconnect
15             Disconnection
16             Decommissioning
17             Master Agreement
18             Variations

Appendix A      Site of Connection

Appendix B

Appendix C      Location of Generation/Demand

Appendix D      Use of System Charges/Payment

Appendix E      Charging Rules

Appendix F1     Site Specific Technical Conditions -  Ancillary Services

Appendix F2     (Not used)

Appendix F3     Site  Specific Technical Conditions  -  Special Automatic
                 Facilities

Appendix F4     Site Specific Technical Conditions - Metering

THIS  SUPPLEMENTAL AGREEMENT is made the 30th day of  March  1990 and becomes effective on the 31st day of March 1990

BETWEEN

(1)   THE  NATIONAL  GRID  COMPANY PLC a  company  registered  in
England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SE1 9JU ("NGC" which expression shall include its successors and/or permitted assigns); and

(2)    [                     ]   a   company  registered   in   [
]  with number [                    ] whose registered office  is
at  [                ] (the "User" which expression shall include
its successors and/or permitted assigns)

WHEREAS

(A)   NGC and the User are parties to a Master Connection and Use
of System Agreement dated [              ] ("Master Agreement").

(B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS, INTERPRETATION AND CONSTRUCTION

1.1  General

      Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in
Schedule 2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.

2.   RIGHT TO USE THE NGC TRANSMISSION SYSTEM

2.1 Subject to the other provisions of this Agreement including the provisions of the Grid Code, the User may transmit supplies of power on to and/or take supplies of power from the NGC
Transmission System as the case may be.

2.2  Registered Capacity

      The  User  if  a  Generator shall not  operate  its  User's
Equipment such that any of it exceeds its Registered Capacity save as expressly permitted and instructed pursuant to the Grid Code or the Fuel Security Code or as may be necessary or expedient in accordance with Good Industry Practice.

2.3  Data

     Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

2.4 Subject to the other provisions of this Agreement and the Grid Code, NGC shall accept into the NGC Transmission System
Active Power generated by the User up to the Maximum Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good Industry Practice by NGC.

2.5 Subject to the provisions of the Grid Code each Party shall be entitled to plan and execute outages of parts of its System or Plant or Apparatus at any time and from time to time.

2.6  Provision of Data

      The majority of the data required under the Grid Code has been supplied by the User prior to the Transfer Date. However, in respect of the following data required under the Planning Code of the Grid Code it is agreed that the User need only supply it under the Grid Code within one year of the Transfer Date, unless NGC requests it in writing before the expiry of that period, in which case the User from whom the data is requested must supply it within six weeks of receiving that request, except in the case of the data referred to in PCA 5.3.1(g) which need only be supplied within three months of receiving that request. The data to which this clause applies is that referred to in the following paragraphs of the Planning Code:

          PCA 2.3
          PCA 4.3.7
          PCA 4.3.9
          PCA 5.2.1
          PCA 5.2.2
          PCA 5.3.1 (g)

      NGC shall also be able to request a User in writing at any time to supply to NGC any data under the Planning Code which it should have supplied to NGC prior to the Transfer Data, but which it did not supply, and the User must supply that data upon receiving that request.

3.   THE SITE OF CONNECTION TO THE DISTRIBUTION SYSTEM

      The  Site of connection to the Distribution System to which
this   Supplemental   Agreement  relates  is  more   particularly
described in Appendix A.

4.   USE OF SYSTEM CHARGES

      Subject to the provisions of Clause 5 of this Supplemental Agreement the User shall with effect from the commencement of this Supplemental Agreement pay to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix E.


5.   CHARGING RULES

      The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.

6.   ANCILLARY SERVICES

     The User shall provide the Agreed Ancillary Services set out in Appendix F1 in accordance with the Grid Code.

7.   GRID CODE NON-COMPLIANCE

     (Clause deleted)

8.   OTHER SITE SPECIFIC TECHNICAL CONDITIONS

8.1   NGC  and  the  User  shall  operate  respectively  the  NGC
Transmission  System  and  the  User  System  with  the   special
automatic facilities and schemes set out in Appendix F3.

8.2 If the User or NGC wishes to modify, alter or otherwise change the site specific technical conditions or the manner of their operation under Appendix F1, F2, F3 or F4 this shall be deemed to be a Modification for the purposes of the Master Agreement.

8.3  Where on or immediately prior to the Transfer Date the Users
Equipment has any of the following technical attributes or facilities:

     (i)   control arrangements
     (ii)  voltage and current signals for system monitoring
     (iii) control telephony
     (iv)  operational metering

      the User shall use all reasonable endeavours to ensure that during the period of this Supplemental Agreement the Users
Equipment retains such technical attributes or facilities provided always that if the User wishes to modify alter or otherwise change the same or their operation it may do so by following the procedures relating to a Modification in accordance with the Master Agreement.

9.   METERING

     The provisions of Appendix F4 shall have effect.

10.  JOINT SYSTEM INCIDENTS

      Each Party confirms to the other that its Senior Management
Representatives whose names have been nominated and notified to the other pursuant to OC9 are fully authorised to make binding decisions on its behalf for the purposes of OC9.

11.  TERM

      Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental Agreement shall continue until the User's Equipment is Disconnected from the Distribution System in accordance with Clause 13 or 15 hereof.

12.  EMERGENCY DEENERGISATION

12.1 Emergency Deenergisation requested by NGC

      If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System poses an immediate threat of injury or material damage to any person or to the Total System or to any User's System or to the NGC Transmission System, NGC shall have the right to request the owner of the Distribution System to which the User is connected to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

12.2 Emergency Deenergisation by a User

      If, in the reasonable opinion of the User, the condition or manner of operation of the NGC Transmission System, the Total System or any other User's System, poses an immediate threat of injury or material damage to any person or to the User's System the User shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

12.3 Reenergisation

      The  User's  Equipment  at  the Connection  Site  shall  be
Re-Energised as quickly as practicable after the circumstances leading to any Deenergisation under this Clause 12 have ceased to exist.

13.  DEENERGISATION AND DISCONNECTION

13.1 Breach by the User

      If the User shall be in breach of any of the provisions of this Supplemental Agreement or of the provisions of the Master Agreement enforcing the provisions of the Grid Code (but subject always to Sub-Clauses 9.3 and 9.4 of the Master Agreement) and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may:

      (i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

     (ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.

13.2 Grid Code Procedures

     Whenever NGC serves a notice on the User pursuant to Sub-Clause 13.1, NGC and the User shall discuss in good faith and without delay the nature of the breach and each shall use all appropriate procedures available to it under the Grid Code (including testing rights and the procedures set out in the OC5 (Testing and Monitoring) in an attempt to establish as quickly as reasonably practicable a mutually acceptable way of ensuring future compliance by the User with the relevant provision of the Grid Code.

13.3 De-Energisation

13.3.1    If:

     (a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub-Clause 13.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 13.1 (ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or User Systems; or

     (b) five Business Days have elapsed since the date of any valid notice served on the User in accordance with Sub-Clause
13.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 13.2(ii);

     NGC may, provided NGC has first complied with OC5 Testing and Monitoring if appropriate, request the owner of the Distribution System to which the User is connected to De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither Party has referred the matter to the Dispute Resolution Procedure set out in Clause 27 of the Master Agreement. In such event NGC may request the owner of the Distribution System to which the User is connected to De-Energise forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

13.3.2 If the User fails to comply with the Grid Code and the Director makes a final order or a confirmed provisional order as set out in Sections 25 and 26 of the Act against the User in respect of such non-compliance which order the User breaches NGC may request the owner of the Distribution System to which the User is connected to De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User provided that at the time of expiry of the notice the User fails to comply with the order.

13.4 NGC Transmission Licence

     If a breach of the nature referred to in Sub-Clause 13.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may request the owner of the Distribution System to which the User is connected to De-Energise the User's Equipment upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

13.5 Re-Energisation Disputes

     If, following any De-Energisation pursuant to this Clause 13, the User applies to NGC for NGC to issue instructions that the User's Equipment should be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for connection and use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall request the owner of the Distribution System to which the User is connected to Re-Energise the User's Equipment forthwith after any request from the User for NGC to do so.

13.6 Event of Default

     If the breach which led to any De-Energisation pursuant to this Clause 13 remains unremedied at the expiry of at least 6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that:

     (a) all disputes arising out of the subject-matter to this Clause 13 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and

     (b)  any reference to the Director pursuant to sub-clause
13.5 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

13.7 Disconnection

     Once NGC has given a valid notice of an event of default pursuant to Sub-Clause 13.6

     NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and:

     (i) NGC shall request the owner of the Distribution System to which the User is connected to Disconnect all the User's
Equipment at the site of connection; and

     (ii) that User shall be obliged to pay to NGC forthwith the Use of System Charges due hereunder up to the end of the Financial Year in which Termination occurs.

14.  NOTICE TO DECOMMISSION OR DISCONNECT

     Without prejudice to Sub-Clause 12.2 the User shall give to NGC not less than 6 months written notice of any intention of the User either to Decommission the User's Equipment or to Disconnect the User's Equipment.

15.  DISCONNECTION

     If notice to Disconnect is given by the User under Clause 14 the User may upon expiry of the period specified in such notice and not before Disconnect the User's Equipment. At the expiry of such period this Supplemental Agreement shall terminate. The User shall pay to NGC all Use of System Charges due hereunder up to the end of the Financial Year in which termination occurs within 28 days after termination of this Agreement.

16.  DECOMMISSIONING

     If notice to Decommission is given by the User under Clause
14 the User may upon expiry of the period specified in such notice and not before, Decommission the Users Equipment. This
Supplemental Agreement shall not terminate and:

     (i) until the end of the Financial Year in which the Decommissioning takes place all Use of System Charges payable by the User under this Supplemental Agreement shall continue to be payable in full;

     (ii) following the end of the Financial Year in which the Decommissioning takes place the Use of System Charges payable by the User under this Supplemental Agreement shall no longer be payable by the User If and when the User wishes to recommission it shall give NGC not less than 3 months written notice unless a shorter period is agreed between NGC and the User.

17.  MASTER AGREEMENT

     The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.

18.  VARIATIONS

     No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order or directions made pursuant to the Act or a Licence or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to, withdraw, qualify or revoke such authority or instruction at any time.

IN WITNESS WHEREOF the hands of the duly authorised representatives of the parties hereto at the date first above written


THE NATIONAL GRID COMPANY PLC )
By                                 )





[the USER]                              )
By                                 )

                          APPENDIX A


                      SITE OF CONNECTION




COMPANY                  :



SITE OF CONNECTION       :



OWNER/OPERATOR OF
DISTRIBUTION SYSTEM :



TYPE                :

                          APPENDIX B


                          (NOT USED)

                          APPENDIX C

  ZONE/REGISTERED CAPACITY/ PEAK HALF-HOURS/ESTIMATED DEMAND



COMPANY             :


GRID SUPPLY POINT/
CONNECTION SITE :


ELECTRICAL LOCATION OF ENERGY METERING
EQUIPMENT MEASURING STATION DEMAND:


ZONE            :


A.   GENERATION:

     SET            TYPE/FUEL REGISTERED CAPACITY MW


B. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

C.   In the Financial Year 1st April 1990,-to 31st March 1991
NGC's generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

D.   ESTIMATED DEMAND for the period between I April 1990 and
31st March 1991 and thereafter as notified in accordance with the Charging Rules.



     ___________________________________MW

                          APPENDIX D

                USE OF SYSTEM CHARGES/PAYMENT



COMPANY             :

LOCATION            :


1.   TYPE OF CHARGE: SYSTEM SERVICE

     Demand related

     pounds........ in respect of the period from 1st April 1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.
Note: based upon a charge of pounds..... per KW and..... KW of
Estimated Demand as set out in Appendix C.

2.   TYPE OF CHARGE:  INFRASTRUCTURE

A.   Demand related

     pounds.............. in respect of the period from 1st April
1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.
Note: based upon a charge of pounds.... per KW and .........KW of
Estimated Demand as set out in Appendix C.

B.   Capacity Related

     pounds..... in respect of the period from 1st April 1990 to
31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules based upon-a charge of f....... per KW Registered Capacity and .... KW being the Registered Capacity as set out in Appendix C.

C.   Energy Related

     pounds....... per KWh in respect of each KWh of Energy
entering the Total System in the period from 3 1 st March 1990 to 3 1 st March 1991 payable as described in Clause 14 of the Master
Agreement.


Payment shall be made in accordance with Clause 14 of the Master
Agreement.

                          APPENDIX E


                        CHARGING RULES


1.   Use of System Charges - General and Data Requirements

1.1 NGC's Demand related Use of System Charges are calculated by reference to Demand (Active Power) attributable to each Grid Supply Point excluding that Demand (Active Power) met by embedded Generating-Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.

1.2  Data Requirements

     1.2.1 On or before 31st December in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request to enable NGC to calculate the Connection Charges and/or Use of System Charges due from the User to NGC in respect of the Connection Site including the data specified in Appendix C.

     1.2.2     On or before 31st December in each Financial Year;

          (i) Users who are Public Electricity Suppliers shall supply to NGC a forecast for the following Financial Year of the following:

          (a) the Natural Demand attributable to each Grid Supply Point equal to the average of the forecasts of Natural Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph
2.1 of this Appendix E; and

          (b) the PES Supply Business Demand attributable to each Grid Supply Point equal to the average of the forecasts of PES Supply Business Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half -hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

          (ii) Users who are Second Tier Suppliers shall supply to NGC a forecast for the following Financial Year of the STS Demand under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of STS Demand attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

          (iii) Users who are Generators shall supply to NGC a forecast for the following Financial Year of the Station Demand (Active Power) under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of such Station Demand (Active Power) attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3  Annual Adjustment

1.3.1 NGC's Demand related Use of System Charges shall be calculated on the basis of actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3.2     On or before 1st March each Financial Year NGC shall:

     (i)  determine from meter readings of Energy Metering
Equipment the actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of the Number of Peak
Half Hours applicable during such Financial Year; and

     (ii) shall compare the User's highest Registered Capacity during such year with the Registered Capacity used when estimating the charges due during such Financial Year;

1.3.3 NGC shall then promptly calculate on the basis of the actual position determined in accordance with paragraph 1.3.2 the amount of Demand related or Capacity related Use of System Charges (as the case may be) that would have been payable by the User under this Supplemental Agreement during each month during that Financial Year if they had been calculated on the basis of that of the actual position (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Capacity related Use of System Charges (as the case may be) paid during each month during that Financial Year by the User under this Supplemental Agreement (the "Notional Amount").

1.3.4 NGC shall then prepare a reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information f rom which such amounts were derived and the way in which they were calculated.

1.3.5 Together with the reconciliation statement NGC shall send the User an invoice in relation to any sums shown by the reconciliation statement to be due to NGC and interest thereon calculated pursuant to paragraph 1.3.6 below. Forthwith following receipt of any reconciliation statement the User shall send to NGC an invoice in relation to any sum shown by the reconciliation statement to be due to the User and interest thereon calculated pursuant to paragraph 1.3.6 below. Such invoices shall be payable on or before 3 1st March in such Financial Year.

1.3.6     In respect of each month during that Financial Year:

     (a) the User shall, following receipt of an appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the Actual Amount exceeds the Notional Amount; and

     (b) NGC shall, following receipt of an appropriate invoice, repay to the User an amount equal to the amount (if any) by which the Notional Amount exceeds the Actual Amount.

     Interest shall be payable by the paying Party to the other on such amounts from the Payment Date applicable to the month concerned until the date of actual payment of such amounts (which shall not be later than 31st March in such Financial Year). Such interest shall be calculated on a daily basis at the rate equal to the base rate of Barclays Bank PLC for the time being and from time to time during such period.

2.   Revision of Charges

2.1 To the extent permitted by the Transmission Licence NGC may revise its Connection Charges and Use of System Charges or the basis of their calculation including issuing revisions to Appendices B, C and D hereto. On or before 31st October in each Financial Year NGC shall notify the User of the intended basis of calculation to be used by NGC in the following Financial Year (including the number and timing of peak half-hours if any to be used when calculating Demand related infrastructure charges) and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year. NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices B, C and D hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix B, C and/or D as appropriate shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

2.2 The User acknowledges that NGC will establish a new asset register during the course of the Financial Year ending 31st March 1991. As a result, NGC shall have the right to vary the asset allocation reflected in Appendix A upon giving not less than 2 months prior written notice to the User provided that:

     (a) NGC has first consulted the User in advance in good faith, including informing the User of the nature of the reallocation insofar as it materially affects the Connection Site and indicating the likely implications for the User of such reallocation; and

     (b) the principles of asset allocation are those set out in the statements required by Condition 10(2)D of the Transmission
Licence, the form of which has been approved by the Director.

     Such asset reallocation shall be effective from 1st April
1991 and the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such reallocation with effect from such date.

2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System means that NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation become effective the provisions of Sub-Clauses 11.2 and 11.4 shall apply mutatis mutandis.
Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

3.   Replacement of NGC Assets

3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges and Use of System Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned. Such Replacement Periods have been agreed between NGC and the User. For the avoidance of doubt, they have been prepared for accounting purposes and carry no implication that they represent the actual useful lives of such assets.

3.2 Where in NGC's reasonable opinion an NGC Asset requires replacement before the expiry of its Replacement Period NGC shall-, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary, in which case such approval shall not be required but in such case the User shall have the right to give notice to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon the expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

3.3 Upon the expiry of the Replacement Period of any NGC Asset, NGC shall replace such NGC Asset if requested to do so by the User or if in NGC's reasonable opinion it is necessary to do so to enable NGC to comply with its Licence obligations. Unless so replaced, NGC shall keep the NGC Asset in service. In the event that it is left in service the User shall pay Connection Charges in respect of such NGC Asset calculated by reference to Net Asset Value derived from a revaluation of the asset by NGC (which in the reasonable opinion of NGC, taking into account the depreciation already paid over the lifetime of that asset, reflects the then expected life expectancy of the asset plus capitalised renovation or refurbishment costs). Upon any such replacement NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Asset. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices B and D shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date notified to the User by NGC.

4.   Termination Amounts

4.1 Until the end of the Financial Year in which the termination occurs the User shall pay to NGC the Connection Charges and Use of System Charges for which the User is liable in full. Where the User has a Connection Site the User shall at the end of such Financial Year pay to NGC a sum equal to the following:

     (i) the then current Net Asset Value of the NGC Assets at the Connection Site in question; and

     (ii) a sum equal to the reasonable cost of removing such NGC
Assets.

4.2 Where a Termination Amount is paid to NGC under this Agreement and subsequently NGC uses the NGC Assets at the same or another Connection Site and renders and receives a Connection Charge therefor NGC shall pay to the User the Net Asset Value component of the Termination Amount less reasonable maintenance and storage costs. NGC shall use its reasonable endeavours to re-use such NGC Assets where it is economic to do so. Upon request and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such NGC Assets have or have not been so re-used.

5.   Variation of Charges by NGC during the Financial Year

     If NGC is notified of a reduced Demand forecast by a PES or STS from the forecast submitted under paragraph 1.2 of this Appendix and is also notified of a corresponding increase in such a Demand forecast by another PES or STS NGC shall vary the Use of System charges due from the User notifying the reduction such that the charges payable reflect the revised forecast within 30 days of receipt of the 2 notices. NGC shall vary or commence charging as the case may be the Use of System charges due from the User notifying the increase with effect fro@m the date that the increase becomes effective. Save where NGC receives 2 corresponding notifications there shall unless NGC decides otherwise be no variation of charges downwards during the Financial Year to cover this eventuality and reconciliation shall be effected pursuant to paragraph 1.3 of this Appendix.

6.   Deductions

     in respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.3 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1st April in each of the first 3 years of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.

                         APPENDIX F1


              SITE SPECIFIC TECHNICAL CONDITIONS



Agreed Ancillary Services


[Black Start Capability

Gas Turbine Unit Fast Start

Synchronous Compensation

Pumped Storage Unit Spinning-in-Air

Pumped Storage

Pumped Storage Plant Fast Start from Standstill

Demand Reduction

Adjustment to Pumped Storage Unit Pumping Programme

Hot Standby]

                         APPENDIX F2


                          (NOT USED)

                         APPENDIX F3


              SITE SPECIFIC TECHNICAL CONDITIONS



Special Automatic Facilities


(a)  NGC  Transmission System to Generating  Unit  Intertripping schemes.

(b)  NGC Transmission System to Demand Intertripping schemes.

(c)  NGC Transmission System to Directly Connected Customers Intertripping
      Schemes

(d)  Auto open/close schemes.

(e) System splitting or islanding schemes which impact on the Users system or plant.

                         APPENDIX F4


              SITE SPECIFIC TECHNICAL CONDITIONS


                           Metering


1.1  Operator

      Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter:

     1.1.1     NGC may resign as Operator of such Energy Metering
Equipment  on giving no less than 12 months' notice  in  writing;
and

     1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing.

      Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

1.2  Charges

      NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

1.3  Interference

      The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).

1.4  Pulse data

      The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as maybe reasonably necessary therefor.

                          EXHIBIT 4




                  DATED                     19







     THE NATIONAL GRID COMPANY PLC (1)


          and


     [                           ]                (2)






______________________________________________________________


                SUPPLEMENTAL AGREEMENT TYPE 4

______________________________________________________________


      (for Generators with Embedded Generating Plant or
       with Embedded Small Independent Generating Plant and who are acting in that capacity and who are passing power on to a Distribution System through a connection with a Distribution System which has not been
              Commissioned at the Transfer Date)

                           CONTENTS

Clause         Title

1              Definitions, Interpretation, Construction
2              Approval to become Operational
3              The Site of connection to the Distribution System
4              Use of System Charges
5              Charging Rules
6              Ancillary Services
7              (Clause deleted)
8              Other Site Specific Technical Conditions
9              Metering
10             Joint System Incidents
11             Term
12             Emergency Deenergisation
13             Deenergisation and Disconnection
14             Notice to Decommission or Disconnect
15             Disconnection
16             Decommissioning
17             Master Agreement
18             Variations

Appendix A      Connection Site

Appendix B

Appendix C      Zone/Registered  Capacity/Peak Half-Hours/Estimated Demand

Appendix D      Use of System Charges/Payment

Appendix E      Charging Rules

Appendix Fl     Site  Specific Technical Conditions-  Ancillary Services

Appendix F2     (Not used)

Appendix F3     Site Specific Technical Conditions- Special Automatic Facilities

Appendix F4     Site Specific Technical Conditions - Other

Appendix F5     Site Specific Technical Conditions - Metering

THIS SUPPLEMENTAL AGREEMENT is made the                    day of
19

BETWEEN

1.    THE  NATIONAL  GRID  COMPANY PLC a  company  registered  in
England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SEI 9JU ("NGC", which expression shall include its successors and/or permitted assigns); and

2.     [                      ]   a  company  registered   in   [
] with number [                 ] whose registered office is at [
] (the "User", which expression shall include its successors and/or permitted assigns)

WHEREAS

(A)  NGC and the User are parties to Master Connection and Use of
System Agreement dated [                ] ("Master Agreement").

(B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

NOW IT IS HEREBY AGREED  as follows:

1.   DEFINITIONS, INTERPRETATION AND CONSTRUCTION

1.1  General

      Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in
Schedule 2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.

2.   APPROVAL TO BECOME OPERATIONAL

2.1  Not later than [         ] or by such other times as may  be
agreed between the Parties each Party shall submit to the other:

      (i) data within its possession needed to enable the completion of Appendix F3;

      (ii) evidence reasonably satisfactory to NGC that the Users
Equipment  complies  or  will  on  Completion  comply  with   the
provisions of Clauses 6, 8 and 9.

2.2  Not later than [                 ] or by such other time  as
may  be agreed between the Parties each Party shall submit to the other:
       (i) information to enable preparation of Site Responsibility Schedules complying with the provisions of Appendix [ I ] to the Connection Conditions together with a list of managers who have been duly authorised by the User to sign such Site Responsibility Schedules on the User's behalf;

      (ii)  a  list of Safety Coordinators pursuant to  Operating
Code 8 and a list of telephone numbers for Joint System Incidents at which senior management representatives nominated for the purpose can be contacted; and

      (iii) a list of telephone numbers for the facsimile machines referred to in CC 6.5.8.

2.3  Not later than [          ] or by such other time as may  be
agreed between the Parties the User shall submit to NGC a statement of readiness to complete the Commissioning Programme, together with Connected Planning Code Data and a report certifying to NGC that, to the best of the information, knowledge and belief of the User, all relevant Connection Conditions applicable to the User have been considered and that to the best of the information, knowledge and belief of the User Connection Conditions CC 6 have been complied with. If NGC considers that it is necessary, it will require this report to be prepared by the Independent Engineer at NGC's sole cost and expense. The report shall incorporate if requested by NGC type test reports and test certificates produced by the manufacturer showing that the User's Equipment meets the criteria specified in CC. 6.

2.4   Upon  compliance  by  the  User  with  the  provisions   of
Sub-Clauses 2.1, 2.2 and 2.3 NGC shall forthwith notify the User in writing that it has the right to become Operational.

2.5  Right to use the NGC Transmission System

      Subject to the other provisions of this Agreement including the provisions of the Grid Code, the User may transmit supplies of power on to and/or take supplies of power from the NGC
Transmission System as the case may be.

2.6  Registered Capacity

      The  User  if  a  Generator shall not  operate  its  User's
Equipment such that any of it exceeds its Registered Capacity save as expressly permitted and instructed pursuant to the Grid Code or the Fuel Security Code or as may be necessary or expedient in accordance with Good Industry Practice.

2.7  Data

     Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

2.8 Subject to the provisions of this Agreement and the Grid Code, NGC shall accept into the NGC Transmission System Active Power generated by the User up to the Maximum Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good Industry Practice by NGC.

2.9 Subject to the provisions of the Grid Code each Party shall be entitled to plan and execute outages of parts of its System or Plant or Apparatus at any time and from time to time.

3.   THE SITE OF CONNECTION TO THE DISTRIBUTION SYSTEM

      The  site of connection to the Distribution System to which
this   Supplemental   Agreement  relates  is  more   particularly
described in Appendix A.

4.   USE OF SYSTEM CHARGE

      Subject  to the provisions of Clause 5 of this Supplemental
Agreement the User shall with effect from the Charging Date pay to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix E.

5.   CHARGING RULES

      The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.

6.   ANCILLARY SERVICES

     The User shall provide the Agreed Ancillary Services set out in Appendix F1 in accordance with the Grid Code.

7.   GRID CODE NON-COMPLIANCE

     (Clause deleted)

8.   OTHER SITE SPECIFIC TECHNICAL CONDITION

8.1   NGC  and  the  User  shall  operate  respectively  the  NGC
Transmission  System  and  the  User  System  with  the   special
automatic facilities and schemes set out in Appendix F3.

8.2  The User shall ensure that on the Completion Date the User's
Equipment complies with the site specific technical conditions set out in Appendix F4.

8.3 The User shall use all reasonable endeavours to ensure during the period of this Supplemental Agreement that the User's
Equipment shall continue to comply with the site specific technical conditions set out in Appendix F5.

8.4 If the User or NGC wishes to modify, alter or otherwise change the site specific technical conditions or the manner of their operation under Appendix Fl, F2, F3, F4 or F5 this shall be deemed to be a Modification for the purposes of the Master Agreement.

9.   METERING

     The provisions of Appendix F5 shall have effect.

10.  JOINT SYSTEM INCIDENT

      Each Party confirms to the other that its Senior Management
Representatives whose names have been nominated and notified to the other pursuant to OC9 are fully authorised to make binding decisions on its behalf for the purposes of OC9.

11.  TERM

      Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental Agreement shall continue until the User's Equipment is Disconnected from the PES Distribution System in accordance with Clause 13 or 15 hereof.

12.  EMERGENCY DEENERGISATION

12.1 Emergency Deenergisation requested by NGC

      If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System poses an immediate threat of injury or material damage to any person or to the Total System or to any User's System or to the NGC Transmission System, NGC shall have the right to request the owner of the Distribution System to which the User is connected to Deenergise the User's Equipment, if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

12.2 Emergency Deenergisation by a User

      If, in the reasonable opinion of the User, the condition or manner of operation of the NGC Transmission System, the Total System or any other User's System, poses an immediate threat of injury or material damage to any person or to the User's System the User shall have the right to Deenergise the User's Equipment, if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

12.3 Reenergisation

      The  User's  Equipment at the Connection Site shall  be  Re
Energised as quickly as practicable after the circumstances leading to any Deenergisation under this Clause 12 have ceased to exist.

13.  DEENERGISATION AND DISCONNECTION

13.1 Breach by the User:

      If the User shall be in breach of any of the provisions of this Supplemental Agreement or of the provisions of the Master Agreement enforcing the provisions of the Grid Code (but subject always to Sub-Clauses 9.3 and 9.4 of the Master Agreement) and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may:

      (i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

      (ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.

13.2 Grid Code Procedures

      Whenever NGC serves a notice on the User pursuant to Sub-Clause 13. 1, NGC and the User shall discuss in good faith and without delay the nature of the breach and each shall use all appropriate procedures available to it under the Grid Code (including testing rights and the procedures set out in OC5 Testing and Monitoring) in an attempt to establish as quickly as reasonably practicable a mutually acceptable way of ensuring future compliance by the User with the relevant provision of the Grid Code.


13.3 Deenergisation

13.3.1    If:

      (a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub Clause 13.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 13.1 (ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or User Systems; or

      (b) five Business Days have elapsed since the date of any valid notice served on the User in accordance with Sub-Clause
13.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 13.2(ii);

     NGC may, provided NGC has if appropriate first complied with OC5 Testing and Monitoring request the owner of the Distribution System to which the User is connected to De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither Party has referred the matter to the Dispute Resolution Procedure set out in Clause 27 of the Master Agreement. In such event NGC may request the owner of the Distribution System to which the User is connected to De-Energise forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

13.3.2 If the User fails to comply with the Grid Code and the Director makes a final order or a confirmed provisional order as set out in Sections 25 and 26 of the Act against the User in respect of such non-compliance which order the User breaches NGC may request to the owner of the Distribution System to which the User is connected to De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User provided that at the time of expiry of the notice the User fails to comply with the notice.

13.4 NGC Transmission Licence

      If a breach of the nature referred to in Sub-Clause 13.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC
Transmission Licence, NGC may request the owner of the Distribution System to which the User is connected to De Energise the User's Equipment upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.


13.5 Reenergisation Disputes

      If, following any De-Energisation pursuant to this Clause 13, the User applies to NGC for NGC to issue instructions that the User's Equipment should be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for connection and use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall request the owner of the Distribution System to which the User is connected to Re-Energise the User's Equipment forthwith after any request from the User for NGC to do so.

13.6 Event of Default

      If the breach which led to any De-Energisation pursuant to this Clause 13 remains unremedied at the expiry of at least 6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that:

      (a) all disputes arising out of the subject-matter to this Clause 13 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and

      (b)   any  reference to the Director pursuant to sub-clause
13.5 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

13.7 Disconnection

      Once NGC has given a valid notice of an event of default pursuant to Sub-Clause 13.6 NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and:

      (i) NGC shall request the owner of the Distribution System to which the User is connected to Disconnect all the User's
Equipment at the Connection Site; and

      (ii) that User shall be obliged to pay to NGC forthwith the Use of System Charges due hereunder up to the end of the Financial Year in which Termination occurs.

14.  NOTICE TO DECOMMISSION OR DISCONNECT

      Without prejudice to Sub-Clause 12.2 the User shall give to NGC not less than 6 months written notice of any intention of the User either to Decommission the User's Equipment or to Disconnect the User's Equipment.

15.  DISCONNECTION

     If notice to Disconnect is given by the User under Clause 14 the User may upon expiry of the period specified in such notice and not before Disconnect the User's Equipment. At the expiry of such period this Supplemental Agreement shall terminate. The User shall pay to NGC all Use of System Charges due hereunder up to the end of the Financial Year in which termination occurs within 28 days after termination of this Agreement.

16.  DECOMMISSIONING

      If notice to Decommission is given by the User under Clause
14  the  User  may  upon expiry of the period specified  in  such
notice  and not before, Decommission the User's Equipment.   This
Supplemental Agreement shall not terminate and:

      (i) until the end of the Financial Year in which the Decommissioning takes place all Use of System Charges payable by the User under this Supplemental Agreement shall continue to be payable in full;

      (ii) following the end of the Financial Year in which the Decommissioning takes place the Use of System Charges payable by the User under this Supplemental Agreement shall no longer be Payable by the User.

      If  and when the User wishes to recommission it shall  give
NGC not less than 3 months written notice unless a shorter period is agreed between NGC and the User.

17.  MASTER AGREEMENT

     The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental-Agreement as if set out in full herein.

18.  VARIATIONS

      No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order or directions made pursuant to the Act or a Licence or as a result of setting any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to, withdraw, qualify or revoke such authority or instruction at any time.


IN   WITNESS   WHEREOF   the  hands  of   the   duly   authorised
representatives of the parties hereto at the date first above written



THE NATIONAL GRID COMPANY PLC      )
By                            )



[the USER]                         )
By                            )

                          APPENDIX A


                      SITE OF CONNECTION

COMPANY                  :


SITE OF CONNECTION       :


OWNER/OPERATOR OF
DISTRIBUTION SYSTEM :


TYPE                :

                          APPENDIX B


                          (NOT USED)

                          APPENDIX C


    ZONE/REGISTERED CAPACITY/PEAK HALF-HOURS/ESTIMATED DEMAND



COMPANY                  :

GRID SUPPLY POINT/
CONNECTION SITE     :


ELECTRICAL LOCATION OF ENERGY METERING
EQUIPMENT MEASURING STATION DEMAND:


ZONE                :


A.   GENERATION:

     SET            TYPE/FUEL      REGISTERED CAPACITY MW



B. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

C.   in the Financial Year 1st April 1990 to 31st March 1991
NGC's generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

D.   ESTIMATED DEMAND for the period between I April 1990 and
31st March 1991 and thereafter as notified in accordance with the Charging Rules.




     ___________________________________MW

                          APPENDIX D

                USE OF SYSTEM CHARGES/PAYMENT



COMPANY             :

LOCATION            :


1.   TYPE OF CHARGE:  SYSTEM SERVICE

     Demand related

     pounds......... in respect of the period from 1st April 1990 to 31st March 1991 payable in 12 equal monthly instalments
subject to adjustment in accordance with the Charging Rules.
Note: based upon a charge of pounds.... per KW and KW of Estimated
Demand as set out in Appendix C.

2.   TYPE OF CHARGE: INFRASTRUCTURE

A.   Demand related

     pounds.............. in respect of the period from 1st April
1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.
Note: based upon a charge of pounds.... per KW and..... KW of
Estimated Demand as set out in Appendix C.

B.   Capacity Related

     pounds....... in respect of the period from 1st April 1990 to
31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules based upon a charge of pounds.... per KW Registered Capacity and .... KW being the Registered Capacity as set out in Appendix C.

C.   Energy Related

     pounds........ per KWh in respect of each KWh of Energy
entering the Total System in the period from 31 st March 1990 to 31 st March 1991 payable as described in Clause 14 of the Master
Agreement.

     Payment shall be made in accordance with Clause 14 of the Master Agreement.

                          APPENDIX E


                        CHARGING RULES


1.   Use of System Charges - General and Data Requirements

1.1 NGC's Demand related Use of System Charges are calculated by reference to Demand (Active Power) attributable to each Grid Supply Point excluding that Demand (Active Power) met by embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.

1.2  Data Requirements

1.2.1 On or before 3 1st December in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request to enable NGC to calculate the Connection Charges and/or Use of System Charges due from the User to NGC in respect of the Connection Site including the data specified in Appendix C.

1.2.2     On or before 31st December in each Financial Year;

     (i) Users who are Public Electricity Suppliers shall supply to NGC a forecast for the following Financial Year of the following:

          (a) the Natural Demand attributable to each Grid Supply Point equal to the average of the forecasts of Natural Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph
2.1 of this Appendix E; and

          (b) the PES Supply Business Demand attributable to each Grid Supply Point equal to the average of the forecasts of PES Supply Business Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

     (ii) Users who are Second Tier Suppliers shall supply to NGC a forecast for the following Financial Year of the STS Demand under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of STS Demand attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

     (iii) Users who are Generators shall supply to NGC a forecast for the following Financial Year of the Station Demand (Active Power) under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of such Station Demand (Active Power) attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3  Annual Adjustment

1.3.1 NGC's Demand related Use of System Charges shall be calculated on the basis of actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3.2     On or before 1st March each Financial Year NGC shall:

     (i)  determine from meter readings of Energy Metering
Equipment the actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of the Number of Peak
Half Hours applicable during such Financial Year, and

     (ii) shall compare the User's highest Registered Capacity during such year with the Registered Capacity used when estimating the charges due during such Financial Year;

1.3.3 NGC shall then promptly calculate on the basis of the actual position determined in accordance with paragraph 1.3.2 the amount of Demand related or Capacity related Use of System Charges (as the case may be) that would have been payable by the User under this Supplemental Agreement during each month during that Financial Year if they had been calculated on the basis of that of the actual position (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Capacity related Use of System Charges (as the case may be) paid during each month during that Financial Year by the User under this Supplemental Agreement (the "Notional Amount").

1.3.4 NGC shall then prepare a reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information f rom which such amounts were derived and the way in which they were calculated.
1.3.5 Together with the reconciliation statement NGC shall send the User an invoice in relation to any sums shown by the reconciliation statement to be due to NGC and interest thereon calculated pursuant to paragraph 1.3.6 below. Forthwith following receipt of any reconciliation statement the User shall send to NGC an invoice in relation to any sum shown by the reconciliation statement to be due to the User and interest thereon calculated pursuant to paragraph 1.3.6 below. Such invoices shall be payable on or before 3 1st March in such Financial Year.

1.3.6     In respect of each month during that Financial Year:

     (a) the User shall, following receipt of an appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the Actual Amount exceeds the Notional Amount; and

     (b) NGC shall, following receipt of an appropriate invoice, repay to the User an amount equal to the amount (if any) by which the Notional Amount exceeds the Actual Amount.

Interest shall be payable by the paying Party to the other on such amounts from the Payment Date applicable to the month concerned until the date of actual payment of such amounts (which shall not be later than 31st March in such Financial Year). Such interest shall be calculated on a daily basis at the rate equal to the base rate of Barclays Bank PLC for the time being and from time to time during such period.

2.   Revision of Charges

2.1 To the extent permitted by the Transmission Licence NGC may revise its Connection Charges and Use of System Charges or the basis of their calculation including issuing revisions to Appendices B, C and D hereto. On or before 31st October in each Financial Year NGC shall notify the User of the intended basis of calculation to be used by NGC in the following Financial Year (including the number and timing of peak half-hours if any to be used when calculating Demand related infrastructure charges) and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year. NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices B, C and D hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix B, C and/or D as appropriate shall be amended automatically (and a copy- sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

2.2 The User acknowledges that NGC will establish a new asset register during the course of the Financial Year ending 31st March 1991. As a result, NGC shall have the right to vary the asset allocation reflected in Appendix A upon giving not less than 2 months prior written notice to the User provided that:

     (a) NGC has first consulted the User in advance in good faith, including informing the User of the nature of the reallocation insofar as it materially affects the Connection Site and indicating the likely implications for the User of such reallocation; and

     (b) the principles of asset allocation are those set out in the statements required by Condition 10(2)D of the Transmission
Licence, the form of which has been approved by the Director.

     Such asset reallocation shall be effective from 1st April
1991 and the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such reallocation with effect from such date.

2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System means that NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation become effective the provisions of Sub-Clauses 11.2 and 11.4 shall apply mutatis mutandis.
Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

3.   Replacement of NGC Assets

3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges and Use of System Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned. Such Replacement Periods have been agreed between NGC and the User. For the avoidance of doubt, they have been prepared for accounting purposes and carry no implication that they represent the actual useful lives of such assets.

3.2 Where in NGC's reasonable opinion an NGC Asset requires replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary, in which case such approval shall not be required but in such case the User shall have the right to give notice to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon the expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

3.3 Upon the expiry of the Replacement Period of any NGC Asset, NGC shall replace such NGC Asset if requested to do so by the User or if in NGC's reasonable opinion it is necessary to do so to enable NGC to comply with its Licence obligations. Unless so replaced, NGC shall keep the NGC Asset in service. In the event that it is left in service the User shall pay Connection Charges in respect of such NGC Asset calculated by reference to Net Asset Value derived from a revaluation of the asset by NGC (which in the reasonable opinion of NGC, taking into account the depreciation already paid over the lifetime of that asset, reflects the then expected life expectancy of the asset plus capitalised renovation or refurbishment costs). Upon any such replacement NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Asset. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices B and D shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date notified to the User by NGC.

4.   Termination Amounts

4.1 Until the end of the Financial Year in which the termination occurs the User shall pay to NGC the Connection Charges and Use of System Charges for which the User is liable in full. Where the User has a Connection Site the User shall at the end of such Financial Year pay to NGC a sum equal to the following:

     (i) the then current Net Asset Value of the NGC Assets at the Connection Site in question; and

     (ii) a sum equal to the reasonable cost of removing such NGC
Assets.

4.2 Where a Termination Amount is paid to NGC under this Agreement and subsequently NGC uses the NGC Assets at the same or another Connection Site and renders and receives a Connection Charge therefor NGC shall pay to the User the Net Asset Value component of the Termination Amount less reasonable maintenance and storage costs. NGC shall use its reasonable endeavours to re-use such NGC Assets where it is economic to do so. Upon request and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such NGC Assets have or have not been so re-used.

5.   Variation of Charges by NGC during the Financial Year

     If NGC is notified of a reduced Demand forecast by a PES or STS from the forecast submitted under paragraph 1.2 of this Appendix and is also notified of a corresponding increase in such a Demand forecast by another PES or STS NGC shall vary the Use of System charges due from the User notifying the reduction such that the charges payable reflect the revised forecast within 30 days of receipt of the 2 notices. NGC shall vary or commence charging as the case may be the Use of System charges due from the User notifying the increase with effect from the date that the increase becomes effective. Save where NGC receives 2 corresponding notifications there shall unless NGC decides otherwise be no variation of charges downwards during the Financial Year to cover this eventuality and reconciliation shall be effected pursuant to paragraph 1.3 of this Appendix.

6.   Deductions

     In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.3 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1st April in each of the first 3 years of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.

                         APPENDIX Fl


              SITE SPECIFIC TECHNICAL CONDITIONS


Agreed Ancillary Services

[Black Start Capability

Gas Turbine Unit Fast Start

Synchronous Compensation

Pumped Storage Unit Spinning-in-Air

Pumped Storage

Pumped Storage Plant Fast Start from Standstill

Demand Reduction

Adjustment to Pumped Storage Unit Pumping Programme

Hot Standby]

                         APPENDIX F2

                          (NOT USED)

                         APPENDIX F3


              SITE SPECIFIC TECHNICAL CONDITIONS


Special Automatic Facilities

(a)  NGC Transmission System to Generating Unit Intertripping schemes.

(b)  NGC Transmission System to Demand Intertripping schemes.

(c)  NGC Transmission System to Directly Connected Customers Intertripping
      Schemes

(d)  Auto open/close schemes.

(e) System splitting or islanding schemes which impact on the Users system or plant.

                         APPENDIX F4


              SITE SPECIFIC TECHNICAL CONDITIONS


(1)  Control Arrangements

     If the User is a Generator: The User shall install a continuously-acting automatic excitation control system to control the Generating Unit terminal voltage without instability over the entire operating range of the Generating Unit. System requirements for excitation control facilities including power system stabilisers are set out below.

          [NGC to propose - parties to agree]

(2)  Control Telephony

     The User shall provide the Control Telephony specified below.

          [NGC to propose - parties to agree]

(3)  System Monitoring

     The voltage and current signals for system monitoring purpose to be provided by the User at the sole expense of NGC are set out below:

          [NGC to specify: these will consist only of signals form the User's current transformer and voltage transformer in the manner and from the locations et out here]

(4)  Operational metering

     The User shall provide the operation metering set out below.

          [NGC to propose - parties to agree]

                         APPENDIX F5

              SITE SPECIFIC TECHNICAL CONDITIO@

                           Metering


1.1  Operator

     Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter:

     1.1.1     NGC may resign as Operator of such Energy Metering
Equipment on giving no less than 12 months' notice in writing;
and

     1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing.

     Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

1.2  Charges

     NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

1.3  Interference

     The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).

1.4  Pulse data

     The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and@equipment as maybe reasonably necessary therefor.

                          EXHIBIT 5



               DATED                           19



     THE NATIONAL GRID COMPANY PLC (1)


          and



     [                            ]                    (2)



 ___________________________________________________________

                SUPPLEMENTAL AGREEMENT TYPE 5

 ___________________________________________________________


      (for Second Tier Suppliers acting in that capacity taking Energy through any Grid Supply Point and through a Distribution System owned or operated by any other person)

                           CONTENTS


Clause    Title

1         Definitions, Interpretation, Construction

2         Right to use the NGC Transmission System

3         User's Customers

4         Use of System Charges

5         Charging Rules

6         Metering

7         Term

8         Deenergisation and Disconnection

9         Notice to Terminate

10        Master Agreement

11        Variations


Appendix A      User's Customers

Appendix B

Appendix C      Zone/Registered Capacity/Peak Half-Hours/Estimated Demand

Appendix D      Use of System Charges/Payment

Appendix E      Charging Rules

Appendix F1     Site Specific Technical Conditions - Metering

THIS SUPPLEMENTAL AGREEMENT is made the        day of       19

BETWEEN

(1)  THE NATIONAL GRID COMPANY PLC a company registered in
England with number 2366977 whose registered office is at National Grid House, Sumner Street, London, SE1 9JU ("NGC", which expression shall include its successors and/or permitted assigns); and

(2)  [             ] a company registered in [            ] with
number [          ] whose registered office is at [           ]
(the "User", which expression shall include its successors and/or permitted assigns)

WHEREAS

(A)  NGC and the User are parties to a Master Connection and Use
of System Agreement dated [            ] ("Master Agreement").

(B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.


NOW IT IS HEREBY AGREED as follows:-

1.   DEFINITIONS, INTERPRETATION AND CONSTRUCTION

1.1  General

     Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in
Schedule 2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.


2.   RIGHT TO USE THE NGC TRANSMISSION SYSTEM

2.1 Subject to the other provisions of this Agreement including the provisions of the Grid Code, the User may take supplies of power from the NGC Transmission System.

2.2 Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

2.3 Subject to the provisions of this Agreement and the Grid Code, NGC shall transport a supply of power through the NGC Transmission System to the level forecast by the User from time to time pursuant to Appendices E and C hereof together with such margin as NGC shall in its reasonable opinion consider necessary having due regard to NGC's duties under its Transmission Licence except to the extent (if any) that NGC is prevented from doing so by transmission constraints or by insufficiency of generation which, in either case, could not have been avoided by the exercise of Good Industry Practice by NGC.

2.4 Subject to the provisions of the Grid Code NGC shall be entitled to plan and execute outages of parts of the NGC
Transmission System or Plant or Apparatus at any time and from time to time.


3.   USER'S CUSTOMERS

3.1 The User shall give written notice to NGC of the following details of all exit points from time to time in existence between any Distribution System and the User's Customer:-

     (i)  the electrical location and nomenclature of the Energy
Metering

     (ii) the identity of the operator of the Distribution System to which such Customers are connected;

     (iii)     the Grid Supply Point meeting the Demand (Active
Power) of each such customer;

     (iv) the loss factors applying to the Energy Metering
Equipment installed in relation to each such Customer, save where the User's Customer is connected to a Distribution System owned by PES in which case the PES's published statement of loss factors shall apply.

     Such written notice shall be given to NGC no later than 28 days prior to the commencement or cessation of use of any such exit point. If the Grid Supply Point referred to in (iii) changes the User shall notify NGC forthwith after being notified of such change by the PES in question. The information submitted by the User from time to time shall be recorded in Appendix A which shall be deemed automatically amended to reflect the current position from time to time. If NGC's basis of charging changes pursuant to Appendix E paragraph 2.1 at any time NGC shall be entitled to ask for other information it reasonably requires for charging purposes under this Clause 3.




4.   USE OF SYSTEM CHARGES

     With effect from the commencement of this Supplemental
Agreement the User shall pay to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix E.


5.   CHARGING RULES

     The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.


6.   METERING

     The provisions of Appendix F1 shall have effect.


7.   TERM

     Subject to the provision for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental Agreement shall continue until the User ceases to use the NGC Transmission System.


8.   DEENERGISATION AND DISCONNECTION OF THE USER'S CUSTOMERS

8.1  Breach by the User:

     If the User shall be in breach of the provisions of this Supplemental Agreement and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may:-

     (i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

     (ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.

8.2  De-Energisation

     If:-

     (a) the User fails to comply with the terms of any valid notice serviced on it by NGC in accordance with Sub-Clause 8.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 8.1(ii) and such breach causes or can be reasonable expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems; or

     (b) five Business Days have elapsed since the date of any valid notice served on the User in accordance with Sub-Clause
8.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 8.2(ii);

     NGC may request the owner of the Distribution System to which the User's Customers are connected to De-Energise such User's customers upon the expiry of at least 48 hours prior written notice to the User provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither the User nor NGC has referred the matter to the Dispute Resolution Procedure. In such event NGC may request the owner of the Distribution system to which the User's Customers are connected to De-Energise such User's Customers forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

8.3  NGC Transmission Licence

     If a breach of the nature referred to in Sub-Clause 8.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may request the owner of the Distribution System to which the User's Customers are connected to De-Energise such User's Customers upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

8.4  Re-Energisation Disputes

     If, following any De-Energisation pursuant to this Clause 8, a User applies to NGC for NGC to issue instructions that the User's Customers be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall request the owner of the Distribution System to which the User's Customers are connected to Re-Energise the User's Customers forthwith after any request from the User for NGC to do so.

8.5  Event of Default

     If the breach which led to any De-Energisation pursuant to this Clause 8 remains unremedied at the expiry of at least 6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that:-

     (a) all disputes arising out of the subject-matter to this Clause 8 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and

     (b)  any reference to the Director pursuant to Sub-Clause
8.4 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

8.6  Disconnection

     Once NGC has given a valid notice of an event of default pursuant to Sub-Clause 8.5 NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and:

     (i) NGC shall request the owner of the Distribution System to which that User's Customers are connected to disconnect such Customers; and

     (ii) the User shall be obliged to pay to NGC forthwith the Use of System Charges due hereunder up to the end of the Financial Year in which Termination occurs.


9.   NOTICE TO TERMINATE

9.1 The User may terminate the Supplemental Agreement upon giving to NGC not less than 28 days written notice of termination.

9.2  If notice to terminate is given by the User under Sub-Clause
9.1 this Supplemental Agreement shall terminate upon the expiry of the notice period. Immediately prior thereto the User shall pay NGC all Use of System Charges payable by the User under this Supplemental Agreement in respect of the Financial Year in which termination takes place.

     This provision shall survive the termination of this Supplemental Agreement.


10.  MASTER AGREEMENT

     The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.


11.  VARIATIONS

     No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order made pursuant to the Act or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.


IN WITNESS WHEREOF the hands of the duly authorised representatives of the parties hereto at the date first above written


THE NATIONAL GRID COMPANY PLC  )
By                             )


(the USER)                     )
By                             )

                          APPENDIX A



                     CUSTOMER INFORMATION




                    Customer - exit point




1.   Location and nomenclature of Energy Metering Equipment


2.   Distribution System operator


3.   Grid Supply Point meeting Demand


4.   Loss factor

                          APPENDIX B



                          (NOT USED)

                          APPENDIX C

  ZONE/REGISTERED CAPACITY/PEAK HALF-HOURS/ESTIMATED DEMAND

COMPANY  :

GRID SUPPLY POINT/
CONNECTION SITE  :

ELECTRICAL LOCATION OF ENERGY METERING
EQUIPMENT MEASURING STATION DEMAND:


ZONE  :

a.   GENERATION


     SET TYPE/FUEL            REGISTERED
                              CAPACITY MW

b. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

c.   In the Financial Year 1st April 1990 to 31st March 1991
NGC's generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

d. ESTIMATED DEMAND for the period between 1 April 1990 and 31st March 1991 and thereafter as notified in accordance with the Charging Rules.

--------------MW

                          APPENDIX D
                USE OF SYSTEM CHARGES/PAYMENT

COMPANY         :

LOCATION        :

1.   TYPE OF CHARGE: SYSTEM SERVICE

     Demand related

     pounds........... in respect of the period from 1st April 1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.

     Note: based upon a charge of pounds..... per KW and..... KW of
Estimated Demand as set out in Appendix C.

2.   TYPE OF CHARGE: INFRASTRUCTURE

A.   Demand related

     pounds.............. in respect of the period from 1st April
1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.

     Note: based upon a charge of pounds..... per KW and..... KW of
Estimated Demand as set out in Appendix C.

B.   Capacity Related

     pounds...... in respect of the period from 1st April 1990 to
31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules based upon a charge of pounds..... per KW Registered Capacity and .... KW being the Registered Capacity as set out in Appendix C.

C.   Energy Related
     pounds........ per KWh in respect of each Kwh of Energy
entering the Total System in the period from 31st March 1990 to 31st March 1991 payable as described in Clause 14 of the Master
Agreement.

Payment shall be made in accordance with Clause 14 of the Master
Agreement.

                          APPENDIX E

                        CHARGING RULES


1.   Use of System Charges - General and Data Requirements

1.1 NGC's Demand related Use of System Charges are calculated by reference to Demand (Active Power) attributable to each Grid Supply Point excluding that Demand (Active Power) met by embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.

1.2  Data Requirements

     1.2.1 On or before 3 1st December in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request to enable NGC to calculate the Connection Charges and/or Use of System Charges due from the User to NGC in respect of the Connection Site including the data specified in Appendix C.

     1.2.2     On or before 31st December in each Financial Year;

          (i) Users who are Public Electricity Suppliers shall supply to NGC a forecast for the following Financial Year of the following:

               (a) the Natural Demand attributable to each Grid Supply Point equal to the average of the forecasts of Natural Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph
2.1 of this Appendix E; and

               (b) the PES Supply Business Demand attributable to each Grid Supply Point equal to the average of the forecasts of PES Supply Business Demand under Annual Average Cold Spell
(ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

          (ii) Users who are Second Tier Suppliers shall supply to NGC a forecast for the following Financial Year of the STS Demand under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of STS Demand attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

          (iii) Users who are Generators shall supply to NGC a forecast for the following Financial Year of the Station Demand (Active Power) under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of such Station Demand (Active Power) attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3  Annual Adjustment

     1.3.1 NGC's Demand related Use of System Charges shall be calculated on the basis of actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

     1.3.2 On or before 1st March each Financial Year NGC shall:

          (i)  determine from meter readings of Energy Metering
Equipment the actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of the Number of Peak
Half Hours applicable during such Financial Year; and

          (ii) shall compare the User's highest Registered
Capacity during such year with the Registered Capacity used when estimating the charges due during such Financial Year;

     1.3.3 NGC shall then promptly calculate on the basis of the actual position determined in accordance with paragraph 1.3.2 the amount of Demand related or Capacity related Use of System Charges (as the case may be) that would have been payable by the User under this Supplemental Agreement during each month during that Financial Year if they had been calculated on the basis of that of the actual position (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Capacity related Use of System Charges (as the case may be) paid during each month during that Financial Year by the User under this Supplemental Agreement (the "Notional Amount").

     1.3.4 NGC shall then prepare a reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the way in which they were calculated.

     1.3.5 Together with the reconciliation statement NGC shall send the User an invoice in relation to any sums shown by the reconciliation statement to be due to NGC and interest thereon calculated pursuant to paragraph 1.3.6 below. Forthwith following receipt of any reconciliation statement the User shall send to NGC an invoice in relation to any sum shown by the reconciliation statement to be due to the User and interest thereon calculated pursuant to paragraph 1.3.6 below. Such invoices shall be payable on or before 3 1 st March in such Financial Year.

     1.3.6     In respect of each month during that Financial
Year;

          (a)  the User shall, following receipt of an
appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the Actual Amount exceeds the Notional Amount; and

          (b) NGC shall, following receipt of an appropriate invoice, repay to the User an amount equal to the amount (if any) by which the Notional Amount exceeds the Actual Amount.

          Interest shall be payable by the paying Party to the other on such amounts from the Payment Date applicable to the month concerned until the date of actual payment of such amounts (which shall not be later than 31st March in such Financial
Year). Such interest shall be calculated on a daily basis at the rate equal to the base rate of Barclays Bank PLC for the time being and from time to time during such period.

2.   Revision of Charges

2.1 To the extent permitted by the Transmission Licence NGC may revise its Connection Charges and Use of System Charges or the basis of their calculation including issuing revisions to Appendices B, C and D hereto. On or before 31st October in each Financial Year NGC shall notify the User of the intended basis of calculation to be used by NGC in the following Financial Year (including the number and timing of peak half-hours if any to be used when calculating Demand related infrastructure charges) and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year. NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices B, C and D hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix B, C and/or D as appropriate shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

2.2 The User acknowledges that NGC will establish a new asset register during the course of the Financial Year ending 31st March 1991. As a result, NGC shall have the right to vary the asset allocation reflected in Appendix A upon giving not less than 2 months prior written notice to the User provided that:

     (a) NGC has first consulted the User in advance in good faith, including informing the User of the nature of the reallocation insofar as it materially affects the Connection Site and indicating the likely implications for the User of such reallocation; and

     (b) the principles of asset allocation are those set out in the statements required by Condition 10(2)D of the Transmission
Licence, the form of which has been approved by the Director.

     Such asset reallocation shall be effective from 1st April
1991 and the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such reallocation with effect from such date.

2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System means that NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation become effective the provisions of Sub-Clauses 11.2 and 11.4 shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

3.   Replacement of NGC Assets

3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges and Use of System Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned. Such Replacement Periods have been agreed between NGC and the User. For the avoidance of doubt, they have been prepared for accounting purposes and carry no implication that they represent the actual useful lives of such assets.

3.2 Where in NGC's reasonable opinion an NGC Asset requires replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary, in which case such approval shall not be required but in such case the User shall have the right to give notice to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon the expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

3.3 Upon the expiry of the Replacement Period of any NGC Asset, NGC shall replace such NGC Asset if requested to do so by the User or if in NGC's reasonable opinion it is necessary to do so to enable NGC to comply with its Licence obligations. Unless so replaced, NGC shall keep the NGC Asset in service. In the event that it is left in service the User shall pay Connection Charges in respect of such NGC Asset calculated by reference to Net Asset Value derived from a revaluation of the asset by NGC (which in the reasonable opinion of NGC, taking into account the depreciation already paid over the lifetime of that asset, reflects the then expected life expectancy of the asset plus capitalised renovation or refurbishment costs). Upon any such replacement NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Asset. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices B and D shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date notified to the User by NGC.

4.   Termination Amounts

4.1 Until the end of the Financial Year in which the termination occurs the User shall pay to NGC the Connection Charges and Use of System Charges for which the User is liable in full. Where the User has a Connection Site the User shall at the end of such Financial Year pay to NGC a sum equal to the following:

     (i) the then current Net Asset Value of the NGC Assets at the Connection Site in question; and

     (ii) a sum equal to the reasonable cost of removing such NGC
Assets.

4.2 Where a Termination Amount is paid to NGC under this Agreement and subsequently NGC uses the NGC Assets at the same or another Connection Site and renders and receives a Connection Charge therefor NGC shall pay to the User the Net Asset Value component of the Termination Amount less reasonable maintenance and storage costs. NGC shall use its reasonable endeavours to re-use such NGC Assets where it is economic to do so. Upon request and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such NGC Assets have or have not been so re-used.

5.   Variation of Charges by NGC during the Finance Year

     If NGC is notified of a reduced Demand forecast by a PES or STS from the forecast submitted under paragraph 1.2 of this Appendix and is also notified of a corresponding increase in such a Demand forecast by another PES or STS NGC shall vary the Use of System charges due from the User notifying the reduction such that the charges payable reflect the revised forecast within 30 days of receipt of the 2 notices. NGC shall vary or commence charging as the case may be the Use of System charges due from the User notifying the increase with effect from the date that the increase becomes effective. Save where NGC receives 2 corresponding notifications there shall unless NGC decides otherwise be no variation of charges downwards during the Financial Year to cover this eventuality and reconciliation shall be effected pursuant to paragraph 1.3 of this Appendix.

6.   Deductions

     In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.3 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1st April in each of the first 3 years of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.

                         APPENDIX F1

              SITE SPECIFIC TECHNICAL CONDITIONS

                           Metering



1.1  Operator

     Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter:-

     1.1.1     NGC may resign as Operator of such Energy Metering
Equipment on giving no less than 12 months' notice in writing;
and

     1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing.

     Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

1.2  Charges

     NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

1.3  Interference

     The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement of any other agreement between NGC and the User).

1.4  Pulse data

     The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as maybe reasonably necessary therefor.

                          EXHIBIT 6


                   DATED  30th March  19




     THE NATIONAL GRID COMPANY PLC (1)

          and


     [                           ]                (2)




_________________________________________________________________

                SUPPLEMENTAL AGREEMENT TYPE 6

_________________________________________________________________


            (for Generators with Minor Independent
Generating Plant which is Embedded and who are acting in that capacity and also are Pool Members)

                           CONTENTS


Clause          Title

1              Definitions, Interpretation, Construction

2              Right to use the NGC Transmission System

3              Site of Connection to the Distribution System

4              Use of System Charges

5              Charging Rules

6              Metering

7              Term

8              Emergency Deenergisation

9              Deenergisation and Disconnection

10             Notice to Terminate

11             Master Agreement

12             Variations

Appendix A      Site of Connection

Appendix B

Appendix C      Zone/Registered Capacity/Peak Half-Hours/Estimated Demand

Appendix D      Use of System Charges/Payment

Appendix E      Charging Rules

Appendix Fl     Site Specific Technical Conditions - Metering

THIS SUPPLEMENTAL AGREEMENT is made the                    and
becomes effective on the 31st day of March 1990.

BETWEEN

(1)  THE NATIONAL GRID COMPANY PLC a company registered in
England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SE1 9JU ("NGC", which expression shall include its successors and/or permitted assigns); and

(2)  [             ] a company registered in [          ] with
number [          ] whose registered office at [          ] (the
"User", which expression shall include its successors and/or permitted assigns)

WHEREAS

(A)  NGC and the User are parties to a Master Connection and Use
of System Agreement dated [              ] ("Master Agreement").

(B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.


NOW IT IS HEREBY AGREED as follows:-

1.   DEFINITIONS, INTERPRETATION AND CONSTRUCTION

1.1  General

     Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in
Schedule 2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.


2.   RIGHT TO USE THE NGC TRANSMISSION SYSTEM

2.1 Subject to the other provisions of this Agreement including the provisions of the Grid Code, the User may take supplies of power on to and/or take supplies of power from the NGC
Transmission System as the case may be.

2.2 The User shall not operate its User's Equipment such that any of it exceeds its Registered Capacity save as expressly permitted and instructed pursuant to the Fuel Security Code or as may be necessary to expedient in accordance with Good Industry Practice.

2.3 Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

2.4  Subject to the provisions of this Agreement and the Grid
Code, NGC shall accept into the NGC Transmission System power generated by the User up to the Maximum Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good Industry Practice by NGC.

2.5 Subject to the provisions of the Grid Code NGC shall be entitled to plan and execute outages of parts of the NGC
Transmission System or Plant or Apparatus at any time and from time to time.


3.   SITE OF CONNECTION TO THE DISTRIBUTION SYSTEM

     The site where the User is connected to the Distribution
System is more particularly described in Appendix A.


4.   USE OF SYSTEM CHARGES

     With effect from the commencement of this Supplemental
Agreement the User shall pay to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix E.


5.   CHARGING RULES

     The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.


6.   METERING

     The provisions of Appendix F1 shall have effect.


7.   TERM

     Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental Agreement shall continue until the User's Plant is Disconnected from the Distribution System in accordance with Clause 9 or 10.

8.   EMERGENCY DEENERGISATION

8.1  Emergency Deenergisation requested by NGC:

     If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System (if any) poses an immediate threat of injury or material damage to any person or to the Total System or to any User's System or to the NGC Transmission System, NGC shall have the right to request the owner of the Distribution System to which the User is connected to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

8.2  Emergency Deenergisation by a User:

     If, in the reasonable opinion of the User the condition or manner of operation of the NGC Transmission System, the Total System or any other User's System, poses an immediate threat of injury or material damage to any person or to the User's System the User shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

8.3  Reenergisation:

     The User's Equipment at the Connection Site shall be Re-
Energised as quickly as practicable after the circumstances to any Deenergisation under this Clause 12 have ceased to exist.


9.   DEENERGISATION AND DISCONNECTION

9.1  Breach by the User:

     If the User shall be in breach of the provisions of this Supplemental Agreement and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or User Systems then NGC may:-

     (i) where the breach is capable or remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

     (ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after the receipt of such notice to undertake to NGC not to repeat the breach.

9.2  De-Energisation

     If:-

     (a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub-Clause 9.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 9.1(ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission or User Systems;

          or

     (b) five Business Days have elapsed the date of any valid notice served on the User in accordance with Sub-Clause 9.2(ii) and no undertaking is given by the User in accordance with Sub-
Clause 9.2(ii);

     NGC may request the owner of the Distribution System to which the User is connected to De-Energise the User's Plant at that site upon expiry of at least 48 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither the User nor NGC has referred the matter to the Dispute Resolution Procedure. In such event NGC may request the owner of the Distribution System to which the User is connected to De-Energise the User's Plant at that site forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

9.3  NGC Transmission Licence

     If a breach of the nature referred to in Sub-Clause 9.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may request the owner of the Distribution System to which the User's Customers are connected to De-Energise such User's Customers upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

9.4  Re-Energisation Disputes

     If, following any De-Energisation pursuant to this Clause 9, a User applies to NGC for NGC to issue instructions that the User's Customer(s) be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall request the owner of the Distribution system to which the User's Plant is connected to Re-Energise the User's Plant forthwith after any request from the User for NGC to do so.

9.5  Event of Default

     If the breach which led to any De-Energisation pursuant to this Clause 9 remains unremedied at the expiry of at least 6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that:-

     (a) all disputes arising out of the subject-matter to this Clause 9 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and

     (b)  any reference to the Director pursuant to Sub-Clause
8.4 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

9.6  Disconnection

     Once NGC has given a valid notice of an event of default pursuant to Sub-Clause 9.5 NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and:

     (i) NGC shall request the owner of the Distribution System to which that User is connected to Disconnect all the User's
Plant at the site; and

     (ii) the User shall be obliged to pay to NGC forthwith the Use of System Charges due hereunder up to the end of the Financial Year in which Termination occurs.


10.  NOTICE TO TERMINATE

10.1 The User may terminate the Supplemental Agreement upon giving to NGC not less than 6 months written notice of termination.

10.2 If notice to terminate is given by the User under Sub-Clause
10.1 this Supplemental Agreement shall terminate upon the expiry of the notice period. Immediately prior thereto the User shall pay NGC all Use of System Charges payable by the User under this Supplemental Agreement in respect of the Financial Year in which termination takes place. This provision shall survive the termination of this Supplemental Agreement.


11.  MASTER AGREEMENT

     The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.


12.  VARIATIONS

     No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order made pursuant to the Act or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.

IN WITNESS WHEREOF the hands of the duly authorised representatives of the parties hereto at the date first above written

THE NATIONAL GRID COMPANY PLC  )
By                             )

the USER                       )
By                             )

                          APPENDIX A





COMPANY   :




SITE OF CONNECTION TO DISTRIBUTION SYSTEM:

                          APPENDIX B



                           NOT USED

                          APPENDIX C


     ZONE/REGISTERED CAPACITY/PEAK HALF/ESTIMATED DEMAND


COMPANY   :


GRID SUPPLY POINT/
CONNECTION SITE :


ELECTRICAL LOCATION OF ENERGY METERING
EQUIPMENT MEASURING STATION DEMAND:


ZONE :



a.   GENERATION:

     SET TYPE/FUEL            REGISTERED
                              CAPACITY MW

b. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

c.   In the Financial Year 1st April 1990 to 31st March 1991
NGC's generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

d. ESTIMATED DEMAND for the period between 1 April 1990 and 31st March 1991 and thereafter as notified in accordance with the Charging Rules.

---------------------MW

                          APPENDIX D


                USE OF SYSTEM CHARGES/PAYMENT



COMPANY   :


LOCATION  :


1)   TYPE OF CHARGE:     SYSTEM SERVICE

          Demand related

          pounds..........in respect of the period from 1st April
1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.

          Note:  based upon a charge of pounds....per KW and
 ......KW of Estimated Demand as set out in Appendix C.


2)   TYPE OF CHARGE:     INFRASTRUCTURE

     A.   Demand related

          pounds.......... in respect of the period from 1st April
1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.

          Note:  based upon a charge of pounds....per KW and
 ........KW of Estimated Demand as set out in Appendix C.


     B.   Capacity Related

          pounds..........in respect of the period from 1st April
1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules based upon a charge of pounds...per KW Registered Capacity and .......KW being the Registered Capacity as set out in Appendix C.


     C.   Energy Related

          pounds.......per KWh in respect of each KWh of Energy
entering the Total System in the period from 31st March 1990 to 31st March 1991 payable as described in Clause 14 of the Master
Agreement.



     Payments shall be made in accordance with Clause 14 of the Master Agreement.

                          APPENDIX E

                        CHARGING RULES


1.   Use of System Charges - General and Data Requirements

1.1 NGC's Demand related Use of System Charges are calculated by reference to Demand (Active Power) attributable to each Grid Supply Point excluding that Demand (Active Power) met by embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.


1.2  Data Requirements

1.2.1 On or before 31st December in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request to enable NGC to calculate the Connection Charges and/or Use of System Charges due from the User to NGC in respect of the Connection Site including the data specified in Appendix C.

1.2.2     On or before 31st December in each Financial Year,

     (i) Users who are Public Electricity Suppliers shall supply to NGC a forecast for the following Financial Year of the following:-

          (a) the Natural Demand attributable to each Grid Supply Point equal to the average of the forecasts of Natural Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph
2.1 of this Appendix E; and

          (b) the PES Supply Business Demand attributable to each Grid Supply Point equal to the average of the forecasts of PES Supply Business Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

     (ii) Users who are Second Tier Suppliers shall supply to NGC a forecast for the following Financial Year of the STS Demand under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of STS Demand attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

     (iii) Users who are Generators shall supply to NGC a forecast for the following Financial Year of the Station Demand (Active Power) under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of such Station Demand (Active Power) attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.


1.3  Annual Adjustment

1.3.1 NGC's Demand related Use of System Charges shall be calculated on the basis of actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3.2     On or before 1st March each Financial Year NGC shall:-

     (i)  determine from meter readings of Energy Metering
Equipment the actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of the Number of Peak
Half Hours applicable during such Financial Year; and

     (ii) shall compare the User's highest Registered Capacity during such year with the Registered Capacity used when estimating the charges due during such Financial Year;

1.3.3 NGC shall then promptly calculate on the basis of the actual position determined in accordance with paragraph 1.3.2 the amount of Demand related or Capacity related Use of System Charges (as the case may be) that would have been payable by the User under this Supplemental Agreement during each month during that Financial Year if they had been calculated on the basis of that of the actual position (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Capacity related Use of System Charges (as the case may be) paid during each month during that Financial Year by the User under this Supplemental Agreement (the "Notional Amount").

1.3.4 NGC shall then prepare a reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the way in which they were calculated.

1.3.5 Together with the reconciliation statement NGC shall send the User an invoice in relation to any sums shown by the reconciliation statement to be due to NGC and interest thereon calculated pursuant to paragraph 1.3.6 below. Forthwith following receipt of any reconciliation statement the User shall send to NGC an invoice in relation to any sum shown by the reconciliation statement to be due to the User and interest thereon calculated pursuant to paragraph 1.3.6 below. Such invoices shall be payable on or before 31st March in such Financial Year.

1.3.6     In respect of each month during that Financial Year:-

     (a) the User shall, following receipt of an appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the Actual Amount exceeds the Notional Amount; and

     (b) NGC shall, following receipt of an appropriate invoice, repay to the User an amount equal to the amount (if any) by which the Notional Amount exceeds the Actual Amount.

     Interest shall be payable by the paying Party to the other on such amounts from the Payment Date applicable to the month concerned until the date of actual payment of such amounts (which shall not be later than 31st March in such Financial Year). Such interest shall be calculated on a daily basis at the rate equal to the base rate of Barclays Bank PLC for the time being and from time to time during such period.


2.   Revision of Charges

2.1 To the extent permitted by the Transmission Licence NGC may revise its Connection Charges and Use of System Charges or the basis of their calculation including issuing revisions to Appendices B, C and D hereto. On or before 31st October in each Financial Year NGC shall notify the User of the intended basis of calculation to be used by NGC in the following Financial Year (including the number and timing of peak half-hours if any to be used when calculating Demand related infrastructure charges) and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year. NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices B, C and D hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix B, C and/or D as appropriate shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

2.2 The User acknowledges that NGC will establish a new asset register during the course of the Financial Year ending 31st March 1991. As a result, NGC shall have the right to vary the asset allocation reflected in Appendix A upon giving not less than 2 months prior written notice to the User provided that:-

     (a) NGC has first consulted the User in advance in good faith, including informing the User of the nature of the reallocation insofar as it materially affects the Connection Site and indicating the likely implications for the User of such reallocation; and

     (b) the principles of asset allocation are those set out in the statements required by Condition 10(2)D of the Transmission
Licence, the form of which has been approved by the Director.

     Such asset reallocation shall be effective from 1st April
1991 and the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such reallocation with effect from such date.

2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System means that NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation become effective the provision of Sub-Clauses 11.2 and 11.4 shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.


3.   Replacement of NGC Assets

3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges and Use of System Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned. Such Replacement Periods have been agreed between NGC and the User. For the avoidance of doubt, they have been prepared for accounting purposes and carry no implication that they represent the actual useful lives of such assets.

3.2 Where in NGC's reasonable opinion an NGC Asset requires replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary, in which case such approval shall not be required but in such case the User shall have the right to give notice to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon the expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

3.3 Upon the expiry of the Replacement Period of any NGC Asset, NGC shall replace such NGC Asset if requested to do so by the User or if in NGC's reasonable opinion it is necessary to do so to enable NGC to comply with its Licence obligations. Unless so replaced, NGC shall keep the NGC Asset in service. In the event that it is left in service the User shall pay Connection Charges in respect of such NGC Asset calculated by reference to Net Asset Value derived from a revaluation of the asset by NGC (which in the reasonable opinion of NGC, taking into account the depreciation already paid over the lifetime of that asset, reflects the then expected life expectancy of the asset plus capitalised renovation or refurbishment costs). Upon any such replacement NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Asset. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices B and D shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date notified to the User by NGC.


4.   Termination Amounts

4.1 Until the end of the Financial Year in which the termination occurs the User shall pay to NGC the Connection Charges and Use of System Charges for which the User is liable in full. Where the User has a Connection Site the User shall at the end of such Financial Year pay to NGC a sum equal to the following:-

     (i) the then current Net Asset Value of the NGC Assets at the Connection Site in question; and

     (ii) a sum equal to the reasonable cost of removing such NGC
Assets.

4.2 Where a Termination Amount is paid to NGC under this Agreement and subsequently NGC uses the NGC Assets at the same or another Connection Site and renders and receives a Connection Charge therefor NGC shall pay to the User the Net Asset Value component of the Termination Amount less reasonable maintenance and storage costs. NGC shall use its reasonable endeavours to re-use such NGC Assets where it is economic to do so. Upon request and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such NGC Assets have or have not been so re-used.

5.   Variation of Charges by NGC during the Financial Year

     If NGC is notified of a reduced Demand forecast by a PES or STS from the forecast submitted under paragraph 1.2 of this Appendix and is also notified of a corresponding increase in such a Demand forecast by another PES or STS NGC shall vary the Use of System charges due from the User notifying the reduction such that the charges payable reflect the revised forecast within 30 days of receipt of the 2 notices. NGC shall vary or commence charging as the case may be the Use of System charges due from the User notifying the increase with effect from the date that the increase becomes effective. Save where NGC receives 2 corresponding notifications there shall unless NGC decides otherwise be no variation of charges downwards during the Financial Year to cover this eventuality and reconciliation shall be effected pursuant to paragraph 1.3 of this Appendix.


6.   Deductions

     In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.3 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1st April in each of the first 3 years of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.

                         APPENDIX F1

              SITE SPECIFIC TECHNICAL CONDITIONS

                           Metering

1.1  Operator

     Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter:-

     1.1.1     NGC may resign as operator of such Energy Metering
Equipment on giving no less than 12 months' notice in writing;
and

     1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing.

     Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as operator of such Energy Metering Equipment.

1.2  Charges

     NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

1.3  Interference

     The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).

1.4  Pulse data

     The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as maybe reasonably necessary therefor.

                          EXHIBIT 7

                    CONNECTION APPLICATION
                              NOTES

PLEASE STUDY THE FOLLOWING NOTES BEFORE COMPLETING AND SIGNING
THIS APPLICATION FORM

1. NGC requires the information requested in this application form for the purposes of preparing an offer ("the Offer") to enter into an agreement for connection to and/or use of the NGC Transmission System in accordance with Condition 10(B) of the NGC Transmission Licence. It is essential that the Applicant should supply all information requested in this application form and that every effort should be made to ensure that such information should be accurate.

     Please note that certain expressions which are used in this application form are defined in the glossary of definitions (contained in Schedule 2 to the Master Agreement) and when this occurs the expressions have capital letters at the beginning of each word.

2. Should NGC consider that any information provided is incomplete or unclear or should NGC require further information in order that it may prepare the Offer, the Applicant will be requested to provide further information or clarification.

3. Should there be any change in any information provided by the Applicant after it has been submitted to NGC, the Applicant must immediately inform NGC of such a change.

4. NGC shall charge the Applicant and the Applicant shall pay to NGC NGC's Engineering Charges in relation to the application. An advance will be charged by NGC which will be reasonable in all the circumstances. No application will be considered until such advance has been paid. The balance of the NGC Engineering Charges shall be notified and invoiced by NGC to the Applicant together with a breakdown of such charges and the Applicant shall pay the same within 28 days of the date of NGC's invoice. If NGC does not make an Offer to the Applicant in accordance with Condition 10(B) of the NGC Transmission Licence otherwise than by reason of withdrawal of the application by the Applicant NGC will return the charges to the Applicant. NGC will deduct from the Connection Charges and/or Use of System Charges payable during the first 3 years following the Practical Completion Date any NGC Engineering Charges paid by the applicant in 3 equal instalments. In the event that the advance and any other payments exceed the appropriate NGC Engineering Charges the excess shall be repaid forthwith to the Applicant.

5. The effective date upon which the application is made shall be the later of the date when NGC has received the application fee under Paragraph 4 above and the date when NGC is reasonably satisfied that the Applicant has completed Sections A-D. NGC shall notify the Applicant of such date.

6. NGC will make the Offer in accordance with the terms of Clauses 11 and 12 of the Master Agreement and the NGC
Transmission Licence.

7. NGC will make the Offer as soon as is reasonably practicable and in any event-within 3 months of the effective date of the application or such later period as the Director agrees to. The Offer may, where it is necessary to carry out additional extensive system studies to evaluate more fully the impact of the proposed development, indicate the areas that require more detailed analysis. Before such additional studies are required, the Applicant shall indicate whether it wishes NGC to undertake the work necessary to proceed to make a revised offer within the 3 month period or, where relevant the timescale consented to by the Director. To enable NGC to carry out any of the above mentioned necessary detailed system studies the Applicant may, at the request of NGC, be required to provide some or all of the Detailed Planning Data listed in Part 2 of the Appendix to the Planning Code which is part of the Grid Code.

8. If the Applicant has not already entered into a Master Connection and Use of System Agreement with NGC the Applicant will be required as part of this Application Form to undertake that he will comply with the provisions of the Grid Code for the time being in force. Copies of the Grid Code and the Master Connection and Use of System Agreement are sent with this application form and the Applicant is advised to study them carefully. Further copies are available on payment of NGC's reasonable copying charges, postage and packing. Data submitted pursuant to this application shall be deemed submitted pursuant to the Grid Code.

9. NGC's Offer will be based upon its standard form terms of Connection Offer a copy of which is attached and the statement of charges issued by NGC under Condition 10 of NGC's Transmission Licence. The Applicant should bear in mind NGC's standard form terms of offer when making this application.

10. In particular, NGC prepares Offers upon the basis that each party will design, construct, install, control, operate and maintain the Plant and Apparatus which he will own usually but not necessarily applying the ownership rules set out in Clause 6 of the Master Agreement. If the Applicant wishes NGC to carry out any of these matters on the Applicant's behalf please contact NGC for further details.

11. In particular please note that NGC may require as a condition of the Offer that the Applicant's Plant or Apparatus should meet or provide some or all of the technical requirements set out in the Appendices of the draft Supplemental Agreement attached to NGC's standard form terms of offer and may propose that the Applicant's Plant or Apparatus should have the capability to provide Agreed Ancillary Services.

12.  Please complete this application form in black print and return it duly signed to [name of contact] at the Commercial
Department, NGC, National Grid House, Sumner Street, London SE1
9JU (Telephone No. [          ]).

                    CONNECTION APPLICATION



1. We hereby apply to connect our Plant and Apparatus to the NGC Transmission System at a New Connection Site. We agree to pay NGC's Engineering Charges on the terms specified in the Notes to the Connection Application.



2. We will promptly inform NGC of any change in the information given in this Application as quickly as practicable after becoming aware of any such change.



3. If we have not already signed a Master Agreement or Accession Agreement we undertake for the purposes of this Application to be bound by the terms of the Grid Code from time to time in force and to sign an Accession Agreement.




Signed:


 ...................................................

For and on behalf of the Applicant


Date:     ..........................................

            NGC - APPLICATION FOR A NEW CONNECTION


A.   DETAILS OF APPLICANT


     1.   Name: ...................................................



     2.   Address:.................................................



     3.   Registered Office/Address:



           ........................................................



     4. Name, title and address of contacts for the purposes of this application, giving descriptions of the field of responsibility of each person:



 .................................................................


     5. If Applicant is an agent, please give name(s) and address(es) of person(s) for whom the Applicant is acting:



 .................................................................



B.   THE PROPOSED POINT OF CONNECTION

1. Please identify (preferably by reference to an extract from Ordnance Survey Map) the intended location (the "Connection Site") of the Plant and Apparatus ("the User Development") which it is desired should be connected to the NGC Transmission System and where the application is in respect of a proposed New Connection Site other than at an existing sub-station please specify the proposed location and name of the New Connection Site (which name should not be the same as or confusingly similar to the name of any other Connection Site) together with details of access to the Connection Site including from the nearest main road.



 .................................................................


2.   Please provide a plan or plans of the proposed Connection
Site indicating (so far as you are now able) the position of all buildings, structures, Plant and Apparatus and of all services located on the Connection Site.


 .................................................................



3.   Give details of the intended legal estate in the Connection
Site (to include leasehold and freehold interests) insofar as you are aware.



 .................................................................


4.   Who occupies the Connection Site insofar as you are aware?



 .................................................................


5. If you believe that a new sub-station will be needed, please indicate by reference to the plan referred to in (2) above the Applicant's suggested location for it - giving dimensions of the area.



 .................................................................



6. If you are prepared to make available to NGC the land necessary for the said sub-station, please set out brief proposals for NGC's interest in it including (if relevant) such interest and the consideration to be paid by NGC for it.



 .................................................................

7. What space is available on the Connection Site for working storage and accommodation areas for NGC contractors? If so, please indicate by reference to the plan referred to in (2) above the location of such areas, giving the approximate dimensions of the same.



 .................................................................


8. Please provide details (including copies of any surveys or reports) of the physical nature of land in which you have a legal estate at the proposed Connection Site including the nature of the ground and the sub-soil including the results of the following tests:-

                       [NGC to specify]



 .................................................................


9. Please give details and provide copies of all existing relevant planning and other consents (statutory or otherwise) relating to the Connection Site and the User Development and/or details of any pending applications for the same.



 .................................................................


10. Is access to or use of the Connection Site for the purposes of installing, maintaining and operating Plant and Apparatus subject to any existing restrictions? If so, please give details:






 .................................................................


11. If you are aware of them, identify by reference to a plan (if possible) the owners and (if different) occupiers of the land adjoining the Connection Site. To the extent that you have information, give brief details of the owner's and occupier's estates and/or interests in such land.



 .................................................................


12. Please provide details of the values and methods of calculation of liquidated damages to be payable by NGC if the proposed works are delayed or not completed through NGC's fault.



 .................................................................

C.   TECHNICAL INFORMATION


1. Please provide the data listed in Part 1 of the Appendix to the Planning Code which are applicable to you. Note: the data concerned form part of the Planning Code and Data Registration Code. Applicants should refer to these sections of the Grid Code for an explanation.


2. Please provide a copy of your Safety Rules if not already provided to NGC


3. Please indicate any terms which you are prepared to offer for:-

     (a)  Black Start Capability
     (b)  Gas Turbine Unit Fast Start
     (c)  Synchronous Compensation
     (d)  Pumped Storage Unit Spinning-in-Air
     (e)  Pumped Storage
     (f)  Pumped Storage Plant Fast Start from Standstill
     (g)  Demand Reduction
     (h)  Adjustment to Pumped Storage Unit Pumping Programme
     (i)  Hot Standby


4.   Please enclose a draft Interface Agreement (if applicable).

D.   PROGRAMME

     Please provide a suggested construction programme in bar chart form for the construction works necessary to install the User Development (not the NGC Assets needing to be installed) indicating the anticipated date when the connection will be required to be made.

                          EXHIBIT 8

                       CONNECTION OFFER



Date: [            ]



Dear Sirs

We refer to your application dated [            ] for a New
Connection Site for your proposed development at [
] and to [here list other documents submitted by applicant in support his application together with any relevant NGC communications relating to the application] and now set out below our offer for the New Connection Site. Please note that certain expressions which are used int his offer are defined in the glossary of definitions (contained in Schedule 2 to the Master Agreement) and when this occurs the expressions have capital letters at the beginning of each word.

1. NGC offers to enter into a Supplemental Agreement in the form and terms attached as Section A. If you are not already a User you are required to enter into the enclosed Accession
Agreement.

2. This offer has been prepared upon the basis that each party will construct, install, control, operate and maintain the Plant and Apparatus which will own applying where necessary the ownership rules set out in Clause 6 of the Master Agreement. If you wish us to carry out any of these matters on your behalf please contact us for further details.

3. [It is a part of this offer that you also enter into an Interface Agreement in the form set out in Section B].

4. This offer has been prepared upon the basis that you have or will obtain the legal estate which you expressed as your intention in the said application in the land described in Section C.

5.   If so indicated by a tick in the relevant box:

     (i) you are required to provide us with your credit rating over he past ten years and the name of your credit rating agency;
and/or

     (ii) you are required to enter into a bond in the sum of pounds[ ] in a form approved by NGC such approval not to be unreasonably withheld or delayed.

6. The technical conditions with which you must comply as a term of this offer are set out in the Grid Code. Additional or different technical conditions set out in the Appendices to the Supplemental Agreement are set out in Section A.

7. This offer is open for acceptance according to the terms of Clause 11 of the Master Agreement and the Transmission Licence. Please note your right to make an application to the Director to settle the terms of the Offer pursuant to Condition 10C1 of the Transmission Licence.

8. If you have not yet entered into a Master Agreement with us please not that in your application you have undertaken to be bound by the Grid Code and that the provisions of the Grid Code bind you until this offer lapses.

9. To accept this offer, please execute and return the [Accession Agreement and] Supplemental Agreement [Interface Agreement] attached to offer as Section A. Subject to the provisions of paragraph 7 above NGC will then itself execute the Agreement(s). THE AGREEMENTS ARE ONLY EFFECTIVE IN ACCORDANCE WITH THEIR TERMS ONCE THEY HAVE BEEN EXECUTED BY NGC.

10. All communications in relation to this offer must, in the first instance, be directed to the Commercial Department of NGC for the attention of [description].


Yours faithfully






_________________________________

for and on behalf of

The National Grid Company PLC

                          SECTION A


                FORM OF SUPPLEMENTAL AGREEMENT

                          SECTION B


                 FORM OF INTERFACE AGREEMENT

                          SECTION C


                          USERS LAND

                          EXHIBIT 9


             USE OF SYSTEM APPLICATION GENERATORS


                            NOTES

PLEASE STUDY THE FOLLOWING NOTES BEFORE COMPLETING AND SIGNING
THIS APPLICATION FORM.

1. NGC requires the information requested in this application form for the purposes of preparing an offer ('the Offer") to enter into an agreement for use of the NGC Transmission System in accordance with Condition 10(B) of the NGC Transmission Licence. It is essential that the Applicant should supply all information requested in this application form and that every effort should be made to ensure that such information should be accurate.

     Please note that certain expressions which are used in this application form @defined in the glossary of definitions
(contained in Schedule 2 to the Master Agreement) and when this occurs the expressions have capital letters at the beginning of each word.

2. Should NGC consider that any information provided is incomplete or unclear or should NGC require further information in order that it may prepare the Offer, the Applicant will be requested to provide further information or clarification.

3. Should there be any change in any information provided by the Applicant after it has been submitted to NGC, the Applicant must immediately inform NGC of such a change.

4. The effective date upon which the application is made shall be the date when NGC is reasonably satisfied that the Applicant has completed Sections A-D. NGC shall notify the Applicant of such date.

5. NGC will make the Offer in accordance with the terms of Clauses II and 12 of the Master Agreement and the NGC
Transmission Licence.

6. NGC will make the Offer as soon as is reasonably practicable and in any event within 3 months of the effective date of the application or such later period as the Director agrees to. The offer may, where it is necessary to carry out additional extensive system studies to evaluate more fully the impact of the proposed development, indicate the areas that require more detailed analysis. Before such additional studies are required, the Applicant shall indicate whether it wishes NGC to undertake the work necessary to proceed to make a revised offer within the 3 month period or, where relevant the timescale consented to by the Director. To enable NGC to carry out any of the above mentioned necessary detailed system studies the Applicant may, at the request of NGC, be required to provide some or all of the Detailed Planning Data listed in Part 2 of the Appendix to the Planning Code which is part of the Grid Code.

7. If the Applicant has not already entered into a Master Connection and Use of System Agreement with NGC the Applicant will be required as part of this Application Form to undertake that he will comply with the provisions of the Grid Code for the time being in force. Copies of the Grid Code and the Master Connection and Use of System Agreement are sent with this application form and the Applicant is advised to study them carefully. Further copies are available on payment of NGC's reasonable copying charges, postage and packing. Data submitted pursuant to this application shall be deemed submitted pursuant to the Grid Code.

8. NGC's Offer will be based to the extent appropriate upon its standard form terms of Connection Offer a copy of which is attached and the statement of charges issued by NGC under Condition 10 of NGC's Transmission Licence. The Applicant should bear in mind NGC's standard form terms of offer when making this application.

9. In particular please note that NGC may require as a condition of the Offer, that the Applicant's Plant or Apparatus should meet or provide some or all of the technical requirements set out in the Appendices of the draft Supplemental Agreement attached to NGC's standard form terms of offer and may propose that the Applicant's Plant or Apparatus should have the capability to provide Agreed Ancillary Services.

10.  Please complete this application form in black print and return it duly signed to [name of contact] at the Commercial
Department, NGC, National Grid House, Sumner Street, London, SEI
9JU (Telephone No. [          ]).

                  USE OF SYSTEM APPLICATION



1. We hereby apply to use the NGC Transmission System from our connection to Distribution System.

2. We will promptly inform NGC of any change in the information given in this Application as quickly as practicable after becoming aware of any such change.

     If we have not already signed a Master Agreement or Accession Agreement we undertake for the purposes of this Application to be bound by the terms of the Grid Code from time to time in force and to sign an Accession Agreement.


Signed:


 ...................................................

For and on behalf of the Applicant





Date:     ..........................................

                  APPLICATION FOR USE OF SYSTEM

A.   DETAILS OF APPLICANT

1.   Name :
 ........................................................


 ........................................................


 ........................................................

2.   Address:
 ........................................................


 ........................................................


 ........................................................


 ........................................................

3.   Registered Office/Address:


 ........................................................


 ........................................................


 ........................................................


 ........................................................


4. Name, title and address of contacts for the purposes of this application giving description of the field of responsibility of each person:


 ........................................................


 ........................................................


 ........................................................


 ........................................................


 ........................................................
5. If Applicant is an agent, please give name(s) and address(es) of person(s) for whom the Applicant is acting:


 ........................................................


 ........................................................


 ........................................................


 ........................................................


 ........................................................


 ........................................................


 ........................................................


 ........................................................


 ........................................................


B.   THE PROPOSED POINT OF CONNECTION TO A DISTRIBUTION SYSTEM

1. Please identify (preferably by reference to an extract from Ordnance Survey Map) the intended location of the Plant and Apparatus ("the User Development") which it is desired should be connected to the Distribution System.


 .................................................................

 .................................................................


 .................................................................


 .................................................................


 .................................................................


 .................................................................


2. If you believe that a new sub-station will be needed, please indicate by reference to a plan your suggested location for it.


 .................................................................


 .................................................................


 .................................................................


3. Please provide details of the values and methods of calculation of liquidated damages to be payable by NGC if any proposed NGC Reinforcement Works are delayed or not completed through NGC's fault.


 .................................................................


 .................................................................


 .................................................................


C.   TECHNICAL INFORMATION

1. Please provide the data listed in Part I of the Appendix to the Planning Code. Note: the data concerned form part of the Planning Code and Data Registration Code. Applicants should refer to these sections of the Grid Code for an explanation.

2. Please provide a copy of your Safety Rules if not already provided to NGC.

3. Please indicate any terms which you are prepared to offer for:

     (a)  Black Start Capability
     (b)  Gas Turbine Unit Fast Start
     (c)  Synchronous Compensation
     (d)  Pumped Storage Unit Spinning-in-Air
     (e)  Pumped Storage
     (f)  Pumped Storage Plant Fast Start from Standstill
     (9)  Demand Reduction
     (h)  Adjustment to Pumped Storage Unit Pumping Programme
     (i)  Hot Standby


D.   PROGRAMME

     Please provide a suggested construction programme in bar chart form for the construction works necessary to install the User Development indicating the anticipated date when the connection will be required to be made.

                          EXHIBIT 10


             USE OF SYSTEM APPLICATION SUPPLIERS


                            NOTES


PLEASE STUDY THE FOLLOWING NOTES BEFORE COMPLETING AND SIGNING
THIS APPLICATION FORM.

1. NGC requires the information requested in this application form for the purposes of preparing an offer ("the Offer") to enter into an agreement for use of the NGC Transmission System in accordance with Condition 10(B) of the NGC Transmission Licence. It is essential that the Applicant should supply all information requested in this application form and that every effort should be made to ensure that such information should be accurate.

     Please note that certain expressions which are used in this application form are defined in the glossary of definitions (contained in Schedule 2 to the Master Agreement) and when this occurs the expressions have capital letters at the beginning of each word.

2. Should NGC consider that any information provided is incomplete or unclear or should NGC require further information in order that it may prepare the Offer, the Applicant will be requested to provide further information or clarification.

3. Should there be any change in any information provided by the Applicant after it has been submitted to NGC, the Applicant must immediately inform NGC of such a change.

4. The effective date upon which the application is made shall be the date when NGC is reasonably satisfied that the_Applicant has completed Sections A and B. NGC shall notify the Applicant of such date.

5. NGC will make the Offer in accordance with to the terms of Clauses 11 and 12 of the Master Agreement and the NGC
Transmission Licence.

6. NGC will make the Offer as soon as is reasonably practicable and in any event-within 3 months of the effective date of the application or such later period as the Director agrees to.

7. If the Applicant has not already entered into a Master Connection and Use of System Agreement with NGC the Applicant will be required as part of this Application Form to undertake that he will comply with the provisions of the Grid Code for the time being in force. Copies of the Grid Code and the Master Connection and Use of System Agreement are sent with this application form and the Applicant is advised to study them carefully. Further copies are

8. Please complete this application form in black print and return it duly signed to [name of contact] at the Commercial
Department, NGC, National Grid House, Sumner Street, London, SEI
9JU (Telephone No.

                  USE OF SYSTEM APPLICATION



1.   We hereby apply to use the NGC Transmission System.


2. We will promptly inform NGC of any change in the information given in this Application as quickly as practicable after becoming aware of any such change.


3. If we have not already signed a Master Agreement or Accession Agreement we undertake for the purposes of this Application to be bound by the terms of the Grid Code from time to time in force and to sign an Accession Agreement.



Signed:


 ...................................................
For and on behalf of the Applicant




Date:  ..........................................

            NGC - APPLICATION FOR A NEW CONNECTION



A.   DETAILS OF APPLICANT

1.   Name:
 .......................................................


 .......................................................


 .......................................................


2.   Address:
 .......................................................


 .......................................................


 .......................................................


 .......................................................


3.   Registered Office/Address:


 .................................................................


 .................................................................


 .................................................................


 .................................................................


4. Name, title and address of contacts for the purposes of this application, giving description of the field of responsibility of each person:


 .................................................................


 .................................................................


 .................................................................


 .................................................................
5. If Applicant is an agent, please give name(s) and address(es) of person(s) for whom the Applicant is acting:


 .................................................................


 .................................................................


 .................................................................


 .................................................................


 .................................................................


B.   DATA REQUIREMENTS

     Please provide the data required under Appendix E, A, C and D as appropriate of Supplemental Agreement Type 5 upon which our terms of offer of use of system will be based.


C.   TECHNICAL INFORMATION

1. Please provide the data listed in Part 1 of the Appendix to the Planning Code which are applicable to you. Note: the data concerned form part of the Planning Code and Data Registration Code. Applicants should refer to these sections of the Grid Code for an explanation.

2. Please provide a copy of your Safety Rules if not already provided to NGC.

3. Please indicate any terms which you are prepared to offer for:

     (a)  Black Start Capability
     (b)  Gas Turbine Unit Fast Start
     (c)  Synchronous Compensation
     (d)  Pumped Storage Unit Spinning-in-Air
     (e)  Pumped Storage
     (f)  Pumped Storage Plant Fast Start from Standstill
     (g)  Demand Reduction
     (h)  Adjustment to Pumped Storage Unit Pumping Programme
     (i)  Hot Standby

4.   Please enclose a draft Interface Agreement (if applicable).

D.   PROGRAMME

     Please provide a suggested construction programme in bar chart form for the construction works necessary to install the User Development (not the NGC Assets needing to be installed) indicating the anticipated date when the connection will be required to be made.

                          EXHIBIT 11


                   MODIFICATION APPLICATION


                            NOTES


PLEASE STUDY THE FOLLOWING NOTES BEFORE COMPLETING AND SIGNING
THIS APPLICATION FORM.

1. NGC requires the information requested in this application form for the purposes of preparing an offer ("the Offer") of terms for the construction of a proposed Modification and for the variation of the existing Supplemental Agreement covering the Connection Site affected by the Modification. It is essential that the Applicant should supply all information requested in this application form and that every effort should be made to ensure that such information should be accurate.

     Please note that certain expressions which are used in this application form are defined in the glossary of definitions (contained in Schedule 2 to the Master Agreement) and when this occurs the expressions have capital letters at the beginning of each word.

2. Should NGC consider that any information provided is incomplete or unclear or should NGC require further information in order that it may prepare the Offer, the Applicant will be requested to provide further information or clarification.

3. Should there be any change in any information provided by the Applicant after it has been submitted to NGC, the Applicant must immediately inform NGC of such a change.

4. NGC shall charge the Applicant and the Applicant shall pay to NGC NGC's Engineering Charges in relation to the application. An advance will be charged by NGC which will be reasonable in all the circumstances. No application will be considered until such advance has been paid. The balance of the NGC Engineering Charges shall be notified and invoiced by NGC to the Applicant together with a breakdown of such charges and the Applicant shall pay the same within 28 days of the date of NGC's invoice. If NGC does not make an Offer to the Applicant in accordance with the NGC Transmission Licence otherwise than by reason of withdrawal of the application by the Applicant NGC will return the charges to the Applicant. NGC will deduct from the Connection Charges and/or Use of System Charges payable during the first 3 years following the Practical Completion Date of the Modification any NGC Engineering Charges paid by the applicant in 3 equal instalments. In the event that the advance and any other payments exceed the appropriate NGC Engineering Charges the excess shall be repaid forthwith to the Applicant.

5. The effective date upon which the application is made shall be the later of the date when NGC has received the application fee under Paragraph 4 above and the date when NGC is reasonably satisfied that the Applicant has completed Sections A-D. NGC shall notify the Applicant of such date.

6. NGC will make the Offer in accordance with the terms of Clauses 10 and 12 of the Master Agreement and the NGC
Transmission Licence.

7. NGC will make an Offer as soon as is reasonably practicable and in any event within 3 months of the effective date of the application or such later period as the Director agrees to. The Offer may, where it is necessary to carry out additional extensive system studies to evaluate more fully the impact of the proposed development, indicate the areas that require more detailed analysis. Before such additional studies are required, the Applicant shall indicate whether it wishes NGC to undertake the work necessary to proceed to make a revised offer within the 3 month period or, where relevant the timescale consented to by the Director. To enable NGC to carry out any of the above mentioned necessary detailed system studies the Applicant may, at the request of NGC, be required to provide some or all of the Detailed Planning Data listed in Part 2 of the Appendix to the Planning Code which is part of the Grid Code.

8. Data submitted pursuant to this application shall be deemed submitted pursuant to the Grid Code.

9. NGC's Offer will to the extent appropriate be based upon its standard form terms of Modification Offer a copy of which is attached and the statement of charges issued by NGC under Condition I 0 of NGC's Transmission Licence. The Applicant should bear in mind NGC's standard form terms of offer when making this application.

10. Please complete this application form in black print and return it duly signed to [name of contact] at the Commercial
Department, NGC, National Grid house, Sumner Street, London, SEI
9JU (Telephone No.

                   MODIFICATION APPLICATION



1.   We hereby apply to modify our connection to the NGC
Transmission System at Connection Site.  We agree to pay NGC's
Engineering Charges on the terms specified in the Notes to the Connection Application.


2. We will promptly inform NGC of any change in the information given in this Application as quickly as practicable after becoming aware of any such change.








Signed:



 ...................................................

For and on behalf of the Applicant




Date:  ..........................................

                   MODIFICATION - APPLICATION



A.   DETAILS OF APPLICANT

1.   Name:
 .......................................................


 .......................................................


 .......................................................


2.   Address:
 .......................................................


 .......................................................


 .......................................................


 .......................................................


3.   Registered Office/Address:


 .................................................................


 .................................................................


 .................................................................


 .................................................................


4. Name, title and address of contacts for the purposes of this application, giving description of the field of responsibility of each person:


 .................................................................


 .................................................................


 .................................................................


 .................................................................
5. If Applicant is an agent, please give name(s) and address(es) of person(s) for whom the Applicant is acting:


 .................................................................


 .................................................................


 .................................................................


 .................................................................


 .................................................................


 .................................................................


 .................................................................


 .................................................................


 .................................................................


B.   THE CONNECTION SITE TO BE MODIFIED


     Please identify by name the Connection Site at which the Modification is to be undertaken.



 .................................................................


 .................................................................


 .................................................................


 .................................................................

2. Give details of the rights in any additional land which you are proposing to acquire at the Connection Site (to include leasehold and freehold interests) so as to undertake the modification.


 .................................................................


 .................................................................


 .................................................................


 .................................................................


3. What space is available on the Connection Site for working storage and accommodation areas for NGC contractors? if so, please indicate by reference to a plan the location of such areas, giving the approximate dimensions of the same.


 .................................................................


 .................................................................


 .................................................................


 .................................................................


 .................................................................


4. Please provide details (including copies of any surveys or reports) of the physical nature of any additional land the subject to your answer to Question 2 above including the nature of the ground and the sub-soil including the results of the following tests:

     [NGC to specify]


 .................................................................


 .................................................................


 .................................................................


 .................................................................


5. Please give details and provide copies of all existing relevant planning and other consents (statutory or otherwise) held by you relating to the Connection Site or the Modification and/or details of any pending applications for the same.


 .................................................................


 .................................................................


 .................................................................


 .................................................................


 .................................................................


 .................................................................


6. Please provide details of the values and methods of calculation of liquidated damages to be payable by NGC if the proposed works are delayed or not completed through NGC's fault.


 .................................................................


 .................................................................


 .................................................................


7. Please indicate what, if any, of the necessary construction works necessary for the Modification you would like NGC to conduct upon your behalf.


C.   TECHNICAL INFORMATION

1. Please provide full details of the proposed Modification together with the relevant Standard Planning Data as listed in
Part I of the Appendix to the Planning Code to the extent that the data will change from previously submitted Committed Project Planning Data or Connected Planning Data as a result of the proposed Modification. Note: the data concerned form part of the Planning Code and Data Registration Code. Applicants should refer to these sections of the Grid Code for an explanation.

D.   PROGRAMME

     Please provide a suggested construction programme in bar chart form for the construction works necessary to install the Modification (not the NGC Assets needing to be installed) indicating the anticipated date when the connection will be required to be made.

                          EXHIBIT 12


                      MODIFICATION OFFER



Date: [             ]




Dear Sirs


We refer to your application dated [                 ] for a
Modification for your proposed development at [                 ]
and to [here list other documents submitted by applicant in support of his application together with any relevant NGC communications relating to the application] and now set out below our offer for the Modification. Please note that certain expressions which are used in this offer are defined in the glossary of definitions (contained in Schedule 2 to the Master Agreement) and when this occurs the expressions have capital letters at the beginning of each word.

1. NGC offers to enter into an agreement covering the construction of the Modification in the terms set out in Section
A and to vary the Supplemental Agreement covering the Connection
Site as specified in Section B.

2. This offer has been prepared upon the basis that you have or will obtain the legal estate which you expressed as your intention in the said application in the land described in Section C.

3.   If so indicated by a tick in the relevant box you are
required to enter into a bond in the sum of pounds[         ] in a
form approved by NGC such approval not to be unreasonably withheld or delayed.

4. The technical conditions with which you must comply as a term of this offer are set out in the Grid Code. Additional or different technical conditions set out in the Appendices to the Supplemental Agreement are set out in Section A and/or Section B.

5. This offer is open for acceptance according to the terms of Clause 10 of the Master Agreement and the Transmission Licence. Please note your right to make an application to the Director to settle the terms of the Offer pursuant to Condition 10C1 of the Transmission Licence.

6. To accept this offer, please execute and return the agreements attached to this offer as Section A and Section B. Subject to the provisions of paragraph 7 above NGC will then itself execute the Agreement(s). THE AGREEMENTS ARE ONLY EFFECTIVE IN ACCORDANCE WITH THEIR TERMS ONCE THEY HAVE BEEN EXECUTED BY NGC.

7. All communications in relation to this offer must, in the first instance, be directed to the Commercial Department of NGC for the attention of [description].



Yours faithfully,







 ....................................

for and on behalf of

The National Grid Company PLC

                          SECTION A


                AGREEMENT FOR CONSTRUCTION WORKS

                          SECTION  B



              FORM OF VARIED SUPPLEMENTAL AGREEMENT

                          SECTION C


                          USERS LAND

                          EXHIBIT 13


                  MODIFICATION NOTIFICATION


1. This Modification Notification is issued by NGC pursuant to Clause 10.3.1 to the Master Agreement. The User has certain rights under Clause 10.3 and is advised to consider whether it wishes to avail itself to such rights upon receipt of this Modification Notification.

2.   NGC proposes to make the Modification to the NGC
Transmission System set out below:





3. NGC reasonably believes that you may have to carry out the following works as a result of the proposed Modification:


4. The latest date upon which you may apply to the Director under Condition 10C of the Transmission Licence is [date: to be supplied by NGC, subject to Clause 10.3.2 of the Master
Agreement.]



Dated:



Signed for and on behalf of

The National Grid Company Plc

EXHIBIT 14


               DATED                      1990


     THE NATIONAL GRID COMPANY PLC                     (1)


          and


                                                  (2)




_____________________________________________________________


               AGREEMENT FOR PAYMENT BY NGC FOR
                      ANCILLARY SERVICES

_____________________________________________________________







NOTE:  THIS IS A "STANDARD FORM" FOR ALL ANCILLARY SERVICES AND
WILL REQUIRE AMENDMENT TO REFLECT THE ACTUAL SERVICES PROVIDED BY
THE GENERATOR IN QUESTION.

                           CONTENTS


Clause          Title

1.             Definitions and Interpretation
2.             Commencement and Term
3.             Reactive Power
4.             Future Method of Paying for Reactive Energy
5.             Cancelled Starts
6.             Hot Standby
7.             Frequency Response
8.             Black Start Capability
9.             Payment
10.            Limitation of Liability
11.            Metering
12.            Termination
13.            Assignment
14.            Confidentiality for NGC and its Subsidiaries
15.            Confidentiality for the Generator
16.            Additional Costs
17.            Waiver
18.            Notices
19.            Counterparts
20.            Variations
21.            Dispute Resolution
22.            Jurisdiction
23.            Governing Law
24.            Severance of Terms
25.            Entire Agreement

Schedule A      Term of the Agreement for Commercial Ancillary
                 Services and periods of notice
Schedule B      Form of Amending Agreement
Schedule C      Charging Principles
Schedule D      Reactive Power
Schedule E      Frequency Response
Schedule F      Fast Starts and Load Reduction
Schedule G      Black Start
Schedule H      Notices
Schedule I      Indexation Formulae
Schedule J      Definitions
Schedule K      Cancelled Start and Hot Standby

THIS AGREEMENT is made the             day of             1990


BETWEEN:


THE NATIONAL GRID COMPANY PLC a company registered in England with Number 2366977 whose registered office is at National Grid
House, Sumner Street, London SEI 9JU ("NGC" which expression shall include its permitted successors and/or assigns).

[NP]    [POWERGEN]     [PUMPED STORAGE]        [NUCLEAR ELECTRIC]
[OTHERS]........................ (the "Generator" which
expression shall include its permitted successors and/or assigns).


WHEREAS


For the purposes of the operation and use of the NGC Transmission
System, the Grid Code the Master Connection Agreement and the
Supplemental Agreements require that certain Ancillary Services be provided by the Generator.

NGC has agreed to pay for such Ancillary Services at the rates and prices and in the manner hereinafter set out.


NOW IT IS HEREBY AGREED as follows:


DEFINITIONS AND INTERPRETATION

In this Agreement unless the subject matter or context otherwise requires or is inconsistent therewith, the definitions set out in Schedule J shall apply.

In this Agreement:

     except where the context otherwise requires, references to a particular Sub-Clause, Clause, Paragraph or Schedule shall be a reference to that Sub-Clause, Clause, Paragraph or Schedule in or to this Agreement;

     the table of contents and headings are inserted for convenience only and shall be ignored in construing this Agreement;

     references to the words "include" or "including" are to be construed without limitation; except where the context otherwise requires, any reference to an Act of Parliament or any Part or Section or other provision of, or Schedule to, an Act of Parliament shall be construed, at the particular time, as including a reference to any modification, extension or re-enactment thereof then in force and to all instruments, orders or regulations then in force and made under or deriving validity from the relevant Act of Parliament;


     references to the masculine shall include the feminine and references in the singular shall include references in the plural and vice versa;

     except where the context otherwise requires, any reference to a "person" includes any individual, partnership, firm, company, corporation, joint venture, trust, association, organisation or other entity, in each case whether or not having separate legal personality.


COMMENCEMENT AND TERM

This Agreement shall come into effect on the Effective Date and shall continue in force and effect as follows:

     in respect of System Ancillary Services until terminated pursuant to the terms of this Agreement;

     in respect of Commercial Ancillary Services, for the respective period or periods from the Effective Date shown in Schedule A for the particular Generating Units and Ancillary Services there set out unless in any case terminated earlier pursuant to the terms of this Agreement.

If at any time after the Effective Date the Parties enter into a Supplemental Agreement in relation to a New Connection Site or a variation to a Supplemental Agreement following a Modification to an existing Connection Site which in either case (either by agreement or pursuant to an obligation under the Grid Code) requires the Generator to provide Ancillary Services of any kind to NGC, the Parties shall at the same time enter into an agreement in the form set out in Schedule B amending this Agreement to reflect the terms agreed as to the payments to be made by NGC for the Ancillary Services concerned.

At least three months prior to the date when this Agreement expires by affluxion of time in respect of any Commercial Ancillary Service from a Generating Unit, the Parties shall discuss the price payable and the period for which such price will be payable for such an Ancillary Service with effect from such date. Provided that the Parties reach agreement prior to such date this Agreement will be amended accordingly; otherwise this Agreement will expire in respect of that Commercial Ancillary Service from the Generating Unit concerned on such expiry date.

Price Adjustment

The rates, prices and indexation formulae set out in this Agreement for System Ancillary Services shall be reviewed as at and (if appropriate) adjusted as from each Review Date during the term of this Agreement.

The Parties shall endeavour to agree the amount of any such adjustment to the rates and prices and any adjustment to the indexation formulae and in endeavouring to agree such adjustments they shall have regard to the Charging Principles set out in Schedule C. If the adjustment to the rates, prices or indexation formulae shall not have been so agreed between the Parties three months before the Relevant Review Date (whether through failure or omission to agree or to negotiate or to initiate any negotiations or any other cause) either Party may at any time (whether before or after the Relevant Review Date) by notice in writing to the other Party require any adjustment not so agreed to be determined by arbitration pursuant to Clause 21.

If any adjustment to the rates, prices and indexation formulae (or any of them) has not been ascertained (by agreement or determination) by the Relevant Review Date in accordance with the provisions of Sub-Clauses 2.4 to 2.6, NGC shall pay to the Generator for any interval between the Relevant Review Date and the date when such rates, prices or indexation formulae have been ascertained as aforesaid sums for Ancillary Services calculated at the corresponding rates and prices applicable during the period immediately preceding the Relevant Review Date. Upon any adjustment to the rates, prices and indexation formulae (or any of them) being ascertained as aforesaid any additional amount or reduced amount payable or repayable for the period commencing on the Relevant Review Date and ending on the date when the rates, prices or indexation formulae concerned shall have been ascertained shall be paid by NGC to the Generator (or deducted by NGC from the sum otherwise due to the Generator) together with interest on the additional amounts which would have been payable (or the amounts by which the payments would have been reduced) had the adjustment been ascertained a-( the Relevant Review Date at the rate applicable to overdue payments provided in Clause 9.

On each occasion that the rates, prices and indexation formulae are ascertained pursuant to the provisions of this Clause, the Parties shill enter into an amending agreement in the form set out in Schedule B recording the revised rates, prices and indexation formulae so ascertained.

Save in respect of System Ancillary Services in a year when rates and prices are to be reviewed under Sub-Clauses 2.4 to 2.7, the rates and prices set out in this Agreement shall be adjusted as at and as from 1st April each year ("the Indexation Date") or at such other Intervals and as at and as from such other dates as NGC may in its sole discretion agree during the term of this Agreement. Such adjustment shall be calculated by the application of the formulae set out in Schedule 1.

REACTIVE POWER

Subject to Sub-Clauses 3.9 and 3.10, NGC shall pay the Generator for producing Reactive Power from a Generating Unit in accordance with the Grid Code SDC the sums calculated by reference to the amounts shown in Schedule D Part 1 in relation to that Generating Unit.

The Parties agree that the provisions of Sub-Clause 3.1 represent an interim arrangement for paying for Reactive Power pending implementation of the payment regime referred to in Clause 4.

Synchronous Compensation

Subject to Clause 3.13, NGC shall pay the Generator for producing Reactive Power by means of Synchronous Compensation in accordance with instructions issued under the Grid Code SDC (in addition to the sum payable under Clause 3.1) the following amounts for each Generating Unit:

     in respect of each Synchronous Compensation Start-Up of the Generating Unit concerned a sum equal to the Start-Up Price contained in the Generator's Generation Offer Prices for the Schedule Day in which the Start-Up for Synchronous Compensation occurs; and

     an amount calculated by reference to the figures in Schedule
D Part 2 for the operating time spent In response to the instruction for Synchronous Compensation, being the time expressed in minutes from Synchronisation to Desynchronisation.

Opportunity Costs

As soon as the Generator becomes aware that any Generating Unit falls below the standard of Reactive Power capability required by the Grid Code or, where relevant, the capability specified in the applicable Supplemental Agreement, the Generator may notify NGC in writing to that effect. In that event the Parties shall discuss the matter and the Generator shall submit in writing to NGC for approval the date and time by which the Generator shall have brought the Generating Unit concerned to a condition where it complies with such Reactive Power capability. NGC shall not unreasonably withhold or delay its approval of the Generator's proposed date and time. Should NGC not approve the Generator's proposed date or time (or any revised proposal) the Generator shall amend such proposal having regard to any comments NGC may have made and re-submit it for approval.

If, in consequence of the approval by NGC of any proposal made by the Generator pursuant to the Grid Code OC 5.5.1.8 or Sub-Clause
3.4, the Generator shall take or keep a Generating Unit out of service for any period other than:

(a) an outage period identified pursuant to the Grid Code OC2 as at the time when:the default was first notified to NGC under Sub-Clause 3.4; or

     the Generating Unit concerned was determined pursuant to the Grid Code OC 5.5.1.8 not to have the Reactive Power capability required by the Grid Code or, where relevant, the capability specified in the applicable Supplemental Agreement; or

(b) any adjustment by up to four weeks of such previously identified outage period without affecting the duration of such period; or

(c) the period first requested by the Generator under OC 5.5.1.8 or Sub-Clause 3.4, for the purpose of the repair, maintenance, renewal, modification or replacement of equipment needed to enable the Generator to comply with the terms of the approved proposal, NGC shall pay to the Generator 50% of the amount of any opportunity costs the Generator may incur as a direct result of the Generating Unit being out of service for the period concerned.

If the Generator intends to carry out any work of repair, maintenance, renewal, modification or replacement ("the Concurrent Work") other than the repair, maintenance, renewal, modification or replacement referred to in Sub-Clause 3.5 in connection with the Generating Unit concerned during the period referred to and for the purposes referred to in Sub-Clause 3.5, it shall forthwith notify NGC of such intention. If the carrying out of the Concurrent Work is likely to reduce the length of any outage identified pursuant to the Grid Code OC2 as at the time referred to in Sub-Sub-Clause 3.5(a) for the Generating Unit concerned, the sum payable to the Generator under Sub-Clause 3.5 shall be reduced by such sum as is equal to 50% of the net present value of the forecast opportunity cost saving, as determined, in the absence of agreement, by arbitration in accordance with Clause 21.

The opportunity costs for each day of an outage referred to in Sub-Clause 3.5 (and to which the percentage figure referred to shall be applied) shall be calculated in the following manner:

     If "N" is non-zero, calculate the average bid price ("ABP")
during the Reference Period:
                                   RP   Genset Bid Price
          ABP   =   1
                    N

     RP is the sum over all Settlement Periods during the Reference Period for which Genset Declared Availability (XAij) is not zero;

     "N" is the number of such Settlement Periods where XAii is non-zero;

     If "M" is non-zero, calculate the Average Genset Price
("AGSP") during the Reference Period.
                                   RP   Genset Price

          AGSP =    1
                    M

     RP is the sum over all Settlement Periods during the Reference Period for which Genset Unconstrained Generation (Uij) is not zero;

     "M" is the number of such Settlement Periods where Uij is non-zero;

Calculate opportunity costs ("OC") in accordance with the appropriate one of the following formulae:

     if M equals zero and N equals zero for the Reference Period;

     OC   =     GRC x 0.85 x SPD x (LOLP x (VLL - SMPI))
          j

     if M equals zero and N does not equal zero for the Reference
Period;

     OC GRC x 0.85 x SPD x (max ((SMPJ - ABP), 0) + LOLP x (VLL - max (ABP, SMPj)));

     if M does not equal zero for the Reference Period;

     OC   =     GRC x 0.85 x SPD x (max (SMPI - AGSP), 0) + LOLP
x
          j
     x (VLL - max (ABP, Smpj)));


     In this Sub-Sub-Clause 3.7(c) "j" means the sum over all Settlement Periods of any Settlement Day that the Generating Unit concerned is out of service.

(d) In this Sub-Clause the following terms shall have the following meanings:-

     "Genset Bid Price"       the meaning attributed to it in the
Pool Rules;

     "Genset Price"           the meaning attributed to it in the
Pool Rules;

     "GRC"               MW rating of the Generating Unit
concerned as recorded under the Data Registration Code of the Grid Code;

     "i"                 refers to a Generating Unit;

     "i"                 refers to an integrated value over a
Settlement Period;

     "LOLP"              Loss of Load Probability as defined in
the Pool Rules;

     "max"                    the value of the largest data item
In that set;

     "Reference Period"       a period of 30 Settlement Days
immediately before notification under Sub-Clause 3.4 or the date when the Generating Unit first failed to pass the Reactive Power
Test under the Grid Code;

     "SMP"               System Marginal Price as defined in the
Pool Rules;

     "SPD"                    Settlement Period Duration, being
the duration in decimal hours of a standard Settlement Period;

     "VLL"               Value of Lost Load as defined in the
Pool Rules.

The Parties agree that there is no presumption arising from the foregoing that Sub-Clauses 3.4 to 3.7 inclusive shall apply to Generating Units not listed in Schedule D, Part 1.

Default by Generator

If a Generating Unit fails to provide Reactive Power in accordance with instructions issued under the Grid Code, then subject to Sub-Clause 3.10 the Generator shall not be entitled to payment under Sub-Clause 3.1 for the Generating Unit concerned in respect of the half hour when the failure occurred.

If the failure by the Generator to provide Reactive Power in accordance with instructions issued under the Grid Code shall be a partial failure, NGC shall pay to the Generator for the Generating Unit concerned in respect of the half hour when the failure occurred the sum payable under Sub-Clause 3.1 reduced by the application of the following formula:

     Registered MVAr - 2 x Actual MVArh      half hourly payment
as set out
     Registered MVAr                    x    in Schedule D, Part
1.

where     "Registered MVAr         =    MVAr capacity of the
Generating Unit concerned at GRC (as defined in Sub-Clause 3.7) taken from the charts submitted by the Generator pursuant to the Grid Code OC2.4;

     "Actual MVArh"      =    the recorded half hourly integrated
MVAr output for the Generating Unit concerned averaged between the two sets of data referred to in Sub-Clauses 3.11(a) and (b) respectively or if only one set of such data is available, that set.

The failure or partial failure referred to in Sub-Clauses 3.9 and
3.10 shall be deemed to have occurred if:

     NGC Control Room Voltage and MVAR metering; and readings from Power Station voltage and MVAR metering,

show that:

     voltage was below the target voltage (to an accuracy of 0.5%) Instructed pursuant to the Grid Code or the Generating Unit concerned was instructed to full lagging Reactive Power output and the lagging Reactive Power output (to an accuracy of 5%) was less than the Registered MVAR; or

     voltage was above the target voltage (to an accuracy of 0.5%) instructed pursuant to the Grid Code or the Generating Unit concerned was instructed to full leading Reactive Power output and the leading Reactive Power output (to an accuracy of 5%) was less than the Registered MVAR.

NGC shall have the right at any time to call for the prompt production of the data referred to in Sub-Sub-Clause 3.11(b) upon production of NGC's own data indicating that a failure or partial failure to provide Reactive Power has occurred.

If the Generator falls to provide any Reactive Power within ten minutes of the time of an instruction to provide Reactive Power by means of Synchronous Compensation NGC shall forthwith notify the Generator to that effect and the Generator shall be deemed to have failed to comply with the instruction and shall not be entitled to any payment under Sub-Clause 3.3(i).

NGC's right to withhold or reduce payment shall be NGC's sole remedy against the Generator under this Agreement in respect of failure to provide Reactive Power but shall be without prejudice to any other rights NGC may have against the Generator under the Grid Code and/or the Master Connection Agreement and/or any Supplemental Agreement.

FUTURE METHOD OF PAYING FOR REACTIVE ENERGY

The Parties agree that, as from the end of a period of six months following the FMS Date, or as from the next Review Date following the FMS date if this be earlier, the monthly payment provided for by Clauses 3.1 and 3.3 will be replaced by a charge based upon the metered output (to the extent instructed and to accuracies to be agreed) of Reactive Energy from that Generating Unit, adjusted as appropriate to derive the Reactive Energy delivered to the NGC Transmission System or the relevant User System as the case may be. The charge shall be calculated in accordance with the following formulae:

     For  Lagging  Reactive  Energy:

          Y = Ax2

     "y" means the payment in L per half hour for Lagging
Reactive Energy;

     "A" means a sum to be agreed between NGC and the Generator;
and

     "X" means 2 x  half hourly integrated lagging MVAR output
                    maximum lagging MVAR output at rated MW

     For Leading Reactive Energy:

          Z = Bw2

     "Z" means the payment in L per half hour for Leading
Reactive Energy;

     "B" means a sum to be agreed between NGC and the Generator;

     "W" means 2 x  half hourly integrated leading MVAR output
                    maximum leading MVAR output at rated MW

The Parties will negotiate with a view to agreeing the detailed calculations for the new payment having regard to the Charging Principles set out in Schedule C. If agreement is reached, Clauses 3 and 4 and Schedule D will be amended accordingly. If the Parties are unable to reach agreement within 28 days of either Party serving on the other notice of its intention to refer the matter to arbitration either Party may refer the matter to arbitration for determination pursuant to Clause 21.

CANCELLED STARTS

In this Clause and in Clause 6 the following terms shall have the following meanings:

"NTS"                at  any  time,  the appropriate  period  (in
minutes) required to Synchronise as notified by the Generator to NGC in accordance with the Grid Code DRC;

"NTS  Start  Time"          the  point  in  time  calculated   by
subtracting NTS from t2;

"t1"            the time, given In the instruction to come to Hot
Standby, when the state of Hot Standby is to be achieved;

"t2"              the  time,  specified  in  an  instruction   to
Synchronise, at which readiness to Synchronise is to be achieved;

"t3"             the  time when the Cancellation Instruction  was
issued;

"SUP"                the Start-Up Price bid by the Generator  for
the Generating Unit in question for the Schedule Day when the Cancellation Instruction was issued;

"H"             the factor (expressed as a decimal and set out in
Schedule K, Part 2) by which the Start-Up Price bid by the Generator for the Generating Unit in question for the Schedule Day is multiplied to derive the price of operating at Hot Standby;

"T"              the  period  in minutes to be taken  to  achieve
readiness to Synchronise notified by the Generator to NGC and specified in the instruction to come to Hot Standby.

Where NGC issues a Cancellation Instruction before NTS Start Time or where the Cancellation Instruction is followed within 2 minutes by an instruction which has the effect of cancelling the Cancellation Instruction, no payment shall be due to the Generator in respect of a Cancelled Start.

If NGC issues to the Generator a Cancellation Instruction within the period before Synchronisation set out in Schedule K, Part 1 for the Generating Unit concerned, the Cancellation Instruction shall be deemed not to have been given and no payment for Cancelled Start shall be due to the Generator under this Agreement.

Subject  to  Sub-Clause  5.5, where  NGC  issues  a  Cancellation
Instruction on or after NTS Start

Time,  NGC  shall  pay the Generator, for each such  Cancellation
Instruction   with  which  the  Generator  complies   an   amount
calculated as follows:

                       t3 - (t2 - NTS)

                             NTS

If, following a Cancellation Instruction the Generating Unit supplies Active Power in the absence of any other instruction issued to the Generator which would result in the Generating Unit concerned supplying Active Power at that time, the Generator shall be deemed to have failed to comply with the Cancellation Instruction and shall not be entitled to any payment under Sub-Clause 5.3 in respect of the Generating Unit concerned.

NGC's right to withhold payment shall be NGC's sole remedy against the Generator under this Agreement in respect of failure to comply with a Cancellation Instruction but shall be without prejudice to any other rights which NGC may have against the Generator under the Grid Code and/or the Master Connection Agreement and/or any Supplemental Agreement.

HOT STANDBY

Subject  to  Sub- Clause 6.4, where NGC issues an instruction  to come  to  Hot  Standby followed by an instruction to Synchronise,
NGC   shall  pay  to  the  Generator  for  complying  with   such
instructions a sum calculated as follows:

          (t2 - T - t1) x H x SUP

Where NGC issues an instruction to come to Hot Standby followed by an instruction cancelling Hot Standby after Hot Standby has been reached NGC shall pay to the Generator for complying with such Instruction a sum calculated as follows:


          NTS - T   x    SUP + (t3 - t1) x H x SUP
            NTS

Where NGC issues an instruction to come to Hot Standby followed by an instruction cancelling Hot Standby before Hot Standby is reached, NGC shall pay to the Generator for complying with such instruction a sum calculated as follows:

          t3 - tl + (NTS - T) x    SUP
               NTS

In the case of an instruction to come to Hot Standby followed by an instruction to Synchronise, If the Generating Unit concerned fails to Synchronise within five minutes of the end of the period specified in the instruction to come to Hot Standby the Generator shall be deemed to have failed to comply with the instruction to come to Hot Standby and shall not be entitled to any payment under Sub-Clause 6.1 In respect of the Generating Unit concerned.

NGC's right to withhold payment shall be NGC's sole remedy against the Generator under this Agreement in respect of failure to comply with instructions relating to Hot Standby but shall be without prejudice to any other right which NGC may have against the Generator under the Grid Code and/or the Master Connection Agreement and/or any Supplemental
Agreement.

FREQUENCY RESPONSE

Payment for Frequency Sensitive Generation

Subject to Sub-Clause 7.4, NGC shall pay to the Generator for operating a Generating Unit in:

     Primary Response mode; or
     Primary and Secondary Response mode; or
     Primary and Secondary Response and Five Minute Reserve mode; or Secondary Response and Five Minute Reserve; or
     Five Minute Reserve mode;

in accordance with instructions issued to it under the Grid Code SDC a sum calculated in accordance with the figures set out in the relevant column of Schedule E for each Generating Unit for the period expressed in minutes that the Generator is so operating. The Parties acknowledge and agree that the value for Loading, Response and Reserve given in Schedule E are interim value only and are not necessarily the values achievable at the prices given in the Schedule. The Parties shall endeavour to agree such values within 12 months of the Effective Date. If the Parties are unable to reach agreement within that period, either party may by notice in writing to the other party at any time after the end of such period, refer the matter to arbitration pursuant to Clause 21. As soon as the relevant figures have been agreed or determined in accordance with the foregoing, they shall be substituted for the corresponding figures in Schedule E with effect from the date of such agreement or determination.

Where in any Settlement Period a Generating Unit generates Energy at or above its Offered Availability for that Settlement Period but has not been instructed by NGC to provide Primary Response, Secondary Response or Five Minute Reserve or any combination of these three, no payment for Frequency Response shall be due to the Generator in respect of that Settlement Period.

Where in any Settlement Period a Generating Unit is operating in Frequency Sensitive Mode at an instructed level below its Offered Availability but has not been instructed by NGC to provide Primary Response, Secondary Response or Five Minute Reserve or any combination of these three for that Settlement Period, NGC shall pay the Generator the sum which would be payable to the Generator for that Settlement Period in response of that Generating Unit had NGC instructed that Generating Unit to operate in Primary Response Mode.

If a Generating Unit fails (as measured by OC5.5.2 of the Grid Code or by routine testing and/or monitoring procedures to be agreed by NGC and the Generator) to provide whether automatically (MW/Hz) or by manual instruction the level of response specified in Schedule E for the MW loading instructed for that Generating Unit when operating in any of the modes set out in Sub-Clause 7.1, NGC shall pay to the Generator In respect of the Settlement Period in which such failure shall occur, the same proportion of the sum payable under Sub-Clause 7.1 as the actual level of response bears to the level of response specified in Schedule E for that Generating Unit.

Each Party shall use its best endeavours to put in place as soon as is reasonably possible such routine testing and/or monitoring procedures as are appropriate to the purposes of Sub-Clause 7.4.

NGC's right to withhold or reduce payment shall be NGC's sole remedy against the Generator under this Agreement in respect of failure to operate In Frequency Sensitive Mode, but shall be without prejudice to any other rights NGC may have against the Generator under the Grid Code and/or the Master Connection Agreement and/or any Supplemental Agreement.

Payment for Fast Start Capability and Load Reduction Capability

Subject to Sub-Clause 7.14, NGC shall pay to the Generator a capability payment calculated in accordance with Schedule F Part 1 in respect of each [Gas Turbine Unit] [Pumped Storage Unit] for each Settlement Period when it is declared available by the Generator for Low Frequency Relay initiated or manual response [or for Load Reduction] in accordance with the Grid Code SDC.

Should a [Gas Turbine Unit] [Pumped Storage Unit] be determined pursuant to the Grid Code OC 5.5.3 not to have Its Fast Start Capability no payment shall be made under SubClause 7.7 to the Generator for the [Gas Turbine Unit] [Pumped Storage Unit] concerned in respect of the period commencing with the time agreed by the Parties or determined by arbitration pursuant to the Grid Code when the [Gas Turbine Unit] [Pumped Storage Unit] first failed to have the Fast Start Capability and expiring at the time the [Gas Turbine Unit] [Pumped Storage Unit] Is next declared available for Low Frequency Relay initiated or manual response following. the time when it is determined that the [Gas Turbine Unit] [Pumped Storage Unit] concerned has its Fast Start Capability restored pursuant to the Grid Code OC5.5.3.

Payment for Fast Start from Gas Turbine Units

Subject to Sub-Clause 7.14, NGC shall pay to the Generator a sum calculated in accordance with Schedule F Part 1 for each Fast Start It makes from a Gas Turbine Unit in automatic response to a frequency deviation in accordance with the Grid Code or in accordance with an instruction issued to the Generator under the Grid Code.

Payment  for Pumped Storage Generation Spinnings in Air and  Mode
Changes

NGC shall pay to the Generator a sum calculated in accordance with Schedule F, Part 2 in respect of each Pumped Storage Unit each time it adopts the Spinning in Air mode in accordance with instructions issued to the Generator under the Grid Code.

NGC shall pay to the Generator a sum calculated in accordance with Schedule F, Part 2 for each Pumped Storage Unit for the period during which it is operating in Spinning in Air mode for Frequency Response purposes in accordance with instructions issued to the Generator under the Grid Code.

Subject to Sub-Clause 7.14, NGC shall pay to the Generator a sum calculated in accordance with Schedule F, Part 2 for each Pumped Storage Unit for each Fast Start it makes from Spinning in Air mode in automatic response to a frequency deviation in accordance with the Grid Code or in accordance with instructions issued to the Generator under the Grid Code. Subject to Sub-Clause 7.14, NGC shall pay to the Generator a sum calculated in accordance with Schedule F, Part 3 for each Pumped Storage Unit for each Fast Start it makes from standstill in automatic response to a frequency deviation in accordance with the Grid Code or in accordance with instructions issued to the Generator under the Grid Code.

Fast Start Default by Generator

If a Generating Unit shall fail (according to routine testing and/or monitoring procedures to be agreed by NGC and the Generator) to be Synchronised and Loaded to reach full Load within five minutes of a decrease in System Frequency occurring sufficient to initiate a Fast Start by means of the Low Frequency Relays set at the setting required by NGC under the Grid Code SDC or within seven minutes of a manual instruction to Fast Start:-

     the capability payment under Sub-Clause 7.7 shall be reduced for the day in which the failure occurs in proportion to the amount by which the Active Power actually supplied within five or seven minutes as the case may be falls short of full Load; and the Generator shall not be entitled to payment under Sub-Clause 7.9, 7.12 or 7.13 as the case may be.

Each Party shall use its best endeavours to put in place as soon as is reasonably possible such routine testing and/or monitoring procedures as are appropriate to the purposes of Sub Clause 7.14.

NGC's right to withhold or reduce payment shall be NGC's sole remedy against the Generator under this Agreement in respect of failure to provide Fast Start Capability or a Fast Start, but shall be without prejudice to any other rights NGC may have against the Generator under the Grid Code and/or the Master Connection Agreement and/or any Supplemental Agreement.

Payment for Load Reduction and Despatch of Pumped Storage Plant

Subject to Sub-Clause 7.18, NGC shall pay the Generator for providing Load Reduction and/or agreeing to Despatch its Final Pumping Programme in accordance with instructions issued to it under the Grid Code a sum calculated in accordance with the following formulae for each Final Pumping Programme Period in which a Load Reduction service is provided or the Final Pumping Programme is subject to Despatch instructions:-

     (a)  exact pumping                              DC
     (b)  over-pumping, but less than permitted
          tolerance                                  DC - m x DE
     (c)  over-pumping, but greater than permitted
          tolerance                                  DC - m x dE
     (d)  under-pumping, but less than permitted
          tolerance                                  DC + m x DE
     (e)  under-pumping, but greater than tolerance  DC + P  x (DE-de) = m x dE

Where:

"exact  pumping"          means that the exact amount  of  Energy
has  actually  been  consumed for pumping in  the  Final  Pumping
Programme  Period  as  would have been  consumed  had  the  Final
Pumping Programme been followed;

"over-pumping"       means  that more Energy  has  actually  been
consumed for pumping in the Final Pumping Programme Period than would have been the case had the Final Pumping Programme been followed;

"under pumping"          means that less Energy has actually been
consumed for pumping in the Final Pumping Programme Period than would have been the case had the Final Pumping Programme been followed;

"DE"                 means  the  total shortfall  or  surplus  of
actual Energy consumed for pumping in the Final Pumping Programme Period as measured against the Energy that would have been consumed had the Final Pumping Programme been followed; the value of DE is always positive;

"dE" and "permitted
tolerance"                means  350  MWb,  being  the  permitted
tolerance  allowed to NGC for the shortfall or surplus of  actual
Energy  consumed  for  pumping  in the  Final  Pumping  Programme
Period;

"DC"                 means  the difference, whether  positive  or
negative, in the cost of Energy consumed for pumping in the Final Pumping Programme Period, being the actual cost thereof minus the cost that would have been incurred had the Final Pumping Programme been followed;

"m"                  means the Weighted Average Price that  would
have been paid for Energy for pumping in any Settlement Period had the Final Pumping Programme been followed;

"P"                 means the average of the Genset Bid Prices of
a tranche of 500 MW of available Open Cycle Gas Turbine Units with the lowest Genset Bid Prices in the Settlement Day commencing at 0000 after the start of the Final Pumping Programme Period;

"Weighted Average
Price"                    means the price in pounds per MWh calculated
by taking the total Energy cost that would have been incurred had the Final Pumping Programme been followed and dividing it by the total Energy that would have been consumed had the Final Pumping Programme been followed.

The  Generator shall not be entitled to payment under  Sub-Clause
7.17 if and to the extent that it has been prevented from pumping during the Final Pumping Programme Period by reason of physical transmission constraints or widespread load shedding within the zone containing Pumped Storage Plant.

NGC shall pay to the Generator a capability payment calculated in accordance with Schedule F, Part 4 for each Final Pumping Programme Period when the Generator and NGC have agreed that NGC should have the ability to Despatch the Generator's Final Pumping Programme.

NGC shall pay the Generator a sum calculated in accordance with the figures set out in the relevant column of Schedule F, Part 5, 6 and 7 and in respect of each Pumped Storage Unit on each occasion that it makes a Mode Change in accordance with the Grid Code during any period when the Generator is providing a Load Reduction service or has agreed to the Despatch of its Final Pumping Programme.

NGC shall pay to the Generator a sum calculated in accordance with the figures set out in the relevant column of Schedule F,
Part 5 in respect of each Pumped Storage Unit for the time it is operating in Spin Pump Mode in accordance with the Grid Code during any period when it is providing a Load Reduction service or has agreed to the Despatch of its Final Pumping Programme.

BLACK START CAPABILITY

NGC shall pay the Generator in respect of each Black Start Station for providing a Black Start Capability the amounts per Settlement Period provided in Schedule G for each Settlement Period for which the Generator declares any Generating Unit at the Black Start Station available for generation pursuant to the Grid Code SDC.

Should a Black Start Station be determined not to have a Black Start Capability pursuant to the Grid Code OC5.5.4, no payment shall be made under Clause 8.1 to the Generator for the Black Start Station concerned in respect of the period commencing on the date and time agreed by the Parties or determined by arbitration pursuant to the Grid Code OC5.5.4 when the Black Start Station first failed to have the Black Start Capability and expiring on the date and time when the Generator next declares any Generating Unit at the Black Start Station available for generation following the date and time when the Black Start Station is next determined to have its Black Start Capability restored pursuant to the Grid Code OC5.5.4.

If following an instruction from NGC pursuant to the Grid Code OC9 the Generator fails to provide a Black Start at a Black Start Station within a period consistent with its current registered dynamic parameters, no payment shall be made under Sub-Clause 8.1 from the date and time of such failure until such date and time as the Generator next declares any Generating Unit at that Black Start Station available for generation following the date and time when the Black Start Station is next determined to have its Black Start Capability restored pursuant to the Grid Code OC5.5.4.

PAYMENT

On the fifth day of each month NGC shall send to the Generator a detailed statement ("the Monthly Statement") setting out all Ancillary Services supplied by the Generator during the previous month and calculating the payments due to the Generator in respect of such services for that month in accordance with this Agreement.

If the Generator has failed to supply any Ancillary Service in accordance with the Grid Code or any instructions issued under the Grid Code, NGC shall produce to the Generator at the same time as it sends the Monthly Statement next follOWing the time when such records or evidence become available, the records of the monitoring and/or tests carried out pursuant to the Grid Code OC 5.5, the records of the agreed monitoring and/or testing procedures set out or provided for in this Agreement and any other evidence upon which it relies as showing such failure. If the Generator disagrees with such records or with any other fact or calculation set out in the Monthly Statement, it shall produce to NGC the evidence which it relies upon in support of such disagreement. The Parties shall discuss and endeavour to resolve the matter but if it cannot be resolved the records of the monitoring and/or test procedures and the facts and calculations set out in the Monthly Statement shall be binding upon the Parties until such time as they are reversed or revised by agreement or by an arbitrator appointed pursuant to Clause 21.

Should any dispute or disagreement under this Clause concern the same facts and matters as a dispute or disagreement under the Settlement calculation procedures set out in the Pooling and Settlement Agreement the outcome of the dispute or disagreement under the Pooling and Settlement Agreement shall be binding upon the Parties in relation to the dispute or disagreement under this Agreement.

Notwithstanding the provisions of Sub-Clause 9.2, if any fact or matter set out in the Monthly Statement shall be inconsistent with any fact or matter set out in a final run of the Settlement calculation issued by the Settlement System Administrator under the Pooling and Settlement Agreement, the facts and matters set out in the Settlement calculation or which, following a dispute, it is found or agreed should be there set out shall be binding upon both Parties.

If either Party intends to dispute any fact or matter contained in a final run of a Settlement calculation which is inconsistent with any fact or matter contained in a Monthly Statement it shall serve notice in writing on the other Party to that effect in order that the other Party may make such representations as it wishes to the Settlement System Administrator or exercise such rights as it may have under the Pooling and Settlement Agreement.

NGC shall send to the Generator 20 days after the date of the Monthly Statement an amended statement ("the Amended Monthly Statement") to take into account any changes which require to be made to it in consequence of the procedures set out in Sub-Clauses 9.2 to 9.5 inclusive.

Where dispute is resolved later than 20 days after the date of the Monthly Statement or where pursuant to the procedures set out in Sub-Clause 9.2 it is determined that the Generator was not entitled to receive a payment already made, NGC shall adjust the account between itself and the Generator accordingly in the next Monthly Statement or Amended Monthly Statement which it issues. The due date of payment for the purposes of Sub-Clause 9.9 in respect of any disputed amount shall be the date for payment of the Monthly Statement from which the dispute arises.

NGC shall pay to the Generator the amount shown as due in an Amended Monthly Statement within three Business Days of the date on which the Amended Monthly Statement is or should be issued.

If NGC fails to pay on the due date any amount properly due under this Agreement NGC shall pay to the Generator interest on such overdue amount from and including the date of such failure to (but excluding) the date of actual payment (as well after as before judgement) at the rate of 4% over Barclays Bank PLC base lending rate for the time being and from time to time. Interest shall accrue from day to day.

Notwithstanding any other provision of this Agreement, the Parties shall not be limited in any way as to the evidence they may rely upon in any proceedings arising out of or in connection with payment for any Ancillary Service under this Agreement and the Parties agree that in the event and to the extent that either Party succeeds in proving in any such proceedings that any Ancillary Service was or was not provided, the successful Party shall be entitled to repayment of the sums previously paid under this Agreement or payment of sums not paid as the case may be in respect of such Ancillary Service.

If following a dispute or pursuant to the procedures set out in Sub-Clause 9.2 it is determined or agreed that the Generator was not entitled to any payment it has received, NGC shall be entitled to interest on the amount so paid from the date of payment until the date of repayment or the date when NGC makes a payment to the Generator which takes such repayment into account. Such interest shall be calculated in the same manner and at the same rate as is provided for overdue payments under Sub-Clause 9.9

Save as otherwise expressly provided in this Agreement, sums payable by NGC pursuant to this Agreement whether of charges, interest or otherwise shall (except to the extent otherwise required by law) be paid in full, free and clear of and without deduction, set-of f or deferment in respect of any disputes or claims whatsoever provided that NGC may deduct from such sums the amount of any final award or judgment obtained by NGC pursuant to the Master Connection Agreement or agreed by the Generator which arises out of any failure by the Generator to provide or make available Ancillary Services pursuant to the Grid Code and/or any Supplemental Agreement.

NGC represents and warrants to the Generator that it enters into this Agreement as principal and not as agent f or any other person.

All amounts specified hereunder shall be exclusive of any Value Added Tax or other similar tax and NGC shall pay to the Generator Value Added Tax at the rate for the time being and from time to time properly chargeable in respect of the making available and/or supply of Ancillary Services under this Agreement, the Grid Code, the Master Connection Agreement or any Supplemental Agreement.

LIMITATION OF LIABILITY

Subject to Sub-Clause 10.2 and Clause 9 and save where any provision of this Agreement provides for an indemnity, the Parties agree and acknowledge that neither Party (the "Party Liable") nor any of its officers, employees or agents shall be liable to the other Party for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date of this Agreement was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach in respect of:

      physical damage to the property of the other Party, its officers, employees or agents; and/or the liability of such other Party to any other person for loss in respect of physical damage to the property of any person.

Nothing in this Agreement shall exclude or limit the liability of the Party Liable for death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents and the Party Liable shall indemnify and keep indemnified the other Party, its officers, employees or agents, from and against all such and any loss or liability which such other Party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents.

Subject to Sub-Clause 10.2 and Clause 9 and save where any provision of this Agreement provides for an indemnity neither the Party Liable nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to the other Party for:

      any loss of profit, loss of revenue, loss of use, loss of contract or loss of goodwill; or any indirect or consequential loss; or

      loss resulting from the liability of the other Party to any other person howsoever and whensoever arising save as provided in Sub-Sub-Clause 10.1(ii) and Sub-Clause 10.2.

Each Party acknowledges and agrees that the other Party holds the benefit of Sub-Clauses 10.1 and 10.2 and 10.3 for itself and as trustee and agent for its officers, employees and agents.

Each of Sub-Clauses 10.1, 10.2, 10.3 and 10.4 shall:

      be construed as a separate and severable contract term, and If one or more of such Sub-Clauses is held to be invalid, unlawful or otherwise unenforceable the other or others of such Sub Clauses shall remain in full force and effect and shall continue to bind the Parties; and

     survive termination of this Agreement.

For the avoidance of doubt, nothing in this Clause 10 shall prevent or restrict any Party enforcing any obligation (including suing for a debt) owed to it under or pursuant to this Agreement.

Each Party acknowledges and agrees that the provisions of this Clause 10 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date of this Agreement.

METERING

The relationship between the Parties with respect to Energy Metering Equipment shall be regulated in accordance with the Pooling and Settlement Agreement.
The relationship between the Parties with respect to Operational Metering Equipment shall be regulated by the Master Connection Agreement.

TERMINATION

This Agreement shall automatically terminate upon:

(i)   the Generator ceasing to be a Pool Member; or

(ii)  termination of the Pooling and Settlement Agreement; or

(iii) termination of the Master Connection Agreement; or

(iv) Revocation or withdrawal of the Generation Licence or the Transmission Licence.

Upon termination of any Supplemental Agreement, this Agreement shall be terminated to the extent that it applies to the Generating Units at and Ancillary Services supplied or made available from the Connection Site which is the subject of the said Supplemental Agreement. Where the Generator serves notice to Decommission or Disconnect the Generator's Equipment at a Connection Site under a Supplemental Agreement, the Parties shall discuss the possibility of terms being offered for the continued provision following the date when Decommissioning or Disconnection would otherwise have occurred of any Ancillary Service which was being provided by the Generator at that Connection Site immediately before service of the Notice to Decommission or Disconnect and for which NGC are unable to find a reasonable alternative.

No payments will be made under this Agreement in respect of an Ancillary Service to be provided from a Generating Unit in relation to any period when the Generating Unit or the
Generator's Equipment at any Connection Site used by that Generating Unit is prevented from providing that Ancillary Service by reason of a circumstance of Force Majeure under the Master Connection Agreement or is Deenergised, Decommissioned or Disconnected for any reason pursuant to the relevant Supplemental Agreement or the Master Connection Agreement.

Termination by the Generator

In the event that:

      NGC shall fall to pay (other than by inadvertent error in funds transmission which is discovered by the Generator, notified to NGC and corrected within 48 hours following such notification) any amount properly due or owing from it pursuant to this Agreement according to its terms and such non-payment continues unremedied and not disputed in good faith and upon reasonable grounds at the expiry of 7 Business Days immediately following receipt by NGC of written notice from the Generator of such non-payment; or

     In respect of NGC:

           an order of the High Court is made or an effective resolution passed for its insolvent winding-up or dissolution; or

            a   receiver  (which  expression  shall  include   an
administrative receiver within the meaning of Section 29 of the Insolvency Act 1986) of the whole or any material part of its assets or undertaking is appointed; or

            an administration order under Section 8 of the Insolvency Act 1986 is made or If a voluntary arrangement is proposed under Section I of that Act; or

           it enters into any scheme of arrangement (other than for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Director); or

           it is unable to pay its debts (within the meaning of Section 123(1) or (2) of the Insolvency Act 1986 save that such section shall have effect as if for pounds750.00 there was inserted pounds 250,000 (and NGC shall not be deemed to be unable to pay its debts if any demand for payment is being contested in good faith by it with recourse to all appropriate measures and procedures);

      and in any such case within 28 days of appointment of the liquidator, receiver, administrative receiver, administrator nominee or other similar officer, such person has not provided to the Generator a guarantee of future performance by NGC of the Agreement in such form and amount as the Generator may reasonably require and there has been no agreement reasonably satisfactory to the Generator reached between Pool Members as to payment of amounts due in the future under this Agreement, the Generator may declare by notice in writing to NGC that such event has become an event of default.

Once the Generator has given notice of an event of default this Agreement shall terminate. Termination of this Agreement as a whole or in relation to any Generating Unit and/or any Ancillary Service under Sub-Clauses 12.1 to 12.5 or any of them shall not affect any rights or obligations of the Parties which have accrued at the time of such termination.

ASSIGNMENT

The Generator shall not assign or transfer nor purport to assign or transfer the benefit or burden of this Agreement save in the following circumstances:

      the Generator may assign or charge its benefit under this Agreement in whole or in part by way of security;

      upon the disposal of the whole of the Generator's business or undertaking, the Generator may transfer its rights and obligations under this Agreement to the purchaser thereof provided that NGC has consented to the transfer of the Generator's rights and obligations under the Master Connection Agreement and all Supplemental Agreements;

      upon disposal of part of the Generator's business or undertaking comprising Generator's Equipment at one or more Connection Sites the Generator may transfer such of its rights and obligations under this Agreement as relate to the Generating Units and Ancillary Services concerned to the purchaser thereof provided that NGC has consented to the transfer of the Generator's rights and obligations under all Supplemental Agreements relevant to the part of the business or undertaking to be transferred.

NGC shall not assign or transfer nor purport to assign or transfer the benefit or burden of this Agreement save to a successor Ancillary Services. Provider.

CONFIDENTIALITY FOR NGC AND ITS SUBSIDIARIES

NGC and its subsidiaries shall secure that Protected Information is not:

      divulged by Business Personnel to any person unless that person is an Authorised Recipient;

     used by Business Personnel for the purposes of obtaining for NGC or for any of its subsidiaries or for any other person:

          any electricity licence; or
           any right to purchase or otherwise acquire, or to distribute electricity (including rights under any electricity purchase contract as defined in the Transmission Licence); or

            any  contract  or  arrangement  for  the  supply   of
electricity to Customers or any contract or Suppliers; or

           any contract for the use of any electrical lines or electrical plant belonging to or under the control of a Supplier;
or

           control of any body corporate which, whether directly or indirectly, has the benefit of any such licence, contract or arrangement; and

      used by Business Personnel for the purpose of carrying on any activities other than Permitted Activities,

except with the prior consent in writing of the Party to whose affairs such Protected Information relates.

Nothing in this Clause 14 shall apply:

      to any Protected Information which, before it is furnished to Business Personnel, is in the public domain; or

     to any Protected Information which, after it is furnished to Business Personnel:

           is acquired by NGC or any subsidiary of NGC in circumstances in which this Clause 14 does not apply; or

           is acquired by NGC or any subsidiary of NGC in circumstances in which this Clause 14 does apply and thereafter ceases to be subject to the restrictions imposed by this Clause
14; or enters the public domain,

     and in any such case otherwise than as a result of:

      (i) a breach by NGC or any subsidiary of NGC of its obligations in this Clause 14; or

      (ii)  a  breach by the person who disclosed that  Protected
Information of that person's confidentiality obligation and NGC or any of its subsidiaries is aware of such breach; or

     to the disclosure of any Protected Information to any person if NGC or any subsidiary of NGC is required or expressly permitted to make such disclosure to such person:

           in compliance with the duties of NGC or any subsidiary of NGC under the Act or any other requirement of Competent
Authority; or

           in  compliance with the conditions of the Transmission
Licence or any document referred to in the Transmission Licence with which NGC or any subsidiary of NGC is required by virtue of the Act or the Transmission Licence to comply; or

          in compliance with any other requirement of law; or

           in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-Overs and Mergers; or

           pursuant to the arbitration rules for the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to NGC or any of its subsidiaries; or

      to any Protected Information to the extent that NGC or any of its subsidiaries is required or expressly permitted to disclose that information under the terms of any agreement or arrangement (including this Agreement, the Grid Code, the Distribution Codes and the Fuel Security Code) with the Party to whose affairs such Protected Information relates.

NGC and each of Its subsidiaries may use all and any information or data supplied to or acquired by it from or in relation to the other Party in performing Permitted Activities including for the following purposes:

     the operation and planning of the NGC Transmission System;

      the calculation of charges and preparation of offers of terms for connection to or use of the NGC Transmission System;

      the  operation  and  planning  of  the  Ancillary  Services
Business and the calculation of charges therefor;

     the operation of the Settlements Business;

      the provision of information under the British Grid Systems
Agreement and the EdF Documents (as defined in the Pooling and Settlement Agreement),

and may pass the same to subsidiaries of NGC which carry out such activities and the Generator agrees to provide all information to NGC and its subsidiaries for such purposes. NGC undertakes with the Generator, that having regard to the activities in which any Business Person is engaged and the nature and effective life of the Protected Information divulged to him by virtue of such activities, neither NGC nor any of its subsidiaries shall unreasonably continue (taking into account any industrial relations concerns reasonably held by it) to divulge Protected Information or permit Protected Information to be divulged by any subsidiary of NGC to any Business Person:

      who has notified NGC or the relevant subsidiary of his intention to become engaged as an employee or agent of any other person (other than of NGC or any subsidiary thereof) who is:

            authorised by licence or exemption to generate, transmit or supply electricity; or

           an electricity broker or is known to be engaged in the writing of electricity purchase contracts (as hereinbefore defined); or known to be retained as a consultant to any such person who is referred to in paragraph (a) or (b) above; or

     or who is to be transferred to the Generation Business,

save where NGC or such subsidiary could not, in all the circumstances, reasonably be expected to refrain from divulging to such Business Person Protected Information which is required for the proper performance of his duties.

Without prejudice to the other provisions of this Clause 14, NGC shall procure that any additional copies made of the Protected information whether in hard copy or computerised form, will clearly identify the Protected Information as protected.

NGC undertakes to use all reasonable endeavours to procure that no employee is a Corporate Functions Person unless the same is necessary for the proper performance of his duties.

NGC shall secure that Protected Information which is subject to the provisions of this Clause 14 and which relates to the cost of Reactive Power provided by the Generator is not divulged to any Business Person engaged in the provision of static compensation for use by the Grid Operator.

Notwithstanding any other provision of this Agreement, the provisions of this Clause 14 shall continue to bind a person after termination of this Agreement, in whole or in part, for whatever reason.

For the avoidance of doubt, data and other information which either Party is permitted or obliged to divulge or publish to the other Party pursuant to this Agreement shall not necessarily be regarded as being in the public domain by reason of being so divulged or published.

CONFIDENTIALITY FOR THE GENERATOR

The Generator hereby undertakes with NGC and Its subsidiaries that it shall preserve the confidentiality of, and not directly or indirectly reveal, report, publish, disclose or transfer or use for its own purposes Confidential Information, except:

     in the circumstances set out in Sub-Clause 15.2; or

       to the extent otherwise expressly permitted by this Agreement; or

      with the prior consent in writing of the Party to whose affairs such Confidential Information relates.

The circumstances referred to in Sub-Sub-Clause 15.1(i) are:

      where the Confidential Information, before it is furnished to the Generator, is in the public domain; or

     where the Confidential Information, after it is furnished to the Generator:
           is acquired by the Generator In circumstances in which this Clause 15 does not apply; or

           is acquired by the Generator in circumstances in which this Clause 15 does apply and thereafter ceases to be subject to the restrictions imposed by this Clause 15; or

          enters the public domain,

     and in any such case otherwise than as a result of:

      (i) a breach by the Generator of its obligations in this Clause 15; or

      (ii) a breach by the person who disclosed that Confidential
Information of that person's confidentiality obligation and the Generator is aware of such breach; or

     if the Generator is required or permitted to make disclosure of the Confidential Information to any person:

           In compliance with the duties of the Generator under the Act or any other requirement of a Competent Authority; or

          in compliance with the conditions of any Licence or any document referred to in any Licence with which the Generator is required to comply; or

           in compliance with any other requirement of law; or in response to a requirement of any stock exchange or regulatory authority or the Panel or Take-Overs and Mergers; or

           pursuant  to the Arbitration Rules for the Electricity
Supply  Industry  Arbitration  Association  or  pursuant  to  any
judicial   or   other   arbitral  process  or   tribunal   having
jurisdiction in relation to the Generator; or

           where Confidential Information is furnished by the Generator to the employees, directors, agents, consultants and professional advisers of the Generator, in each case on the basis set out in Clause 15.4.

The Generator further undertakes with NGC and its subsidiaries that it shall preserve the confidentiality of, and not directly or indirectly reveal, report, publish, disclose or transfer any data and other information of a commercially confidential nature relating to the details (including the financial details) of this Agreement, the negotiations leading up to the making of this Agreement and any other discussions or negotiations arising during the term of this Agreement and relating thereto except in the circumstances set out in Sub-Clause 15.2(iii) and (iv) or unless the Generator has obtained the prior written consent of NGC. With effect from the date of this Agreement the Generator shall adopt procedures within its organisation for ensuring the confidentiality of all Confidential Information which it is obliged to preserve as confidential under this Clause 15. These procedures are:

     the Confidential Information will be disseminated within the Generator only on a "need to know" basis;

      employees, directors, agents, consultants and professional advisers of the Generator in receipt of Confidential Information will be made fully aware of the Generator's obligations of confidence in relation thereto; and

      any copies of the Confidential Information, whether in hard copy or computerised form, will clearly identify the Confidential
Information as confidential.

Notwithstanding any other provision of this Agreement, the provisions of this Clause 15 shall continue to bind a person after termination of this Agreement, In whole or in part, for whatever reason.

For the avoidance of doubt, data and other information which either Party is permitted or obliged to divulge or publish to the other Party pursuant to this Agreement shall not necessarily be regarded as being in the public domain by reason of being so divulged or published.

ADDITIONAL COSTS

If:
     the Generator is of the opinion that in order to comply with any change in or amendment to the Grid Code (other than the withdrawal of or reduction in the scope of a Derogation) or any statutory or regulatory obligation coming into force after the Effective Date the Generator is obliged to incur costs and expenses for the purpose of carrying out modifications to any Generating Unit or otherwise for the purposes of changing the manner of operation of a Generating Unit in relation to the provision of any Ancillary Service; or

      NGC is of the opinion that by reason of any change in or amendment to the Grid Code or any statutory or regulatory obligation coming into force after the Effective Date the Generator is able to make savings in the cost and expense of providing any Ancillary Service from any Generating Unit, then either the Generator or NGC as the case may be may by notice in writing require that the provisions of Sub-Clauses 2.4 to 2.8 shall be brought into operation in relation to the Generating Unit and the Ancillary Service which the Generator or NGC claims to be affected by the change in or amendment to the Grid Code.

In accordance with the provisions of Sub-Clause 2.5, the Parties shall endeavour to agree any adjustment in the rates, prices and indexation formulae for the Ancillary Service and the Generating Unit concerned having regard to the Charging Principles set out in Schedule C. The revised rates and prices and (if appropriate) indexation formulae shall be calculated as at and shall take effect as from the end of a period of 12 weeks following the date of the notice served under Sub-Clause 16.1 and the provisions of Sub-Clauses 2.6 to 2.8 shall apply, mutatis mutandis, to the price review under this Clause 16.

WAIVER

No delay by or omission of any Party in exercising any right, power, privilege or remedy under this Agreement shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Payment of any sum or the submission of any Monthly Statement or Amended Monthly Statement by NGC to the Generator under this Agreement shall not operate to impair or be construed as a waiver of any right, power, privilege or remedy NGC way have against the Generator under this Agreement and/or the Grid Code and/or the Master Connection Agreement and/or any Supplemental Agreement.

The rights and remedies provided by this Agreement to the Parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including any rights either Party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the Parties hereby waives to the fullest extent possible all such rights and remedies provided by common law or statute and releases the other Party, its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

For the avoidance of doubt, the Parties acknowledge and agree that nothing in this Agreement shall exclude or restrict or otherwise prejudice or affect any of the rights, powers, privileges, remedies, duties and obligations of the Secretary of State or the Director under the Act, any Licence or otherwise howsoever.

NOTICES

Any notice or other communication to be given by one Party to the other under, or in connection with the matters contemplated by, this Agreement shall be addressed to the recipient and sent to the address, telex number or facsimile number of such other Party given in Schedule H for the purpose and marked for the attention of the person so given or to such other address, telex number and/or facsimile number and/or marked for such other attention as such other Party may from time to time specify by notice given in accordance with this Clause IS to the Party giving the relevant notice or other communication to it.

Any notice or other communication to be given by one Party to the other Party under, or in connection with the matters contemplated by, this Agreement shall be in writing and shall be given by letter delivered by hand or sent by first class prepaid post (airmail if overseas) or telex or facsimile, and shall be deemed to have been received:

     in the case of delivery by hand, when delivered; or

      in the case of first class prepaid post, on the second day following the day of posting or (if sent airmail from overseas) on the fifth day following the day of posting; or

      in the case of telex, on the transmission of the automatic answer-back of the addressee (where such transmission occurs before 1700 hours on the day of transmission) and in any other case on the day following the day of transmission; or

      in the case of facsimile, on acknowledgement by the addressee's facsimile receiving equipment (where such acknowledgement occurs before 1700 hours on the day of acknowledgement) and in any other case on the day following the day of acknowledgement.

COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which when executed and delivered shall constitute an original but all the counterparts shall together constitute but one and the same instrument.

VARIATIONS

No variations to this Agreement shall be effective unless made in writing and signed by or on behalf of both Parties.

DISPUTE RESOLUTION

Save where expressly stated in this Agreement to the contrary and subject to any contrary provision of the Act or any Licence or the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any Licence or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under out of or in connection with this Agreement between the Parties shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Supply Industry Arbitration Association in force from time to time.

Whatever the nationality, residence or domicile of either Party and wherever the dispute or difference or any part thereof arose, the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the provisions of the Arbitration Acts 1950 (notwithstanding anything in Section 34 thereof) to 1979 shall apply to any such arbitration wherever the same or any part of it shall be conducted.

Subject always to Sub-Clause 21.5, if any tariff customer (as defined in Section 22(4) of the Act) brings any legal proceedings in any court (as defined in the Rules of the Supreme Court 1965 and in the County Courts Act 1984) against one or more persons, any of which is a Party (the "defendant contracting party") and the defendant contracting party wishes to make a third party claim (as defined in Sub-Clause 21.4) against the other party to this Agreement ("a contracting party") which would but for this Sub-Clause have been a dispute or difference referred to arbitration by virtue of Sub-Clause 21.1 then, notwithstanding the provisions of Sub-Clause 21.1 which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the third party claim not only between the tariff customer and the defendant contracting party but also between either or both of them and the other contracting party whether by way of third party proceedings (pursuant to the Rules of the Supreme Court 1965 or the County Court Rules 1981) or otherwise as may be ordered by the court.

For the purposes of this Clause third party claim shall mean:

      any claim by a defendant contracting party against a contracting party (whether or not already a party to the legal proceedings) for any contribution or indemnity; or

      any claim by a defendant contracting party against such a contracting party for any relief or remedy relating to or connected with the subject matter of the legal proceedings and substantially the same as some relief or remedy claimed by the tariff customer; or

      any requirement by a defendant contracting party that any question or issue relating to or connected with the subject matter of the legal proceedings should be determined not only as between the tariff customer and the defendant contracting party but also as between either or both of them and a contracting party (whether or not already a party to the legal proceedings).

Sub-Clause 21.3 shall apply only If at the time the legal proceedings are commenced no arbitration has been commenced between the defendant contracting party and the other contracting party raising or involving the same or substantially the same issues as would be raised by or involved in the third party claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question, in the event of dispute, whether the issues raised or involved are the same or substantially the same.

JURISDICTION

Subject and without prejudice to Clause 21 and to Sub-Clause 22.4, both Parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceeding (together in this Clause 22 referred to as "Proceedings") arising out of or in connection with this Agreement may be brought in such courts.

Each Party irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Clause 22 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that judgment in any proceedings brought in the English courts shall be conclusive and binding upon such Party and may be enforced in the courts of any other jurisdiction.

Each Party which is not incorporated in any part of England and Wales agrees that if it does not have, or shall cease to have, a place of business In England and Wales it will promptly appoint, and shall at all times maintain, a person in England and Wales to accept service of process on its behalf in any Proceedings in England.

For the avoidance of doubt nothing contained in the foregoing provisions of this Clause 22 shall be taken as permitting a party to commence Proceedings in the courts where this Agreement otherwise provides for Proceedings to be referred to arbitration.

GOVERNING LAW

This Agreement shall be governed by and construed in all respects in accordance with English law.

SEVERANCE OF TERMS

If any provision of this Agreement is or becomes or is declared invalid, unenforceable or illegal by the courts of any jurisdiction to which it is subject or by order of the Commission of the European Communities or by order of the Secretary of State, such invalidity, unenforceability or illegality shall not prejudice or affect the remaining provisions of this Agreement which shall continue in full force and effect notwithstanding such invalidity, unenforceability or illegality.

ENTIRE AGREEMENT

This Agreement contains or expressly refers to the entire agreement between the Parties with respect to the subject matter hereof, and expressly excludes any warranty, condition or other undertaking implied at law or by custom, and supersedes all previous agreements and understandings between the Parties with respect thereto and each of the Parties acknowledges and confirms that it does not enter into this Agreement in reliance on any representation, warranty or other undertaking not fully reflected in the terms of this Agreement.


IN  WITNESS  whereof  the  Parties have caused  their  respective
Common Seals to be hereunto affixed the day and year first above written.


THE COMMON SEAL of                 )
THE NATIONAL GRID COMPANY PLC )
was hereunto affixed in                 )
the presence of:                             )


_____________________________________   Director

_____________________________________   Secretary






THE COMMON SEAL of            )
[                             ]              )
was hereunto affixed                    )
in the presence of:                     )

_____________________________________   Director

_____________________________________   Secretary

                          Schedule A

                  The Term of the Agreement


Generating Unit          Ancillary Service             Term

                          Schedule B

        Form of Agreement Amending Ancillary Services
      Agreement to Correspond to Supplemental Agreement for a New Connection Site or variation of an existing
       Supplemental Agreement following a Modification or following annual review of rates and prices



THIS AGREEMENT is made the                  day of          19

BETWEEN

      THE NATIONAL GRID COMPANY PLC a company registered in England with Number 2366977 whose registered off ice is at National Grid House, Sumner Street, London SEI 9JU ("NGC" which expression shall include its permitted successors and/or assigns);

      [NP]   [POWERGEN]   [PUMPED  STORAGE]   [NUCLEAR  ELECTRIC]
[OTHERS] whose registered office is at [                 ]  ("the
Generator"   which   expression   shall  include  its   permitted
successors and/or assigns).

WHEREAS

      By  an Agreement ("the Ancillary Services Agreement") dated
1990 made between NGC and the Generator the parties thereto made provision for the payment by NGC for Ancillary Services provided by the Generator.

     The Parties have agreed to amend that agreement in the terms hereinafter set out.

NOW IT IS HEREBY AGREED as follows:

1. Unless the context otherwise requires, words and expressions defined in the Ancillary Services Agreement shall bear the same meanings respectively when used herein.

2. The provisions of this Agreement shall come into effect on [date] [the date when the Commissioning Programme referred to in
Sub-Clause  [          ]  of the Supplemental Agreement  dated  [
] actually commences] [Note: second alternative applies only where this agreement complements Supplemental Agreement for a New Connection Site.]

3.    As  and  from the effective date of  this  Agreement,   the
Ancillary  Services Agreement shall be amended as follows:

              HERE SET OUT AMENDMENTS TO CLAUSES

                       AND/OR SCHEDULES


4. This Agreement and the Ancillary Services Agreement shall be read and construed as one document and references in the Ancillary Services Agreement to the Ancillary Services Agreement (howsoever expressed) shall be read and construed as references to the Ancillary Services Agreement as amended by this Agreement and by any other agreement amending the same f rom time to time.

5. This Agreement shall be governed by and construed in all respects in accordance with English law and the provisions of Clauses 19 and 20 of the Ancillary Services Agreement shall apply hereto mutatis mutandis.


IN  WITNESS  whereof  the  Parties have caused  their  respective
Common Seals to be hereunto affixed the day and year first above written.


THE COMMON SEAL of                 )
THE NATIONAL GRID COMPANY PLC )
was hereunto affixed                         )
in the presence of:                          )


________________________________   Director

________________________________   Secretary



THE COMMON SEAL of                 )
[                         ]                       )
was hereunto affixed                         )
in the presence of:                          )


_______________________________    Director

_______________________________    Secretary

                          Schedule C


                        Ancillary Service

                     Charging Principles


1.   Introduction

1.1 These principles are to be used to establish the basic arrangements but are not intended to stifle innovation in the development of new services or the giving of appropriate economic signals.

2.   General

2.1 The charges shall be "cost reflective" ie. based and founded upon the actual or estimated costs directly incurred or to be incurred by the Generator for the purpose of providing the service or capability concerned.

2.2 Where a capability to provide an Ancillary Service is required by the Grid Code from all Generating Units (as opposed to a capability made available by agreement between the Parties from some only of the Generator's Generating Units), no Ancillary Service Capability payment shall be made.

2.3 The cost of "Grandfathering" Generator's Equipment (i.e. bringing equipment owned by the Generator on the Effective Date to a condition of compliance with the Grid Code) shall not be included in Ancillary Services payments. Where a Derogation is withdrawn or reduced in scope then, except in relation to Reactive Power and Frequency Response, the Generator shall be entitled to take the cost of meeting the withdrawal or reduction in the scope of the Derogation into account in its charges.

2.4 Subject to the other provisions of this Schedule, the charges shall take due account of any change in or amendments to the Grid Code or any other statutory or regulatory obligation coming into force after the Effective Date affecting the provision of Ancillary Services.

2.5 If as a result of any changes to the Pooling and Settlement Agreement the Generator ceases to be entitled to receive payment under that agreement in respect of any elements of Ancillary Services provided by it which are expressed in this Schedule to be paid for under that agreement, the Generator shall be entitled to charge for such elements under this Agreement. Where however such change entitles the Generator to be paid for any elements of Ancillary Services which are expressed in this Schedule to be paid for under this Agreement the Generator shall cease to be entitled to charge for such elements under this Agreement.

3.   Reactive Power

3.1   The  fixed  cost  of  providing the  capability  to  supply
Reactive Power specified in the Grid Code shall not be included in the charge.

3.2  The variable cost of providing Reactive Power shall include:

     (i) the additional heat losses incurred as a consequence of producing Reactive Power, measured at the High Voltage side of the Generator/Transformer terminals; the calculation of such heat losses to take account of the square law relationship between the electric current and the additional heat losses incurred; for the purposes of calculating the charges under the interim payment system estimates of Reactive Energy likely to be provided shall be used for the purposes of calculating heat losses;

      (ii) maintenance costs incurred as a direct result of Reactive Power output (including a sum in respect of any reduction in the working life of Generating Unit components consequent upon Reactive Power output).

3.3 Payments for Reactive Power shall relate to Reactive Power provided to the relevant User System or the NGC Transmission
System.

3.4 Any MW part-loading required for the purpose of MVAR production Is paid for through the Pooling and Settlement
Agreement.

3.5 Charges for Reactive Power shall be predicated on the basis that any Generating Units brought on out of merit for the purpose of MVAR production are paid for MW production through the Pooling and Settlement Agreement and MVAR production through Ancillary Services Agreement.

3.6 Payments for Reactive Power may include payments for a proportion of opportunity costs incurred as a direct consequence of a Generating Unit being taken or kept out of service outside normal outage periods for the sole purpose of the maintenance or repair of equipment essential to the production of Reactive Power. Payments shall be made on an "as arising" basis but arrangements shall be put in place to avoid sudden increases in payments to the Generator which would distort the Pool Purchase Price. There is no presumption arising from the foregoing that opportunity costs should be paid in relation to Generating Units brought into service for the first time after the Effective Date.

3.7 On the changeover from the interim payment system to the final payment system no sudden change is expected to the total industry amounts paid for Reactive Power.

3.8  The Generator is paid for the Start-Up of a Gas Turbine Unit providing Synchronous Compensation by Ancillary Services together
with   a   payment   for  time  actually  spent  in   Synchronous
Compensation mode.

4.   Cancelled Starts

4.1  Payments for Cancelled Starts are based upon the Generator's
Start-Up Price and the time it would have required to Synchronise to the System.

5.   Hot Standby

5.1   Payments  for  Hot Standby are based upon  the  Generator's
Start-Up Price and the time spent on Hot Standby.

5.2 Charges for Hot Standby shall be predicated on the basis that where Hot Standby is reached and then followed by an instruction to Synchronise to the System which is not cancelled the Generator is paid from Start-Up to Hot Standby through the Pooling and Settlement Agreement.

6.   Frequency Sensitive Generation

6.1   The  variable  cost  of  producing  Primary  and  Secondary
Response and Five Minute Reserve shall include sums in respect of:

          throttling losses;
          lost boiler efficiency (steam plant only);
          additional works power.

6.2 Part-loading of Generating Units is paid for through the Pooling and Settlement Agreement.

7.   Fast Starts

7.1   Payments for Fast Starts from Gas Turbine or Pumped Storage
Units  shall  include a payment for maintaining  the  Fast  Start
Capability.

7.2 Any energy produced as a result of a Fast Start Is paid for through the Pooling and Settlement Agreement.

7.3 In the case of a Fast Start, a normal start is paid for through the Pooling and Settlement Agreement and costs over and above those of a normal start are paid for through the Ancillary
Services Agreement.

7.4 Payments to Pumped Storage for selecting spin-in-air mode for frequency response purposes include a sum in respect of the fixed cost of adopting such a mode.

8.   Load Reduction

8.1 The cost of providing Load Reduction shall include sums in respect of:

      (a) maintaining the capability to trip load automatically in response to a frequency deviation; and

      (b) in the case of Pumped Storage, the additional cost of energy over that programmed.

9.   Black Start

9.1 The cost of providing a Black Start Capability shall include the maintenance costs incurred as a direct result of providing the Capability.

                          Schedule D

      Schedule of Payments for Supply of Reactive Pome-r

                            Part 1



Generating Unit                    Amount (pounds  / half hour)





                            Part 2

                   SYNCHRONOUS COMPENSATION


                      Operating Charges




Generating [Plant] [Unit]          Amount per minute

                           Schedule E


                       [Part Loaded] Plant


                Tariff for Primary and Secondary

             Frequency Response and 5 Minute Reserve



Generating        Primary                                 Primary     5 M
Unit                                                      Secondary &
                                                          5 minute
Loading  Response Reserve  pounds/min  Loading  Response  Reserve  pounds/min
         MW       MW/Hz    MW                   MW        MW/Hz     Loading
                                                                   Response
                                                                   Reserve
                                                                   pounds/min
                                                                   MW

                          Schedule F


                            Part 1


 Gas Turbine [Pumped Storage] Units in service for Low Frequency
 Relay initiated or manual Frequency Response or Load Reduction

         Unit Amount per half hour Amount per Start*


                            Part 2


 Pumped Storage Adopting Spinning in Air Mode + Fast Start from
                      Spinning in Air Mode

Pumped  Storage Amount Per Amount Per Hour Amount Per Start  Unit
Mode Adoption



                            Part 3


            Pumped Storage Fast Start From Standstill

             Pumped Storage Unit Amount Per Start


                             Part 4


 Pumped Storage - Despatch of Final Pumping Programme Capability
                             Payment



                            Part 5


 Pumped Storage Adopting Spin Pump Mode and Start from Spin Pump
                              Mode

Unit Amount Per Mode Adoption Amount Per Hour Amount per Start

                            Part 6


            Pumped Storage Trap De-Load and Re-Start


 Unit Amount Per Trip Amount Per Re-Start Amount Per De-Load



                            Part 7


             Payments for Emergency Mode Changes













*    Note : applicable only to Gas Turbine Units.

                          Schedule H


                           Notices


            NGC's address for service of Notices :






Generator's address for service of Notices :

                           Schedule I



                       Indexation Formulae

                          SCHEDULE J


                         Definitions


"the Act"           the Electricity Act 1989;

"Active  Power"       The  product of voltage  and  the  in-phase
component of alternating current measured in units of Watts and standard multiples thereof ie.

                    1000 Watts     =    lkW
                    1000 kW        =    1MW
                    1000 MW        =    1GW
                    1000 GW        =    1TW;

"Affiliate"               in  relation to NGC means  any  holding
company or subsidiary of NGC or any subsidiary of a holding company of NGC, in each case within the meaning of Sections 736, 736A and 736B of the Companies Act 1985 as substituted by Section 144 of the Companies Act 1989 and if that section is not in force at the date of this Agreement as if such latter section were in force at such date;

"Agreement"              this agreement (including the Schedules)
as amended, extended, supplemented, novated or modified from time to time;

"Ancillary
 Services"               any or all of the following:

                    Reactive Power;
                    Reactive   Power  supplied  by   means   of
                     Synchronous Compensation;
                    Cancelled Start;
                    Hot Standby;
                    Primary Response;
                    Secondary Response;
                    Five Minute Reserve;
                    Frequency  Response by means of Gas  Turbine Unit Fast
                     Start;
                    Frequency  Response by  means  of  a  Pumped
                     Storage Unit Fast Start;
                    Frequency Response by means of a Fast  Start
                     from a Pumped Storage Unit Spinning-in-Air;
                    Despatch  of  Pumped Storage  Plant  pumping programme;
                    Frequency   Response  by  means   of   Load Reduction;
                    Black Start Capability;
                    such other ancillary services as the Parties
                     may agree from time to time;

"Ancillary Services
Agreement"                an  agreement between a  User  and  the
Ancillary  Services  Provider for the payment  by  the  Ancillary
Services Provider to that User in respect of the provision by such User of Ancillary Services;

"Ancillary Services
Business"            the business relating to Ancillary  Services
carried on by the Ancillary Services Provider;

"Ancillary Services
Provider"            the person who for the time being  and  from
time  to time is required by the terms of a licence granted under
Section 6(l)(b) of the Act to contract for Ancillary Services;

"Apparatus"               all  equipment  in  which    electrical
conductors   are   used, supported or of which they  may  form  a
part;

"Authorised Electricity
Operator"           any person (other than NGC in its capacity as
operator of the NGC Transmission System) who is authorised to generate, transmit or supply electricity;

Authorised   Recipient"      in   relation   to   any   Protected
Information, any Business Person who, before the Protected Information had been divulged to him by NGC or any subsidiary of NGC had been informed of the nature and effect of Clause 14 of this Agreement and who requires access to such Protected
Information for the proper performance of his duties as a Business Person in the course of Permitted Activities;

"Availability
Declaration"              a  statement of  the  availability  for
generation of a Centrally Despatched Generating Unit submitted by the Generator pursuant to the Grid Code;

"Black  Start"            the procedure necessary for a  recovery
from a Total Shutdown or Partial Shutdown;

"Black Start
Capability"               an ability in respect of a Black  Start
Station for at least one of its Generating Units to Start-Up from Shutdown and to energise a part of the System and be Synchronised to the System upon instruction from NGC within two hours without an external electrical power supply;

"Black Start Station"         a Power Station which is registered
pursuant  to  a  Supplemental Agreement as having a  Black  Start
Capability;

"British Grid Systems
Agreement"               the agreement of that name made or to be
made  between NGC, Scottish Hydro Electric PLC and Scottish Power
PLC   Inter  alia  regulating  the  relationship  between   their
respective grid systems;

"Bulk  Supply  Point"           any point of supply where  Energy
Metering Equipment for the purposes of the bulk supply tariff is or would have been located as more particularly defined in the Pooling and Settlement Agreement;

"Business  Day"       a week-day other than a Saturday  on  which
banks are open for domestic business in the City of London;

"Business  Person"             any person who is a Main  Business
Person or a Corporate Functions Person and "Business Personnel" shall be construed accordingly;

"Cancellation
Instruction"             an instruction issued by NGC  cancelling
a previous instruction in the circumstances set out in Clauses 5 or 6;

"Cancelled  Start"             a response by the Generator  to  a
Cancellation Instruction;

"Central  Despatch"             the  process  of  Scheduling  and
issuing direct instructions by NGC referred to in paragraph I of Condition 7 of the Transmission Licence;

"Centrally Despatched
Generating   Unit"               a  Generating  Unit   within   a
Generating Plant;

"Commercial Ancillary
Services"             Ancillary  Services   other   than   System
Ancillary Services;

"Competent Authority" the Secretary of State, the Director and any local or national agency, authority, department, inspectorate, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, the United Kingdom or the European Community;

"Confidential
Information"             all data and other information  supplied
to  the  Generator by NGC under the provisions of this Agreement;

"Connection  Site"              each location  more  particularly
described in the relevant Supplemental Agreement at which the Generator's Equipment and NGC Assets required to connect the Generator to the NGC Transmission System are situated or at which the Generator's Equipment is connected to a User System;

"Corporate Functions
Person"             any person who:

(a)                 is a director of NGC; or
(b) is an employee of NGC or any of its subsidiaries carrying out any administrative, finance or other corporate services of any kind which in part relate to the Main Business; or
(c) is engaged as an agent of or adviser to or performs work in relation to or services for the Main Business;

"Customer"                a  person to whom electrical  power  is
provided (whether or not he is the same person as the person who provides the electrical power);

"Decommission"       cessation of use by  the  Generator  of  the
Generator's  Equipment  at  any  given  Connection  Site  for   a
continuous  period exceeding 12 months pursuant to  the  relevant
Supplemental Agreement;

"Deenergise"             the movement of any isolator breaker  or
switch or the removal of any fuse whereby no Electricity can flow to or from the relevant User System at a Connection Site through the Generator's Equipment; "Deenergised" shall be construed accordingly;

"Demand"            the demand of MW and MVAR of electricity;

"Derogation"              a direction issued by the  Director  or
any provision of any Supplemental Agreement, which in either case, relieves the Generator from its obligation under the Generation Licence or under the Master Connection Agreement to comply with such parts of the Grid Code as may be specified in such direction or provision;

"Despatch"                the  issue by NGC of  Instructions  for
Generating Plant to achieve specific Active Power and Reactive Power levels or target voltage levels within Generation Scheduling and Despatch Parameters listed in the Grid Code SDC and by stated times;

"Desynchronisation"           the act of taking a Generating Unit
off a System to which It has been Synchronised, by opening any connecting circuit breaker;

"Director"                 the  Director-General  of  Electricity
Supply appointed for the time being pursuant to Section 1 of the Act;

"Disconnect"             permanent physical disconnection of  the
Generator's Equipment at any given Connection Site;

"Distribution Code"           the Distribution Code  required  to
be drawn up by each PES and approved by the Director, as f rom time to time revised with the approval of the Director;

"Distribution  System"         the system consisting  (wholly  or
mainly) of electric lines owned or operated by any Authorised Electricity Operator and used for the distribution of electricity from Grid Supply Points or Generating Units or other entry points to the point of delivery to Customers or Authorised Electricity Operators and includes any Remote Transmission Assets operated by Such Authorised Electricity Operator and any electrical plant and meters owned or operated by the Authorised Electricity Operator in connection with the distribution of electricity, but does not include any part of the NGC Transmission System;

"Effective Date"              31st March 1990;

"Electricity"            Active Energy and Reactive Energy;

"Embedded"                 having  a  direct  connection   to   a
Distribution System or the System of any other User to which Customers and/or Power Stations are connected such connection being either a direct connection or a connection via a busbar of another User or of NGC (but with no other connection to the NGC Transmission System);

"Energy" or
"Active  Energy"          the electrical energy produced, flowing
or supplied by an electric circuit during a time interval, being the integral with respect to time of the instantaneous power, measured in units of Watt-hours or standard multiples thereof ie:

                    1000 Wh   =    1kWh
                    1000 kWh  =    1MWh
                    1000 MWh  =    1GWh
                    1000 GWh  =    1TWh;

"Energy Metering
Equipment"                meters  instruments transformers  (both
voltage and current), metering protection equipment including alarms, circuitry and their associated data collection outstations and wiring which are part of the Activity Energy or Reactive Energy measuring equipment at or relating to a Site;

"External
Interconnection"              Apparatus owned or operated by  NGC
for   the  transmission  of  electricity  to  or  from  the   NGC
Transmission System into or out of an External System;

"Externally
Interconnected  Party"    a person operating an  External  System
which  is connected to the NGC Transmission System by an External
Interconnection;

"External   System"              in  relation  to  an  Externally
Interconnected Party, the transmission or distribution system which it owns or operates and any Apparatus or Plant which connects that system to the External Interconnection and which is owned or operated by such Externally Interconnected Party;

"FMS  Date"               the date (which is expected to fall  on
or as soon as is reasonably practicable after 31st October 1992) to be specified by the Executive Committee (as defined in the Pooling and Settlement Agreement) in agreement with the Grid Operator and the Settlement System Administrator under the Pooling and Settlement Agreement for the national implementation of the revised standards specified by Codes of Practice in relation to the Energy Metering Equipment of all Parties to the Pooling and Settlement Agreement;

"Fast Start"             a start by a Generating Unit with a Fast
Start Capability;

"Fast Start Capability" the ability of a Generating Unit to be Synchronised and Loaded to reach full Load within 5 minutes;

"Final Pumping
Programme"                a  programme submitted  by  NGC  Pumped
Storage Business to NGC Operations not later than 2000 hours daily Indicating Demand of each Pumped Storage Unit (including intended on and off times) over the period 2200 hours the same day to 0700 hours the following day or if the following day is not a Business Day, 0800 hours, adjusted for the purposes of calculating payments under this Agreement to take account of any Pumped Storage Plant breakdown and any additional pumping required by NGC Pumped Storage Business In accordance with the Grid Code during the Final Pumping Programme Period;

"Final Pumping
Programme  Period"              in  relation  to  Load  Reduction
and/or  Despatch by NGC the period covered by the  Final  Pumping
Programme extended until whichever is the earlier of:

                          the  time  at which NGC Pumped  Storage
Business Is next Instructed to generate; or
                          the  time  at which NGC Pumped  Storage
Business is next programmed to generate; or
                          the time of the start of the next Final
Pumping Programme;

"Five minute Reserve" in relation to a Generating Unit a response which is fully available within five minutes from the time of Frequency change or a Despatch instruction pursuant to the Grid Code SDC3, and which is sustainable for a period of four hours;

"Frequency"              the number of alternating current cycles
per second (expressed in Hertz) at which a System is running;

"Frequency  Response"     a response by a Generating  Unit  to  a
change in Frequency with the aim of containing System Frequency within the limits provided for under the Grid Code;

"Frequency Sensitive
Mode"                  automatic   incremental   or   decremental
generation response to contain initial System Frequency transient together with a sustained generation response which is sufficient to contain the System Frequency within the limits defined in the Frequency Control Strategy as defined under the Grid Code;

"Frequency Sensitive
Generation"               the operation of a Generating  Unit  in
Frequency Sensitive Mode;

"Fuel   Security  Code"           the  document  of  that   title
designated as such by the Secretary of State, as from time to time amended;

"Gas  Turbine Unit"            a Generating Unit driven by a  gas
turbine, (for instance by an aero engine);

"Generating Plant"            a Power Station subject to  Central
Despatch including any Generating Unit therein;

"Generating   Unit"              any  Apparatus  which   produces
electricity;

"Generation Business"    the authorised business of  NGC  or  any
Affiliate or Related Undertaking in the generation of electricity or the provision of Ancillary Services, in each case f rom Pumped
Storage Plant;

"Generation   Licence"           the  licence  granted   to   the
Generator pursuant to Section 6(l)(a) of the Act;

"Generation Offer
Prices"              the set of prices submitted by the Generator
in respect of each Centrally Despatched Generating Unit under the Grid Code SDC;

"Generator's Equipment" the Plant and Apparatus owned by the Generator (ascertained in the absence of agreement to the contrary by reference to the principles of ownership set out in the Master Connection Agreement) which is connected to the NGC Transmission System or to a Distribution System at any particular Connection Site or which the Generator wishes so to connect;

"Genset Bid Price"            the meaning attributed to it in the
Pool Rules;

"Grid  Code"               the  Grid Code drawn  up  pursuant  to
Condition 8 of the Transmission Licence as from time to time revised in accordance with Condition 8.2 of the Transmission Licence; references in this Agreement to any specific provision or part of the Grid Code shall be construed as references to such provision or part as from time to time amended;

"Grid Code OC"      the operating Codes of the Grid Code;

"Grid Code SDC"          the Scheduling and Despatch Codes of the
Grid Code;

"Grid  Entry  Point"            a point at which  a  Non-Embedded
Generating Unit connects to the NGC Transmission System;

"Grid  Supply  Point"           a point of supply  from  the  NGC
Transmission System to PES's or to other Users with User Systems with Customers connected to them or Non-Embedded Customers;

"Hot  Standby"        in  relation to a Steam Turbine  Generating
Plant a condition of readiness to be able to Synchronise and attain an instructed output In a specified timescale;

"Lagging"            in  relation  to Reactive  Power,  exporting
MVAR;

"Leading"            in  relation  to Reactive  Power,  importing
MVAR;

"Licence"            any  one  or  more  as  appropriate  of  the
Licences granted pursuant to Section 6 of the Act;

"Load"               the Active or Reactive Power as the  context
requires generated, transmitted or distributed;

"Loaded"            supplying electrical power to the system;

"Load Reduction"              interruption of Demand by means  of
Low Frequency Relays;

"Low  Frequency Relay"    an electrical measuring relay  intended
to operate when its characteristic quantity (Frequency) reaches the relay settings by decrease in Frequency;

"Main  Business"           any business of  NGC  or  any  of  its
subsidiaries as at the Effective Date or which it is required to carry on under the Transmission Licence other than the Generation
Business;

"Main  Business Person"   any employee of NGC or any director  or
employee  of its subsidiaries who is engaged solely in  the  Main
Business   and  "Main  Business  Personnel"  shall  be  construed
accordingly;

"Master Connection
Agreement"                the agreement designated as the  Master
Connection and Use of System Agreement made between all Users of the NGC Transmission System and NGC for connection of Plant and/or Apparatus and/or use of the NGC Transmission System, and any amendment, extension, variation or modification of that agreement;

"Mode Change"       in relation to a Pumped Storage Unit a change
from one operating condition to another;

"Modification"        any   actual   or   proposed   replacement,
renovation, modification, alteration or construction by or on behalf of either Party to that Party's Plant or Apparatus or the manner of its operation which has or may have a Material Effect on the other Party for the purposes of the Master Connection Agreement at a particular Connection Site;

"New  Connection Site"    a proposed Connection Site in  relation
to which there is no Supplemental Agreement in force between the Parties;

"NGC  Assets"         the  Plant  and  Apparatus  owned  by   NGC
necessary  to  connect  the  Generator's  Equipment  to  the  NGC
Transmission System at any particular Connection Site;

"NGC's Pumped
Storage Business"             the authorised business of  NGC  or
any Affiliate or Related Undertaking in the generation of electricity or the provision of Ancillary Services from Pumped
Storage Plant;

"NGC Transmission
System"              the System consisting (wholly or mainly)  of
High Voltage electric lines owned or operated by NGC and used for the transmission of electricity f rom one Power Station to a sub-station or to another Power Station or between sub-stations or to or from any External Interconnection and includes any Plant and Apparatus and meters owned or operated by NGC in connection with the transmission of electricity but does not include any Remote Transmission Assets;

"Non-Embedded
Customer"             a  Customer  except  for  a  PES  receiving
electricity direct from the NGC Transmission System irrespective of from whom it is supplied;

"Offered Availability"        the availability, expressed  in  MW
less the MW consumed by that Centrally Despatched Generating Unit through the Centrally Despatched Generating Unit's unit transformer when producing the same, of a Centrally Despatched
Generating Unit as set out in the relevant Availability Declaration or revision thereof, which in the case of an Embedded Centrally Despatched Generating Unit grossed up to represent MW metered at the relevant Grid Supply Point using the conversion factor supplied pursuant to the Grid Code SDC;

"Operational Metering
Equipment"                meters,  instrument transformers  (both
voltage and current), transducers metering protection equipment including alarms circuitry and their associated outstations as may be necessary for the purposes of the Grid Code CC 6.5.5 and the corresponding provision of the relevant Distribution Code;

"Part Loaded"       in relation to a Generating Unit, on load but
not running at Registered Capacity;

"Partial Shutdown"            the same as a Total Shutdown except
that all generation has ceased in a separate part of the Total System and there is no supply from External Interconnections or other parts of the Total System to that part of the Total System and, therefore, that part of the Total System is shutdown, with the result that it Is not possible for that part of the Total System to begin to f unction again without NGC's directions relating to a Black Start;

"Party"             each person for the time being and from  time
to time a party to this Agreement and any successor(s) in title to, or permitted assign(s) of, such person;

"Permitted  Activities"         activities  carried  on  for  the
purposes of the Main Business;

"PES"                     a  holder  of a licence  granted  under
Section 6(l)(c) of the Act;

"Plant"               fixed  and  movable  items  used   in   the
generation and/or supply and/or transmission of electricity other than Apparatus;

"Pool Members" the Founder Generators and Founder Suppliers and any other person admitted to pool membership under the Pooling and Settlement Agreement in each case until it shall have resigned from pool membership or otherwise ceased to be a member in accordance therewith;

"Pool Purchase Price"    the Pool Purchase Price for a Settlement
Period determined pursuant to the Pool Rules;

"Pool  Rules"             the rules set out in Schedule 9 to  the
Pooling   and   Settlement  Agreement  as  amended,   varied   or
substituted from time to time in accordance with the terms of the Pooling and Settlement Agreement;

"Pooling and
Settlement  Agreement"    the agreement of that title  f  or  the
time being approved (or to be approved) by the Secretary of State or by the Director as from time to time amended;

"Power  Station"          an installation comprising one or  more
Generating   Units  (even  where  separately  sited)   owned   or
controlled  by  the  same  Generator  which  may  reasonably   be
considered as being managed as one Power Station;

"Primary  Response"            in relation to a  Generating  Unit
the automatic response to Frequency changes released increasingly with time over the period 0 to 10 seconds from the time of Frequency change and fully available by the latter and which is sustainable for at least a further 20 seconds;

"Protected Information" any information relating to the affairs of a Party which is furnished by such Party to Business Personnel pursuant to this Agreement unless prior to such information being furnished, such Party has informed the recipient thereof by notice in writing or by endorsement on such information, that the said information is not to be regarded as Protected Information; and any data and other information of a commercially confidential nature relating to the details (including the financial details) of this Agreement, the negotiations leading up to the making of this Agreement and any other discussions or negotiations arising during the term of this Agreement and relating thereto;

"Pumped   Storage   Plant"    the  Dinorwig   and/or   Ffestiniog
Generating Plants owned by NGC;

"Pumped  Storage  Unit"     a Generating  Unit  within  a  Pumped
Storage Plant;

"Reactive Energy"             the integral with respect  to  time
of the Reactive Power;

"Reactive Power"              the product of voltage and  current
and the sine of the phase angle between them measured in units of voltamperes reactive and standard multiples thereof ie.

                    1000 VAr  =    1 kVAr
                    1000 kVAr =    1 MVAr;

"Reactive  Power Test"    a test specified in the Grid  Code  OC5
carried out by the Generator on the instructions of NGC in order to demonstrate that a Generating Unit meets the Reactive Power capability required by the Grid Code;

"Registered  Capacity"     the normal full  load  capacity  of  a
Generating Unit as declared by the Generator, less the MW consumed by the Generating Unit through the Generating Unit's unit transformer when producing the same;

"Related Undertaking" in relation to NGC means any undertaking in which NGC has a participating interest as defined by Section 260 of the Companies Act 1985 as substituted by Section 22 of the Companies Act 1989 and If that section is not in force at the date of this Agreement as if such section were in force at such date;

"Remote Transmission
Assets"              any Plant and Apparatus or meters  owned  by
NGC which are (a) embedded in the Distribution System of an Authorised Electricity Operator and are not directly connected by lines and plant owned by NGC to a sub station owned by NGC and
(b) are by agreement between NGC and such Authorised Electricity Operator under the direction and control of such Authorised Electricity Operator;

"Review  Date"        1st  April 1993 and each  successive  third
anniversary of such date during the term of this Agreement but construed subject to the provisions of Sub-Clauses 2.4 to 2.8 and the expression "Relevant Review Date" shall be construed accordingly;

"Schedule  Day"      the period from 0500 hours In the Settlement
Day until 0500 hours In the next following Settlement Day;

"Second   Tier   Customer"    a  person  who  Is  supplied   with
Electricity by a Second Tier Supplier;

"Second Tier Supplier"   a holder of a Second Tier Supply Licence
granted under Section 6(2)(a) of the Act;

"Secondary Response" in relation to a Generating Unit the automatic response to Frequency changes which is fully available by 30 seconds from the time of Frequency change to take over from Primary Response and which is sustainable for at least a further 30 minutes;

"Secretary  of State"               the same meaning  as  in  the
Act;

"Settlement Day"              the period from 0000 to 2400  hours
each day;

"Settlement  Period"           a period of 30 minutes  ending  on
the hour and half hour in each hour during the Schedule Day;

"Settlement   System"             those   assets,   systems   and
procedures for the calculation in accordance with the Pool Rules of payments which become due thereunder, as modified from time to time;

"Settlement System
Administrator"      the person appointed for the  time  being  or
any replacement thereof from time to time pursuant to the Pooling and Settlement Agreement to operate all or part of the Settlement
System;

"Shutdown"               the condition of a Generating Unit where
the generator rotor is at rest or on barring;

                    (i)  a Grid Entry Point;
                    (ii)  a  Grid  Supply Point or  Bulk  Supply
Point;
                     (iii)      the  point  of  connection  of  a
Generator which is Embedded or of a Second Tier Supplier or of a Second Tier Customer to a Distribution System or the NGC Transmission System;
                      (iv)   the  point  of  connection  of   two
Distribution Systems; or
                     (v)   the point of connection of an External
Interconnection to the NGC Transmission System;

"Site  Pump  Mode"              in relation to a  Pumped  Storage
Unit the condition where the Pumped Storage Unit is rotating at Synchronous Speed with the pump de-watered;

Spinning  in  Air"               the  condition  where  a  Pumped
Storage Unit is rotating at Synchronous Speed with the turbine de-watered and is programmed to generate automatically if System
Frequency falls to a designated level;

"Start-Up"               the action of bringing a Generating Unit
from  Shutdown to Synchronous Speed;

"Start-up  Price"               the  start-up  component  of  the
Generation Offer  Prices;

"Supplemental
Agreement"               an agreement to be entered into  between
NGC and the Generator covering each Connection Site of the Generator pursuant to the Master Connection Agreement and in the form required by the Master Connection Agreement;

"Supplier"               a PES or a Second Tier Supplier;

"Synchronous
Compensation"         the   operation  of  rotating   synchronous
Apparatus for the specific purpose of either the generation or absorption of Reactive Power;

"Synchronised"       the  condition where an incoming  Generating
Unit or System is connected to the busbars of another System so that the Frequencies and phase relationships of that Generating Unit or the System, as the case may be, and the System to which it is connected are identical; "Synchronise" and "Synchronisation" shall be construed accordingly;

"Synchronous Speed"      that speed required by a Generating Unit
to  enable  it to be synchronised to a System;

"System"             any  User  System or  the  NGC  Transmission
System as the case may be;

"System Ancillary
Services"           any or all of the following:

                    Reactive Power;
                    Primary Response;
                    Secondary Response;
                    Five Minute Reserve;
                    Frequency  Response by means of Gas  Turbine
                     Unit Fast Start;
                    Frequency Response by means of Pumped Storage
                     Unit Fast Start;
                    Black Start Capability;

"Total  Shutdown"               the situation existing  when  all
generation has ceased and there is no electricity supply from External Interconnections and, therefore, the Total System has shutdown with the result that it is not possible for the Total System to begin to function again without NGC's directions relating to a Black Start;

"Total  System"       the NGC Transmission System  and  all  User
Systems in England and Wales;

"Transfer  Scheme"             the transfer scheme  made  by  the
Central Electricity Generating Board established under Section 66 of the Act or by the Secretary of State under Section 69 of the Act;

"Transmission Licence"   the Licence granted to NGC under Section
6(l)(b) of the Act;

"User"              any person using the NGC Transmission System;

"User  System"        any  System owned or  operated  by  a  User
comprising Generating Units and/or Distribution Systems (and/or other systems consisting (wholly or mainly) of electric lines which are owned or operated by a person other than a PES) and Plant and/or Apparatus connecting Generating Units, Distribution Systems (and/or other systems consisting (wholly or mainly) of electric lines which are owned or operated by a person other than a PES) or Non-Embedded Customers to the NGC Transmission System or (except in the case of Non-Embedded Customers) to the relevant other User Systems, as the case may be, including any Remote Transmission Assets operated by such User or other person and any Plant and/or Apparatus and meters owned or operated by the User or other person in connection with the distribution of electricity but does not include any part of the NGC Transmission System.

                          Schedule K




                            Part 1


                       Cancelled Starts


Generating Unit Period before Synchronisation






                            Part 2


                         Hot Standby



Generating Unit           Value of H

                           EXHIBIT 15

           DATED                                  1990



                THE NATIONAL GRID COMPANY PLC

                            - to -

               [                              ]




 ____________________________________________________________


            at [                                ]

 ____________________________________________________________

                       INTERFACE AGREEMENT


THIS DEED OF AGREEMENT is made on the date stated on the Cover between the Parties stated thereon


WHEREAS


(A) Certain assets of NGC (including assets of third parties used by NGC under arrangements with such third parties) are situated on property title to which (by way of freehold or leasehold) is vested in Genco;

(B) Certain assets of Genco (including assets of third parties used by Genco under arrangements with such third parties) are situated on property title to which (by way of freehold or leasehold) is vested in NGC; and


(C) Certain assets and facilities of one party, whether situated on that party's property or not, are required for use by both parties in the carrying on of their respective undertakings.

(D) This Agreement is entered into by the parties to give effect to appropriate arrangements in respect of such assets and the use of assets and facilities.


NOW IT IS HEREBY AGREED as follows:


DEFINITIONS AND INTERPRETATION

In this Agreement, the following words and expressions shall, unless the subject-matter or context otherwise requires or is inconsistent therewith, bear the following meanings:

"the Act"       the Electricity Act 1989;

"Asset"          a Genco Asset or an NGC Asset (as the  case  may
be);

"Affiliate"          in  relation to a Party  means  any  holding
company or subsidiary of that Party or any subsidiary of a holding company of that Party, in each case within the meaning of Sections 736, 736A and 736B of the Companies Act 1985 as substituted by Section 144 of the Companies Act 1989 and if that section is not in force at the date of this Agreement as if such section were in force at such date;

"CEGB"          the Central Electricity Generating Board;

"Common Asset"  an asset specified in Schedule 6;

"Competent
Authority"           includes  the  Director  and  any  local  or
national agency, authority, department, inspectorate, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, the United Kingdom or the European Community;

"Connection
Agreement"           the  Master Connection  and  Use  of  System
Agreement entered into by, among others, the Parties regarding, among other things, the connection of Genco's Plant and Apparatus (as defined therein) to the NGC Transmission System (as defined therein) and the use by Genco of such system;

"Cover"          the page of this Deed headed as such which  page
shall form part of this Deed;

"Directive"          includes  any present or  future  directive,
requirement, instruction, direction or rule of any Competent Authority, (but only, if not having the force of law, if compliance with the Directive is in accordance with the general practice of persons to whom the Directive is addressed) and includes any modification, extension or replacement thereof then in force;

"the  Director"   the  Director  General  of  Electricity  Supply
appointed for the time being pursuant to Section 1(1) of the Act by the Secretary of State;

"Electricity
Generating
Licence"        Genco's licence granted pursuant to S.6(l)(a)  of
the Act;

"Emergency
Personnel"          in relation to a Party, all employees of that
Party who have appropriate knowledge and experience and are recognised by that Party as being able to carry out competently and safely emergency action for the purposes of clause 10;

"Force Majeure" in relation to a Party, any event or circumstance which is beyond the reasonable control of that Party, and which results in or causes the failure of that Party to perform any of its obligations under this Agreement including any act of God, strike, lockout or other industrial disturbance, act of the public enemy, war declared or undeclared, threat of war, terrorist act, blockade, revolution, riot, insurrection, civil commotion, public demonstration, sabotage, act of vandalism, lightning, fire, storm, flood, earthquake, accumulation of snow or ice, lack of water arising from weather or environmental problems, explosion, fault or failure of plant and apparatus which could not have been prevented by Good Industry Practice, governmental restraint, Act of Parliament legislation, bye-law, and Directive (not being any order, regulation or directive under Section 32, 33, 34 or 35 of the
Act) Provided that lack of funds shall not be interpreted as a cause beyond the reasonable control of that Party;

"Genco's   Assets"         those  assets  listed  in  Schedule  1
(including any plinths or other structures (excluding buildings) to or upon which the same are affixed and to or upon which no assets of any other person are affixed and any straps, bolts or other such things for attachment thereto) as any of the same may be Modified pursuant to this Agreement;

"Genco's Land"  the land described in Schedule 2;

"Genco Radio
Equipment"           all that telecommunications equipment  owned
or operated by Genco and situated on NGC Radio Towers and Masts and listed in Schedule 1;

"Genco Radio
Towers  and Masts"        those radio towers and masts  owned  by
Genco  and  not  situated on NGC's Land but on  which  NGC  Radio
Equipment is situated;

"Good Industry
Practice"        the exercise of that degree of skill, diligence,
prudence and foresight which would reasonably and ordinarily be expected from a skilled and experienced operator engaged in the same type of undertaking under the same or similar circumstances;

"Grantee"       in any particular case the owner of the Asset  in
question;

"Grantor"       the owner of Grantor's land;

"Grantor's  Land"         Genco's Land and/or NGC's Land  as  the
context so requires;

"the  Grid Code"     the document or documents produced  pursuant
to the NGC Transmission Licence, as from time to time revised in accordance with the NGC Transmission Licence;

"High Voltage
Lines"          electric lines of a nominal voltage exceeding 132
kilovolts;

"HV'            of a nominal voltage exceeding 650 volts;

"Intellectual
Property"        patents, trademarks, service  marks,  rights  in
designs, trade names, copyrights and topography rights (whether or not any of the same is registered and including applications for registration of any of the same) and rights under licences and consents in relation to any of the same and all rights or forms of protection of a similar nature or having equivalent or similar effect to any of the same which may subsist anywhere in the world;

"Interconnectors"        the electric lines, electrical plant and
meters  owned  or   operated  by  NGC  for  the  transmission  of
electricity into or out of transmission systems in France or Scotland;

"Modification"   in relation to an Asset, any  alteration  to  or
replacement  of  such  Asset  pursuant  to  clause  3.1  of  this
Agreement   and  "Modify"  and  "Modified"  shall  be   construed
accordingly;

"NGC's Assets" those assets listed in Schedule 3 (including any plinths or other structures (excluding buildings) to or upon which the same are affixed and to or upon which no assets of any other person are affixed and any straps, bolts or other such things for attachment thereto) as any of the same may be Modified pursuant to this Agreement;

"NGC's  Land"   the land described in Schedule 4;

"NGC Radio
Equipment"           all that telecommunications equipment  owned
or  operated by NGC and situated from time to time on Genco Radio
Towers and Masts as listed in Schedule 3;

"NGC Radio Towers
and Masts"          those radio towers and masts owned by NGC and
not situated on Genco's Land but on which Genco Radio Equipment is situated;

"NGC Transmission
Licence"        NGC's licence granted pursuant to Section 6(1)(b)
of the Act;

"Party"          each person for the time being and from time  to
time party to this Agreement and any successor(s) in title to, or permitted assign(s) of, in relation to a Right of Access, the such person;

"Permitted
Purpose"         in  relation to a Right of Access,  the  purpose
specified in the clause granting such Right of Access;

"Providing Party"        in the context of clause 8, a  Party  in
whom title to a Common Asset is vested;

"Recipient"          in the context of clause 8, the Party  which
is the recipient of the Services;

"Relocation
Proposal"       a proposal by the Grantor to the Grantee pursuant
to sub-clause 5.1 for the relocation of any of the Grantee's
Assets;

"Right of Access"        full right and liberty during the
currency of this Agreement to enter upon and through and remain upon any part of the Grantor's Land to the extent necessary for a Permitted Purpose and subject to the provisions of clause 7;

"Services"          in the context of clause 8, the goods and
services specified in Schedule 7;

"Supplemental
Connection
Agreement"          an agreement entered into between the Parties
in substantially the form set out in the appropriate schedule to the Connection Agreement;

"Supplier"          in the context of clause 8, the Party which
is the provider of Services to the Recipient;

"Transfer Scheme"        the scheme of that name made pursuant to
the Act; and

"Using Party"   in relation to a Common Asset, the Party (not
being the Providing Party) which uses that Asset.


In this Agreement:

(i) unless the context otherwise requires all references to a particular clause, sub-clause, paragraph or Schedule shall be a reference to that clause, subclause, paragraph or Schedule in or to this Agreement;

(ii) the table of contents and headings are inserted for convenience only and shall be ignored in construing this Agreement;

(iii) references to the words "include" or "including" are to be construed without limitation to the generality of the preceding words;

(iv) unless there is something in the subject matter or the context which is inconsistent therewith, any reference to an Act of Parliament or any Section thereof or Schedule thereto, or other provision thereof or any instrument, order or regulation made thereunder shall be construed at the particular time as including a reference to any modification, extension, replacement or reenactment thereof then in force and to all instruments, orders or regulations then in force and made under or deriving validity f rom the relevant Act of Parliament; and

(v) references to the masculine shall include the feminine and references in the singular shall include the plural and vice versa and words denoting natural persons shall include companies, corporations and any other legal entity and vice versa.


RIGHT TO RETAIN ASSET

Subject to sub-clause 5.1, NGC hereby grants to Genco the right to retain and replace as provided in this Agreement Genco's Assets on NGC's Land in such places as they are currently situated and such right shall extend to any Modified Genco Asset. NGC shall maintain any shelter and/or support enjoyed by any such Asset at the date of this Agreement or, if later, when relocated on NGC's Land in accordance with clause 5 and shall further maintain in good condition any NGC Radio Towers and Masts to which Genco Radio Equipment is attached or by which it is supported and grants to Genco a Right of Access for the purpose of the maintenance, inspection, testing, removal, operation, Modification or repair of any of Genco's Assets. For the purpose of carrying out the said maintenance of the NGC Radio Towers and Masts NGC may upon the expiry of reasonable prior notice to Genco take any steps reasonably necessary in respect of Genco's Radio Equipment to enable such maintenance work to be carried out.

Subject to sub-clause 5.1, Genco hereby grants to NGC the right to retain and replace as provided in this Agreement NGC's Assets on Genco's Land in such places as they are currently situated and such right shall extend to any Modified NGC Asset. Genco shall maintain any shelter and/or support enjoyed by any such Asset at the date of this Agreement or, if later, when relocated on Genco's Land in accordance with clause 5 and shall further maintain in good condition any Genco Radio Towers and Masts to which NGC Radio Equipment is attached or by which it is supported and grants to NGC a Right of Access for the purpose of the maintenance, inspection, testing, removal, operation, Modification or repair of any of NGC's Assets. For the purpose of carrying out the said maintenance of the Genco Radio Towers and Masts Genco may upon the expiry of reasonable prior notice to NGC take any steps reasonably necessary in respect of NGC's Radio Equipment to enable such maintenance work to be carried out.


MODIFICATIONS REPLACEMENTS AND ALTERATIONS

A Party may at its own expense replace or alter any of its Assets provided that:
     the replacement Asset or the Asset as so altered:

     (i)   is placed in the same or approximately the same position;
     (ii)  fulfils the same or a similar purpose;
     (iii) can, where relevant, be accommodated In and on existing buildings or structures;
     (iv) does not require additional or improved facilities or services from the Grantor;

     (v) does not restrict the actual and intended use of the Grantor's Land and any equipment thereon or therein to any materially greater extent than the Asset so replaced or altered;
and

     (vi) is either of the same or a similar or smaller size or the alteration is effected substantially within the space occupied by such Asset to enable the Asset to be used up to its full capability; and

     prior written notification has been given to the Grantor.

If any replacement or alteration permitted by clause 3.1 shall require minor alterations or works to the existing buildings or structures housing or supporting the Asset in question, such alterations or works may be carried out (with the prior written approval of the Grantor (such approval not to be unreasonably withheld or delayed)) but at the cost of the Grantee.

To the extent that any of the conditions of clause 3.1 are not met In relation to any replacement or alteration, the Grantor may by notice in writing require the Grantee promptly to remove such replacement or alteration and, If the Grantee fails to do so, may remove the same itself at the cost and expense of the Grantee.
On such removal, the Grantee may reinstate the Asset so replaced or altered.

The Grantee shall, if considering moving, replacing, or altering any of the Grantee's Assets, give due consideration as to whether it shall be operationally practicable, desirable and reasonably economic to move such Asset to (or place the replacement or altered Asset on) its own property.


SECURITY AND COMPLIANCE WITH STATUTES etc

Each Party undertakes to maintain and provide security in relation to the other Party's Assets in accordance with the arrangements set out in Part I of Schedule 5.

Each Party shall procure that, as between the Parties, all reasonable and necessary steps are taken, as and when necessary or desirable, in cooperation with the other (and, so far as applicable, with any third party), to ensure compliance with the provisions (each such provision or part thereof being in this clause 4 an "Obligation") of:

(i) all statutes and Directives applicable to any Asset and/or any part (including the whole) of Genco's Land and/or NGC's Land;

(ii) any statute or Directive which may affect any other property
(of whatever nature) of either Party as a result of the existence, nature, location, or manner of operation of any Asset;
and

(iii) any statute or Directive requiring the reporting of any occurrence relating to or affecting any Asset and/or Genco's Land and/or NGC's Land (including the Reporting of Injuries Diseases and Dangerous Occurrence Regulations 1985 and the Electricity Supply Regulations 1988).

Each Party shall, so far as it is aware of the same, unless it has reasonable grounds for believing that the other Party possesses the information, keep the other Party informed of all matters relating to any Obligation or potential Obligation and/or the extent to which such Obligation may be applicable.

In the event of any dispute as to responsibility, as between the Parties, pursuant to clause 4.2, for compliance with an Obligation, that responsibility shall be allocated, so far as practicable, on the basis that:

(i) each Party shall refrain from taking or permitting any act or omission which would prevent compliance with an Obligation;
and

(ii) positive action required in relation to a Party's property as a consequence of the existence, nature, location or manner of operation of that property or any other property of that Party shall be the responsibility of that Party, and, to the extent that such action is required in respect of or affecting any property of the other Party (or property of a third party located in or on that other Party's Land), such action may be taken with the prior approval of that other Party (such approval, subject to (i) above, not to be unreasonably withheld or delayed).

The provisions for safety coordination between the Parties contained in Part II of Schedule 5 shall apply.


RELOCATIONS

At any time and from time to time during the term of this Agreement, the Grantor may with the prior written consent of the Grantee (such consent not to be unreasonably withheld or delayed) require the Grantee to relocate any of the Grantee's Assets either to a different location on the Grantor's Land or to the Grantee's or a third party's land, such consent to be sought and given or refused in accordance with the following procedure:

The Grantor shall serve a written notice on the Grantee, which notice shall specify:

(a)  the Grantee's Assets which the Grantor wishes to be relocated;
(b)  the reasons for such wish;
(c)  the proposed new location for such Assets; and
(d)  the timing of the carrying out of such relocation.

The Grantee shall within one month of receipt of any such notice
(or such longer period as shall be reasonably necessary) serve a counter notice stating:

(a)  whether or not in its reasonable opinion such Relocation
Proposal is acceptable to it;

(b) if the Relocation Proposal is not acceptable to the Grantee, the grounds for such opinion and the terms of any alternative proposal (the "Alternative Relocation Proposal") covering so far as relevant the matters referred to in items (a) - (d) of clause
5.1.1 which would be acceptable to the Grantee; and

(c) in respect of the Relocation Proposal (if accepted) or of any Alternative Relocation Proposal, the costs likely to be incurred in connection with considering the Relocation Proposal or the Alternative Relocation Proposal and effecting the said relocation of the Assets and the proper and reasonable costs of relocating any other equipment that may be necessary as a result of the relocation of those Assets and any consequential losses including payments to third parties incurred as a result of the relocation of those Assets and the proposed manner and timing of payment of the same by the Grantor.

If within one month of the date of such counter notice (or such longer period as shall be reasonably necessary) the Grantor has not withdrawn the Relocation Proposal and the Parties have not agreed upon it or the Alternative Relocation Proposal (if any) or a variation of either of them (such agreement to include agreement on the costs referred to in item (c) of clause 5.1.2) the matter shall be dealt with in accordance with Clause 12.

Upon approval or settlement of any Relocation Proposal, Alternative Relocation Proposal or variation thereof pursuant to clause 5.1, the Grantee shall relocate or procure the relocation of the relevant Assets as quickly as reasonably practicable (having regard to, amongst other things, technical and operational requirements and to its obtaining all necessary licences and consents).

The Grantor shall pay to the Grantee all costs referred to in item (c) of clause 5.1.2 as agreed or settled pursuant to clause
5.1 provided that all reasonable endeavours are used to minimise such costs and in the event that a Relocation Proposal is withdrawn or consent thereto is reasonably withheld pursuant to clause 5.1, the Grantor shall pay to the Grantee all costs reasonably incurred by the Grantee in connection with considering the Relocation Proposal and any counter notice.

Such of the provisions of this Agreement as are appropriate and relevant (including the provisions of this clause 5), shall continue to apply to any relocated Assets.


REMOVALS

Whenever any of NGC's Assets shall become unusable for the purpose for which it was designed or shall not have been used for a continuous period of at least twelve months, Genco may, by notice in writing to NGC, require NGC to remove such Asset, at NGC's expense, from Genco's Land as quickly as practicable and in any event before the first anniversary ("the Removal Date") of the date of service of such notice unless:

(i) Genco shall within the thirty days following service of such notice have been reasonably satisfied that the Asset will be used by NGC before the Removal Date, (or such later date as NGC shall propose as is reasonable in all the circumstances including the plans of either Party for subsequent use of the Asset in question or the space occupied by such Asset); and

(ii) the Asset is so used.

In the event that there shall cease to be any Supplemental
Connection Agreement relating to any of Genco's Assets on NGC's
Land Genco shall remove all of Genco's Assets from NGC's Land as quickly as practicable and in any event within the period provided in the Connection Agreement.

In the event that there shall be a Disconnection (as defined in the Connection Agreement) of all Plant and Apparatus (as so defined) of Genco on NGC's Land then NGC will within 24 months of the date of notice of intended Disconnection remove from Genco's Land all of NGC's Assets not falling within the definition "NGC Assets" under the Connection Agreement and Genco shall pay to NGC one half of the costs reasonably incurred by NGC in so doing. Provided that where NGC's Land comprises two (or more) separate parcels of land and it is operationally necessary for the purposes of the business carried on by NGC on NGC's land for NGC to retain any of NGC's Assets on Genco's Land notwithstanding the Disconnection then in respect of such of NGC's Assets aforesaid NGC shall not be under the obligation to remove them from Genco's Land until NGC no longer has any operational necessity to retain such Assets (or any of them) on NGC's Land Provided further that the provisions of Clause 5 hereof shall continue to apply to such of NGC's Assets as remain on Genco's Land.

Where the Grantee is obliged to remove any of its Assets from the Grantor's Land, whether under this Clause 6 or otherwise, and fails to do so in accordance with the relevant provisions, the Grantor shall be entitled to remove the Asset to land of the Grantee and the Grantee shall provide all reasonable assistance to enable the Grantor safely so to do and shall pay and reimburse to the Grantor all costs and expenses (or one half of such costs where the obligation to remove such Assets arose pursuant to sub clause 6.3) reasonably incurred by the Grantor in so doing.


RIGHTS OF ACCESS

A Right of Access includes the right to bring on to the Grantor's
Land such vehicles, plant, machinery and maintenance or construction materials as shall be reasonably necessary for the Permitted Purpose.

A Right of Access given to the Grantee may be exercised by any person, including third party contractors, reasonably nominated from time to time by the Grantee. To the extent (if any) that any particular authorisation or clearances may be required to be given by the Grantor and the procedures for giving and obtaining the same are not for the time being stipulated in arrangements made pursuant to clause 7.3, the same shall be given within a reasonable time from the date of the request therefor, save in the case of emergency in which case it shall be given without delay.

The Parties shall procure that all reasonable arrangements and provisions are made and/or revised from time to time, as and when necessary or desirable, to facilitate the safe exercise of any Right of Access with the minimum of disruption, disturbance or inconvenience to both Parties. Such arrangements and provisions may, to the extent that the same is reasonable, limit or restrict the exercise of the Right of Access and/or provide for one Party to make directions or regulations from time to time in relation to a specified matter. Matters to be covered by such arrangements and/or provision include:

(i)  the identification of any relevant Assets;

(ii) the particular access routes applicable to the land in question having particular regard for the weight and size limits on those routes;

(iii) any limitations on times of exercise of a Right of Access;

(iv) any requirements as to prior notification and as to authorisation or security clearance of individuals exercising such Rights of Access, and procedures for obtaining the same;

(v) the means of communication to the other Party and all employees and/or contractors who may be authorised from time to time by that Party to exercise a Right of Access of any relevant directions or regulations made by one Party;

(vi) the identification of and arrangements applicable to Emergency Personnel.

Each Party shall procure that any such arrangements and/or provisions (or directions or regulations issued pursuant thereto) made from time to time between the Parties shall be observed and performed by it and all persons authorised by it to exercise any Right of Access.

The Grantee shall procure that all reasonable steps are taken in the exercise of any Right of Access to:

(a) avoid or minimise damage to the Grantor's Land, or any other property thereon or therein;

(b) cause as little disturbance and inconvenience as possible to the Grantor or other occupier of the Grantor's Land.

And shall promptly make good any damage caused to the Grantor's Land and/or such other property in the course of the exercise of such rights and shall indemnify the other Party against all actions, claims, proceedings, losses, costs and demands arising out of such exercise.

Subject to clause 7.4.1, all such rights shall be exercisable free of any charge or payment of any kind.

Subject to any contrary arrangements for the time being made under clause 7.3:

     a Right of Access for operation or inspection shall be available without prior notice;

     a Right of Access for the purpose of maintenance, testing or repair of HV apparatus granted in respect of land on which exposed HV conductors are sited shall only be exercisable on the giving of at least seven days prior written notice to the Grantor except in the case of loss of generation or other emergency (in which event the Grantor shall render all possible assistance in procuring that the Right of Access shall be exercisable as soon as possible); and

     a Right of Access for the purpose of Modifying any Asset shall be exercisable only after two weeks prior written notice to the Grantor.


SERVICES AND USE OF ASSETS

Subject as hereinafter provided, in relation to each Common Asset, the Providing Party shall, if required by the Using Party, make the Common Asset in question available for continued use by the Using Party to at least the same extent as it was available for use by the Using Party immediately prior to the date of this Agreement.

Subject as hereinafter provided, in relation to each Service, the Supplier shall, if required by the Recipient, continue to provide the same to the Recipient. Such provision shall be of such a quality and quantity and shall be provided at such times as the Recipient shall reasonably request. The Supplier shall not be required to exceed the level of quality or quantity of the Service normally provided prior to the date of this Agreement, unless specifically agreed otherwise between the Parties.

Where the use of any Common Asset is made available or such Service is supplied as aforesaid, the Parties shall procure that all reasonable arrangements and provisions are made and/or revised from time to time, as and when necessary or desirable between the local personnel employed by each of them in that regard, such arrangements to include:

     the identification of the Common Assets and/or Services in question including (where relevant) the extent of their availability;

     the hours during which such use or provision shall be allowed or made; any requirements as to notification of use or call for supply or temporary suspension thereof;

     any requirements as to authorisation or security clearance of individuals and the procedures for obtaining the same;

     any safety requirements;

     administration of payment arrangements; and

In the case of helicopter landing facilities arrangements as to the particular areas of Genco's Land to be available for the purpose.

The provision of use of the Common Assets listed in Schedule 6, Part One and the supply of the Services listed in Schedule 7, Part One shall not be terminated unless the Providing Party ceases to require the Common Asset or Service for its own use in which case the supply of the Service or use of the Common Asset may be terminated by not less than one year's notice in writing;

The provision of use of the Common Assets listed in Schedule 6, Part Two and the supply of the Services listed in Schedule 7, Part Two shall continue until terminated by not less than one year's notice in writing by either Party.

Each Party shall maintain any Common Asset owned by that Party in accordance with Good Industry Practice.


PAYMENT

The Parties agree that the provision of the use of Common Assets shall be free of charge.

The Recipient agrees to pay the Supplier the fees for the provision of the Services calculated and payable in accordance with the relevant provisions of Schedule 8.

The Recipient shall maintain all its relevant assets in such repair and condition that the level of services provided does not substantially increase as a result of the lack of repair or condition of the relevant assets.

Each Party shall pay to the other a fee for that other's maintenance costs in respect of that other's Radio Towers and Masts such fee to be paid annually and calculated in accordance with the relevant provisions of Schedule 8.

Any sums payable under this Agreement shall be payable together with any Value Added Tax chargeable on the same. Any costs, expenses or other sums to be repaired or reimbursed to a Party under this Agreement shall include any Value Added Tax paid by that Party in relation to such sums to the extent that no credit is available in respect thereof under Section 15 of the Value Added Tax Act 1983.

If either Party fails to pay on the due date any amount properly due under this Agreement such Party shall pay to the other interest on such overdue amount from and including the date of such failure to (but excluding) the date of actual payment (as well after as before judgment) at the rate of 4% over Barclays Bank PLC base rate for the time being and from time to time. Interest shall accrue from day to day.

NON-INTERFERENCE

Each Party agrees that neither it nor its agents, employees and invitees will interfere in any way with any of the other Party's
Assets without the consent of that other. For the purposes of this clause "interfere" shall include:

     disconnect or alter the connection of any Asset to any system of cables, foundations, pipes, drains or other media to which it may be connected from time to time or to prevent supply of any substance or thing through such connected system;

     affix or remove any item or substance of any nature whatsoever to or from any Asset;

     damage any Asset;

     allowing any other person to interfere with any Asset;

     alter any meters or settings on any Asset;

     the obstruction of access to any Asset.

The obligations contained in this clause 10 shall be suspended to the extent that emergency action is taken by Emergency Personnel in good faith to protect the health and safety of persons or to prevent damage to property. All reasonable care shall be taken in the course of such emergency action. When the emergency has ended, any damaged property will be reinstated by the Party whose Asset gave rise to the emergency, save for damage occurring by reason of lack of reasonable care in the course of the emergency action which shall be the responsibility of the Party taking the emergency action.

CABLE TUNNELS

Any cable tunnels situated under land owned by either Party to this Agreement shall be kept fully maintained and repaired on the following basis:

     in the case of cable tunnels containing the HV cables of one Party only from time to time, maintenance of the whole tunnel shall be the responsibility of that Party; in the case of cable tunnels containing HV cables of more than one Party, maintenance of the whole tunnel shall be the responsibility of the Party with the majority in number of such cables for the time being and the cost of such maintenance shall be apportioned between the Parties according to level of use;

     in the case of cable tunnels containing solely cables other than HV cables maintenance shall be the responsibility of the Party with the majority in number of such cables for the time being and the cost of maintenance shall be apportioned between the Parties according to level of use;

     where any part of any cable tunnel lies on or under land of a Party not responsible in accordance with the above provisions for the maintenance thereof that Party grants to the responsible Party a Right of Access for all purposes necessary to discharge its obligations under this clause 11 and shall give all reasonable cooperation and assistance to the responsible Party as may be requisite for the proper discharge by the responsible Party of its obligations under this clause;

     in relation to clauses 11.2 and 11.3 if neither Party has a majority of the HV or other cables (as the case may be) responsibility for maintenance of the tunnel shall rest with the owner of the tunnel.


DISPUTE RESOLUTION

Any dispute arising under this Agreement between location managers of the Parties shall, if not resolved within 14 days of first arising, be referred at the instance of either party to the respective Line Managers, or those fulfilling a similar function whether or not so called, of NGC and Genco who shall use all reasonable endeavours to resolve the matter in dispute within one month.

Save where expressly stated in this Agreement to the contrary and subject to any contrary provision of the Act, any Licence, or the Regulations, or the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any Licence or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under out of or in connection with this Agreement between the Parties shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Supply Industry Arbitration Association in force from time to time.

Whatever the nationality residence or domicile of any Party and wherever the dispute or difference or any part thereof arose the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the provisions of the Arbitration Acts 1950 (notwithstanding anything in Section 34 thereof) to 1979 (including any modification, extension, replacement or re-enactment thereof for the time being in force) shall apply to any such arbitration wherever the same or any part of it shall be conducted.

Subject always to sub-clause 12.5 below, if any tariff customer (as defined in Section 22(4) of the Electricity Act 1989) brings any legal proceedings in any court (as defined in the Rules of the Supreme Court 1965 and in the County Courts Act 1984) against one or more parties, any of which is a Party ("the Defendant Contracting Party") and the Defendant Contracting Party wishes to make a Third Party Claim (as defined in subclause 12.5 below) against the other Party ("the Other Party") which would but for this sub-clause have been a dispute or difference referred to arbitration by virtue of subclause 12.3 above then, notwithstanding the provisions of sub-clause 12.3 above which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the third party claim not only between the tariff customer and the Defendant Party but also between either or both of them and the Other Party whether by way of third party proceedings (pursuant to the Rules of the Supreme Court 1965 or the County Court Rules 1981) or otherwise as may be ordered by the Court.

For the purposes of this clause Third Party Claim shall mean:

     any claim by a Defendant Party against the Other Party
(whether or not already a party to the legal proceedings) for any contribution or indemnity; or

     any claim by a Defendant Contracting Party against the Other Party for any relief or remedy relating to or connected with the subject matter of the legal proceedings and substantially the same as some relief or remedy claim by the tariff customer; or

     any requirement by a Defendant Party that any question or issue relating to or connected with the subject matter of the legal proceedings should be determined not only as between the tariff customer and the Defendant Contracting Party but also as between either or both of them and the Other Party (whether or not already a party to the legal proceedings).

Sub-Clause 12.4 above shall apply only if at the time the legal proceedings are commenced no arbitration has been commenced between the Defendant Contracting Party and the Other Party raising or involving the same or substantially the same issues as would be raised by or involved in the third party claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question, in the event of dispute, whether the issues raised or involved are the same or substantially the same.


GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in all respects in accordance with English law.

Subject and without prejudice to clause 12 and to clause 13.4 the Parties irrevocably agree that the courts of England are to have exclusive Jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceeding (together in this clause 13 referred to as "Proceedings") arising out of or in connection with this Agreement may be brought in such courts.

Each Party irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this clause 13 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the English courts shall be conclusive and binding upon such Party and may be enforced in the courts of any other jurisdiction.

For the avoidance of doubt nothing contained in the foregoing provisions of this clause 13 shall be taken as permitting a Party to commence Proceedings in the courts where this Agreement otherwise provides for proceedings to be referred to arbitration.


CONFIDENTIALITY

For the purposes of this Clause 14 except where the context otherwise requires:

     "Authorised Recipient", in relation to any Protected Information, means any Business Person who, before the Protected Information had been divulged to him by NGC or any subsidiary of NGC, had been informed of the nature and effect of this clause 14 and who requires access to such Protected Information for the proper performance of his duties as a Business Person in the course of Permitted Activities;

     "Business Person" means any person who is a Main Business
Person, or a Corporate Functions Person and "Business Personnel" shall be construed accordingly.

     "Confidential Information" means all data and other information supplied to Genco under the provisions of this Agreement.

     "Corporate Functions Person" means any person who:

          is a director of NGC; or

          is an employee of NGC or any of its subsidiaries carrying out any administrative, finance or other corporate services of any kind which in part relate to the Main Business;
or

          is engaged as an agent of or adviser to or performs work in relation to or services for the Main Business and the Generation Business;

     "Generation Business" has the same meaning as in the NGC
Transmission Licence;

     "Main Business" means any business of NGC or any of its associates other than the Generation Business;

     "Main Business Person" means any employee of NGC or any director or employee of its subsidiaries who is engaged solely in the Main Business and "Main Business Personnel" shall be construed accordingly;

     "Permitted Activities" means activities carried on for the purposes of the Main Business;

     "Protected Information" means an information relating to the affairs of a Party which is furnished to Business Personnel pursuant to this Agreement unless, prior to such information being furnished, such Party has informed the recipient thereof by notice in writing or by endorsement on such information, that the said information is not to be regarded as Protected Information.

Confidentiality for NGC and its Subsidiaries

NGC and its subsidiaries in each of their capacities in this Agreement shall secure that Protected Information is not:

     divulged by Business Personnel to any person unless that person is an Authorised Recipient;

     used by Business Personnel for the purposes of obtaining for NGC or any of its subsidiaries or for any other person:

          any electricity licence; or

          any right to purchase or otherwise require, or to distribute, electricity including by means of an electricity purchase contract (as defined in the NGC Transmission Licence);
or

          any contract or arrangement for the supply of electricity to customers or suppliers; or

          any contract for the use of any electrical lines or electrical plant belonging to or under the control of a supplier; and

          used by Business Personnel for the purpose of carrying on any activities other than Permitted Activities;

     except with the consent in writing of the Party to whose affairs such Protected Information relates.

Nothing in this Clause 14 shall apply:

     to any Protected Information which, before it is furnished to Business Personnel is in the public domain;

     to any Protected Information which, after it is furnished to Business Personnel:

          is acquired by NGC or any subsidiary of NGC in circumstances in which this Clause 14 does not apply; or

          is acquired by NGC or any subsidiary of NGC in circumstances in which this Clause 14 does apply and thereafter ceases to be subject to the restrictions imposed by this Clause
14; or

          enters the public domain otherwise than as a result of a breach by NGC; or

          any subsidiary of NGC of its obligations in this Clause
14;

     to the disclosure of any Protected Information to any person if NGC or any subsidiary is required or permitted to make such disclosure to such person:

          in compliance with the duties of NGC or any associate under the Act or any other requirement of a Competent Authority;
or

          in compliance with the conditions of the NGC
Transmission Licence or any document referred to in the NGC
Transmission Licence with which NGC is required to comply; or

          in compliance with any other requirement of law; or

          in response to a requirement of any recognised stock exchange or regulatory authority or the Panel on Take-overs and Mergers; or

          pursuant to the Arbitration Rules for the Electricity
Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal; or

     to any Protected Information to the extent that NGC or any of its subsidiaries is expressly permitted or required to disclose that information under the terms of any agreement or arrangement (including the Grid Code and the Fuel Security Code) with the Party to whose affairs such Protected Information relates.

NGC and its subsidiaries may use all and any information or data supplied to or acquired by it, from or in relation to the other
Party to this Agreement in performing Permitted Activities including for the following purposes:

     the operation and planning of the NGC Transmission System;

     the calculation of charges and preparation of offers of terms for connection to or use of the NGC Transmission System;

     the operation and planning of the Ancillary Services
Business (as defined in the NGC Transmission Licence) and the calculation of charges therefor;

     the operation of the Settlements Business (as defined in the NGC Transmission Licence);

     the provision of information under the British Grid Systems
Agreement and the EdF Protocol;

and may pass the same to subsidiaries of NGC which carry out such activities and the Parties hereto agree to provide all information to NGC and its subsidiaries for such purposes.

NGC undertake that, having regard to the activities in which any Business Person is engaged and the nature and effective life of the Protected Information divulged to him by virtue of such activities, neither NGC nor any of its subsidiaries shall unreasonably continue (taking into account any industrial relations concerns reasonably held by it) to divulge Protected Information or permit Protected Information to be divulged to any Business Person who has notified NGC or the relevant subsidiary of his intention to become engaged as an employee or agent of any other person (other than of NGC or any subsidiary thereof) who is authorised by licence or exemption to generate, transmit or supply electricity, or who is to be transferred to the Generation Business save where NGC or such subsidiary could not, in all circumstances reasonably be expected to refrain from divulging to such Business Person Protected Information which Is required for the proper performance of his duties.

Any copies of the Protected Information, whether in hard copy or computerised form, will clearly identify the Protected
Information as protected.

NGC undertakes to use all reasonable endeavours to procure that no employee is a Corporate Functions Person unless the same is necessary for the proper performance of his duties.
Confidentiality other than for NGC and its Subsidiaries

Genco hereby undertakes with NGC and its subsidiaries that it shall preserve the confidentiality and secrecy of, and not directly or indirectly reveal, report, publish, disclose or transfer or use for its own purposes Confidential Information except:

     in the circumstances set out in Clause 14.9.2;

     to the extent expressly permitted by this Agreement; or

     with the consent in writing of NGC.

Exceptions: the circumstances referred to in Clause 14.8.1.1 are:

     where the Confidential Information, before It is furnished to Genco, is in the public domain; or

     where the Confidential Information, after it is furnished to
Genco:

          is acquired by Genco in circumstances in which this Clause 14 does not apply; or

          is acquired by Genco in circumstances in which this Clause 14 does apply and thereafter ceases to be subject to the restrictions imposed by this Clause 14; or

          enters the public domain otherwise than as a result of a breach by Genco of its obligations in this Clause 14; or

     if Genco is required or permitted to make disclosure of the Confidential Information to any person:

          in compliance with the duties of Genco under the Act or any other requirement of a Competent Authority;

          in compliance with the conditions of any Licence or any document referred to in any Licence with which Genco is required to comply; in compliance with any other requirement of law;

          in response to a requirement of any stock exchange or regulatory authority or the Panel on Takeovers and Mergers;

          or pursuant to the Arbitration Rules for the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal.

TITLE TO ASSETS

Genco and NGC hereby agree and declare that, the Transfer Scheme having divided the property rights and liabilities of CEGB between the successor companies named in the Transfer Scheme, Genco's Assets are intended to benefit the undertaking, land and business of Genco and NGC's Assets are intended to benefit the undertaking, land and business of NGC, and such Assets shall accordingly be and remain severed f rom the Grantor's Land and be and remain chattels of the Grantee.

Each Party acknowledges that it does not have and will not acquire any title, right or interest in any of the other Party's Assets save for such rights as are expressly granted herein or otherwise provided nevertheless that, if according to any rule of law, either Party should have any such title, right or interest in any of the other Party's Assets, then such title right or interest shall be held upon trust, insofar as it relates to the Asset, for the other Party absolutely and, insofar as it relates to the airspace occupied by the Asset and/or any adjoining property of the first Party, for that Party absolutely.

Each Party agrees that it shall not by any act or default render the other party's Assets liable to any distress execution or other legal process, and in the event that such assets shall become so liable, shall forthwith give notice of any such proceedings to the other Party and shall forthwith notify any third party instituting any such process of the ownership of such Assets.

If a Party desires to mortgage or charge any of its land or its interest therein on which any of the other Party's Assets are located or to mortgage or charge any of its own Assets or to enter into any arrangement which, if made, might affect the rights of the other Party expressly granted herein, then that Party shall ensure that the other Party's Assets are not and will not be subject to the rights granted therein and are not and will not be affected by the mortgage, legal charge or other agreement or arrangement, and shall give written notification thereof to the other Party.

In the event that either Party shall wish to grant rights over or dispose of any interest in or change the use of any land to which arrangements under Clauses 2 to 7 inclusive apply, that Party shall notify the other Party of such wish and fully consult that other in respect thereof and shall not grant such rights or make such disposal or change of use save on terms securing to the reasonable satisfaction of that other the Rights of Access granted in respect of such land.

LIMITATION OF LIABILITY

Subject to sub-clauses 5.3, 6.4, 9.6, 10.2 and 16.5 and save as provided in this subclause 16.1 and sub-clause 16.2 neither Party ("the Party Liable") nor any of its officers, employees or agents shall be liable to the other Party for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date hereof was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach and which resulted from:

     physical damage to the property of the other Party, its officers, employees or agents; and/or the liability of the other Party to any other person for loss arising from physical damage to the property of any person.

Nothing in this Agreement shall exclude or limit the liability of the Party Liable for death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents and the Party Liable shall indemnify and keep indemnified the other Party, its officers, employees or agents, from and against all such and any loss or liability which the other Party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents.

Subject to sub-clauses 5.3, 6.4, 9.6, 10.2 and 16.5 neither
Party, nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to the other Party for:

     any loss of profit, loss of revenue, loss of use, loss of contract or loss of goodwill; or

     any indirect or consequential loss; or

     loss resulting from the liability of the other Party to any other person howsoever and whensoever arising save as provided in sub-clauses 16.1.2 and 16.2.

The rights and remedies provided by this Agreement to the Parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including any rights either Party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the Parties hereby waives in the fullest extent possible all such rights and remedies provided by common law or statute, and releases the Party Liable, its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

Save as otherwise expressly provided in this Agreement, this clause 16 insofar as it excludes or limits liability shall override any other provision in this Agreement provided that nothing in this clause 16 shall exclude or restrict or otherwise prejudice or affect any of:

     the rights, powers, duties and obligations of either Party which are conferred or created by the Act, the Electricity
Generating Licence, the NGC Transmission Licence or the
Electricity Supply Regulations 1988 or any amendment or re-enactment thereof; or

     the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any such Licence as aforesaid or otherwise howsoever.

Each of the sub-clauses of this clause 16 shall:

     be construed as a separate and severable contract term, and if one or more of such sub-clauses is held to be invalid, unlawful or otherwise unenforceable the other or others of such sub-clauses shall remain in full force and effect and shall continue to bind the Parties; and

     survive termination of this Agreement.

Each Party agrees that the Other Party holds the benefit of sub clauses 16.1, 16.2 and 16.3 above for itself and as trustee and agent for its officers, employees and agents Each Party hereby acknowledges and agrees that the provisions of this clause 16 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date hereof.

INTELLECTUAL PROPERTY

All Intellectual Property relating to the subject matter of this Agreement conceived, originated, devised, developed or created by a Party, its officers employees, agents or consultants during the currency of this Agreement shall vest in such Party as the sole beneficial owner thereof save where the Parties agree in writing otherwise.

FORCE MAJEURE

If either Party (the "Non-Performing Party") shall be unable to carry out any of its obligations under this Agreement due to a circumstance of Force Majeure this Agreement shall remain in effect but save as otherwise provided herein the Non-Performing Party's obligations hereunder shall be suspended without liability for a period equal to the circumstance of Force Majeure provided that:-

(i) the Non-Performing Party gives the other Party prompt notice describing the circumstance of Force Majeure, including the nature of the occurrence, its expected duration and the particular obligations affected by It, and continues to furnish regular reports with respect thereto during the period of Force Majeure;

(ii) the suspension of performance is of no greater scope and of no longer duration than is required by the Force Majeure;

(iii) no liabilities of either Party that arose before the Force Majeure causing the suspension of performance are excused as a result of the Force Majeure;

(iv) the non-performing Party uses all reasonable efforts to remedy its inability to perform; and

(v)  as soon as practicable after the event which constitutes
Force Majeure the Parties shall discuss how best to continue their operations so far as possible in accordance with this Agreement.

WAIVER

No delay by or omission of a Party in exercising any right, power, privilege or remedy under this Agreement shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other or future exercise thereof or the exercise of any other right, power, privilege or remedy.

NOTICES

Any notice or other communication to be given by one Party to the other under, or in connection with the matters contemplated by, this Agreement shall be addressed to the recipient and sent to the address, telex number or facsimile number of such other Party given in Schedule 9 and marked for the attention of the person so given or to such other address, telex number and/or facsimile number and/or marked for such other attention as such other Party may from time to time specify by notice given in accordance with this clause 20 to the Party giving the relevant notice or other communication to it.

Any notice or other communication to be given by one Party to the other Party under, or in connection with the matters contemplated by, this Agreement shall be in writing and shall be given by letter delivered by hand or sent by first class prepaid post (airmail if overseas) or telex or facsimile, and shall be deemed to have been received:

     in the case of delivery by hand, when delivered; or

     in the case of first class prepaid post, on the second day following the day of posting or (if sent airmail from overseas) on the fifth day following the day of posting; or

     in the case of telex, on the transmission of the automatic answerback of the addressee (where such transmission occurs before 1700 hours on the day of transmission) and in any other case on the day following the day of transmission; or

     in the case of facsimile, on acknowledgement by the addressee's facsimile receiving equipment (where such acknowledgement occurs before 1700 hours on the day of acknowledgement) and in any other case on the day following the day of acknowledgement.

VARIATIONS

The provisions of Schedules 1, 3, 6, 7 and 8 may be varied from time to time by written memorandum signed by an authorised officer of each of the Parties. Subject thereto no variations to this Agreement shall be effective unless made by way of supplemental deed.

OVERRIDING PROVISIONS

In the event of any conflict between NGC's or Genco's obligations hereunder and their obligations under the Electricity Generating Licence and NGC Transmission Licence, the Act, any direction of the Secretary of State, the Director or ruling of the Monopolies and Mergers Commission, the Grid Code, under any Connection Agreement or under any Supplemental Connection Agreement, the provisions of the Electricity Generating Licence and NGC Transmission Licence, the Act, the Grid Code, any Connection Agreement or Supplemental Connection Agreement, the direction of the Secretary of State, the Director, or ruling of the Monopolies and Mergers Commission shall prevail and accordingly NGC and Genco respectively shall not be responsible for any failure to perform their respective obligations hereunder to the extent that any such failure is directly attributable to proper compliance with such provisions, rulings or directions.

The provisions of the Agreement of even date herewith between the Parties relating to access to or use of property or equipment affected by a nuclear site licence ("the Nuclear Sites Agreement") shall apply to this Agreement and in the event of any inconsistency between the provisions of this Agreement and the provisions of the Nuclear Sites Agreement the provisions of the latter shall prevail.

ASSIGNMENT AND SUB-CONTRACTING

The rights and obligations of a Party may not be assigned
(otherwise than to an Affiliate or by way of a charge or an assignment by way of security) without the consent of the other
Party, such consent not to be unreasonably withheld.

Each Party shall have the right to sub-contract or delegate the performance of any of its obligations or duties arising under this Agreement without the consent of the other. The sub-contracting by either Party of the performance of any obligations or duties under this Agreement shall not relieve such Party from the liability for performance of such obligation or duty.

ILLEGALITY AND PARTIAL INVALIDITY

If at any time any provision of this Agreement should become or be declared unlawful, invalid, illegal or unenforceable in any respect under the law of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of such provision under the law of any other jurisdiction shall be affected.

If any part of a provision of this Agreement is or becomes or is declared invalid, unlawful, illegal or unenforceable but the rest of such provision would remain valid, lawful or enforceable if part of the wording were deleted the provision shall apply with such modifications as may be necessary to make it valid, lawful, enforceable and effective but without affecting the meaning of legality, validity or enforceability of any other provision of this Agreement.

TERM AND TERMINATION

This Agreement shall continue until none of NGC's Assets are on Genco's land, and none of Genco's Assets are on, NGC's land and no Common Assets or Services are shared or provided.

REGISTRATION AND MEMORANDUM

Where any or all of the Grantor's Land is registered or the Grantee's interest therein is subject to compulsory registration at H.M. Land Registry, the parties hereto agree to apply to the Chief Land Registrar for the registration as appropriate of the rights and obligations granted by or contained in this Agreement and further agree to place on deposit at H.M. Land Registry all relevant Land or Charge Certificates to enable such registration to be effected.

Where any of the Grantor's Land is not so registered or subject to compulsory registration, each Party shall procure within six months of the date hereof that memoranda of this agreement are endorsed on or otherwise securely attached to the most recent conveyance (in the case of a freehold interest) or the lease under or pursuant to which they hold such land.

ENTIRE AGREEMENT

This Agreement contains the entire agreement between the Parties with respect to the subject-matter hereof, and expressly excludes any warranty, condition or other undertaking implied at law or by custom, and supersedes all previous agreements and understandings between the Parties with respect thereto and:

(i) each of the Parties acknowledges and confirms that it does not enter into this Agreement in reliance on any representation, warranty or other undertaking not fully reflected in the terms of this Agreement; but

(ii) the parties acknowledge that each of them may have entered or may enter into agreements with any Public Electricity Supplier (as defined in the Act) containing similar rights and/or liabilities to those contained in this Agreement affecting NGC's Land and/or Genco's Land and any assets thereon. The Parties shall, when entering into such agreement with any of the said Public Electricity Suppliers, use reasonable endeavours to avoid conflicts between the provisions thereof and the provisions of this Agreement but in the event of any conflict the parties shall procure that appropriate arrangements are made to settle the same to give full effect (so far as practicable) to the rights and liabilities under this Agreement and under such other agreements as aforesaid. Where relevant the provisions of Clause 7.3 shall apply. In the event of any dispute as to such conflict and/or arrangements the dispute shall be dealt with in accordance with Clause 12.


IN WITNESS whereof this Agreement has been entered into under seal the day and year first above written.

                          SCHEDULE 1


                 Genco's Assets on NGC's Land


[To be drawn from appropriate Schedule to Divisionalisation
Scheme, but to comprise fundamental operational assets on the relevant site, eg:

(a) HV Apparatus [including/comprising] busbar isolators, circuit breaker, earth switch, current transformer, voltage transformer;

(b) Termination Apparatus including/comprising] overhead connection tension insulators and downdroppers/HV cable sealing ends;

(c) Protection, control and alarm apparatus (including associated panels and multicore cabling);

(d)  Intertrip apparatus;


(e)  Standby diesels;

(f)  Connections to compressed air installations;

(g)  Sections of water washing installations.

(h)  Spares] excluding Strategic Sparest.

(i)  Metering equipment.

To the extent not included as part of such assets the same shall be deemed to include all control and auxiliary cables and their associated terminations, pipes and ducts and other ancillary equipment exclusively serving the same.

                          SCHEDULE 2



                         Genco's Land



All that the land with the buildings and/or structures thereon all which land is shown for the purpose of identification only edged red on the attached plan but excluding the area coloured pink thereon.

                          SCHEDULE 3



                 NGC's Assets on Genco's Land


[To be drawn from appropriate Schedule to Divisionalisation
Scheme, but to comprise fundamental operational assets on the relevant site,] eg:


(a)  HV Apparatus including/comprising HV Cable, Cable
      Termination and Circuit Breaker;

(b)  MV Apparatus including/comprising MV Cable, Cable
      Termination and Circuit Breaker;

(c) Protection, control and alarm apparatus (including associated panels and multicore cabling);

(d)  Intertrip apparatus;

(e)  Standby diesels;

(f)  Connections to compressed air installations;

(g)  Sections of water washing installations.

(h)  Cathodic Protection

(i)  Aerials

(i)  Telecoms equipment

(k)  Spares

(l)  Metering equipment


To the extent not included as part of such assets the same shall be deemed to include all control and auxiliary cables and their associated terminations, pipes and ducts and other ancillary equipment exclusively serving the same.

                          SCHEDULE 4


                          NGC's Land



All that the land with the buildings and/or structures thereon all which land is shown for the purpose of identification only coloured pink on the attached plan.

                          SCHEDULE 5


                            Part I



1.   NGC's Land

     Security of NGC Site Compounds will be maintained in accordance with the Electricity Supply Regulations 1988, which in the case of compounds containing exposed HV apparatus will be by a fence not less than 2.4 metres high or alternative enclosure. All buildings not enclosed within a site compound fence will be securely locked to restrict unauthorised access. A local management instruction will apply to the issue of security keys.


2.   Genco's Land

     Security arrangements for Genco's Land will take the general form as described below but specifically to accord with the instructions issued by the Station Manager (or other person fulfilling the same or a similar function whether or not so called):

     (a)  Controlled entry points

     (b)  Security monitoring system

     (c) Specific high security fencing or alternative enclosure of any HV apparatus with any live exposed connections.

                           Part II


Plant MV LV Apparatus Safety Co-Ordination Procedures (C1.4.5)


1.   In this Clause:

     "Apparatus"    means all equipment in which electrical
conductors are used, supported or of which they may form a part;

     "Connection
     Site"      shall have the meaning given to it in the Grid
Code;

     "Existing
     Rules"    means the rules, procedures or current
arrangements for and relating to safety coordination across boundaries (to permit work to or testing on the System of one of the Parties which, for this to be done safely, requires isolation and/or other precautions on Plant and/ or MV and/or LV Apparatus whether at, adjacent to or remote from the location of the work or testing) which are in force followed or complied with at Genco's Land and NGC's Land at the date of this Agreement;

     "Low Voltage"
      or "LV"  means a voltage not exceeding 250 volts;

     "Medium Voltage"
     or MV"    means a voltage exceeding 250 volts but not
exceeding 650 volts;

     "Plant"   means fixed and moveable items used in the
generation and/or supply and/or transmission of electricity, other than Apparatus.


2. The Parties will continue to comply with the Existing Rules pending any agreed modifications thereto.


3. The Parties will arrange for the Existing Rules (if not already in writing) to be written down and, in any event, to be agreed between the person or persons responsible on behalf of the relevant Parties for the coordination of safety at each Connection Site(s).

                          SCHEDULE 6



                    Common Assets (Cl.8.1)



Part One

(a) The Batteries Synchronisers and Highland alarm and data loggers (if any) detailed on the attached list.


Part Two

Such of the following items (if any) and any other items shown on the attached list:


(b)  Communicating Equipment

(c)  Connections to insulating oil and SF6 gas installations

(d)  Site lighting

(e)  Miscellaneous LV/MV cabling

(f)  Mobile Radioactive Apparatus

                          SCHEDULE 7



                      Services (Cl.8.2)



Part One

Such of the following services (if any) detailed on the attached list:

(a)  AC electrical supplies

(b)  Compressed air for switchgear operation

(c)  Water supplies (other than domestic)

(d)  DC electrical supplies


Part Two

Such of the following services (if any) and any other items detailed on the attached list:

(e)  Fire fighting systems and use of adjacent fire hydrants

(f)  Use of system f or transporting Insulating oil

(g)  Use of system for transporting Sulphur hexafluoride

(h)  Distilled Water

(i)  Helicopter landing Facilities.

                          SCHEDULE 8


                           Charges


A.   Provision of Services by Genco to NGC


     Service        Charge                        Period of Charge

     AC Electrical  such amount as shall be            Monthly
     Supplies       agreed between the Parties
                    from time to time

     Water Supplies (if substantial supply to be       Monthly
     (Other than    metered, (meter installed by
     Domestic)      Genco) & charged at local
                    authority or NRA rate)
                    (otherwise nil)


     Distilled WaterAs agreed from time to time        As used
     Supplies       between local representatives
                    of the Parties as being fair
                    and reasonable in all the
                    circumstances


     Other services      Nil
     per Schedule 7



B.   Provision of Services by NGC to Genco

     All Services             Nil
     per Schedule 7


C.   Radio Towers and Masts

     An aggregate annual fee calculated in accordance with the following formula which will be applied to each Genco Radio Tower or Mast for that period of any year in which it supports NGC Radio Equipment and each NGC Radio Tower or Mast for that period of any year in which it supports Genco Radio Equipment:


     Annual Fee =   A X  B
                         C

     Where A   =    annual maintenance cost of the Grantors Radio
Tower or Masts in question.


      B          =     tower loading of Grantee's Radio Equipment
thereon.

     C         =    combined tower loading of all radio equipment
on the Grantor's Radio Tower or Mast in question.


Tower loading to be measured in Kgf at wind speed of 120 mph.

                          SCHEDULE 9



               Addresses, Fax Nos etc (Cl 20.)



THE COMMON SEAL of NUCLEAR    )
ELECTRIC plc was hereunto          )
affixed in the presence of:             )








THE COMMON SEAL of NATIONAL   )
GRID was hereunto                  )
affixed in the presence of:             )












MWR-DO154a

                INTERFACE AGREEMENT - CONTENTS


Clause    Title                                        Page

1         Definitions and Interpretation               1
2         Right to Retain Asset                        12
3         Modifications, Replacements and Alterations  13
4         Security and Compliance with Statues etc     14
5         Relocations                                  17
6         Removals                                     19
7         Rights of Access                             20
8         Services and Use of Assets                   23
9         Payment                                      24
10        Non-Interference                             25
11        Cable Tunnels                                26
12        Dispute Resolution                           27
13        Governing Law and Jurisdiction               30
14        Confidentiality                              31
15        Title to Assets                              37
16        Limitation of Liability                      39
17        Intellectual Property                        41
18        Force Majeure                                42
19        Waiver                                       43
20        Notices                                      43
21        Variations                                   44
22        Overriding Provisions                        44
23        Assignment and Sub-Contracting               45
24        Illegality and Partial Invalidity            45
25        Term and Termination                         46
26        Registration and Memorandum                  46
27        Entire Agreement                             47

Schedule 1     Genco's Assets on NGC's Land
Schedule 2     Genco's Land
Schedule 3     NGC's Assets on Genco's Land
Schedule 4     NGC's Land
Schedule 5     Part I - Security Details
               Part 11 - Plant MV LV Apparatus
               Safety Coordination Procedures
Schedule 6     Common Assets
Schedule 7     Services
Schedule 8     Charges
Schedule 9     Addresses, Fax No's etc.

EXHIBIT 16

         DATED                                  1990





                THE NATIONAL GRID COMPANY PLC


                            - to -


          [                                       ]







      __________________________________________________


       at [                                           ]

      __________________________________________________

                INTERFACE AGREEMENT - CONTENTS

Clause    Title                                             Page

1         Definitions and Interpretation                     1
2         Right to Retain Asset                             12
3         Modifications                                     12
4         Safety, Security and Compliance with Statutes etc 14
5         Relocations of Grantee 9 s Assets                 15
6         Removals                                          18
7         Rights of Access                                  19
8         Services and Use of Common Assets                 22
9         Payment                                           24
10        Non-interference                                  25
11        Cable Tunnels                                     26
12        Dispute Resolution                                27
13        Governing Law and Jurisdiction                    29
14        Confidentiality                                   30
15        Dealings with Land                                39
16        Limitation of Liability                           40
17        Intellectual Property                             42
18        Force Majeure                                     43
19        Waiver                                            44
20        Notices                                           44
21        Variations                                        45
22        Overriding Provisions                             46
23        Assignment and Sub-Contracting                    47
24        Illegality and Partial Invalidity                 47
25        Term and Termination                              48
26        Registration and Memorandum                       48
27        Entire Agreement                                  48

Schedule 1 PES's Assets on NGC's Land                       51
Schedule 2 PES's Land                                       52
Schedule 3 NGC's Assets on PES's Land                       53
Schedule 4 NGC's Land                                       54
Schedule 5 Part  I  - Security Details                      55
           Part 11 - Plant MV LV Apparatus                  55
           Safety Co-Ordination Procedures
Schedule 6 Common Assets                                    57
Schedule 7 Shared Services                                  58
Schedule 8 Charges for the provision of                     59
           Site AC Supplies and Insulating Oil
Schedule 9 Addresses, Fax Nos etc.                          60

                         INTERFACE AGREEMENT


THIS DEED OF AGREEMENT is made on the date stated on the Cover between the Parties stated thereon


WHEREAS

(A) Certain assets of NGC (including assets of third parties used by NGC under arrangements with such third parties) are situated on property title to which (by way of freehold or leasehold) is vested in PES;

(B) Certain assets of PES (including assets of third parties used by PES under arrangements with such third parties) are situated on property title to which (by way of freehold or leasehold) is vested in NGC;

(C) Certain assets and facilities of one party, whether situated on that party's property or not, are required for use by both parties in the carrying on of their respective undertakings; and

(D) This Agreement is entered into by the parties to give effect to appropriate arrangements in respect of such assets and the use of assets and facilities.


NOW IT IS HEREBY AGREED as follows:


DEFINITIONS AND INTERPRETATION

In this Agreement the following words and expressions shall, unless the subject-matter or context otherwise requires or is inconsistent therewith, bear the following meanings:

"the Act"           the Electricity Act 1989;

"Asset"             a PES's Asset or an NGC's Asset (as the  case
may be);

"Affiliate"              in relation to a Party means any holding
company or subsidiary of that Party or any subsidiary of a holding company of that Party, in each case within the meaning of Sections 736, 736A and 736B of the Companies Act 1985 as substituted by Section 144 of the Companies Act 1989 and if that section is not in force at the date of this agreement as if such section were in force at such date;

"CEGB"              The Central Electricity Generating Board;

"Common Asset"      assets of the kind listed in Schedule 6 to be
agreed  pursuant to Clause 21.2 or determined pursuant to  Clause
12;

"Competent Authority" includes the Director and any local or national agency authority, department inspectorate, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, the United Kingdom or the European Community;

"Connection Agreement" the Master Connection and Use of System Agreement to be entered into by, among others, the Successors to NGC and PES regarding, among other things, the connection of PES Plant and Apparatus (as defined therein) to the NGC Transmission System (as defined therein) and the use by PES of such system;

"Cover"              the page of this Deed headed as  such  which
page shall form part of this Deed;

"Directive"                includes   any   present   or   future
directive, requirement, instruction, direction or rule of any Competent Authority, (but only, if not having the force of law if compliance with the Directive is in accordance with the general practice of persons to whom the Directive is addressed), and includes any modification, extension or replacement thereto then in force;

"the  Director"       the Director General of Electricity  Supply
appointed for the time being pursuant to Section 1(1) of the Act by the Secretary of State;

"Emergency Personnel"    in relation to a Party, all employees of
that Party who have appropriate knowledge and experience and are recognised by that Party as being able to carry out competently and safely emergency action for the purposes of clause 10;

"Force  Majeure"          in relation to a Party,  any  event  or
circumstance which is beyond the reasonable control of that Party and which results in or causes the failure of that Party to perform any of its obligations under this Agreement including any act of God, strike, lockout or other industrial disturbance, act of the public enemy, war declared or undeclared, threat of war, terrorist act, blockade, revolution, riot, insurrection, civil commotion, public demonstration, sabotage, act of vandalism, lightning, fire, storm, flood, earthquake, accumulation of snow or ice, lack of water arising from weather or environmental problems, explosion, fault or failure of that Party's plant and apparatus which could not have been prevented by Good Industry
Practice, governmental restraint, any Act of Parliament or legislation, bye-law, prohibition, measure or Directive (not being any order, regulation or directive under Section 32, 33, 34 or 35 of the Act) Provided that lack of funds shall not be interpreted as a cause beyond the reasonable control of that Party;

"Good Industry
Practice"            the  exercise  of  that  degree  of   skill,
diligence, prudence and foresight which would reasonably and ordinarily be expected from a skilled and experienced operator engaged in the same type of undertaking under the same or similar circumstances;

"Grantee"           in any particular case the owner of the Asset
in question;

"Grantor"           in any particular case the owner of the  Land
in question;

"the  Grid  Code"           the  document or  documents  produced
pursuant  to  one  of  the  conditions of  the  NGC  Transmission
Licence, as from time to time revised in accordance with the Conditions of the NGC Transmission Licence;

"HV"                of a nominal voltage exceeding 650 volts;

"Intellectual Property" patents, trademarks, service marks, rights in designs, trade names, copyrights and topography rights (whether or not any of the same is registered and including applications for registration of any of the same) and rights under licences and consents in relation to any of the same and all rights or forms of protection of a similar nature or having equivalent or similar effect to any of the same which may subsist anywhere in the world;

"Land"               NGC's  Land or PES's Land (as the  case  may
be);

"Licence"           any Licence granted pursuant to Section 6  of
the Act;

"Modification"      in relation to an Asset, any alteration to or
replacement  of  such Asset pursuant to sub-clause  3.1  of  this
Agreement   and  "Modify"  and  "Modified"  shall  be   construed
accordingly;

"NGC's Assets" assets (to be agreed pursuant to Clause 21.2 or determined pursuant to Clause 12) of the kind listed in
Schedule 3 (including any plinths or other structures (excluding buildings) to or upon which the same are affixed and to or upon which no assets of any other person are affixed and any straps, bolts or other such things for attachment thereto as any of the same may be Modified pursuant to this Agreement;

"NGC's Land"        the land described in Schedule 4;

"NGC Transmission
Licence"             NGC's licence granted pursuant to Section  6
(1)(b) of the Act;

"Party"             each person for the time being and from  time
to time party to this Agreement and any successor(s) in title to, or permitted assign(s) of, such person;

"Permitted Purpose" in relation to a Right of Access, the purpose specified in this Agreement for which such Right of Access is granted;

"PES's Assets" assets (to be agreed pursuant to Clause 21.2 or determined pursuant to Clause 12) of the kind listed in
Schedule 1 (including any plinths or other structures (excluding buildings) to or upon which the same are affixed, and to or upon which no assets of any other person are affixed and any straps, bolts or other such things for attachment thereto as any of the same may be Modified pursuant to this Agreement;

"PES's Land"             the land described in Schedule 2;

"PES  Licence"       PES's licence granted pursuant to Section  6
of the Act;

"Providing Party"        in the context of clause 8, a  Party  in
whom title to a Common Asset is vested;

"Recipient"               in the context of clause 8,  the  Party
which is the recipient of the provision of Services;

"Regulations"        the Electricity Supply Regulations  1988  or
any amendment or re-enactment thereof;

"Relocation Proposal"    a proposal by the Grantor to the Grantee
pursuant to sub-clause 5.1 for the relocation of any of the Grantee's Assets on the Grantor's Land;

"Full  Right"              full  right  and  liberty  during  the
currency of this Agreement to enter upon and through and remain upon any part of the Grantor's Land subject to the provisions of this Agreement;

"Services"                in the context of clause 8,  goods  and
services of the kind listed in Schedule 7 to be agreed pursuant to Clause 21.2 or determined pursuant to Clause 12;

"Supplemental
Connection  Agreement"    agreement entered into a  site-specific
connection between the Parties in substantially the form set out in the appropriate schedule to the Connection Agreement;

"Supplier"                in the context of clause 8,  the  Party
which is the provider of Services to the Recipient; and

"Using  Party"        in  relation to a Common Asset,  the  Party
which is not the Providing Party.

References in this Agreement to "the Grantor" shall mean NGC in relation to PES's Assets on NGC's land and PES in relation to NGC's Assets on PES's Land and references to"the Grantee","Grantor's Land" and"Grantee's Assets" shall be construed accordingly.

In this Agreement:

(i) unless the context otherwise requires all references to a particular clause, sub-clause, paragraph or Schedule shall be a reference to that clause, sub-clause paragraph or Schedule in or to this Agreement;

(ii)  the  table  of  contents  and  headings  are  inserted  for
convenience  only  and  shall  be  ignored  in  construing   this
Agreement;

(iii)     references to the words "include" or "including" are to
be   construed  without  limitation  to  the  generality  of  the preceding words;

(iv) unless there is something in the subject matter or the context which is inconsistent therewith, any reference to an Act of Parliament or any Section thereof or Schedule thereto, or other provision thereof or any instrument, order or regulation made thereunder shall be construed at the particular time, as including a reference to any modification, extension, replacement or re-enactment thereof then in force and to all instruments, orders or regulations then in force and made under or deriving validity from the relevant Act of Parliament; and

(v) references to the masculine shall include the feminine and references in the singular shall include the plural and vice versa and words denoting natural persons shall include companies, corporations and any other legal entity and vice versa.

RIGHT TO RETAIN ASSET

Subject to sub-clause 5.1, NGC hereby grants to PES the right to use, retain and Modify as provided in this Agreement PES's Assets on NGC's Land in such places as they are currently situated and such right shall extend to any Modified PES Asset. NGC undertakes to maintain any shelter or support enjoyed by any such Asset at the date of this Agreement or, if later, when relocated on NGC's Land in accordance with clause 5 and grants to PES a Right of Access for the purpose of the use, maintenance, inspection, testing, removal, operation, Modification or repair of any of PESTS Assets or for the purpose of compliance with any statute or Directive under the provisions of Clause 4.

Subject to sub-clause 5.1, PES hereby grants to NGC the right to use, retain and Modify as provided in this Agreement NGC's Assets on PES's Land in such places as they are currently situated and such right shall extend to any Modified NGC Asset. PES undertakes to maintain any shelter or support enjoyed by any such Asset at the date of this Agreement or, if later, when relocated on PES's Land in accordance with clause 5 and grants to NGC a Right of Access for the purpose of the use, maintenance, inspection, testing, removal, operation, Modification or repair of any of NGC's Assets or for the purpose of compliance with any statute or Directive under the provisions of Clause 4.

MODIFICATIONS

The Grantee may at its own expense replace or alter any of its Assets provided that:

     The replacement Asset or the Asset as so altered:

      (i) is placed in the same or approximately the same position;

     (ii) fulfils the same or a similar purpose;

      (iii) can, where relevant, be accommodated in and on existing buildings or structures;

      (iv) does not require additional or improved facilities or services from the Grantor;

      (v) does not restrict the actual and intended use of the Grantor's Land and any equipment thereon or therein to any materially greater extent than the Asset so replaced or altered;
and

      (vi) is (unless otherwise agreed by the Grantor, such agreement not to be unreasonably withheld or delayed) either of the same or a similar smaller size or the alteration is effected substantially within the space occupied by such Asset to enable the Asset to be used up to its full capability

     Prior written notification has been given to the Grantor.

      Subject to the Grantor's prior approval (such approval not to be unreasonably withheld or delayed) the Modified Asset may be installed adjacent to the Asset to be replaced so as to enable dual running whilst the Modified Asset is commissioned provided that the Grantee shall remove the Asset which the Modified Asset replaces as soon as practicable.

If any Modification shall require minor alterations or works to the existing buildings or structures of the Grantor housing or supporting the Asset in question such alterations or works may be carried out (with the prior written approval of the Grantor (such approval not to be unreasonably withheld or delayed)), but at the cost of the Grantee. To the extent that any of the conditions of sub-clause 3.1 are not met in relation to any Modification, the Grantor may by notice in writing require the Grantee promptly to remove such replacement or alteration and, if the Grantee fails to do so, may remove the same itself at the cost and expense of the Grantee. On such removal, the Grantee may reinstate the Asset to its state prior to such Modification.

The Grantee shall, If considering moving or Modifying any of the Grantee's Assets, give due consideration as to whether it shall be operationally practicable, desirable and reasonably economic to move such Asset to (or place the Modified Asset on) its own property.

SAFETY-SECURITY AND COMPLIANCE WITH STATUTES ETC

Each Party undertakes at its own expense to maintain and provide security in relation to the other Party's Assets in accordance with the arrangements set out in Part I of Schedule 5.

Each Party shall procure that, as between the Parties, all reasonable and necessary steps are taken, as and when necessary or desirable, In co-operation with the other (and, so far as applicable, with any third party), to ensure compliance with the provisions (each such provision or part thereof being in this clause 4 an "Obligation") of:

(i) all statutes and Directives applicable to any Asset and/or any part (including the whole) of any Land and/or the employees of either Party;

(ii) any statute or Directive which may affect any other property
(of whatever nature) of either Party as a result of the existence, nature, location, or manner of operation of any Asset.

Each Party shall, so far as it is aware of the same, unless it has reasonable grounds for believing that the other Party possesses the information, keep the other Party informed of all material matters relating to any Obligation.

In the event of any dispute as to responsibility, as between the Parties, pursuant to subclause 4.2, for compliance with an Obligation, that responsibility shall be allocated, so far as practicable, on the basis that:

(i) each Party shall refrain from taking or permitting any act or omission which would prevent compliance with an Obligation;
and

(ii) positive action required in relation to a Party's Land or Asset as a consequence of the existence, nature, location or manner of operation of that Land or Asset shall be the responsibility of that Party, and, to the extent that such action is required in respect of or affecting any property of the other Party (or property of a third party located in or on that other Party's land), such action may be taken with the prior approval of that other Party (such approval, subject to (i) above, not to be unreasonably withheld or delayed) and/or third party as the case may be.

The provisions for safety coordination between the Parties contained in Part II of Schedule 5 shall apply.

RELOCATIONS OF GRANTEE'S

At any time and from time to time during the term of this Agreement the Grantor may with the prior written consent of the Grantee (such consent not to be unreasonably withheld or delayed) require the Grantee to relocate any of the Grantee's Assets either to a different location on the Grantor's Land or to the Grantee's or a third party's land, such consent to be sought and given or refused in accordance with the following procedure:

      The Grantor shall serve a written notice on the Grantee, which notice shall specify:

      (a) the Grantee's Assets which the Grantor wishes to be relocated;

     (b)  the reasons for such wish;

     (c)  the proposed new location for such Assets; and

     (d)  the timing of the carrying out of such relocation.

      The Grantee shall within four months of receipt of any such notice (or such longer period as shall be reasonably necessary) serve a counter notice stating:

       (a) whether or not in its reasonable opinion such Relocation Proposal is acceptable to it;

      (b) if the Relocation Proposal is not acceptable to the Grantee, the grounds for such opinion and the terms of any alternative proposal ("the Alternative Relocation Proposal") covering so far as relevant the matters referred to in items (a)
- (d) of sub-clause 5.1.1. which would be acceptable to the Grantee; and

      (c) in respect of the Relocation Proposal (if accepted) or of any Alternative Relocation Proposal, an estimate (sufficiently detailed in the circumstances) of the proper costs likely to be incurred in connection with considering the Relocation Proposal or the Alternative Relocation Proposal and effecting the said relocation of the Assets and the proper costs of relocating any other equipment that may be necessary as a result of the relocation of those Assets and any consequential losses including payments to third parties incurred as a result of the relocation of those Assets and the proposed manner and timing of payment of the same by the Grantor.

      If within one month of the date of such counter notice (or such longer period as shall be reasonably necessary) the Grantor has not withdrawn the Relocation Proposal and the Parties have not agreed upon It or the Alternative Relocation Proposal (if any) or a variation of either of them the matter shall be dealt with in accordance with Clause 12.

Upon approval or settlement of any Relocation Proposal, Alternative Relocation Proposal or variation thereof pursuant to clause 5.1, subject to all necessary licences, consents and approvals thereto being obtained by the Grantee from the relevant Competent Authority and to the Grantor making a new location available (if not on Grantee's Land) and otherwise taking any necessary steps to facilitate such relocations, the Grantee shall relocate or procure the relocation of the relevant Assets as quickly as reasonably practicable (having regard to, amongst other things, technical and operational requirements and to its obtaining all necessary licences and consents).

The Grantor shall pay to the Grantee all costs Incurred pursuant to Clause 5.1 which shall be (as far as practicable) in line with the estimate agreed or settled pursuant to Clause 5.1 provided that all reasonable endeavours are used to minimise such costs and in the event that a Relocation Proposal is withdrawn or consent thereto is reasonably withheld pursuant to clause 5.1 or such licence consent or approval as aforesaid is not granted, the Grantor shall pay to the Grantee all costs reasonably incurred by the Grantee in connection with considering the Relocation Proposal and any counter notice and making application for any necessary licences, consents or approvals, provided that documentary evidence shall be provided by the Grantee to show how such costs have actually been incurred.

Such of the provisions of this Agreement as are appropriate   and
relevant   (including  the provisions of this  clause  5),  shall
continue to apply to any relocated Assets.
REMOVALS

Whenever any of the Grantee's Assets shall become unusable for the purpose for which it was designed or shall not have been used for a continuous period of at least twelve months, the Grantor may, by notice in writing to the Grantee, require the Grantee to remove such Asset, at the Grantee's expense, from the Grantor's Land as quickly as practicable and in any event before the first anniversary ("the Removal Date") of the date of service of such notice unless:

(i) the Grantor shall within the thirty days following service of such notice have been reasonably satisfied that the Asset will be or is likely to be used by the Grantee before the Removal Date (or such later date as the Grantee shall reasonably propose); and

(ii) the Asset is so used.

In the event that there shall cease to be any Supplemental Connection Agreement relating to any of PES's Assets on any particular site within NGC's Land each Party shall remove its relevant Assets from that site in accordance with the relevant provisions of the Connection Agreement. The parties shall negotiate in good faith appropriate arrangements to minimise any adverse effect on the other Party of such removal.

Where the Grantee is obliged to remove any of its Assets from the Grantor's Land, whether under this clause 6 or otherwise, and fails to do so in accordance with the relevant provisions, the Grantor shall be entitled to remove the Asset to land of the Grantee and the Grantee shall provide all reasonable assistance to enable the Grantor safely so to do and shall pay and reimburse to the Grantor all costs and expenses reasonably incurred by the Grantor in so doing.

RIGHT'S OF ACCESS

A Right of Access includes the right to bring on to the Grantor's
Land  such  vehicles,  plant,  machinery  tools,  equipment   and
maintenance or construction materials as shall be reasonably necessary for the Permitted Purpose.

A Right of Access given to the Grantee may be exercised by any person, including third party contractors, reasonably nominated from time to time by the Grantee. To the extent (if any) that any particular authorisation or clearances may be required to be given by the Grantor and the procedures for giving and obtaining the same are not for the time being stipulated in arrangements made pursuant to clause 7.3, the same shall be given within a reasonable time from the date of the request therefor, save in the case of emergency In which case it shall be given without delay.

The Parties shall procure that all reasonable arrangements and provisions are made and/or revised from time to time as and when necessary or desirable to facilitate the safe exercise of any Right of Access with the minimum of disruption, disturbance or inconvenience to both Parties. Such arrangements and provisions may, to the extent that the same are reasonable, limit or restrict the exercise of the Right of Access and/or provide for one Party to make reasonable directions or regulations from time to time in relation to a specified matter. Matters to be covered by such arrangements and/or provision include:

(i)  the identification of any relevant Assets;

(ii) the particular access routes applicable to the land in question having particular regard for the weight and size limits on those routes;

(iii) any limitations on times of exercise of a Right of Access;

(iv) any requirements as to prior notification and as to authorisation of security clearance f individuals exercising such Rights of Access, and procedures for obtaining the same;

(v) the means of communication to the other Party and all employees and/or contractors who may be authorised from time to time by that Party to exercise a Right of Access of any relevant directions or regulations made by one Party;

(vi)  the  identification  of  and  arrangements  applicable   to
Emergency Personnel;

(vii)     safety.

Each Party shall procure that any such arrangements and/or provisions (or directions or regulations issued pursuant thereto) made from time to time between the Parties shall be observed and performed by it and all persons authorised by it to exercise any Right of Access.

     In the exercise of any right hereunder or otherwise whenever on the Grantor's Land the Grantee shall procure that all reasonable steps are taken to:

      (a) avoid or minimise damage to the Grantor's Land, any other property thereon or therein;

      (b) cause as little disturbance and inconvenience as possible to the Grantor or other occupier of the Grantor's Land

      And shall promptly make good any damage caused to the Grantor's Land and/or such other property in the course of the exercise of such rights and shall indemnify the other Party against all actions, claims, proceedings, losses, costs and demands arising out of such exercise.

       Subject  to  clause  7.4.1,  all  such  rights  shall   be
exercisable free of any charge or payment of any kind.

Subject to any contrary arrangements for the time being made under clause 7.3;

      a Right of Access for operation or inspection shall be immediately available without prior notice and local procedures shall be put in place to provide such immediate access;

       a Right of Access for the purpose of maintenance, adjustment, testing or repair of HV apparatus granted in respect of land on which exposed HV conductors are sited shall only be exercisable on the giving to the Grantor of at least 7 days prior written notice or such other notice as may be agreed locally or If less, such notice as may be reasonable in the circumstances except in the case of loss of load or other system emergency in which event the Grantor shall render all possible assistance in procuring that the Right of Access shall be exercisable as soon as possible. The parties will make local arrangements to ensure that the Grantee is not delayed in its ability to deal with an emergency which has resulted in loss of load or a reduction in system security;

      a Right of Access for the purpose of Modifying any Asset shall be exercisable only after the giving of two weeks prior written notice to the Grantor or such notice as may be agreed locally or if less, such notice as may be reasonable in the circumstances.

SERVICES AND USE OF COMMON ASSETS

Subject as hereinafter provided, in relation to each Common Asset, the Providing Party shall if required by the Using Party make the Common Asset in question available for continued use by the Using Party to at least the same extent as it was available for use by the Using Party immediately prior to the date of this Agreement.

Subject as hereinafter provided, in relation to each Service, the Supplier shall, if required by the Recipient, continue to provide the same to the Recipient. Such provision shall be of such a quality and quantity and shall be provided at such times as the Recipient shall reasonably request. The Supplier shall not be required to exceed the level of quality or quantity of the Service normally provided prior to the date of this Agreement unless, in the case of those Services listed in Part One of
Schedule 7 only, specifically agreed between the Parties, such agreement not to be unreasonably withheld or delayed and where appropriate to include a provision for payment for such increased Service.

Where the use of any Common Asset is made available or such Services are supplied as aforesaid, the Parties shall procure that appropriate arrangements and provisions are made and/or revised from time to time, as and when necessary or desirable to give effect to the rights and obligations pursuant to Clause 8.1 and 8.2 between the local personnel employed by each of them in that regard such arrangements to include:

      the identification of the Common Assets and/or Services  in
question   including  (where  relevant)  the  extent   of   their
availability;

      the hours during which such use or provision shall be allowed or made;

      any requirements as to notification of use or call for supply or temporary suspension thereof;

      any requirements as to authorisation or security clearance of individuals and the procedure for obtaining the same;

     any safety requirements; and

     administration of payment arrangements.

The provision of use of the Common Assets listed in Schedule 6 Part One and the supply of the Services listed in Schedule 7, Part One shall not be terminated unless the Providing Party ceases to require the Common Asset or Service for its own use in which case the supply of the Service or use of the Common Asset may be terminated by not less than one year's notice in writing.

The provision of use of the Common Assets listed in Schedule 6, Part Two and the supply of those Services listed in Schedule 7, Part Two shall continue until terminated by not less than one year's notice in writing by either Party.

In the event of a termination under Clause 8.4.1 or 8.4.2 if the Using Party of the Common Asset in question or the Recipient of the Service in question shall not be able to obtain an adequate alternative therefor the Providing Party or Supplier as the case may be shall cooperate with the Recipient or Using Party so as to minimise the effect of such termination on the operations of the latter including where reasonably practicable the provision of the use of land for the location of an alternative to the Common Asset in question or an alternative source of supply for the Service in question.

Each Party shall maintain any Common Asset owned by that Party in accordance with Good Industry Practice.

The Recipient shall maintain all its relevant assets in such repair and condition that the level of Services provided does not substantially increase as a result of the lack of repair or condition of the relevant assets.


PAYMENT

The Parties agree that the provision of the use of Common Assets, and the provision of Services other than Site AC supplies and Insulating oil shall be free of charge.

The Recipient agrees to pay the Supplier for the provision of Site AC supplies and Insulating oil a fee, calculated and payable in accordance with the provisions of Schedule 8.

Any sums payable under this Agreement shall be payable together with an additional amount equivalent to any Value Added Tax chargeable on the same. Where any costs, expenses or other sums are repaid or reimbursed to a Party under this Agreement the amount of the repayment or reimbursement shall include any Value Added Tax paid by that Party in relation to the goods or services supplied to the extent that no credit is available to that Party in respect thereof under Sections 14 and 15 of the Value Added Tax Act 1983.

If either Party fails to pay on the due date any amount properly due under this Agreement such Party shall pay to the other interest on such overdue amount from and including the date of such failure to (but excluding) the date of actual payment (as well after as before judgment) at the rate of 4% over Barclays Bank PLC base rate for the time being and from time to time. Interest shall accrue from day to day.

NON-INTERFERENCE

Subject to the terms of the Agreement, the Grantor agrees that neither it nor its agents, employees and invitees will interfere in any way with any of the Grantee's Assets which are located at any time on the Grantor's land without the consent of the Grantee. For the purposes of this clause "interfere" shall include:

     disconnecting or altering the connection of any Asset to any system of cables, foundations, pipes, drains or other media to which it may be connected from time to time or to prevent supply of any substance or thing through such connected system;

      affixing or removing any item or substance of any nature whatsoever to or from any Asset;

      damaging any Asset or doing or omitting to do any act, or allowing any state of affairs to subsist, as a result of which any Asset would be likely to sustain any material damage;

     allowing any other person to interfere with any Asset;

     altering any meters or settings on any Asset;

     the obstruction of access to any Asset;

      impairing the effectiveness of any gate, fence, wall, alarm system or the means of keeping out intruders.

The obligations contained in this clause 10 shall be suspended to the extent that emergency action is taken by Emergency Personnel in good faith to protect the health and safety of persons or to prevent damage to property. All reasonable care shall be taken In the course of such emergency action. When the emergency has ended, any damaged property will be reinstated by the Party whose Asset gave rise to the emergency, save for damage occurring by reason of lack of reasonable care in the course of the emergency action which shall be the responsibility of the Party taking the emergency action.

CABLE TUNNELS

Any cable tunnels situated under any site within the Land owned by either Party shall be kept fully maintained and repaired on the following basis:

     in the case of cable tunnels containing the HV cables of one
Party only for the time being maintenance of the whole tunnel shall be the responsibility of that Party;

      in the case of cable tunnels containing HV cables of both Parties maintenance of the whole tunnel shall be the responsibility of the Party with the majority in number of such cables for the time being and the cost of such maintenance shall be apportioned between the Parties according to level of use;

      in the case of cable tunnels containing solely cables other than HV cables maintenance shall be the responsibility of the Party with the majority in number of such cables for the time being and the cost of maintenance shall be apportioned between the parties according to level of use;

      where any part of any cable tunnel lies on or under land of a Party not responsible in accordance with the above provisions for the maintenance thereof that Party grants to the responsible Party a Right of Access for all purposes necessary to discharge its obligations under this clause 11 and shall give all reasonable cooperation and assistance to the responsible Party as may be requisite for the proper discharge by the responsible Party of its obligations under this clause.

DISPUTE RESOLUTION

Save where expressly stated in this Agreement to the contrary and subject to any contrary provision of the Act, any Licence, or the Regulations, or the rights, powers, duties and obligations of the Director or the Secretary of State for Energy under the Act, any Licence or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under, out of, or in connection with this Agreement between the parties hereto shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Supply Industry Arbitration Association in force from time to time.

Whatever the nationality, residence or domicile of the parties hereto and wherever the dispute or difference or any part thereof arose the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the provisions of the Arbitration Acts 1950 (notwithstanding anything in Section 34 thereof) to 1979 (including any modification, extension, replacement or re-enactment thereof for the time being in force) shall apply to any such arbitration wherever the same or any part of it shall be conducted.

Subject always to sub-clause 12.5 below, if any tariff customer (as defined in Section 22(4) of the Act) brings any legal proceedings in any court (as defined in the Rules of the Supreme Court 1965 and in the County Courts Act 1984) against one of the Parties (the "defendant contracting party"), and the defendant contracting party wishes to make a third party claim (as defined in sub-clause 12.4 below) against the other Party ("contracting party") which would but for this sub-clause 12.3 have been a dispute or difference referred to arbitration by virtue of sub-clause 12.1 above then, notwithstanding the provisions of sub-clause 12.1 above which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the third party claim not only between the tariff customer and the defendant contracting party but also between either or both of them and the other contracting party whether by way of third party proceedings (pursuant to the Rules of the Supreme Court 1965 or the County Court Rules 1981) or otherwise as may be ordered by the court.

For the purpose of this Clause 12 "third party claim" shall mean:

      any claim by a defendant contracting party against a contracting party (whether or not already a party to the legal proceedings) for any contribution or indemnity; or

      any claim by a defendant contracting party against such a contracting party for any relief or remedy relating to or connected with the subject matter of the legal proceedings and substantially the same as some relief or remedy claimed by the said tariff customer; or

      any requirement by a defendant contracting party that any question or issue relating to or connected with the subject matter of the legal proceedings should be determined not only as between the said tariff customer and the defendant contracting party but also as between either or both of them and a contracting party (whether or not already a party to the legal proceedings).

Sub-clause 12.3 above shall apply only if at the time the legal proceedings are commenced no arbitration has been commenced between the defendant contracting party and the contracting party raising or involving the same or substantially the same issues as would be raised by or involved in the third party claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question, in the event of dispute, whether the issues raised or involved are the same or substantially the same.

GOVERNING LAW AND JURISDICTION

This Agreement shall be governed and construed in all respects in accordance with English law.

Subject and without prejudice to clause 12 and to clause 13.4 the Parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceeding (together in this clause 13 referred to as "Proceedings") arising out of or in connection with this Agreement may be brought in such courts.

Each Party irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this clause 13 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the English courts shall be conclusive and binding upon such Party and may be enforced in the courts of any other jurisdiction.

For the avoidance of doubt nothing contained in the foregoing provisions of this clause 13 shall be taken as permitting a Party to commence proceedings in the courts where this Agreement otherwise provides for proceedings to be referred to arbitration.

CONFIDENTIALITY

For the purposes of this Clause 14 except where the context otherwise requires:

"Authorised Recipient" in relation to any Protected Information, means any Business Person who, before the Protected Information had been divulged to him by NGC or any subsidiary of NGC, had been informed of the nature and effect of this clause 14 and who requires access to such Protected Information for the proper performance of his duties as a Business Person in the course of Permitted Activities;

"Business Person"        means any person who is a Main  Business
Person, or a Corporate Functions Person and "Business Personnel" shall be construed accordingly.

"Confidential
Information"              means  all data and  other  information
supplied to PES under the provisions of this Agreement.

"Corporate Functions
Person"             means any person who:

                    is a director of NGC; or

                      is an employee of NGC or any of its subsidiaries carrying out any administrative, finance or other corporate services of any kind which in part relate to the Main
Business; or

                     is engaged as an agent of or adviser to or performs work in relation to or services for the Main Business;

"Customer"                has  the  same  meaning   as   in   the
Connection Agreement.

"Generation  Business"     has the same meaning  as  in  the  NGC
Transmission Licence;

"Main Business"          means any business of NGC or any of  its
subsidiaries other than the Generation Business;

"Main  Business  Person"    means any  employee  of  NGC  or  any
director or employee of its subsidiaries who is engaged solely in
the  Main  Business  and  "Main  Business  Personnel"  shall   be
construed accordingly;

"Permitted  Activities"   means activities  carried  on  for  the
purposes of the Main Business;

"Protected Information" means an information relating to the affairs of a Party which is furnished to Business Personnel pursuant to this Agreement unless, prior to such information being furnished, such Party has informed the recipient thereof by notice in writing or by endorsement on such information, that the said information is not to be regarded as Protected Information;

"Supplier"                has  the  same  meaning   as   in   the
Connection Agreement.

For the avoidance of doubt, data and other information which a Party is permitted or obliged to divulge or publish to the other Party pursuant to this Agreement shall not necessarily be regarded as being in the public domain by reason of being so divulged or published.


Confidentiality for NGC and its Subsidiaries

NGC and its subsidiaries in each of their capacities in this Agreement shall secure that Protected information is not:

      divulged by Business Personnel to any person unless that person is an Authorised Recipient;

     used by Business Personnel for the purposes of obtaining for NGC or any of its subsidiaries or for any other person:

          any electricity licence; or

           any right to purchase or otherwise require, or to distribute, electricity (including by means of an electricity purchase contract as defined in the NGC Transmission Licence); or

            any  contract  or  arrangement  for  the  supply   of
electricity  to  customers  or  suppliers  (as  defined  in   the
Connection Agreement); or

           any contract f or the use of any electrical lines or electrical plant belonging to or under the control of a supplier
(as defined as aforesaid); or

           control of any body corporate which, whether directly or indirectly, has the benefit of any such licence contract or arrangement; and

      used by Business Personnel for the purpose of carrying on any activities other than Permitted Activities;

except with the prior consent in writing of the Party to whose affairs such Protected Information relates.

Nothing in Clause 14 shall apply:

      to any Protected Information which, before it is furnished to Business Personnel is in the public domain;

     to any Protected Information which, after it is furnished to Business Personnel:

           is acquired by NGC or any subsidiary of NGC in circumstances in which this Clause 14 does not apply; or

           is acquired by NGC or any subsidiary of NGC in circumstances in which this Clause 14 does apply and thereafter ceases to be subject to the restrictions imposed by this Clause
14; or

          enters the public domain and in any such case otherwise than as a result of:

           (i) a breach by NGC or any subsidiary of NGC of its obligations in this Clause 14; or

           (ii) a breach by the person who disclosed that Protected Information of that person's confidentiality obligation and NGC or any of its subsidiaries is aware of such breach;

     to the disclosure of any Protected Information to any person if NGC or any subsidiary of NGC is required or expressly permitted to make such disclosure to such person:-

           in compliance with the duties of NGC or any subsidiary of NGC under the Act or any other requirement of a Competent
Authority; or

            in   compliance  with  the  conditions  of  the   NGC
Transmission  Licence  or any document referred  to  in  the  NGC
Transmission Licence with which NGC or any subsidiary of NGC is required to comply; or

          in compliance with any other requirement of law; or

           in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-overs and Mergers; or

           pursuant  to the arbitration rules for the Electricity
Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal.

      to any Protected Information to the extent that NGC or any of its subsidiaries is expressly permitted or required to disclose that information under the terms of any agreement or arrangement (including the Pooling and Settlement Agreement, the Grid Code, the Distribution Code and the Fuel Security Code as those terms are defined in the Connection Agreement) with the Party to whose affairs such Protected Information relates.

NGC and its subsidiaries may use all and any information or data supplied to or acquired by it, from or in relation to the other
Party in performing Permitted Activities including for the following purposes:

     the operation and planning of the NGC Transmission System;

      the calculation of charges and preparation of offers of terms for connection to or use of the NGC Transmission System;

      the  operation  and  planning  of  the  Ancillary  Services
Business (as defined in the NGC Transmission Licence) and the calculation of charges therefor;

     the operation of the Settlements Business (as defined in the NGC Transmission Licence);

      the provision of information under the British Grid Systems
Agreement  and  the EdF Documents (as defined in  the  Connection
Agreement);

and may pass the same to subsidiaries of NGC which carry out such activities and the Parties agree to provide all information to NGC and its subsidiaries for such purposes. NGC undertakes that, having regard to the activities In which any Business Person is engaged and the nature and effective life of the Protected Information divulged to him by virtue of such activities, neither NGC nor any of its subsidiaries shall unreasonably continue (taking into account any industrial relations concerns reasonably held by it) to divulge Protected Information or permit Protected Information to be divulged by any subsidiary of NGC to any Business Person:

      who has notified NGC or the relevant subsidiary of his intention to become engaged as an employee or agent of any other person (other than of NGC or any subsidiary thereof) who is:

            authorised by licence or exemption to generate, transmit or supply electricity; or

           an electricity broker or is known to be engaged in the writing of electricity purchase contracts (as defined in the NGC
Transmission Licence); or

          known to be retained as a consultant to any such person who is referred to in (a) or (b) above; or

     who is to be transferred to the Generation Business;

save where NGC or such subsidiary could not, In all circumstances reasonably be expected to ref rain from divulging to such Business Person Protected Information which is required for the proper performance of his duties.

Without prejudice to the other provisions of this Clause 14 NGC shall procure that any additional copies made of the Protected
Information, whether in hard copy or computerised form, will clearly identify the Protected Information as protected.

NGC undertakes to use all reasonable endeavours to procure that no employee is a Corporate Functions Person unless the same is necessary for the proper performance of his duties.

Confidentiality other than for NGC and its Subsidiaries

PES hereby undertakes with NGC and its subsidiaries that it shall preserve the confidentiality and secrecy of, and not directly or indirectly reveal, report, publish, disclose or transfer or use for its own purposes Confidential Information except:

     in the circumstances set out in sub-clause 14.8.2;

       to the extent otherwise expressly permitted by this Agreement; or

     with the consent in writing of NGC.

Exceptions: the circumstances referred to in sub-clause  14.8.1.1 are:

      where the Confidential Information, before it is furnished to PES, is in the public domain; or

     where the Confidential Information, after it is furnished to
PES:

           is acquired by PES in circumstances in which this clause 14 does not apply; or

           is acquired by PES in circumstances in which this clause 14 does apply and thereafter ceases to be subject to the restrictions imposed by this clause 14; or

          enters the public domain and in any such case otherwise than as a result of:

           (i)  a breach by PES of its obligations in this clause
14; or

           (ii)  a  breach  by  the  person  who  disclosed  that
Confidential   Information   of  that   persons   confidentiality
obligation.

           if PES is required or permitted to make disclosure of the Confidential Information to any person:

               in compliance with the duties of PES under the Act or any other requirement of a Competent Authority; or

                in compliance with the conditions of any Licence or any document referred to in any Licence with which PES is required to comply; or

                in  compliance with any other requirement of law;
or

               in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-overs and Mergers;
or

                 pursuant  to  the  arbitration  rules  for   the
Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal; or

          when Confidential Information is furnished by PES to an employee, director, agent, consultant or professional adviser of PES, in each case on the basis set out in Clause 14.8.3.

With effect from the date of this Agreement PES shall adopt procedures within its organisation for ensuring the confidentiality of all Confidential Information which it is obliged to preserve as confidential under clause 14.8.1. These procedures are:

     the Confidential Information will be disseminated within PES only on a "need to know" basis;

      employees, directors, agents, consultants and professional advisers of PES in receipt of Confidential Information will be made fully aware of PESTS obligations of confidence in relation thereto; and any copies of the Confidential Information, whether in hard copy or computerised form, will clearly identify the Confidential Information as confidential.

DEALINGS WITH LAND

The Parties hereby agree and declare that the Grantee's Assets are Intended to benefit the undertaking, land and business of the Grantee and that so far as is possible such Assets are hereby and shall hereafter remain severed from the Grantor's Land and shall be and hereafter remain chattels of the Grantee.

Each Party agrees that it shall not by any act or default render the other party's Assets liable to any distress, execution or other legal process, and in the event that such Assets shall become so liable, shall forthwith give notice of any such proceedings to the other Party and shall forthwith notify any third party instituting any such process of the ownership of such Assets.

If a Party desires to mortgage or charge any of Its land or Its interest therein on which any of the other Party's Assets are located or to mortgage or charge any of its own Assets or to enter into any arrangement which, if made, might affect the rights of the other Party expressly granted herein, then that Party shall ensure that the other Party's Assets are not and will not be subject to the rights granted therein and are not and will not be affected by the mortgage, legal charge or other agreement or arrangement, and shall give written notification thereof to the other Party.

In the event that the Grantor shall wish to grant rights over or dispose of any interest in or change the use of any Land the Grantor shall notify the Grantee of such wish in accordance with the procedures set out in sub-clause 5.1 and fully consult the Grantee in respect thereof and shall not grant such rights or make such disposal or change of use save on terms satisfactory to the Grantee requiring any recipient or assignee of any such Land to be bound, so far as relevant by the terms of this Agreement and otherwise ensuring that the Grantee's rights pursuant to this Agreement are not in any way prejudiced thereby.

16. LIMITATION OF LIABILITY

16.1 Save where any provision of this Agreement provides for an indemnity and save as provided in this sub-clause 16.1 and sub-clause 16.2 neither party (the "Party Liable") nor its officers, employees or agents shall be liable to the other party for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date hereof was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach and in respect of:

      16.1.1     physical  damage to the property  of  the  other
Party, its officers, employees or agents; and/or

      16.1.2 the liability of the other Party to any other person for loss arising f rom physical damage to the property of such other person.

16.2 Nothing in this Agreement shill exclude or limit the liability of the Party Liable f or death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents and the Party Liable shall indemnify and keep indemnified the other Party, its officers, employees or agents, from and against all such and any loss or liability which such other party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the Party Liable, its officers, employees or agents.

16.3 Save where any provision of this Agreement provides for an indemnity neither the Party Liable, nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to the other Party for:

     16.3.1 any loss of profit, loss of revenue, loss of use, loss of contract or loss of goodwill; or

     16.3.2    any indirect or consequential loss; or

     16.3.3    loss resulting from the liability of such other
Party to any other person howsoever and whensoever arising save as provided in sub-clauses 16.1.2 and 16.2.

16.4 The rights and remedies provided by this Agreement to the parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including without limitation any Tights either party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the parties hereby waives in the fullest extent possible all such rights and remedies provided by common law or statute, and releases the Party Liable its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

16.5 Save as otherwise expressly provided in this Agreement, this clause 16 insofar as it excludes or limits liability shall override any other provision in this Agreement provided that nothing in this clause 16 shall exclude or restrict or otherwise prejudice or affect any of:

     the rights, powers, duties and obligations of either Party which are conferred or created by the Act, the NGC Transmission
Licence, the PES Licence or the Electricity SuPPly Regulations
1988 or any amendment or re-enactment thereof; or

     the rights, powers, duties and obligations of the Director or the Secretary Of state under the Act, any such Licence as aforesaid or otherwise howsoever.

16.6 Each of the sub-clauses of this clause 16 shall:

     16.6.1 be construed its a separate and severable contract term, and if one or more of such sub-clauses is held to be invalid, unlawful or otherwise unenforceable the other or others of such sub-clauses shall remain in full force and effect and shall continue to bind the Parties; and

     16.6.2    survive termination of this Agreement.

16.7 Each Party acknowledges and agrees that the other Party holds the benefit of subclauses 16.1 and 16.2 and 16.3 above for itself and as trustee and agent for its officers, employees and agents.

16.8 Each Party acknowledges and agrees that the provisions of this clause 16 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date hereof.


17.  INTELLECTUAL PROPERTY

All Intellectual Property relating to the subject matter of this Agreement conceived, originated, devised, developed or created by a Party its officers employees, agents or consultants during the currency of this Agreement shall vest in such Party as the sole beneficial owner thereof save where the Parties agree in writing otherwise.

18.  FORCE MAJEURE

If either Party (the "Non-Performing Party") shall be unable to carry out any of its agreement due to a circumstance of Force Majeure this Agreement obligations under this Agreement shall remain in effect but save as otherwise provided herein the Non-Performing Party's obligations hereunder shall be suspended without liability for a period equal to the circumstance of Force Majeure provided that:

     (i) the Non-Performing Party gives the other Party prompt notice describing the circumstances of Force Majeure, including the nature of the occurrence, its expected duration and the particular obligations affected by it, and continues to furnish regular reports with respect thereto during the period of Force Majeure;

     (ii) the suspension of performance is of no greater scope and of no longer duration than is required by the Force Majeure;

     (iii) no liabilities of either Party that arose before the Force Majeure causing the suspension of performance are excused as a result of the Force Majeure;

     (iv) the Non-Performing Party uses all reasonable efforts to remedy its inability to perform; and

     (v) as soon as practicable after the event which constitutes Force Majeure the Parties shall discuss how best to continue their operations so far as possible in accordance with this Agreement.

19.  WAIVER

No delay or omission of NGC or PES in exercising any right, power, privilege or remedy under this Agreement shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other or future exercise thereof or the exercise of any other right, power, privilege or remedy.

20.  NOTICES

20.1 Any notice or other communication to be given by one Party to the other under, or in connection with the matters contemplated by, this Agreement shall be addressed to the recipient and sent to the address, telex number or facsimile number of such other Party given in Schedule 9 and marked for the attention of the person so given or to such other address, telex number and/or facsimile number and/or marked for such other attention as such other Party may from time to time specify by notice given in accordance with this clause 20 to the Party giving the relevant notice or other communication to it.

20.2 Any notice or other communication to be given by one Party to the other Party under, or in connection with the matters contemplated by, this Agreement shall be in writing and shall be given by letter delivered by hand or sent by first class prepaid post (airmail if overseas) or telex or facsimile, and shall be deemed to have been received:

     20.2.1    in the case of delivery by hand, when delivered;
or

     20.2.2 in the case of first class prepaid post, on the second day following the day of posting or (if sent airmail f rom overseas) on the fifth day following the day of posting; or

     20.2.3 in the case of telex, on the transmission of the automatic answerback of the addressee (where such transmission occurs before 1700 hours on the day of transmission) and in any other case on the day following the day of transmission; or

     20.2.4 in the case of facsimile, on acknowledgement by the addressee's facsimile receiving equipment (where such acknowledgement occurs before 1700 hours on the day of acknowledgement) and in any other case on the day following the day of acknowledgement.

21.  VARIATIONS

21.1 The provisions of Schedules 1, 3, 6, 7 and 9 may be varied from time to time by written memorandum referring to this Clause
21 and signed by an authorised officer of each of the Parties.
Subject thereto no variations to this Agreement shall be effective unless made by way of supplemental deed.

21.2 The parties shall within twelve months of the date hereof agree on the following in respect of each of the sites listed in Schedules 2 and 4:

     21.2.1 NGC's Assets which are actually on PES's Land and PES's Assets which are actually on NGC's Land as at the date hereof;

     21.2.2 The Services and Common Assets in existence as at the date hereof; and

     21.2.3 In respect of the Services agreed upon pursuant to the preceding subclause of the kind specified in Part Two of
Schedule 7 details of the level of quality or quantity of such Service as at the date hereof.

21.3 If the parties fail to agree any of the matters referred to in sub-clause 21.2 within the period stated therein or (if sooner) when a disagreement relating thereto arises either may refer the same for determination pursuant to clause 12.

22.  OVERRIDING PROVISIONS

22.1 In the event of any conflict between NGC's or PES's obligations hereunder and their obligations under the NGC Transmission Licence and PES Licence, the Act, any direction of the Secretary of State for Energy, the Director or ruling of the Monopolies and Mergers Commission, the Grid Code, under any Connection Agreement or under any Supplemental Connection Agreement between the Parties, the provisions of the NGC Transmission Licence and PES Licence, the Act, the Grid Code, the Connection Agreement or Supplemental Connection Agreement, the direction of the Secretary of State for Energy, the Director, or ruling of the Monopolies and Mergers Commission shall prevail and accordingly NGC and PES respectively shall not be responsible for any failure to perform their respective obligations hereunder to the extent that any such failure is directly attributable to proper compliance with such provisions, rulings or directions.

22.2 In the event of any inconsistency between the terms of this Agreement and the terms of any agreement between either of the Parties and Nuclear Electric plc relating to access to or use of property or equipment affected by a nuclear site licence the terms of the latter shall prevail. Any inconsistency between the terms of any such agreement as aforesaid between NGC and Nuclear Electric plc on the one hand and between PES and Nuclear Electric plc on the other hand shall be resolved pursuant to paragraph
(ii) of clause 27.

23.  ASSIGNMENT AND SUB-CONTRACTING

23.1 The rights and obligations of a Party may not be assigned (otherwise than to an Affiliate or by way of a charge or an assignment by way of security) without the consent of the other Party, such consent not to be unreasonably withheld. In respect of any such assignment the assigning Party shall ensure that the assignee agrees in terms and form acceptable to the other Party to be bound by and comply with the terms of this Agreement.

23.2 Each Party shall have the right to sub-contract or delegate the performance of any of its obligations or duties arising under this Agreement without the consent of the other. The sub-contracting by either Party of the performance of any obligations or duties under this Agreement shall not relieve such Party from the liability for performance of such obligation or duty.


24.  ILLEGALITY AND PARTIAL INVALIDITY

24.1 If at any time any provision of this Agreement should become or be declared unlawful, invalid, illegal or unenforceable in any respect under the law of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of such provision under the law of any other jurisdiction shall be affected.

24.2 If any part of a provision of this Agreement is or becomes or is declared invalid, unlawful, illegal or unenforceable but the rest of such provision would remain valid, lawful or enforceable if part of the wording were deleted the provision shall apply with such modifications as may be necessary to make it valid, lawful, enforceable and effective but without affecting the meaning of legality, validity or enforceability of any other provision of this Agreement.

25.  TERM AND TERMINATION

This Agreement shall continue on a site by site basis until none of NGC's Assets are on PESTS land, and none of PES's Assets are on NGC's land and no Common Assets or Services are shared or provided Provided always that insofar as the provisions of this Agreement relate to a particular site of NGC and/or PES the provisions of this Agreement shall in relation to each such site determine on a site by site basis.

26.  REGISTRATION AND MEMORANDUM

26.1 Where any or all of PES's Land and/or NGC's Land is registered or PES's or NGC's interest therein is subject to compulsory registration at H.M. Land Registry the Parties agree to apply to the Chief Land Registrar for the registration as appropriate of the rights and obligations granted by or contained in this Agreement and further agree to place on deposit at H.M. Land Registry all relevant Land or Charge Certificates to enable such registration to be effected.

26.2 Where any of PES's Land and/or NGC's Land is not so registered or subject to compulsory registration, NGC and PES are respectively free to procure within six months of the date hereof that memoranda of this Agreement are endorsed on or otherwise securely attached to the most recent conveyance (in the case of a freehold interest) or the lease under or pursuant to which they hold such land.

27.  ENTIRE AGREEMENT

This Agreement contains or expressly refers to the entire agreement between the Parties with respect to the subject-matter hereof, and expressly excludes any warranty, condition or other undertaking implied at law or by custom, and supersedes all previous agreements and understandings between the Parties with respect thereto and

(i) each of the Parties acknowledges and confirms that it does not enter into this Agreement in reliance on any representation, warranty or other undertaking not fully reflected in the terms of this Agreement; but

(ii) the Parties acknowledge that each of them may have entered or may enter into agreements with any generating company (as defined in the Act) containing similar rights and/or liabilities to those contained in this Agreement affecting NGC's Land and/or PES's Land and any assets thereon. The Parties shall, when entering into such agreement with any of the said generating companies, use reasonable endeavours to avoid conflicts between the provisions thereof and the provisions of this Agreement but in the event of any conflict the parties shall procure that appropriate arrangements are made to settle the same to give full effect (so far as practicable) to the rights and liabilities under this Agreement and under such other agreements as aforesaid. Where relevant the provisions of Clause 7.3 shall apply. In the event of any dispute as to such conflict and/or arrangements the dispute shall be dealt with in accordance with Clause 12.



IN WITNESS whereof this Agreement has been entered into under seal the day and year first above written.

                          SCHEDULE 1


                  PES's Assets on NGC's Land


Assets of the following kind:

(a) HV apparatus including/comprising busbar isolators, circuit breaker, earth switch, current transformer, voltage transformer;

(b) Termination apparatus including/comprising overhead connection tension insulators and downdroppers/HV cable and sealing ends;

(c) Protection, control and alarm apparatus (including associated panels and multicore cabling);

(d)  Intertrip apparatus;

(e)  Standby diesels;

(f)  Connections to compressed air and oil installations;

(g)  Sections of water washing installations.

(h)  Spares excluding Strategic Spares.

(i)  Metering Equipment.

(j)  Aerials.

(k)  MV supply cables and apparatus.

(l)  Batteries and associated apparatus.

(m)  Telecommunications apparatus.

(n)  Cathodic protection.

To the extent not included as part of such assets the same shall be deemed to include all control and auxiliary cables and the associated terminations, pipes and ducts and other ancillary equipment exclusively serving the same.

                          SCHEDULE 2



                          PES's Land



                   [List of site addresses]

                          SCHEDULE 3


                  NGC's Assets on PES's Land


Assets of the following kind:

(a) HV apparatus including/comprising busbar isolators, circuit breaker, earth switch, current transformer, voltage transformer;

(b) Termination apparatus including/comprising overhead connection tension insulators and downdroppers/HV cable and sealing ends;

(c) Protection, control and alarm apparatus (including associated panels and multicore cabling);

(d)  Intertrip apparatus;

(e)  Standby diesels;

(f)  Connections to compressed air and oil installations;

(g)  Sections of water washing installations.

(h)  Spares excluding Strategic Spares.

(i)  Metering Equipment

(j)  Aerials

(k)  MV Supply cables and apparatus

(l)  Batteries and associated apparatus

(m)  Telecommunications apparatus

(n)  Cathodic protection.

To the extent not included as part of such assets the same shall be deemed to include all control and auxiliary cables and the associated terminations, pipes and ducts and other ancillary equipment exclusively serving the same.

                          SCHEDULE 4


                          NGC's Land



                   [List of Site addresses]

                           SCHEDULE 5


                           [Part I]


                  Security Details (Cl. 4.1)


1.   NGC and PES Land

     Security of Site Compounds will be maintained in accordance with the Electricity Supply Regulations 1988, which in the case of compounds containing exposed HV apparatus will be by a fence not less than 2.4 metres high or alternative enclosure. All buildings not enclosed within a site compound fence will be securely locked to restrict unauthorised access. A local management instruction will apply to the issue of security keys.



                           Part II


 Plant MV LV Apparatus Safety Co-Ordination Procedures (Cl. 4.5)



(1)  In this Clause:

     "Apparatus"         means all equipment in which electrical
conductors are used, supported or of which they may form a part;


     "Connection Site"   shall have the meaning given to it in
the Grid Code;

     "Existing Rules"    means the rules, procedures or current
arrangements for and relating to safety coordination across boundaries (to permit work to or testing on the system of one of the Parties which, for this to be done safely, requires isolation and/or other precautions on Plant and/or MV and/or LV Apparatus whether at, adjacent to or remote from the location of the work or testing) which are in force followed or complied with at PES's Land and NGC's Land at the date of this Agreement;

     "Low Voltage"
     or "LV"        means a voltage not exceeding 250 volts;

     "Medium Voltage"
     or "MV"        means a voltage exceeding 250 volts but not
exceeding 650 volts;

     "Plant"        means fixed and moveable items used in the
generation and/or supply and/or transmission and/or distribution of electricity, other than Apparatus.

(2) The Parties will continue to comply with the Existing Rules pending any agreed modifications thereto.

(3) The Parties will arrange for the Existing Rules (if not already in writing) to be written down and, in any event, to be agreed between the person or persons responsible on behalf of the relevant Parties for the coordination of safety at each Connection Site(s).

                          SCHEDULE 6



                   Common Assets (Cl. 8.1)




PART ONE

(a)  Batteries

(b)  Telemetering equipment

(c)  Communicating equipment (other than telemetering equipment)

(d)  Connections to insulating oil and SF6 gas installations

(e)  Miscellaneous MV/LV cabling




PART TWO

Site lighting

                          SCHEDULE 7



                   Shared Services (Cl 8.2)



PART ONE

(a)  AC and DC electrical supplies

(b)  Compressed air for switchgear operation

(c)  Water supplies

(d)  Insulating Oil

(e)  Fire fighting systems and use of adjacent fire hydrants

(f)  Use of system for transporting insulating oil

(g)  Use of system for transporting Sulphur hexafluoride




PART TWO

(h)  Toilet Facilities

(i)  Mess Facilities

(j)  Public Telephones

(k)  Cranes and Lifting Equipment

(l)  Security Alarms Systems

                          SCHEDULE 8



Charges for the provision of Site AC Supplies and Insulating Oil


The Recipient shall pay a due proportion of the cost of Site AC supplies to the Providing Party based on the use of such supplies by the Recipient as established by local agreement where the Providing Party purchases AC Supplies on a commercial basis.

The Recipient shall pay for Insulating oil such charges as may be agreed from time to time by reference to the cost of supply of the same in respect of any of the sites the subject of this Agreement where the same is provided. In the event of any dispute as to such charges the provisions of Clause 12 shall apply.

Save as otherwise agreed in any particular case invoices shall be rendered in monthly arrears and payment shall be made within 14 days of the date of invoice.

                          SCHEDULE 9



                 Addresses, Fax Nos etc (Cl 20.)




THE SEAL of THE CENTRAL       )

ELECTRICITY GENERATING        )

BOARD hereunto affixed        )

Is authenticated by:          )









THE COMMON SEAL of MIDLAND    )

ELECTRICITY BOARD is hereunto )

affixed and is authenticated  )

by:                           )















G\MWR-DO160

EXHIBIT 17

  DATED                                                 1990






                THE NATIONAL GRID COMPANY PLC




                            - to -



          [                                        ]



______________________________________________________________

                   LICENCE TO RETAIN ASSETS

          AT [                                     ]

______________________________________________________________




                            INDEX


Clause    Description                             Page

1.        Definitions and Interpretation          1
2.        Right to Retain Asset Lines and Cables  12
3.        Modification                            12
4.        Safety Security and Compliance
            with Statutes                         13
5.        Relocation of PES's Assets              15
6.        Relocation of Lines and Cables          18
7.        Removals                                19
8.        Rights of Access                        20
9.        Services and Use of Common Assets       23
10.       Payment                                 25
11.       Non-Interference                        26
12.       Cable Tunnels and Lines and Cables      28
13.       Dispute Resolution                      29
14.       Governing Law and Jurisdiction          31
15.       Confidentiality                         31
16.       Dealings with Land                      40
17.       Limitation of Liability                 41
18.       Intellectual Property                   43
19.       Force Majeure                           43
20.       Waiver                                  44
21.       Notices                                 44
22.       Variations                              45
23.       Overriding Provisions                   46
24.       Assignment and Sub-Contracting          47
25.       Illegality and Partial Invalidity       47
26.       Term and Termination                    48
27.       Agreement as to Assets Services and
          Common Assets                           48
28.       Registration and Memorandum             49
29.       Entire Agreement                        49

Schedule 1 The PES's Assets on NGC's Land         51
Schedule 2 NGC's Land                             53
Schedule 3 Security Details                       54
Schedule 4 Common Assets                          56
Schedule 5 Shared Services                        57
Schedule 6 Charges for the provision of Services  58
Schedule 7 Addresses Fax Nos. etc.                59

                         PARTICULARS


DATE :


NGC       :    THE NATIONAL GRID COMPANY PLC of National Grid
House, Sumner Street, London SE1 9JU



PES       :    [                            ]  of

                   LICENCE TO RETAIN ASSETS


THIS LICENCE is made on the date stated and BETWEEN the parties stated in the particulars


WHEREAS

(A) Certain assets of the PES (including assets of third parties used by the PES under arrangements with such third parties) are situated on property title to which (by way of freehold or leasehold) is vested in NGC;

(B) Certain assets and facilities of NGC are required for use by both parties in the carrying on of their respective undertakings;
and

(C) This Agreement is entered into by the parties to give effect to appropriate arrangements in respect of such assets and the use of assets and facilities.


NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS

1.1 In this Agreement the following words and expressions shall, unless the subject-matter or context otherwise requires or is inconsistent therewith, bear the following meanings:

     "the Act"                the Electricity Act 1989;

     "Ancillary Lines and Cables" any wire cable tube conductor or similar thing (including its casing or coating) used or designed to be used for the operation monitoring or control of the PES's Assets which belong to the PES and pass through or under NGC's Land;

     "PES"                         the Public Electricity
Supplier named in the particulars and its successors in title and assigns;

     "PES's Assets"           (a)  assets (to be agreed or
determined pursuant to Clause 27) of the kind listed in Schedule I (including any plinths or other structures (excluding buildings) to or upon which the same are affixed and to or upon which no assets of any other person are affixed and any straps, bolts or other such things for attachment thereto) as any of the same may be Modified pursuant to this Agreement and;

                              (b)  the Ancillary Lines and Cables

     "Cable"                  any wire cable or other similar
thing (including other similar thing (including its casing or coating) for transmitting and/or distributing electricity together with cooling systems and junction boxes fibre optic cables and other ancillary equipment which belong to the PES and pass through NGC's Land;

     "NGC"                         the Party so named in the
Particulars and its successors in title to NGC's Land;

     "NGC's Land"             the land belonging to NGC described
in Schedule 2;

     "Common Asset"           assets of the kind listed in
schedule 4 to be agreed or determined pursuant to Clause 27

     "Competent Authority"         includes the Director and any
local or national agency authority, departments inspectorate minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, the United Kingdom or the European Economic Community;

     "Connection Agreement"        the Master Connection and Use
of System Agreement entered into by, among others, NGC and the PES regarding, among other things, the connection of PES Plant and Apparatus (as defined therein) to the NGC Transmission System (as defined herein) and the use by the PES of such system;

     "Directive"                   includes any present or future
directive, requirements instruction, direction or rule of any Competent Authority, (but only, if not having the force of law if compliance with the Directive is in accordance with the general practice of persons to whom the Directive is addressed), and includes any modifications extension or replacement thereto then in force;

     "the Director"           the Director General of Electricity
supply appointed for the time being pursuant to Section 1(1) of the Act by the Secretary of State;

     "Emergency Personnel"         in relation to a Party, all
employees of that Party who have appropriate knowledge and experience and are recognised by that Party as being able to carry out competently and safely emergency action for the purposes of Clause 11;

     "Force Majeure"               in relation to a Party, any
event or circumstance which is beyond the reasonable control of that Party and which results in or causes the failure of that party to perform any of its obligations under this Agreement including any act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, declared or undeclared threat Of war, terrorist act, blockade, revolution, riot, insurrection, civil commotion, public demonstration, sabotage, act of vandalism, lightning, fire, storm, flood, earthquake, accumulation of snow or ice, lack of water arising from weather or environmental problems, explosion, fault or failure of that Party's plant and apparatus which could not have been prevented by Good Industry Practice, governmental restraint, any Act of Parliament or legislation, by-law, prohibition, measure or Directive (not being any order regulations or directive under Section 32, 33, 34 or 235 of the Act) provided that lack of funds shall not be interpreted as a cause beyond the reasonable control of that Party;

     "Good Industry Practice" the exercise of that degree of skill, diligence, prudence and foresight which would reasonably and ordinarily be expected from a skilled and experienced operator engaged in the same type of undertaking under the same or similar circumstances;

     "the Grid Code"               the document or documents
produced pursuant to one of the conditions of the NGC
Transmission Licence, as from time to time revised in accordance with the Conditions of the NGC Transmission Licence;

     "HV"                     of a nominal voltage exceeding 650
volts;

     "Intellectual Property"       patents, trademarks, service
marks, rights in design, trade names, copyrights and topography rights (whether or not any of the same is registered and including applications for registration of any of the same) and rights under licences and consents in relation to any of the same and all rights or forms of protection of a similar nature or having equivalent or similar effect to any of the same which may subsist anywhere in the world;

     "Line"                        any line which is used for
transmitting and/or distributing electricity and incudes anything exclusively supporting such line that is to say any structure pole or other thing in on by or from which any such line is or may be supported carried or suspended any apparatus connected to any such line for the purpose of carrying electricity and any wire cable tube pipe or other similar thing (including its casing or coating) which surrounds or supports or is surrounded or supported by or is installed in close proximity to or is supported carried or suspended in association with any such line earthing wires fibre optic cables and other ancillary equipment which belong to the PES;

     "Modification"           in relation to a Line Cable or
Asset, any alteration to or replacement of such Line Cable or Asset pursuant to Clauses 2.2 or 3.1 of this Agreement and "Modify" and "Modified" shall be construed accordingly;

     "NGC Transmission Licence"    NGC's licence granted pursuant
to Section 6(1)(b) of the Act;

     "Party"                  each person for the time being and
from time to time party to this Agreement and any successor(s) in title to, or permitted assign(s) of, such person;

     "Permitted Purpose"      in relation to a Right of Access,
the purpose specified in this Agreement for which such Right of Access is granted;

     "Public Electricity Supply
     Licence"                 the PES's licence granted pursuant
to Section 6 of the Act;

     "Relocation Proposal"         a proposal by NGC to the PES
pursuant to sub-clause 5.1 for the relocation of any of the PES's
Assets on NGC's Land;

     "Regulations"            the Electricity Supply Regulations
1988 or any amendment thereof;

     "Right of Access"             full right and liberty during
the currency of this Agreement to enter upon and through and remain upon any part of NGC's Land subject to the provisions of Clause 8;

     "Services"                    in the context of Clause 9,
goods and services of the kind listed in Schedule 5 to be agreed or determined pursuant to Clause 27;

     "Supplemental Connection
     Agreement"                    a site specific connection
agreement to be entered into between NGC and the PES in substantially the form set out in the appropriate schedule to the Connection Agreement;


1.2  In this Agreement:

     (i) unless the context otherwise requires all references to a particular clause, sub-clause, paragraph or Schedule shall be a reference to that clause, sub-clause paragraph or Schedule in or to this Agreement;

     (ii) the table of contents and headings are inserted for convenience only and shall be ignored in construing this Agreement;

     (iii) references to the words "include" or "including" are to be construed without limitation to the generality of the preceding words;

     (iv) unless there is something in the subject matter or the context which is inconsistent therewith, any reference to an Act of Parliament or any Section thereof or Schedule thereto, or other provision thereof or any instrument, order or regulation made thereunder shall be construed at the particular time, as including a reference to any modification, extension, replacement or reenactment thereof then in force and to all instruments, orders or regulations then in force and made under or deriving validity from the relevant Act of Parliament; and

     (v) reference to the masculine shall include the feminine and references in the singular shall include the plural and vice versa and words demoting natural persons shall include companies, corporations and any other legal entity and vice versa.

2.   RIGHT TO RETAIN ASSETS LINES AND CABLES

2.1 Subject to sub-clause 5.1, NGC hereby grants to the PES the right to retain use and Modify as provided in this Agreement the PES's Assets on NGC's Land in such places as they are currently situated and such right shall extend to any Modified PES Asset. NGC undertakes to maintain any shelter or support enjoyed by the PES's Assets at the date of this Agreement or, if later, when Modified as aforesaid and grants to the PES a Right of Access for the purpose of the use, maintenance, inspection, testing, removal, operation, Modification or repair of any of the PES's Assets or for the purpose of compliance with any statute or Directive under the provisions of Clause 4.

2.2  Subject to Clause 6 NGC hereby grants the PES the right:

     2.2.1 to retain and use all Lines and Cables which are now or shall (in accordance with the terms of this Agreement) be installed in over or through NGC's Land and grants to the PES a Right of Access for the purpose of the use maintenance, inspection, testing, removal, operation, Modification or repair of any of the Lines and Cables;

     2.2.2 subject to obtaining the prior written consent of NGC (such consent not to be unreasonably withheld or delayed) to replace such Lines and Cables with Lines and Cables of the same or a similar type either in the same position or in such other position as the NGC may approve (such approval not to be unreasonably withheld or delayed and not to be granted subject to the payment of any sums of money) and forthwith after any such replacement to remove the Lines and Cables from NGC's Land and repair any damage so caused.

     2.2.3 to install new or additional Lines and Cables over on or through NGC's Land but only to the extent necessary to exploit the capability of the PES's Assets as at the date of this Agreement on NGC's Land such installation to be subject to the prior written consent of NGC (such consent not to be unreasonably withheld or delayed) and subject to compliance with the following:

          (i) the PES shall in such circumstances give to NGC written notice requiring NGC to grant a wayleave (as hereinafter defined) within a period specified in the notice not being less than 21 days;

          (ii) within the period specified in the said notice or such longer period as the Parties may agree NGC may:

               (a)  grant the required wayleave or;

               (b) grant or indicate a willingness to grant a wayleave subject to such terms and conditions as NGC may consider reasonable (such terms and conditions to include terms and conditions relating to the route of the Line or Cable the period during which the wayleave may continue in force and any payment to be made by the PES whether of a capital or periodic nature as consideration for the wayleave).

          (iii) in the event that NGC shall have failed to grant the wayleave as required by the PES or indicated a willingness to grant a wayleave subject to terms and conditions to which the PES objects the PES may refer the matter for resolution in accordance with Clause 13.

          (iv) a "wayleave" means consent for the PES to install and keep installed a new Line or Cable on under or over NGC's
Land and to have access thereto for the purposes of inspecting testing maintaining repairing removing renewing operating altering or replacing the same.

     2.2.4 All other provisions of this Agreement shall apply to any new Line or Cable so installed.

2.3 NGC hereby grants to the PES the right to use any conducting media under over or on the NGC's Land for the passage and running of gas water electricity telephone and other communication media and services now benefiting the PES's Assets.

2.4 The PES shall, if considering moving replacing, or altering any of the PES's Assets, give due consideration as to whether it shall be operationally practicable, desirable and reasonably economic to move such Asset to (or place the replacement or altered Asset on) its own property.

3.   MODIFICATION

3.1 The PES may replace or alter any the PES's Assets provided that:

     3.1.1     the replacement Asset or the Asset as so altered:

          (i) is placed in the same or approximately the same position;

          (ii) fulfils the same or a similar purpose;

          (iii) can, where relevant, be accommodated in and on existing buildings or structures;

          (iv) does not require additional or improved facilities or services from NGC;

          (v) does not restrict the actual and intended use of NGC's Land and any equipment thereon or therein to any materially greater extent than the Asset so replaced or altered; and

          (vi) is (unless otherwise agreed by NGC (such agreement not to be unreasonably withheld or delayed)) either of the same or a similar size or the alteration is effected substantially within the space occupied by such Asset to enable the Asset to be used up to its full capability.

     3.1.2     prior written notification has been given to NGC;

     3.1.3 subject to NGC's prior approval (such approval not to be unreasonably withheld or delayed) the PES may if necessary install the modified Asset adjacent to the Asset to be replaced so as to enable dual running whilst the modified Asset is commissioned provided that the PES shall remove the Asset for which the replacement is substituted as soon as practicable.

     3.1.4 NGC shall if considering materially moving any of its assets to a position adjacent to any of the PES's Assets or replacing or altering any of its assets which are situated adjacent to the PES's Assets or making any substantial alteration to any building in which the PES's Assets are situated give due consideration to the PES's operational requirements of which NGC is aware.

3.2 If any Modification shall require minor alterations or works to the existing buildings or structures of NGC housing or supporting the PES's Asset in question, such alterations or works may be carried out (with the prior written approval of NGC (such approval not to be unreasonably withheld or delayed)) but at the cost of the PES.

3.3 To the extent that any of the conditions of Clause 3.1 are not met in relation to any Modification, NGC may by notice in writing require the PES promptly to remove such replacement or alteration and if the PES fails to do so may remove the same itself at the cost and expense of the PES. On such removal, the PES may reinstate the Asset so replaced or altered.

4.   SAFETY SECURITY AND COMPLIANCE WITH STATUTES

4.1 NGC undertakes in relation to the PES's Assets to maintain and provide security in accordance with the arrangements set out in Part 1 of Schedule 3.

4.2 Each Party shall procure that as between the parties all reasonable and necessary steps are taken, as and when necessary or desirable, in co-operation with the other (and, so far as applicable, with any third party), to ensure compliance with the provisions (each such provision or part thereof being in this Clause 4 and "Obligation") of:

     (i) all statutes and Directives applicable to any of the PES's Assets and/or any part (including the whole) of NGC's Land and/or the employees of either party; and

     (ii) any statute or Directive which may affect any other property (of whatever nature) of either Party as a result of the existence, nature, location, or manner of operation of any of the PES's Assets.

4.3 Each Party shall, so far as it is aware of the same, unless it has reasonable grounds for believing that the other party possesses the information keep the other Party informed of all material matters relating to any Obligation.

4.4 In the event of any dispute as to responsibility, as between the Parties, pursuant to Clause 4.2, for compliance with an Obligation, that responsibility shall be allocated, so far as practicable, on the basis that:

     (i) each Party shall refrain from taking or permitting any action which would prevent compliance with an Obligation; and

     (ii) positive action required in relation to a Party's land or asset as a consequence of the existence nature, location or manner of operation of that land or asset shall be the responsibility of that Party, and, to the extent that such action is required in respect of or affecting any property of the other Party (or property of a third party located in or on that other Party's land), such action may be taken with the prior approval of that other Party (such approval, subject to (i) above, not to be unreasonably withheld or delayed).

4.5 The provisions for safety co-ordination between the Parties contained in Part 2 of Schedule 3 shall apply.

5.   RELOCATION OF PRESS ASSETS

5.1 At any time and from time to time NGC may (with the prior written consent of the PES (such consent not to be unreasonably withheld or delayed)) request the PES to relocate any of the PES's Assets either to a different location on NGC's Land or to the PES's or a third party's land, such consent to be sought given or referred in accordance with the following procedure:

     5.1.1 NGC shall serve a written notice on the PES, which notice shall specify:

          (a) the PES's Assets (other than the Lines and Cables) which NGC wishes to be relocated;

          (b)  the reasons for such wish;

          (c)  the proposed new location for such assets;

          (d)  the timing of carrying out such relocation;

          (e) the route of any Ancillary Lines and Cables required to be relocated; and

          (f) any reasonable conditions with which such relocation or repositioning must comply.

     5.1.2 The PES shall within four months of receipt of any such notice serve a counter notice stating:

          (a) whether or not in its reasonable opinion such Relocation Proposal is acceptable to it;

          (b) if the Relocation Proposal is not acceptable to the PES, the grounds for such opinion and the terms of any alternative proposal ("the Alternative Relocation Proposal") covering so far as relevant the matters referred to in terms (a) to (f) of sub clause 5.1.1 which would be acceptable to the PES; and

          (c) in respect of the Relocation Proposal (if accepted) or of any Alternative Relocation Proposals, an estimate (sufficiently detailed having regard to the circumstances) of the proper costs likely to be incurred in connection with considering the Relocation Proposal or the Alternative Relocation Proposal and effecting the said relocation of the PES's Assets and the proper costs of relocating any other equipment that may be necessary as a result of the relocation of those Assets and the reasonable cost of employing staff involved in the relocation and reasonable internal management costs and any consequential losses (excluding any relating to operating costs) including payments to third parties incurred as a result of the relocation of those Assets and the proposed manner and timing of payment of the same by the NGC.

     5.1.3 If within one month of the date of such counter notice (or such longer period as may be reasonably necessary) NGC has not withdrawn the Relocation Proposal and the Parties have not agreed upon it or the Alternative Relocation Proposal (if any) or a variation of either of them and upon the best estimate reasonably available of the costs likely to be involved on the basis referred to in Clause 5.1.2(c) of the matter shall be dealt with in accordance with Clause 13.

5.2 Upon approval or settlement of any Relocation Proposal Alternative Relocation Proposal or variation thereof pursuant to Clause 5.1 the PES shall proceed diligently to obtain or procure all necessary consents permissions and licences to enable it to relocate the PES's Assets (and any Lines and/or Cables consequently required to be relocated) provided that if the PES having used all reasonable endeavours (including the lodging and pursuing of an appeal to the appropriate authority if there are reasonable grounds for any appeal) shall have failed to obtain such consents permissions and licences as aforesaid then the Relocation Proposal or the Alternative Relocation Proposal or variation thereof shall be of no further effect save that NGC shall not be prevented from making at any other time further Relocation Proposals.

5.3 On receipt of any necessary consents as aforesaid and provided NGC has taken any necessary steps to facilitate such relocation the PES shall relocate or procure the relocation of the relevant PES's Assets as quickly as reasonably practicable (having regard to, amongst other things, technical and operational requirements and to its obtaining all necessary licences and consents).

5.4 NGC shall pay to the PES all costs incurred pursuant to Clause 5.1 which shall be (as far as practicable) in line with the estimate agreed or settled pursuant to Clause 5.1 provided that all reasonable endeavours are used to minimise such costs and provided further that in the event the Relocation Proposal is withdrawn by NGC or consent thereto is reasonably withheld by the PES pursuant to Clause 5.1 or the PES shall be unable to obtain all the said necessary consents licences or permission NGC shall within 28 days of demand pay to the PES all costs incurred as aforesaid by the PES in connection with the Relocation Proposal and any Alternative Relocation Proposal.

5.5 The rights and obligations of the parties hereunder shall continue to apply to any of the PES's Assets as relocated including the provisions of this Clause 5.

6.   RELOCATION OF LINES AND CABLES

6.1 At any time and from time to time NGC may with the prior written consent of the PES (such consent not to be unreasonably withheld or delayed) by notice in writing addressed to the PES require the PES to relocate or reposition the then existing Lines and Cables of the PES (or any or all of such Lines and Cables) which are situated in on over or through NGC's Land (in this paragraph all such Lines and Cables being hereinafter referred to as "the Equipment").

6.2  The said notice to be served by NGC on the PES shall specify
(a) the Equipment which the NGC wishes to be relocated or repositioned (b) a reasonable time in which such relocation or repositioning is to be carried out (c) a suitable alternative location or route for the Equipment and (d) reasonable conditions (if any) in which such relocation or repositioning shall be carried out.

6.3 As soon as possible after receipt of the said notice the PES shall proceed to apply for all necessary consents permissions and licences necessary for the said relocation or repositioning (hereinafter in this Clause 6 called "the Consents") using all reasonable endeavours to obtain the same.

6.4 If the PES having used all reasonable endeavours (including the lodging and pursuing of an appeal to the appropriate authority if there are reasonable grounds for an appeal) shall have failed to obtain the Consents then the said Notice shall be of no further effect save that NGC shall not be precluded from serving at any other time further notices under this or any other Clause or Sub Clause and save further that NGC shall forthwith reimburse to the PES all costs properly incurred by the PES in connection with the provisions of this Clause 6.

6.5 If the PES shall obtain the Consents the PES shall as soon as practicable diligently carry out such relocation or repositioning of the Equipment to the reasonable satisfaction of NGC and shall make good all damage caused by the said relocation or repositioning of the Equipment.

6.6 From time to time NGC shall pay to the PES all costs (a) properly incurred by the PES in effecting the said relocation or repositioning of the Equipment and (b) properly incurred in complying with the obligations under the preceding sub clauses of this Clause 6 such costs to include any consequential losses (excluding any relating to operating costs) the reasonable cost of employing staff involved in the relocation or repositioning of the Equipment and the compliance with the said obligations including reasonable internal management costs such payment(s) to be made within 28 days of receipt by NGC of documentary evidence of the aforesaid costs incurred by the PES.

6.7 The rights and obligations of the Parties hereunder shall continue to apply to the Equipment as relocated or repositioned including the provisions of this Clause 6.

7.   REMOVALS

7.1 In the event that there shall cease to be any Supplemental Connection Agreement relating to any of the PES's Assets on NGC's Land the PES shall remove those of the PES's Assets to which such Supplemental Connection relates (except Ancillary Cables which shall be made safe) from NGC's Land as quickly as practicable and in any event within the period provided in the Supplemental Connection Agreement for the removal of the PES's Equipment (as therein defined) consequent upon a disconnection (as defined in the Connection Agreement) and shall remedy any damage caused to NGC's Land as a result thereof. The Parties shall negotiate in good faith appropriate arrangements to minimise the effects of the removal.

7.2 In the event that the PES is obliged to remove any of its Assets from NGC's Land, whether under this Clause 7 or otherwise, and fails to do so in accordance with the relevant provisions, NGC shall be entitled to remove the PES's Assets and the PES shall provide all reasonable assistance to enable NGC safely so to do and shall pay and reimburse to NGC all costs and expenses reasonably incurred by NGC in so doing.

8.   RIGHTS OF ACCESS

8.1  A Right of Access includes the right to bring on to NGC's
Land such vehicles, plant, machinery, tools, equipment and maintenance or construction materials as shall be reasonably necessary for the Permitted Purpose.

8.2 A Right of Access given to the PES may be exercised by any person, including third party contractors, reasonably nominated from time to time by the PES. To the extent (if any) that any particular authorisation or clearances may be required to be given by NGC and the procedures for giving and obtaining the same are not for the time being stipulated in arrangements made pursuant to Clause 8.3, NGC shall give the same within a reasonable time from the date of the request therefor, save in the case of emergency in which case it shall be given without delay.

8.3 The NGC shall procure that all reasonable arrangements and provisions are made and/or revised from time to time as and when necessary or desirable to facilitate the safe exercise of the Right of Access with the minimum of disruption, disturbance or inconvenience to both Parties. Such arrangements are provisions may, to the extent that the same is reasonable, limit or restrict the exercise of the Right of Access and/ or provide for NGC to make reasonable directions or regulations from time to time in relation to a specified matter. Matters to be covered by such arrangements and/or provision include:

     (i)  the identification of any relevant PES's Assets;

     (ii) the particular access routes applicable to the land in question having particular regard for the weight and size limits on those routes;

     (iii) any limitations on times of exercise of a Right of Access;

     (iv) any requirements as to prior notification and as to authorisation of security clearance of individuals exercising such Rights of Access, and procedures for obtaining the same;

     (v) the means of communication to the PES and all employees and/or contractors who may be authorised from time to time by the PES to exercise a Right of Access of any relevant directions or regulations made by NGC;

     (vi) the identification of and arrangements applicable to Emergency Personnel;

     the PES shall procure that any such arrangements and/or provisions or directions or regulations issued pursuant thereto) properly made from time to time by NGC shall be observed and performed by the PES and all persons exercising any Right of Access.

     8.4.1 The PES shall procure that all reasonable steps are taken in the exercise of any Right of Access to:

          (a) Avoid or minimise damage to NGC's Land, any other property thereon or therein;

          (b) cause as little disturbance and inconvenience as possible to NGC or other occupier of NGC's Land.

          and shall promptly make good any damage caused to NGC's
Land and/or such other property in the course of the exercise of such rights and shall indemnify NGC against all actions, claims, proceedings, losses, costs and demands arising out of such exercise.

     8.4.2 Subject to Clause 8.4.1, all Rights of Access shall be exercisable free of any charge or payment of any kind.

8.5 Subject to any contrary arrangements for the time being made under Clause 8.3 to enable a Right of Access to be exercised safely where exceptional circumstances so require:

     8.5.1 a Right of Access for operation or inspection shall be immediately available without prior notice and local procedures shall be put in place to provide such immediate access;

     8.5.2 a Right of Access for the purpose of maintenance, adjustment, testing or repair of HV apparatus granted in respect of land on which exposed HV conductors are sited shall only be exercisable on the giving to NGC of at least 7 days prior written notice (or such other notice as may be agreed locally or (if less) such notice as may be reasonable in the circumstances) except in the case of loss of load or other system emergency (in which event NGC shall render all possible assistance in procuring that the Right of Access shall be exercisable as soon as possible). The Parties will make local arrangements to ensure that the PES is not delayed in its ability to deal with any emergency which has resulted in loss of load or has resulted in a reduction in system security.

     8.5.3 a Right of Access for the purpose of Modifying any of the PES's Assets shall be exercisable only after two weeks prior notice to NGC (or such other notice as may be agreed locally or (if less) may be reasonable in the circumstances).

8.6 NGC shall procure that all reasonable steps are taken in respect of its use and occupation of NGC's Land to:

     (i) avoid or minimise damage to the PES's Assets and to any Common Assets;

     (ii) cause as little disturbance and inconvenience as possible to the PES by such use of occupation and operation and shall promptly make good any damage so caused to the PES's Assets and/or any Common Assets.

9.   SERVICES AND USE OF COMMON ASSETS

9.1 Subject as hereinafter provided, in relation to each Common Asset, NGC shall if required by the PES make the Common Asset in question available for continued use by the PES to at least the same extent as it was available for use by the PES immediately prior to the date of this Agreement.

9.2 Subject as hereinafter provided, in relation to each Service, NGC shall, if required by the PES, continue to provide the same to the PES. Such provision shall be of such a quality and quantity and shall be provided at such times as the PES shall reasonably request. NGC shall not be required to exceed the level of quality or quantity of the Service normally provided prior to the date of this Agreement unless specifically agreed otherwise between the Parties (such agreement not to be unreasonably withheld or delayed and where appropriate to include a provision for payment for such increased Service) save that with regard to the Services listed in Part 2 of Schedule 5 NGC shall be under no obligation at any time to increase the quality or quantity of any of such Services normally provided prior to the date of this Agreement.

9.3 Where the use of any Common Asset is made available or such Services are supplied as aforesaid, the Parties shall procure that appropriate arrangements and provisions are made between the local personnel employed by each of them in that regard such arrangements to include:

     9.3.1     the identification of the Common Assets and/or
Services in question including (where relevant) the extend of their availability;

     9.3.2 the hours during which such use or provision shall be allowed or made;

     9.3.3 any requirements as to notification of use or call for supply or temporary suspension thereof;

     9.3.4 any requirements as to authorisation or security clearance of individuals and the procedure for obtaining the same;

     9.3.5     any safety requirements;

     9.3.6     administration of payment arrangements.

9.4  9.4.1     The provision of use of the Common Assets listed
in Part 1 of Schedule 4 and the supply of the Services listed in
Part 1 of Schedule 5 shall not be terminated unless NGC ceases to require the Common Asset or Service for its own use in which case the supply of the Service or use of the Common Asset may be terminated by not less than one year's notice in writing.

     9.4.2 The provision of use of the Common Assets listed in Part 2 of Schedule 4, and the supply of those Services listed in Part 2 Schedule 5 shall continue until terminated by not less than one year's notice in writing.

     9.4.3     In the event of a termination under Sub Clauses
9.4.1 and 9.4.2 above if the PES still has at the time of such termination a bona fide requirement for the Common Asset or Service and shall not be able to obtain an adequate alternative therefor whether from a third party or otherwise NGC shall cooperate with the PES so as to minimise the effect of such termination on the operations of the PES including where practicable the provision of a right to use land for the location of an alternative to the Common Asset in question or an alternative source of supply for the Service in question provided that (for the avoidance of doubt) any cost of the provision of the replacement of the Common Asset or Service shall be borne by the PES.

9.5  NGC shall maintain the Common Assets in accordance with Good
Industry Practice.

9.6 The PES shall maintain all its relevant assets in such repair and condition that the level of Services provided does not substantially increase as a result of the lack of repair or condition of the relevant assets.

10.  PAYMENT

10.1 The Parties agree that save as provided in Clause 10.2 the provision o the use of Common Assets and the provision of Services, shall be free of charge for the purposes of this Agreement.

10.2 The PES agrees to pay NGC for the provision of Insulating
Oil a fee calculated in accordance with the provisions of
Schedule 6.

10.3 Any sums payable under this Agreement shall be payable together with any Value Added Tax chargeable on the same. Any costs, expenses or other sums to be repaid or reimbursed to either Party under this Agreement shall include any irrecoverable Value Added Tax paid by that Party in relation to such sums to the extent that no credit is available in respect thereof under
Section 15 of the Value Added Tax Act 1983.

10.4 If either Party fails to pay on the due date any amount properly due under this Licence such Party shall pay to the other interest on such overdue amount from and including the date of such failure to (but excluding) the date of actual payment (as well after as before judgment) at the rate of 4% over Barclays Bank PLC base rate for the time being and from time to time. Interest shall accrue from day to day.

11.  NON INTERFERENCE

11.1 NGC and the PES agree that neither of them nor their agents, employees and invitees will respectively interfere in any way with any of the PES's Assets or the property and assets of NGC which are located at any time on NGC's Land without the consent of the other Party. For the purposes of this clause "interfere" shall include:

     11.1.1 disconnecting or altering the connection of any of the PES's Asset or the property or any asset of NGC to any system of cables, foundations, pipes, drains or other media to which it may be connected form time to time or to prevent supply of any substance or thing through such connected system;

     11.1.2 affixing or removing any item or substance of any nature whatsoever to or from any of the PES's Assets or the property or any asset of NGC;

     11.1.3 damaging any of the PES's Assets or the property or any assets of NGC or doing or omitting to do any act or allowing any state of affairs to subsist as a result of which the PES's Assets or the property or assets of NGC would be likely to sustain any material damage;

     11.1.4 allowing any other person to interfere with any of the PES's Assets;

     11.1.5    alter any meters or settings on any of the PES's
Assets;

     11.1.6    the obstruction of access to any of the PES's
Assets;

     11.1.7 impairing the effectiveness of any gate fence wall alarm system or means of keeping out intruders.

11.2 The obligations contained in this Clause 11 shall be suspended to the extent that emergency action is taken by Emergency Personnel in good faith to protect the health and safety of persons or to prevent damage to property. All reasonable care shall be taken in the course of such emergency action. When the emergency has ended, any damaged property will be reinstated by the Party whose asset gave rise to the emergency, save for damage occurring by reason of lack of reasonable care in the course of the emergency action which shall be the responsibility of the Party taking the emergency action.

11.3 NGC agrees with the PES:

     (i) to keep NGC's Land or to procure that it be kept in such state of repair and condition as shall not cause damage to the PES's Assets and Lines and Cables and shall not prevent the PES from exercising the rights granted to it herein or from using the PES's Assets for the purpose of the PES's business;

     (ii) in the event that NGC intends to carry out any works to NGC's Land or to exercise the rights referred to herein which shall involve the removal or other material interference with any PES's Asset (including the construction repair or alteration of any building or other erection on land on which such Asset is situate) and/or any such works which may materially prejudice any of the PES's rights hereunder in respect of the same NGC shall not commence such works until NGC has given notice in writing of its intentions to the PES and (if necessary) has at the NGC's expense made adequate provision to ensure that the PES's Asset is still capable of use by the PES to the same extent as previously enjoyed.

     (iii) to permit the PES to display warning notices on NGC's Land as the PES may reasonably require and other notices as the PES reasonably requires with the prior written consent of NGC (such consent not to be unreasonably withheld and to include reasonable conditions as to appearance size and location) or are required by statute.

12.  CABLE TUNNELS AND LINES AND CABLES

     Any cable situated under NGC's land shall be kept fully maintained and repaired on the following basis:

12.1 in the case of cable tunnels containing the HV cables of one
Party only maintenance of the whole tunnel shall be the responsibility of that Party;

12.2 in the case of cable tunnels containing HV cables of more than one Party maintenance of the whole tunnel shall be the responsibility of the Party with the majority in number of such cables for the time being and the cost of such maintenance shall be apportioned between the Parties according to level of use;

12.3 in the case of cable tunnels containing solely cables other than HV cables maintenance shall be the responsibility of the Party with the majority in number of such cables for the time being and the cost of maintenance shall be apportioned between the Parties according to level of use;

12.4 to the extent that any part of any cable tunnel for which the PES is responsible in accordance with the above provisions for the maintenance thereof is within NGC's Land NGC grants to the PES a Right of Access for all purposes necessary to discharge its obligations under this Clause 12 and shall give all reasonable co-operation and assistance to the PES as may be requisite for the proper discharge by the PES of its obligations under this Clause.

13.  DISPUTE RESOLUTION

13.1 Save where expressly stated in this Agreement to the contrary and subject to any contrary provision of the Act, any Licence, or the Regulations, or the rights, power, duties and obligations of the Director or the Secretary of State for Energy under the Act, any Licence or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under, out of, or in connection with this Agreement between the parties hereto shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Supply Industry Arbitration Association in force from time to time.

13.2 Whatever the nationality, residence or domicile of the parties hereto and wherever the dispute or difference or any part thereof arose the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the provisions of the Arbitration Acts 1950 (notwithstanding anything in Section 34 thereof) to 1979 (including any modification, extension, replacement or re-enactment thereof for the time being in force) shall apply to any such arbitration wherever the same or any part of it shall be conducted.

13.3 Subject always to Clause 13.5 below, if any tariff customer (as defined in Section 22(4) of the Act) brings any legal proceedings in any court (as defined in the Rules of the Supreme Court 1965 and in the County Courts Act 1984) against one of the Parties (the "defendant contracting party"), and the defendant contracting party wishes to make a third party claim (as defined in Clause 13.4 below) against the other Party ("contracting party") which would but for this Clause 13.3 have been a dispute or difference referred to arbitration by virtue of Clause 13.1 above then, notwithstanding the provisions of Clause 13.1 above which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the third party claim not only between the third party and the defendant contracting party but also between either or both of them and the other contracting party whether by way of third party proceedings (pursuant to the Rules of the Supreme Court 1965 or the County Court Rules 1981) or otherwise as may be ordered by the court.

13.4 For the purpose of this Clause 13 third party claim shall mean:

     (a) any claim by a defendant contracting party against a contracting party (whether or not already a party to the legal proceedings) for any contribution or indemnity; or

     (b) any claim by a defendant contracting party against such a contracting party for any relief or remedy relating to or connected with the subject matter of the legal proceedings and substantially the same as some relief or remedy claimed by the said tariff customer; or

     (c) any requirement by a defendant contracting party that any question or issue relating to or connected with the subject matter of the legal proceedings should be determined not only as between the said tariff customer and the defendant contracting party but also as between either or both of them and a contracting party (whether or not already a party to the legal proceedings).

13.5 Clause 13.3 above shall apply only if at the time the legal proceedings are commenced no arbitration has been commenced between the defendant contracting party and the contracting party raising or involving the same or substantially the same issues as would be raised by or involved in the third party claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question, in the event of dispute, whether the issues raised or involved are the same or substantially the same.

14.  GOVERNING LAW AND JURISDICTION

14.1 This Agreement shall be governed and construed in all respects in accordance with English law.

14.2 Subject and without prejudice to Clause 13 and to Clause
14.4 the Parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceeding (together in this Clause 14 referred to as "Proceedings") arising out of or in connection with this Agreement may be brought in such courts.

14.3 Each Party irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Clause 14 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the English courts shall be conclusive and binding upon such Party and may be enforced in the courts of any other jurisdiction.

14.4 For the avoidance of doubt nothing contained in the foregoing provisions of this Clause 14 shall be taken as permitting a Party to commence proceedings in the courts where this Agreement otherwise provides for proceedings to be referred to arbitration.

15.  CONFIDENTIALITY

     15.1.1 For the purposes of this Clause 15 except where the context otherwise requires:

     "Authorised Recipient"   in relation to any Protected
Information, means any Business Person who, before the Protected Information had been divulged to him by NGC or any subsidiary of NGC, had been informed of the nature and effect of this Clause 15 and who requires access to such Protected Information for the proper performance of his duties as a Business Person in the course of Permitted Activities.

     "Business Person"        means any person who is a Main
Business Person, or a Corporate Functions Person and "Business
Personnel" shall be construed accordingly.

     "Confidential
     Information"             means all data and other
information supplied to the PES under the provisions of this Agreement.

     "Corporate Functions
     Person"                  means any person who:

                         (a)  is a director of NGC; or
                         (b)  is an employee of NGC or any of its
subsidiaries carrying out any administrative, finance or other corporate services of any kind which in part relate to the Main Business; or
                         (c)  is engaged as an agent of or
adviser to or performs work in relation to or services for the Main Business.

     "Customer"               has the same meaning as in the
Connection Agreement.

     "Generation Business"    has the same meaning as in the NGC
Transmission Licence.

     "Main Business"          means any business of NGC or any of
its subsidiaries as at the Transfer Date (as defined in the Connection Agreement) or which it is required to carry on under the NGC Transmission Licence other than the Generation Business.

     "Main Business Person"   means any employee of NGC or any
director or employee of its subsidiaries who is engaged solely in the Main Business and "Main Business Personnel" shall be construed accordingly.

     "Permitted Activities"   means activities carried on for the
purposes of the Main Business.

     "Protected Information" means any information relating to the affairs of a Party which is furnished to Business Personnel pursuant to this Agreement unless prior to such information being furnished, such Party has informed the recipient thereof by notice in writing or by endorsement on such information, that the said information is not to be regarded as Protected Information.

     "Supplier"               has the same meaning as in the
Connection Agreement.

     15.1.2 For the avoidance of doubt data and other information which a Party is permitted to divulge or publish to the other Party pursuant to this Agreement shall not necessarily be regarded as being in the public domain by reason of being so discharged or published.

15.2 Confidentiality for NGC and its Subsidiaries

     NGC and its subsidiaries in each of their capacities in this Agreement shall secure that Protected Information is not:

     15.2.1 divulged by Business Personnel to any person unless that person is an Authorised Recipient;

     15.2.2 used by Business personnel for the purpose of obtaining for NGC or any of its subsidiaries or for any other person:

           (a) any electricity licence; or
           (b) any right to purchase or otherwise require, or to distribute, electricity including rights under any electricity purchase contract (as defined in the NGC Transmission Licence); or
           (c) any contract or arrangement for the supply of electricity to Customers or Suppliers; or
           (d) and contract for the use of any electrical lines or electrical plant belonging to or under the control of a Supplier; or
           (e) control of any body corporate which, whether directly or indirectly, has the benefit of any such licence contract or arrangement; and

     15.2.3 used by Business Personnel for the purpose of carrying on any activities other than Permitted Activities;

     except with the prior consent in writing of the Party to whose affairs such Protected Information relates.

15.3 Nothing in Clause 15 shall apply:

     15.3.1 to any Protected Information which, before it is furnished to Business Personnel is in the public domain;

     15.3.2 to any Protected Information which, after it is furnished to Business Personnel:

           (a) is acquired by NGC or any subsidiary of NGC in circumstances in which this Clause 15 does not apply; or

           (b) is acquired by NGC or any subsidiary of NGC in circumstances in which this Clause 15 does apply and thereafter ceases to be subject to the restrictions imposed by this Clause
15; or

           (c) enters the public domain;

           and in any such case otherwise than as a result of:

           (i) a breach by NGC or any subsidiary of NGC of its obligation in this Clause 15; or

           (ii) a breach by the person who disclosed that Protected Information of that person's confidentiality obligation and NGC or any of its subsidiaries is aware of such breach; or

     15.3.3 to the disclosure of any Protected Information to any person if NGC or any subsidiary of NGC is required or expressly permitted to make such disclosure to such person:

           (a) in compliance with the duties of NGC or any subsidiary under the Act or any other requirement of a Competent
Authority; or

           (b) in compliance with the conditions of the NGC Transmission Licence or any document referred to in the NGC Transmission Licence with which NGC or any subsidiary of NGC is required to comply by virtue of the Act or the NGC Transmission Licence; or

           (c) in compliance with any other requirement of law;
or

           (d) in response to a requirement of any recognised stock exchange or regulatory authority or the Panel on Takeovers and Mergers; or

           (e) pursuant to the Arbitration Rules for the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to NGC or any of its subsidiaries; or

           (f) in compliance with the requirements of Section 35 of the Act and with the provisions of the Fuel Security Code; or

     15.3.4 to any Protected Information to the extent that NGC or any of its subsidiaries is expressly permitted or required to disclose that information under the terms of any agreement or arrangement (including this Agreement the Grid Code the Distribution Codes and the Fuel Security Code as defined in the Connection Agreement) with the Party to whose affairs such Protected Information relates.

15.4 NGC and its subsidiaries may use all and any information or data supplied to or acquired by it, from or in relation to the other Party in performing Permitted Activities including for the following purposes:

     15.4.1    the operation and planning of the NGC Transmission
System;

     15.4.2 the calculation of charges and preparation of offers of terms for connection to or use of the NGC Transmission
System;

     15.4.3    the operation and planning of the Ancillary
Services Business (as defined in the NGC Transmission Licence) and the calculation of charges therefor;

     15.4.4 the operation of the Settlements Business (as defined in the NGC Transmission Licence);

     15.4.5    the provision of information under the British
Grid Systems Agreement and the EdF Protocol (as defined in the
Connection Agreement);

     and may pass the same to subsidiaries of NGC which carry out such activities and the Parties hereto agree to provide all information to NGC and its subsidiaries for such purposes.

15.5 NGC undertakes that, having regard to the activities in which any Business Person is engaged and the nature and effective life of the Protected Information divulged to him by virtue of such activities, neither NGC nor any of its subsidiaries shall unreasonably continue (taking into account any industrial relations concerns reasonably held by it) to divulge Protected Information or permit Protected Information to be divulged by any subsidiary of NGC to any Business person.

     15.5.1 who has notified NGC or the relevant subsidiary of his intention to become engaged as an employee or agent of any other person (other than of NGC or any subsidiary thereof) who is:

           (a) authorised by licence or exemption to generate, transmit or supply electricity; or

           (b) an electricity broker or is know to be engaged in the writing of electricity purchase contracts (as defined in the NGC Transmission Licence); or

           (c) known to be retained as a consultant to any such person who is referred to in (a) or (b) above; or

     15.5.2    who is to be transferred to the Generation
Business save where NGC or such subsidiary could not, in all circumstances reasonably be expected to refrain from divulging to such Business Person Protected Information which is required for the proper performance of his duties.

15.6 Without prejudice to the other provisions of this Clause 15
NGC shall procure that any additional copies made of the Protected Information, whether in hard copy of computerised form, will clearly identify the Protected Information as protected.

15.7 NGC undertakes to use all reasonable endeavours to procure that no employee is a Corporate Functions Person unless the same if necessary for the proper performance of his duties.

15.8 Confidentiality other than for NGC and its Subsidiaries

     15.8.1 The PES hereby undertakes with NGC and its subsidiaries that it shall preserve the confidentiality of, and not directly or indirectly reveal, report, publish, disclose or transfer or use for its own purposes Confidential Information except in the circumstances set out in Clause 15.8.2 or to the extent expressly permitted by this Agreement or with the consent in writing of NGC.

     15.8.2 Exceptions: the circumstances referred to in Clause 15.8.1 are:

           15.8.2.1 where the Confidential Information, before it is furnished to the PES, is in the public domain; or

           15.8.2.2 where the Confidential Information, after it is furnished to the PES:

                    (a)  is acquired by the PES in circumstances
in which this Clause 15 does not apply; or

                    (b)  is acquired by the PES in circumstances
in which this Clause 15 does apply and thereafter ceases to be subject to the restrictions imposed by this Clause 15; or

                    (c)  enters the public domain;

                    and in any such case otherwise than as a result of a breach by the PES of its obligations in this Clause 15 or a breach by the person who disclosed that Confidential Information of that person's confidentiality obligation; or

           15.8.2.3 if the PES is required or permitted to make disclosure of the Confidential Information to any person:

                    (i) in compliance with the duties of the PES under the Act or any other requirement of a Competent Authority;

                    (ii) in compliance with the conditions of any Licence or any document referred to in any Licence with which the PES is required to comply;

                    (iii)     in compliance with any other
requirement of law;

                    (iv) in response to a requirement of any stock exchange or regulatory authority or the Panel on Takeovers and Mergers; or

                    (v)  pursuant to the Arbitration Rules for
the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to the PES; or

          15.8.2.4 when Confidential Information is furnished by the PES to the employees, directors, agents, consultants and professional advisers of the PES, in each case on the basis set out in the sub clause 15.9.

15.9 With effect from the date of this Agreement the PES shall adopt procedures within its organisation for ensuring the confidentiality of all Confidential Information which it is obliged to preserve as confidential under Clause 15.8. The procedures are:

     15.9.1 the Confidential Information will be disseminated within the PES only on a "need to know" basis;

     15.9.2 employees, directors, agents, consultants and professional advisers of the PES in receipt of Confidential
Information will be made fully aware of the PES's obligations of confidence in relation thereto; and

     15.9.3 any copies of the Confidential Information whether in hard copy or computerised form will clearly identify the Confidential Information as confidential.

16.  DEALINGS WITH LAND

16.1 Each party agrees that it shall not by any act or default render the PES's Assets or the assets of NGC on NGC's Land (as appropriate) liable to any distress, execution or other legal process, and in the event that such assets shall become so liable, shall forthwith give notice of any such proceedings to the other Party and shall forthwith notify any third party instituting any such process of the ownership of such assets.

16.2 If NGC desires to mortgage or charge any of its land or its interest therein on which any of the PES's Assets are located or if either party desires to mortgage or charge any of its own assets or to enter into any arrangement which, if made, might affect the rights of the other Party expressly granted herein, then that Party shall ensure that the other Party's assets are not and will not be subject to the rights granted therein and are not and will not be affected by the mortgage, legal charge or other agreement or arrangement, and shall give written notification thereof to the other Party.

16.3 In the event that NGC shall wish to grant rights over or dispose of any interest in or change the use of any land to which this Agreement applies NGC shall notify the PES of such wish and fully consult with the PES in respect thereof and shall not grant such rights or make such disposal or change of use subject to and where appropriate with the benefit of this Agreement and where the disposal involves the Common Assets and/or Services shall procure that the party to whom the interests are disposed of shall complete a deed of covenant with the PES in such form as the PES shall reasonably require to enable the PES to continue to have the use of such Common Assets or Services to the same extent as prior to such disposal.

17.  LIMITATION OF LIABILITY

17.1 Save where any provision of this Agreement provides for an indemnity and save as provided in this sub-clause 17.1 and sub-clause 17.2 neither party (the "Party Liable") nor its officers, employees or agents shall be liable to the other party for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date hereof was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach and which resulted from:

     17.1.1    physical damage to the property of the other
Party, its officers, employees or agents; and/or

     17.1.2 the liability of the other Party to any other person for loss arising from physical damage to the property of such other person.

17. Nothing in this Agreement shall exclude or limit the liability of the Party Liable for death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents and the Party Liable shall indemnify and keep indemnified the other Party, its officers, employees or agents, from and against all such and any loss or liability which such other party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the Party Liable, its officers, employees or agents.

17.3 Save where any provision of this Agreement provides for an indemnity neither the Party liable, nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to the other Party for:

     17.3.1 any loss of profit, loss of revenue, loss of use, loss of contract or loss of goodwill; or

     17.3.2    any direct or consequential loss; or

     17.3.3    loss resulting from the liability of such other
Party to any other person howsoever and whensoever arising save as provided in sub-clauses 17.1.2 and 17.2.

17.4 The rights and remedies provided by this Agreement to the parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including without limitation any rights either party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the parties hereby waives in the fullest extent possible all such rights and remedies provided by common law or statute, and releases the Party liable its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

17.5 Save as otherwise expressly provided in this Agreement, this Clause 17 insofar as it excludes or limits liability shall override any other provision in this Agreement provided that nothing in this Clause 17 shall exclude or restrict or otherwise prejudice or affect any of:

     17.5.1 the rights, power, duties and obligations of either Party which are conferred or created by the Act, the NGC Transmission Licence, the PES Licence or the Electricity Supply Regulations 1988 or any amendment or re-enactment thereof; or

     17.5.2 the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any such Licence as aforesaid or otherwise howsoever.

17.6 Each of the sub-clauses of this Clause 17 shall:

     17.6.1 be construed as a separate and severable contract term, and if one or more of such sub-clauses is held to be invalid, unlawful or otherwise unenforceable the other or others of such sub-clauses shall remain in full force and effect and shall continue to bind the parties; and

     17.6.2    survive termination of this Agreement.

17.7 Each Party acknowledges and agrees that the other Party holds the benefit of sub-clauses 17.1 and 17.2 and 17.3 above for itself and as trustee and agent for its officers, employees and agents.

17.8 Each Party acknowledges and agrees that the provisions of this Clause 17 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date hereof.

18.  INTELLECTUAL PROPERTY

     All Intellectual Property relating to the subject matter of this Agreement conceived, originated, devised, developed or created by a Party its officers employees, agents or consultants during the currency of this Agreement shall vest in such Party as the sole beneficial owner thereof save where the Parties agree in writing otherwise.


19.  FORCE MAJEURE

     If either Party (the "Non-Performing Party") shall be unable to carry out any of its obligations under this Agreement due to a circumstance of Force Majeure this Agreement shall remain in effect but save as otherwise provided herein the Non-Performing Party's obligations hereunder shall be suspended without liability for a period equal to the circumstance of Force Majeure provided that:

     (i) the Non-Performing Party gives the other Party prompt notice describing the circumstances of Force Majeure, including the nature of the occurrence, its expected duration and the particular obligations affected by it, and thereafter furnishes regular reports with respect thereto during the period of Force Majeure;

     (ii) the suspension of performance is of no greater scope and of no longer duration than is required by the Force Majeure;

     (iii) no liabilities of either Party that arose before the Force Majeure causing the suspension of performance are affected as a result of the Force Majeure;

     (iv) the Non-Performing Party uses all reasonable efforts to remedy its inability to perform; and

     (v) as soon as practicable after the event which constitutes Force Majeure the Parties shall discuss how best to continue their operations so far as possible in accordance with this Agreement.

20.  WAIVER

     No delay or omission of NGC or the PES in exercising any right, power, privilege or remedy under this Agreement shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other or future exercise thereof or the exercise of any other right, power, privilege or remedy.

21.  NOTICES

21.1 Any notice or other communication to be given by one party to the other under, or in connection with the matters contemplated by, this Agreement shall be addressed to the recipient and sent to the address, telex number or facsimile number of such other Party given in Schedule 7 and marked for the attention of the person so given or to such other address, telex number and/or facsimile number and/or marked for such other attention as such other Party may from time to time specify by notice given in accordance with this Clause 21 to the Party giving the relevant notice or other communication to it.

21.2 Any notice or other communication to be given by one Party to the other Party under, or in connection with the matters contemplated by, this Agreement shall be in writing and shall be given by letter delivered by hand or sent by first class prepaid post (airmail if overseas) or telex or facsimile, and shall be deemed to have been received:

     21.2.1    in the case of delivery by hand, when delivered;
or

     21.2.2 in the case of first class prepaid post, on the second day following the day of posting or (if sent from overseas) on the fifth day following the day of posting; or

     21.2.3 in the case of telex, on the transmission of the automatic answerback of the addressee (where such transmission occurs before 1700 hours on the day of transmission) and in any other case on the day following the day of transmission; or

     21.2.4 in the case of facsimile, on acknowledgement by the addressee's facsimile receiving equipment (where such acknowledgement occurs before 1700 hours on the day of acknowledgement) and in any other case on the day following the day of acknowledgement.

22.  VARIATIONS

     The provisions of Schedules 4 and 5 may be varied from time to time by written memorandum referring to this Clause 22 and signed by an authorised officer of each of the Parties. Subject thereto no variations to this Agreement shall be effective unless made by way of supplemental deed.


23.  OVERRIDING PROVISIONS

23.1 In the event of any conflict between the obligations of a successor to NGC or the PES hereunder and their obligations under the NGC Transmission Licence and PES Licence, the Act, any direction of the Secretary of State for Energy, the Director or ruling of the Monopolies and Mergers Commission, the Grid Code, under any Connection Agreement or under any Supplemental Connection Agreement relating to any of the PES's Assets, the direction of the Secretary of State for Energy, the Director or ruling of the Monopolies and Mergers Commission shall prevail and accordingly NGC and the PES respectively shall not be responsible for any failure to perform their respective obligations hereunder to the extent that any such failure is directly attributable to proper compliance with such provisions, ruling or directions.

23.2 In the event of any inconsistency between the terms of this Agreement and the terms of an agreement between NGC and Nuclear Electric plc to take effect from 31st March 1990 relating to access to or use of property or equipment affected by a Nuclear Site Licence ("the Nuclear Site Licence Agreement") a copy of which has been disclosed to the PES prior to the date hereof the terms of the latter shall prevail.

23.3 The PES hereby covenants with NGC to comply with the provisions of the Nuclear Site Licence Agreement in so far as it affects the PES's Assets and the exercise by the PES of its rights under this Agreement.

23.4 NGC hereby covenants with the PES to comply with the provisions of the Nuclear Site Licence Agreement is so far as its affects the NGC's Land and assets of the NGC thereon.

24.  ASSIGNMENT AND SUB-CONTRACTING

24.1 The PES shall not assign or otherwise deal (in whole or in part) with its rights hereunder save that the PES may with the prior written consent of NGC such consent not to be unreasonably withheld:

     24.1.1    charge the rights as a whole;

     24.1.2 assign the rights as a whole to a person holding a Licence granted pursuant to Section 6(1)(c) or 6(2) of the Act or to a company of which the PES holds beneficially the whole of the issued share capital or which holds the whole of the issued share capital of the PES;

     24.1.3 assign the rights as a whole to an assignee which is contemporaneously acquiring a substantial part of the undertaking of the PES in connection with the distribution of electricity.

24.2 Each Party shall have the right to sub-contract or delegate the performance of any of its obligations or duties arising under this Agreement without the consent of the other. The sub-contracting by either Party of the performance of any obligations or duties under this Agreement shall not relieve such Party from the liability for performance of such obligations or duty.

25.  ILLEGALITY AND PARTIAL INVALIDITY

25.1 If at any time any provision of this Agreement should become or be declared unlawful, invalid, illegal or unenforceable in any respect under the lay of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of such provision under the law of any other jurisdiction shall be affected.

25.2 If any part of a provision of this Agreement is or becomes or is declared invalid, unlawful, illegal or enforceable but the rest of such provision would remain valid, lawful or enforceable if part of the wording were deleted the provision shall apply with such modifications as may be necessary to make it valid, lawful, enforceable and effective but without affecting the meaning of legality, validity or enforceability of any other provision of this Agreement.

26.  TERM AND TERMINATION

     This Agreement shall continue until non of the PES's Assets are on any part of NGC's Land and no Common Assets or Services are shared by or provided to the PES pursuant to this Agreement.


27.  AGREEMENT AS TO ASSETS, SERVICES AND COMMON ASSETS

27.1 The Parties shall within twelve months of the date hereof agree on the following:

     27.1.1 The PES's Assets which are actually on NGC's Land as at the date hereof; and

     27.1.2    The Services and Common Assets which are on NGC's
Land and are required by the PES as at the date hereof;

     27.1.3 The Lines and Cables belonging to the PES and the routes thereof which are on and/or under NGC's Land as at the date hereof.

     27.1.4 In respect of the Services agreed upon pursuant to the preceding sub-clause of the kind specified in Part 2 of
Schedule 5 details of the level of quality or quantity of such Service as at the date hereof.

27.2 If the Parties fail to agree any of the matters referred to in this Clause either may refer the same for resolution in accordance with Clause 13 at any time after a disagreement arises.

28.  REGISTRATION AND MEMORANDUM

28.1 Where any or all of NGC's Land is registered or NGC's interest therein is subject to compulsory registration at HM Land Registry NGC agrees to apply to the Chief Land Registrar for the registration as appropriate of the rights and obligations granted by or contained in this Agreement and further agrees to place on deposit at HM Land Registry all relevant Land or Charge Certificates to enable such registration to be effected as and when such Land or Charge Certificate are available.

28.2 Where any of NGC's Land is not so registered or subject to compulsory registration, NGC is entitled to procure within six months of the date hereof that a memorandum of this agreement is endorsed on or otherwise securely attached to the most recent conveyance (in the case of a freehold interest) or the lease under or pursuant to which NGC holds NGC's land.

29.  ENTIRE AGREEMENT

29.1 This Agreement contains or expressly refers to the entire agreement between the Parties with respect to the subject-matter hereof, and expressly excludes any warranty, condition or other undertaking implied at law or by custom, and supersedes all previous agreements and understandings between the Parties with respect thereto and each of the Parties acknowledges and confirm that it does not enter into this Agreement in reliance on any representation, warranty or other undertaking not fully reflected in the terms of this Agreement.

29.2 The Parties acknowledge that each of them may have entered or may enter into agreements with any generating company (as defined in the Act) containing similar rights and/or liabilities to those contained in this Agreement affecting the PES's Assets NGC's Land and any assets thereon. The Parties shall, when entering into such agreement with any of the said generating companies, use reasonable endeavours to avoid conflicts between the provisions thereof and the provisions of this Agreement but in the event of any conflict the Parties shall procure that appropriate arrangements are made to settle the same to give full effect (so far as practicable) to the rights and liabilities under this Agreement and under such other agreements as aforesaid. Where relevant the provisions of Clause 8.3 shall apply. In the event of any dispute with in accordance with Clause 13.


IN WITNESS whereof this Agreement has been entered into under the seal the day and year first above written.

                          SCHEDULE 1

                The PES's Assets On NGC's Land

Assets of the following kinds:


(a) HV Apparatus including/comprising busbar isolators, circuit breaker, earth switch, current transformer, voltage transformer;

(b) Termination Apparatus including/comprising overhead connection tension insulators and downdroppers/HV cable and sealing ends;

(c) Protection, control and alarm apparatus (including associated panels and multicore cabling);

(d)  Intertrip apparatus;

(e)  Standby diesels;

(f)  Connection to compressed air and oil installations;

(g)  Section of water washing installations;

(h)  Spares excluding Strategic Spares;

(i)  Metering equipment;

(j)  Aerials;

(k)  MV supply cables and apparatus;

(l)  Batteries and associated apparatus;

(m)  Telecommunications apparatus;

(n)  Cathodic protection.


To the extent not included as part of such assets the same shall be deemed to include all control and auxiliary cables and associated terminations pipes and ducts and other auxiliary equipment exclusively serving the same.

                          SCHEDULE 2



                          NGC's Land


                        [Site Address]

                          SCHEDULE 3


                   Security Details (Cl 4)


                            Part 1



1.   NGC Land

     Security of NGC Site Compounds will be maintained in accordance with the Electricity Supply Regulations 1988. All buildings not enclosed within a site compound fence will be securely locked to restrict unauthorised access. A local management instruction will apply to the issue of security keys.


                            Part 2


Plant MV LV Apparatus Safety Co-ordination Procedures (Cl 4.5)


1.   In this Schedule:

     "Apparatus"              means all equipment in which
electrical conductors are used, supported or of which they may form a part;

     "Connection Site"        shall have the meaning given to it
in the Grid Code;

     "Existing Rules"         means the rules, procedures or
current arrangements for and relating to safety co-ordination across boundaries (to permit work to or testing on the System of one of the Parties which, for this to be done safely, requires isolation and/or other precautions on Plant and/or MG and/or LV Apparatus whether at, adjacent to or remote from the location of the work or testing) which are in force followed or complied with at NGC's Land at the date of this Agreement;

     "Low Voltage" or "LV"    means a voltage not exceeding 250
volts;
     "Medium Voltage" or
     "MV"                means a voltage exceeding 250 volts but
not exceeding 650 volts;

     "Plant"             means fixed and moveable items used in
the generation and/or supply and/or transmission and/or distribution of electricity, other than Apparatus.

2. The Parties will continue to comply with the Existing Rules pending any agreed modifications thereto.

3. The Parties will arrange for the Existing Rules (if not already in writing) to be written down and, in any event, to be agreed between the person or persons responsible on behalf of the relevant Parties for the co-ordination of safety at each Connection Site(s).

                          SCHEDULE 4


                    Common Assets (Cl 9.1)


                            Part 1



(a)  Batteries

(b)  Earthing Systems

(c)  Telemetering Equipment

(d)  Connections to insulating oil and SF6 gas installations

(e)  Miscellaneous MV/LV cabling




                            Part 2



(a)  Communicating Equipment (excepting Telemetering Equipment)

(b)  Site Lighting

                          SCHEDULE 5



                   Shared Services (Cl 9.2)



                            Part 1



(a)  AC and DC electrical supplies

(b)  Compressed air for switchgear operation

(c)  Water supplies

(d)  Insulating Oil

(e)  Fire fighting systems and use of adjacent fire hydrants

(f)  Use of system for transporting insulating oil

(g)  Use of system for transporting Sulphur hexafluoride




                            Part 2


(a)  Toilet facilities

(b)  Canteen facilities

(c)  Public telephones

(d)  Cranes and lifting equipment

(e)  Security alarm systems

                          SCHEDULE 6



            Charges For The Provision Of Services



The charges to be made by NGC for the supply of Insulating Oil shall be a proper charge having regard to the quantity of the supply which charge shall be agreed locally from time to time.

                          SCHEDULE 7



               Addresses, Fax Nos, etc (Cl 21)